                           GLOBAL UTILITY FUND, INC.
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

                            ------------------------

                           IMPORTANT PROXY MATERIALS
                             ---------------------

                                PLEASE VOTE NOW
                             ---------------------

                                                                   July 19, 2001

Dear Shareholder:

    I am writing to ask you to vote on an important proposal to merge Global Utility Fund, Inc. into Prudential Utility Fund, a series of Prudential Sector Funds, Inc. A shareholder meeting is scheduled for September 13, 2001. This package contains information about the proposal and includes materials that you will need to vote. The Board of Directors of Global Utility Fund, Inc. has reviewed the proposal and has recommended that it be presented to shareholders for their consideration. Although the Directors have determined that the proposal is in the best interest of shareholders, the final decision is up to you.

    If approved, the merger would give you the opportunity to participate in a larger fund with similar investment policies. In addition, shareholders are expected to realize a reduction in both the net and gross annual operating expenses paid on their investment in the combined fund. To help you understand the proposal, we are including a "Q and A" that answers common questions about the proposed transaction. The accompanying proxy statement includes a detailed description of the proposal. Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

    To vote, you may use any of the following methods:

    - BY MAIL. Please complete, date and sign your proxy card before mailing it in the enclosed postage paid envelope.

    - BY INTERNET. Have your proxy card available. Go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card. Follow the instructions found on the web site.

    - BY TELEPHONE. Call (800) 690-6903 toll free. Enter your 12-digit control number from your proxy card. Follow the instructions given.

    SPECIAL NOTE FOR SYSTEMATIC INVESTMENT PLANS (SUCH AS AUTOMATIC INVESTMENT PLAN, SYSTEMATIC EXCHANGE, ETC.) AND THOSE WITH OUTSTANDING CERTIFICATES:
Shareholders participating in systematic investment plans must contact their Financial Advisor or call the Prudential Mutual Fund Service Center, toll free, at (800) 225-1852, to change their options. Otherwise, starting on or about September 21, 2001, future purchases through these plans will be made in shares of Prudential Utility Fund, if the merger is approved.

    Shareholders with outstanding certificates are also urged to contact their Financial Advisors or call the Prudential Mutual Fund Service Center to deposit their certificates.

    If you have any questions before you vote, please call us at
(800) 225-1852. We are glad to help you understand the proposal and assist you in voting. Thank you for your participation.

                                          Very truly yours,

                                          /s/ David R. Odenath, Jr.

                                          David R. Odenath, Jr.
                                          PRESIDENT

                  IMPORTANT INFORMATION TO HELP YOU UNDERSTAND
                            AND VOTE ON THE PROPOSAL

    Please read the enclosed proxy statement for a complete description of the proposal. As a quick reference, the following provides a brief overview of the proposal.

WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?

    You are being asked to approve a merger of Global Utility Fund, Inc. into Prudential Utility Fund, a series of Prudential Sector Funds, Inc. When we refer to the "merger," we mean the transfer of Global Utility Fund's assets to, and the assumption of its liabilities by, Prudential Utility Fund, in exchange for shares of Prudential Utility Fund, and the subsequent liquidation of Global Utility Fund.

WHAT IS THE REASON FOR THIS MERGER?

    The proposed merger is intended to combine two mutual funds with similar investment objectives, resulting in what are expected to be overall lower gross expenses (and also lower net expenses, which reflect waivers). The merger is also desirable because of the inability of Global Utility Fund to attract positive cash flows, which, given its size, would permit it to more effectively pursue its objective at a reasonable cost to shareholders. With assets that have declined to about $159 million as of May 31, 2001, Global Utility Fund's portfolio must be managed defensively. Prudential Utility Fund, with assets of approximately $4.7 billion as of May 31, 2001, has more assets than Global Utility Fund and, given its far larger size, would not be as adversely affected by a period of higher net outflows.

DO THE FUNDS BEING MERGED HAVE SIMILAR INVESTMENT POLICIES?

    Yes. Both Funds invest mainly in securities of utility companies, which include companies primarily engaged in the ownership or operation of electric, gas, telecommunications and water facilities. Some of these securities are issued by foreign companies. Global Utility Fund normally invests at least 65% of its total assets in the utility company securities described above and may also invest up to 35% of its total assets in equity and debt securities of non-utility companies. Global Utility Fund may invest up to 5% of its total assets in below-investment-grade debt securities. As a "global" fund, Global Utility Fund usually invests in issuers from at least three different countries, one of which is the United States. Prudential Utility Fund normally invests at least 80% of its total assets in securities of utility companies as described above, as well as securities issued by cable, airport, seaport and toll road companies. Prudential Utility Fund may invest up to 30% of its total assets in foreign securities. Historically, Global Utility Fund has invested a larger percentage of its assets in foreign securities and debt securities than Prudential Utility Fund. After the merger, the combined fund will be managed according to the investment objective and policies of Prudential Utility Fund.

WHO ARE THE MANAGERS FOR THESE FUNDS?

    Prudential Investments Fund Management LLC currently provides investment management services for both Funds and retains subadvisers to manage the Funds' assets. Wellington Management Company, LLP serves as subadviser to Global Utility Fund. Mark J. Beckwith manages the equity portion of Global Utility Fund and Earl E. McEvoy manages the fixed-income portion of the Fund. Jennison Associates LLC serves as subadviser to Prudential Utility Fund. David A. Kiefer, Eric S. Philo and Shaun Hong co-manage Prudential Utility Fund and will manage the combined fund after the merger.

HOW DO THE EXPENSE STRUCTURES OF THE FUNDS COMPARE?

    Currently, both Funds have four classes of stock outstanding: Class A shares, Class B shares, Class C shares and Class Z shares. Tables found on pages 6 through 8 of the proxy statement compare the expenses incurred by these classes of stock for both Funds. It is expected that the expense ratio of the combined fund will be lower than that of Global Utility Fund by almost 0.50% per year for each class.

IS THE MERGER A TAXABLE EVENT FOR FEDERAL INCOME TAX PURPOSES?

    We expect that the exchange of shares pursuant to the merger will not result in taxable gain or loss for U.S. federal income tax purposes. For more information, see the proxy statement.

WHAT WILL BE THE SIZE OF PRUDENTIAL UTILITY FUND AFTER THE MERGER?

    If the proposal is approved, based on information available as of May 31, 2001, the combined fund is anticipated to have approximately $4.9 billion in assets.

HOW WILL WE DETERMINE THE NUMBER OF SHARES OF PRUDENTIAL UTILITY FUND THAT YOU WILL RECEIVE?

    As of the close of business of the New York Stock Exchange on the date the merger is consummated, shareholders will receive the number of full and fractional Class A, Class B, Class C or Class Z shares of Prudential Utility Fund that is equal in value to the net asset value of their respective Class A, Class B, Class C or Class Z shares of Global Utility Fund on that date. The merger is anticipated to occur on or about September 21, 2001.

WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH A QUORUM BY THE SCHEDULED SHAREHOLDER MEETING DATE?

    If we do not receive sufficient votes to transact business at the meeting, we or Georgeson Shareholder Communications Inc., a proxy solicitation firm, may contact you by mail or telephone to encourage you to vote. Shareholders should review the proxy materials and cast their vote to avoid additional mailings or telephone calls. If there are not sufficient votes to approve the proposal by the time of the meeting (September 13, 2001), the meeting may be adjourned to permit further solicitation of proxy votes.

HAS THE FUND'S BOARD OF DIRECTORS APPROVED THE PROPOSAL?

    Yes. The Board of Directors has approved the proposal and recommends that you vote to approve it.

HOW MANY VOTES AM I ENTITLED TO CAST?

    As a shareholder, you are entitled to one vote for each share of Global Utility Fund that you owned, and a fractional vote proportionate to any fractional shares that you owned, on the record date. The record date was July 6, 2001.

HOW DO I VOTE MY SHARES?

    You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call us at (800) 225-1852.

    You may also vote via the Internet. To do so, have your proxy card available and go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card and follow the instructions found on the web site.

    Finally, you can vote by telephone by calling (800) 690-6903 toll free. Enter your 12-digit control number from your proxy card and follow the instructions given.

HOW DO I SIGN THE PROXY CARD?

    INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

    JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

    ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his or her title when he or she signs, such as "Jane Doe, Trustee;" or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President."

                           GLOBAL UTILITY FUND, INC.
                              100 MULBERRY STREET
                        GATEWAY CENTER THREE, 4TH FLOOR
                         NEWARK, NEW JERSEY 07102-4077

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                             ---------------------

To our Shareholders:

    Notice is hereby given that a Special Meeting of Shareholders (the Meeting) of Global Utility Fund, Inc. will be held at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102, on September 13, 2001, at
11:00 a.m. Eastern time, for the following purposes:

    1. To approve an Agreement and Plan of Reorganization and Liquidation under which Global Utility Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Prudential Utility Fund, a series of Prudential Sector Funds, Inc., and each whole and fractional share of each class of Global Utility Fund will be exchanged for whole and fractional shares of equal net asset value of the corresponding class of Prudential Utility Fund, and Prudential Utility Fund will be the surviving fund.

    2. To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.

    The Board of Directors has fixed the close of business on July 6, 2001 as the record date for the determination of the shareholders of Global Utility Fund entitled to notice of, and to vote at, this Meeting and any adjournments.

                                          [/S/ GEORGE P. ATTISANO]

                                          George P. Attisano
                                          SECRETARY

Dated: July 19, 2001

 A PROXY CARD IS ENCLOSED ALONG WITH THE PROXY STATEMENT. PLEASE VOTE YOUR SHARES TODAY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD IN THE POSTAGE PREPAID ENVELOPE PROVIDED. YOU ALSO MAY VOTE BY TELEPHONE OR VIA THE INTERNET AS DESCRIBED IN THE ENCLOSED MATERIALS. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

                            YOUR VOTE IS IMPORTANT.
                    PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO COMPLETE THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                   INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

    The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

    1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

    2. JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

    3.  ALL OTHER ACCOUNTS should show the capacity of the individual signing.

    This can be shown either in the form of account registration or by the individual executing the proxy card. For example:

     REGISTRATION                                        VALID SIGNATURE
     ------------                                        ---------------
A.   1.   YZ Corporation                                 John Smith, President
     2.   YZ Corporation                                 John Smith, President
          c/o John Smith, President

B.   1.   ABC Company Profit Sharing Plan                Jane Doe, Trustee
     2.   Jones Family Trust                             Charles Jones, Trustee
     3.   Sarah Clark, Trustee                           Sarah Clark, Trustee
          u/t/d 7/1/85

C.   1.   Thomas Wilson, Custodian                       Thomas Wilson, Custodian
          f/b/o Jessica Wilson UTMA
          New Jersey

                            PRUDENTIAL UTILITY FUND
                   A SERIES OF PRUDENTIAL SECTOR FUNDS, INC.

                                      AND

                           GLOBAL UTILITY FUND, INC.
                         PROXY STATEMENT AND PROSPECTUS

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                                 (800) 225-1852
                            ------------------------

                                 JULY 19, 2001
                            ------------------------

    This Proxy Statement and Prospectus (Proxy Statement) is being furnished to shareholders of Global Utility Fund, Inc. (Global Utility Fund) in connection with the solicitation of proxies by Global Utility Fund's Board of Directors for use at the Special Meeting of Shareholders of Global Utility Fund and at any adjournments of the Special Meeting (the Meeting). The Meeting will be held on September 13, 2001 at 11:00 a.m. Eastern time at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102.

    The purpose of the Meeting is to vote on an Agreement and Plan of Reorganization and Liquidation (the Agreement) under which Global Utility Fund would transfer all of its assets to, and all of its liabilities would be assumed by, Prudential Utility Fund, a series of Prudential Sector Funds, Inc., in exchange for shares of Prudential Utility Fund and Global Utility Fund subsequently would be liquidated and dissolved. These transactions are collectively referred to as the Merger. If the Merger is approved, each whole and fractional share of each class of Global Utility Fund will be exchanged for whole and fractional shares of equal net asset value of the corresponding class of Prudential Utility Fund on September 21, 2001, or such later date as the parties may agree (the Effective Time), Global Utility Fund will be liquidated and Prudential Utility Fund will be the surviving fund.

    Prudential Utility Fund is a non-diversified fund organized as a series of Prudential Sector Funds, Inc., a Maryland corporation, which is registered as an open-end management investment company. Prudential Utility Fund's investment objective is total return through a combination of capital appreciation and current income. Prudential Utility Fund seeks to achieve its investment objective by investing at least 80% of its total assets in equity-related and investment-grade debt securities of utility companies.

    Global Utility Fund is a diversified fund registered as an open-end management investment company and organized as a Maryland corporation. Global Utility Fund's investment objective is to provide total return, without incurring undue risk, by investing primarily in income-producing securities of domestic and foreign companies engaged primarily in the utility industries. Global Utility Fund normally invests at least 65% of its total assets in equity-related and debt securities of utility companies. Global Utility Fund may also invest up to 35% of its total assets in debt securities of both utility and non-utility companies. If Global Utility Fund's shareholders approve the Merger, Global Utility Fund will file a Form N-8F with the Securities and Exchange Commission (the SEC or the Commission) after the Effective Time, in order to deregister as an investment company, and will terminate its corporate existence with the State of Maryland.

    IF GLOBAL UTILITY FUND'S SHAREHOLDERS APPROVE THE MERGER, THE SHAREHOLDERS OF GLOBAL UTILITY FUND WILL BECOME SHAREHOLDERS OF PRUDENTIAL UTILITY FUND.

                                                        (CONTINUED ON NEXT PAGE)
                            ------------------------

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED PRUDENTIAL UTILITY FUND'S SHARES, NOR HAS THE COMMISSION DETERMINED THAT
                THIS PROXY STATEMENT IS COMPLETE OR ACCURATE.
                  IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

    This Proxy Statement should be retained for your future reference. It sets forth concisely the information about the Merger and Prudential Utility Fund that a shareholder of Global Utility Fund should know before voting on the proposed Merger. A Statement of Additional Information dated July 19, 2001, which relates to this Proxy Statement, has been filed with the Commission and is incorporated into this Proxy Statement by reference. The Prospectus of Prudential Utility Fund, dated March 9, 2001, accompanies this Proxy Statement. The Statement of Additional Information for Prudential Sector Funds, Inc., dated March 9, 2001, is available upon request. Enclosed with the Proxy Statement is the Annual Report of Prudential Utility Fund dated November 30, 2000, which is incorporated into this Proxy Statement by reference. The Prospectus and Annual Report for Prudential Utility Fund and the Statement of Additional Information for Prudential Sector Funds, Inc., have been filed with the Commission and are incorporated into this Proxy Statement by reference. A Prospectus and Statement of Additional Information for Global Utility Fund, both dated November 30, 2000, as supplemented to date, the Fund's Annual Report dated September 30, 2000 and the Fund's Semi-Annual Report dated March 31, 2001 have been filed with the Commission and are incorporated into this Proxy Statement by reference. You may obtain copies of the documents referred to above without charge by contacting Prudential Mutual Fund Services LLC at Post Office Box 8098, Philadelphia, PA 19101, or by calling (800) 225-1852. The documents referred to above also are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov and copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                       SPECIAL MEETING OF SHAREHOLDERS OF
                           GLOBAL UTILITY FUND, INC.
                      TO BE HELD ON SEPTEMBER 13, 2001 AT:

                              100 MULBERRY STREET
                        GATEWAY CENTER THREE, 14TH FLOOR
                         NEWARK, NEW JERSEY 07102-4077
                            ------------------------

                         PROXY STATEMENT AND PROSPECTUS
                            ------------------------

                               VOTING INFORMATION

    This Proxy Statement and Prospectus (Proxy Statement) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Directors of Global Utility Fund, Inc. (Global Utility Fund) to be used at the Special Meeting of Shareholders of Global Utility Fund and at any adjournments of the Special Meeting (the Meeting), to be held on September 13, 2001, at 11:00 a.m. Eastern time at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102.

    The purpose of the Meeting is described in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about July 25, 2001. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of Global Utility Fund. In addition, Georgeson Shareholder Communications Inc., a proxy solicitation firm, may be retained to solicit shareholders on behalf of Global Utility Fund. The costs of retaining Georgeson Shareholder Communications Inc. will be borne by Global Utility Fund and Prudential Utility Fund, a series of Prudential Sector Funds, Inc., in proportion to their respective assets, and are estimated to be approximately $27,000. The expenses in connection with preparing this Proxy Statement and its enclosures will be borne by each of Global Utility Fund and Prudential Utility Fund (each a Fund), in proportion to their respective assets. Any expenses related to the Merger described in this Proxy Statement incurred subsequent to the Merger will be borne solely by Prudential Utility Fund.

    Even if you sign and return the enclosed proxy card, you may revoke your proxy at any time prior to the Meeting by written notification received by Global Utility Fund, by submitting a later-dated proxy card, or by attending the Meeting and voting in person.

    All proxy cards solicited by the Board of Directors that are properly completed and received by Global Utility Fund prior to the Meeting, and that are not revoked, will be voted at the Meeting. Shares represented by proxies will be voted in accordance with the instructions you provide. If no instruction is made on a proxy card, it will be voted FOR Proposal No. 1. Only proxies that are actually voted will be counted toward establishing a quorum, which is the minimum number of shares necessary to transact business at the Meeting.

    If a proxy that is properly signed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares on this matter for which the broker or nominee does not have discretionary power), the shares represented thereby will be considered present for purposes of determining the existence of a quorum for the transaction of business, but, because Proposal No. 1 requires approval by a majority of Global Utility Funds outstanding shares, will have the effect of a vote AGAINST Proposal No. 1.

    Global Utility Fund also has arranged to have votes recorded by telephone. The expenses associated with telephone voting will be borne by the Funds. When Global Utility Fund takes votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies given by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

    Shareholders may also cast their vote via the Internet. The Internet voting procedures have been designed to authenticate shareholders' identities and to confirm that shareholders' instructions have been recorded properly. We have been advised that the Internet voting procedures are consistent with the requirements of applicable law. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from an Internet access provider and telephone companies that must be borne by the shareholder.

    If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve Proposal No. 1 are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. The presence in person or by proxy of shareholders entitled to cast one-third of the votes entitled to be cast constitutes a quorum. An adjournment will require the affirmative vote of a majority of shares present in person at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to Proposal No. 1, unless directed to vote AGAINST Proposal No. 1, in which case such shares will be voted against the proposed adjournment. Shares represented by abstentions or broker "non-votes" will not be voted for or against an adjournment. Because an adjournment requires an affirmative vote of a majority of shares present, abstentions and broker "non-votes" will have the effect of votes against adjournment. A shareholder vote may be taken on the Merger described in this Proxy Statement or on any other business properly presented at the Meeting prior to adjournment if sufficient votes have been received.

    Shareholders of record at the close of business on July 6, 2001 (the Record
Date), will be entitled to vote at the Meeting. Each shareholder will be entitled to one vote for each share and a fractional vote proportionate to each fractional share held on that date. On the Record Date, there were 12,199,853.830 Class A shares, 1,576,995.717 Class B shares, 74,689.717 Class C shares and 402,037.677 Class Z shares issued and outstanding for Global Utility Fund. The following shareholders held of record or beneficially 5% or more of the Class C shares of Global Utility Fund on the Record Date: (1) Nelag Partners, 37791 Halper Lake Drive, Rancho Mirage, CA 92270, held 7.5%; and
(2) Prudential Trust Company, FBO Teynor's Mobile Home Center, 3884 State Route 4, Bucyrus, OH 44820, held 5.8%. Each of these amounts represent, on a pro forma basis, less than 1% of the combined fund's Class C shares as of the Record Date.

    With respect to Prudential Utility Fund, as of the Record Date:

    (1) Prudential Trust Company, FBO Ellis Island Employee Pens, 4178 Koval Lane, Las Vegas, NV 89109, held of record and beneficially 11.3% of the Fund's Class C shares, representing, on a pro forma basis, 11.1% of the combined fund's Class C shares.

    (2) Prudential Trust Company, FBO Pru Non-Trust Accounts, Attn: John Surdy, 30 Scranton Office Park, Moosic, PA 18507, held of record 10.35% of the Fund's Class Z shares, representing, on a pro forma basis, 9.8% of the combined fund's Class Z shares. Within this account, Diesel Technology -- Burlingame, Robert A. Joseph, Trustee, 4300 44th, SE, P.O. Box 888653, Kentwood, MI 49588, held beneficially 5.6% of the Fund's Class Z shares, representing, on a pro forma basis, 5.3% of the combined fund's Class Z shares.

    (3) Pru Defined Contributions Svcs, FBO Pru-DC Trust Accounts, Attn: John Surdy, 30 Scranton Office Park, Moosic, PA 18507, held of record 55.2% of the Fund's Class Z shares, representing, on a pro forma basis, 52.3% of the combined fund's Class Z shares. Within this account, the PSI 401(k) Plan, Prudential Bank & Trust Co., Trustee, 1 Seaport Plaza, New York, NY 10292, held beneficially 50.7% of the Fund's Class Z shares, representing, on a pro forma basis, 48.0% of the combined fund's Class Z shares.

    As of July 6, 2001, the Directors and officers of both Global Utility Fund and Prudential Sector Funds, Inc. owned, in the aggregate, less than 1% of each class of each Fund's outstanding shares. Prudential Securities Incorporated intends to vote any shares of Global Utility Fund for which it has direct voting authority FOR Proposal No. 1.

VOTE REQUIRED

    APPROVAL OF THE MERGER REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF GLOBAL UTILITY FUND. EACH OUTSTANDING FULL SHARE OF GLOBAL UTILITY FUND AS OF THE RECORD DATE IS ENTITLED TO ONE VOTE, AND EACH OUTSTANDING FRACTIONAL SHARE AS OF THE RECORD DATE IS ENTITLED TO A PROPORTIONATE FRACTIONAL VOTE.

                                    SYNOPSIS

    The following is a summary of information contained elsewhere in this Proxy Statement, in the Agreement and Plan of Reorganization and Liquidation (the Agreement) (the form of which is attached as Attachment A), and in the Prospectuses of each Fund. Shareholders should read this Proxy Statement and the Prospectuses of both Funds for more complete information.

    Under the Agreement, Global Utility Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Prudential Utility Fund, a larger mutual fund also managed by Prudential Investments Fund Management LLC (PIFM), in exchange for shares of Prudential Utility Fund, current shareholders of Global Utility Fund will become shareholders of Prudential Utility Fund and Global Utility Fund will be liquidated. These transactions are collectively referred to as the Merger.

INVESTMENT OBJECTIVES AND POLICIES

    The Funds have similar investment objectives and policies. Global Utility Fund's investment objective is to provide total return, without incurring undue risk, by investing primarily in income-producing securities of domestic and foreign companies engaged primarily in the utility industries. Prudential Utility Fund's investment objective is total return through a combination of capital appreciation and current income.

    The Funds' investment objectives differ in that although both Funds seek to provide total return, Global Utility Fund invests primarily in securities that produce income (in the form of dividends and/or interest) while Prudential Utility Fund seeks to provide total return by investing in both income-producing securities and securities that are believed to have the potential for capital appreciation (that is, that will increase in market value).

    The benchmark index for Global Utility Fund is the Financial Times/S&P Actuaries World Utilities Index, an unmanaged index currently comprised of approximately 183 world utility stocks representing approximately 29 countries. The benchmark index for Prudential Utility Fund is the Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 stocks of large U.S. companies. Although each Fund uses its respective Index as a benchmark of its performance, as noted above, the Funds emphasize active management of a portfolio of investments in equity and fixed-income securities of utility companies. Accordingly, the Funds do not seek to track the overall holdings or risk profile of their respective Indexes.

    Both Funds typically distribute all or substantially all of their ordinary income quarterly and net realized capital gains annually.

MANAGEMENT OF THE FUNDS

    PIFM serves as investment manager to both Funds. PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2000, PIFM served as manager to all of the Prudential U.S. and off-shore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $76 billion. PIFM's address is Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102-4077.

    Wellington Management Company, LLP (Wellington Management) serves as subadviser to Global Utility Fund. Wellington Management, located at 75 State Street, Boston, Massachusetts 02109, is a professional investment counseling firm that has provided investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals since 1928. As of March 31, 2001, Wellington Management held investment authority over approximately $273 billion of assets. Mark J. Beckwith has managed the equity portion of Global Utility Fund since June 1999 and Earl E. McEvoy has managed the fixed-income portion of the Fund since May 1996. Mr. Beckwith, a Senior Vice President and Partner of Wellington Management, has been a portfolio manager with

Wellington Management since 1995 and Mr. McEvoy, also a Senior Vice President and Partner of Wellington Management, has been an investment professional with Wellington Management since 1978.

    Jennison Associates LLC (Jennison) serves as subadviser to Prudential Utility Fund. Jennison, located at 466 Lexington Avenue, New York, New York 10017, has served as an investment adviser to investment companies since 1990. As of December 31, 2000, Jennison managed approximately $90 billion in assets. David A. Kiefer, CFA, Eric S. Philo, CFA, and Shaun Hong, CFA, co-manage Prudential Utility Fund. Mr. Kiefer has co-managed the Fund since 1994 and Messrs. Philo and Hong have co-managed the Fund since September 2000. Each is a Chartered Financial Analyst (CFA). Mr. Kiefer, a Senior Vice President of Jennison, joined Prudential in 1986. Mr. Philo, an Executive Vice President of Jennison, joined Jennison in May 1996. Mr. Hong, a Vice President of Jennison, joined Jennison in September 2000, prior to which he served as a Vice President and equity research analyst of Prudential Investment Management, Inc. (formerly The Prudential Investment Corporation) from May 1999 to September 2000 and as an analyst at Equinox Capital Management from 1994 to May 1999.

    Jennison and PIFM are both ultimately owned by The Prudential Insurance Company of America ("Prudential"). Wellington Management is not affiliated with PIFM, Jennison or Prudential.

EXPENSE STRUCTURES

    Each Fund pays a monthly management fee to PIFM. PIFM, in turn, pays out of its management fee a fee to the subadviser for providing advisory services to each Fund. Global Utility Fund has agreed to pay PIFM a management fee at an annual rate of 0.70% of its average daily net assets up to $250 million, 0.55% of the next $250 million, 0.50% of the next $500 million and 0.45% of the Fund's average daily net assets in excess of $1 billion. For the fiscal year ended September 30, 2000, the effective management fee for Global Utility Fund equaled an annual rate of 0.70% of the Fund's average daily net assets. Prudential Utility Fund has agreed to pay PIFM a management fee at an annual rate of 0.60% of its average daily net assets up to $250 million, 0.50% of the next
$500 million, 0.45% of the next $750 million, 0.40% of the next $500 million, 0.35% of the next $2 billion, 0.325% of the next $2 billion and 0.30% of the average daily net assets of the Fund in excess of $6 billion. For the fiscal year ended November 30, 2000, the effective management fee for Prudential Utility Fund equaled an annual rate of 0.41% of the Fund's average daily net assets.

    The management fee paid by both Funds covers PIFM's oversight of the Funds' respective investment portfolios. PIFM also administers each Fund's corporate affairs and, in connection therewith, furnishes the Funds with office facilities, together with those ordinary clerical and bookkeeping services that are not furnished by the Funds' custodian or transfer and dividend disbursing agent. Officers and employees of PIFM serve as officers and Directors of the Funds without compensation.

    Both Funds' expense structures are similar but the rates paid are different. As a result, the effective annual management fee payable by Prudential Utility Fund is lower than the effective annual management fee payable by Global Utility Fund by 0.29% of average daily net assets (based on Prudential Utility Fund's assets for the fiscal year ended November 30, 2000). In addition, the annual net operating expenses for each share class of Prudential Utility Fund for its fiscal year ended November 30, 2000, as a percentage of average daily net assets, were lower by a margin of 0.47% as compared to those of Global Utility Fund for the fiscal year ended September 30, 2000. Prudential Investment Management Services LLC (PIMS), the Funds' distributor, has contractually agreed to waive a portion of the distribution and service (12b-1) fee payable by Class A shares of each Fund (0.05% of a fee of 0.30%) for the current fiscal year. With respect to Prudential Utility Fund, PIMS has contractually agreed to continue this Class A distribution and service (12b-1) fee waiver for the fiscal year ending November 30, 2002.

    If the Merger is approved, shareholders of Global Utility Fund are expected to realize a reduction in both the net annual operating expenses and gross annual operating expenses (that is, without any waivers) paid on their investment. The contractual waiver by PIMS for Prudential Utility Fund extends through

November 30, 2002. The contractual waiver by PIMS for Global Utility Fund extends through September 30, 2001. There is no assurance that PIMS will continue either waiver beyond these dates.

    Overall, the proposed Merger would provide Global Utility Fund shareholders with the following benefits:

    - the opportunity to participate in a larger fund;

    - investment in a fund with an investment objective and policies similar to Global Utility Fund's investment objective and policies; and

    - annual operating expenses for each share class that are expected to be substantially lower than those of the same class of Global Utility Fund, with or without waivers.

    THE BOARD OF DIRECTORS OF GLOBAL UTILITY FUND BELIEVES THAT THE MERGER WILL BENEFIT THE FUND'S SHAREHOLDERS AND RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE MERGER.

THE PROPOSED MERGER

    Shareholders of Global Utility Fund will be asked at the Meeting to vote upon and approve the Agreement, under which Global Utility Fund would transfer all of its assets to, and all of its liabilities would be assumed by, Prudential Utility Fund, and each whole and fractional share of each class of Global Utility Fund would be exchanged for whole and fractional shares of equal net asset value of the corresponding class of Prudential Utility Fund, on or about September 21, 2001, or such later date as the parties may agree (the Effective
Time) whereupon Prudential Utility Fund would be the surviving mutual fund. Approval of the Merger requires approval of the shareholders of Global Utility Fund. No vote by shareholders of Prudential Utility Fund is required.

    The Agreement provides that it is a condition to both Funds' obligation to complete the Merger that they will have received an opinion of counsel that the Merger will not result in any taxable gain or loss for U.S. federal income tax purposes to either Fund or its shareholders.

FEES AND EXPENSES

    The following table shows the shareholder fees that are imposed on new purchases of shares of Prudential Utility Fund. These fees will not be imposed on shares of Prudential Utility Fund that are acquired pursuant to the Merger. These fees are identical to those charged by Global Utility Fund, although shares of that Fund are not currently being offered.

                                                      CLASS A        CLASS B        CLASS C        CLASS Z
                                                      --------       --------       --------       --------
SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR
  INVESTMENT)
Maximum sales charge (load) imposed on purchases (as
  a percentage of offering price)...................       5%          None              1%          None
Maximum deferred sales charge (load) (as a
  percentage of the lower of original purchase price
  or sale proceeds).................................    None              5%(2)          1%(3)       None

------------------------
(1) Your broker may charge you a separate or additional fee for purchases and sales of shares.

(2) The Contingent Deferred Sales Charge (CDSC) for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares convert to Class A shares approximately seven years after purchase.

(3) The CDSC for Class C shares is 1% for shares redeemed within 18 months of purchase.

    The following tables reflect the expenses incurred by each class of shares of each Fund for its most recent fiscal year.

GLOBAL UTILITY FUND
ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
AS OF SEPTEMBER 30, 2000

                                                             CLASS A    CLASS B    CLASS C    CLASS Z
                                                             --------   --------   --------   --------
Management fees............................................    0.70%      0.70%      0.70%      0.70%
+ Distribution and service (12b-1) fees....................    0.30%*     1.00%      1.00%      None
+ Other expenses...........................................    0.31%      0.31%      0.31%      0.31%
= Total annual Fund operating expenses.....................    1.31%      2.01%      2.01%      1.01%
- Fee waiver...............................................    0.05%      None       None       None
= NET ANNUAL FUND OPERATING EXPENSES.......................    1.26%*     2.01%      2.01%      1.01%

------------------------
* For the fiscal year ending September 30, 2001, PIMS has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to 0.25% of the average daily net assets of the Class A shares.

PRUDENTIAL UTILITY FUND
ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
AS OF NOVEMBER 30, 2000

                                                             CLASS A    CLASS B    CLASS C    CLASS Z
                                                             --------   --------   --------   --------
Management fees............................................    0.41%      0.41%      0.41%      0.41%
+ Distribution and service (12b-1) fees....................    0.30%*     1.00%      1.00%      None
+ Other expenses...........................................    0.13%      0.13%      0.13%      0.13%
= Total annual Fund operating expenses.....................    0.84%      1.54%      1.54%      0.54%
- Fee waiver...............................................    0.05%      None       None       None
= NET ANNUAL FUND OPERATING EXPENSES.......................    0.79%*     1.54%      1.54%      0.54%

------------------------
* For the fiscal years ending November 30, 2001 and November 30, 2002, PIMS has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to 0.25% of the average daily net assets of the Class A shares.

    With respect to Global Utility Fund, in addition to the Class A share fee waiver described above, and consistent with the closing of the Fund to new investors in anticipation of the Merger, PIMS is voluntarily waiving a portion of the distribution and service (12b-1) fees applicable to Class B and Class C shares. If shareholders approve the Merger, Prudential Utility Fund's expense structure will apply. Assuming continuation of Prudential Utility Fund's current expenses, this expense structure would significantly decrease the total operating expenses currently incurred by shareholders of each class of shares of Global Utility Fund. If the proposed Merger is not approved, Global Utility Fund will continue with its current fee structure, except that there is no assurance that PIMS will agree to continue the Class A share fee waiver past
September 30, 2001 or that PIMS will continue its voluntary Class B and Class C share fee waiver. For more information about the Funds' fees and expenses, refer to their Prospectuses. See "Comparative Fee Tables" below for estimates of expenses if the Merger is approved.

COMPARATIVE FEE TABLES

    The following tables show the fees and expenses of each share class of Global Utility Fund and Prudential Utility Fund, and pro forma fees for the combined fund after giving effect to the Merger, including the effect of PIMS' Class A distribution and service (12b-1) fee waiver previously described. As you can see, the expenses of the combined fund will be significantly less than the expenses for Global Utility Fund if the Merger is effected.

    Fund operating expenses are paid out of each Fund's assets. Expenses are factored into each Fund's share price or dividends and are not charged directly to shareholder accounts. The following figures are based on historical expenses of Global Utility Fund for the fiscal year ended September 30, 2000 and of Prudential Utility Fund for the fiscal year ended November 30, 2000 and are calculated as a percentage of average net assets of each Fund. The pro forma figures for the combined fund are based on May 31, 2001 amounts and economies of scale.

CLASS A SHARES

                                                                                          PRUDENTIAL
                                                                                         UTILITY FUND
                                                          GLOBAL         PRUDENTIAL       PRO FORMA
                                                       UTILITY FUND     UTILITY FUND       COMBINED
                                                      CLASS A SHARES   CLASS A SHARES   CLASS A SHARES
                                                      --------------   --------------   --------------
Management fees.....................................       0.70%            0.41%            0.40%
+ Distribution and service (12b-1) fees.............       0.30%*           0.30%**          0.30%**
+ Other expenses....................................       0.31%            0.13%            0.13%
= Total annual Fund operating expenses..............       1.31%            0.84%            0.83%
- Fee waiver........................................       0.05%            0.05%            0.05%
= NET ANNUAL FUND OPERATING EXPENSES................       1.26%*           0.79%**          0.78%**

------------------------
* For the fiscal year ending September 30, 2001, PIMS has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to 0.25% of the average daily net assets of the Class A shares.

** For the fiscal years ending November 30, 2001 and November 30, 2002, PIMS has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to 0.25% of the average daily net assets of the Class A shares.

CLASS B SHARES

                                                                                          PRUDENTIAL
                                                                                         UTILITY FUND
                                                          GLOBAL         PRUDENTIAL       PRO FORMA
                                                       UTILITY FUND     UTILITY FUND       COMBINED
                                                      CLASS B SHARES   CLASS B SHARES   CLASS B SHARES
                                                      --------------   --------------   --------------
Management fees.....................................       0.70%            0.41%            0.40%
+ Distribution and service (12b-1) fees.............       1.00%            1.00%            1.00%
+ Other expenses....................................       0.31%            0.13%            0.13%
= NET ANNUAL FUND OPERATING EXPENSES................       2.01%            1.54%            1.53%

CLASS C SHARES

                                                                                          PRUDENTIAL
                                                                                         UTILITY FUND
                                                          GLOBAL         PRUDENTIAL       PRO FORMA
                                                       UTILITY FUND     UTILITY FUND       COMBINED
                                                      CLASS C SHARES   CLASS C SHARES   CLASS C SHARES
                                                      --------------   --------------   --------------
Management fees.....................................       0.70%            0.41%            0.40%
+ Distribution and service (12b-1) fees.............       1.00%            1.00%            1.00%
+ Other expenses....................................       0.31%            0.13%            0.13%
= NET ANNUAL FUND OPERATING EXPENSES................       2.01%            1.54%            1.53%

CLASS Z SHARES

                                                                                          PRUDENTIAL
                                                                                         UTILITY FUND
                                                          GLOBAL         PRUDENTIAL       PRO FORMA
                                                       UTILITY FUND     UTILITY FUND       COMBINED
                                                      CLASS Z SHARES   CLASS Z SHARES   CLASS Z SHARES
                                                      --------------   --------------   --------------
Management fees.....................................       0.70%            0.41%            0.40%
+ Distribution and service (12b-1) fees.............       None             None             None
+ Other expenses....................................       0.31%            0.13%            0.13%
= NET ANNUAL FUND OPERATING EXPENSES................       1.01%            0.54%            0.53%

EXAMPLES OF THE EFFECT OF FUND EXPENSES

    The following tables will help you compare the fees and expenses of the different share classes of each Fund and the combined fund and compare the cost of investing in each Fund and the combined fund with the cost of investing in other mutual funds. The tables illustrate the expenses on a hypothetical $10,000 investment in each Fund under the current and pro forma (combined fund) expenses calculated at the rates stated above for the first year, and thereafter using gross expenses with no fee waivers, assuming a 5% annual return and that operating expenses remain the same, and (except where noted) assuming that you sell your shares at the end of each period.

CLASS A SHARES

                                                                                          PRUDENTIAL
                                                                                         UTILITY FUND
                                                          GLOBAL         PRUDENTIAL       PRO FORMA
                                                       UTILITY FUND     UTILITY FUND       COMBINED
                                                      CLASS A SHARES   CLASS A SHARES   CLASS A SHARES
                                                      --------------   --------------   --------------
1 Year..............................................      $  622           $  577           $  576
3 Years.............................................      $  890           $  740           $  737
5 Years.............................................      $1,178           $  917           $  912
10 Years............................................      $1,996           $1,429           $1,418

CLASS B SHARES

                                                                                          PRUDENTIAL
                                                                                         UTILITY FUND
                                                          GLOBAL         PRUDENTIAL       PRO FORMA
                                                       UTILITY FUND     UTILITY FUND       COMBINED
                                                      CLASS B SHARES   CLASS B SHARES   CLASS B SHARES
                                                      --------------   --------------   --------------
1 Year..............................................      $  704           $  657           $  656
3 Years.............................................      $  930           $  786           $  783
5 Years.............................................      $1,183           $  939           $  934
10 Years*...........................................      $2,073           $1,537           $1,526

CLASS B SHARES (ASSUMING NO REDEMPTION)

                                                                                          PRUDENTIAL
                                                                                         UTILITY FUND
                                                          GLOBAL         PRUDENTIAL       PRO FORMA
                                                       UTILITY FUND     UTILITY FUND       COMBINED
                                                      CLASS B SHARES   CLASS B SHARES   CLASS B SHARES
                                                      --------------   --------------   --------------
1 Year..............................................      $  204           $  157           $  156
3 Years.............................................      $  630           $  486           $  483
5 Years.............................................      $1,083           $  839           $  834
10 Years*...........................................      $2,073           $1,537           $1,526

------------------------
* Class B shares have a conversion feature whereby Class B shares held for at least six years will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This table assumes that after the conversion, Class A shares are held instead of Class B shares until the end of the period.

CLASS C SHARES

                                                                                          PRUDENTIAL
                                                                                         UTILITY FUND
                                                          GLOBAL         PRUDENTIAL       PRO FORMA
                                                       UTILITY FUND     UTILITY FUND       COMBINED
                                                      CLASS C SHARES   CLASS C SHARES   CLASS C SHARES
                                                      --------------   --------------   --------------
1 Year..............................................      $  402           $  355           $  354
3 Years.............................................      $  724           $  582           $  579
5 Years.............................................      $1,172           $  931           $  926
10 Years............................................      $2,414           $1,916           $1,905

CLASS C SHARES (ASSUMING NO REDEMPTION)

                                                                                          PRUDENTIAL
                                                                                         UTILITY FUND
                                                          GLOBAL         PRUDENTIAL       PRO FORMA
                                                       UTILITY FUND     UTILITY FUND       COMBINED
                                                      CLASS C SHARES   CLASS C SHARES   CLASS C SHARES
                                                      --------------   --------------   --------------
1 Year..............................................      $  302           $  255           $  254
3 Years.............................................      $  724           $  582           $  579
5 Years.............................................      $1,172           $  931           $  926
10 Years............................................      $2,414           $1,916           $1,905

CLASS Z SHARES

                                                                                          PRUDENTIAL
                                                                                         UTILITY FUND
                                                          GLOBAL         PRUDENTIAL       PRO FORMA
                                                       UTILITY FUND     UTILITY FUND       COMBINED
                                                      CLASS Z SHARES   CLASS Z SHARES   CLASS Z SHARES
                                                      --------------   --------------   --------------
1 Year..............................................      $  103            $ 55             $ 54
3 Years.............................................      $  322            $173             $170
5 Years.............................................      $  558            $302             $296
10 Years............................................      $1,236            $677             $665

    These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any Fund.

PRO FORMA CAPITALIZATION

    The following table shows the capitalization of Global Utility Fund and Prudential Utility Fund as of May 31, 2001 and the pro forma (combined fund) capitalization as if the Merger had occurred on that date.

                                                                                           PRUDENTIAL
                                                                                          UTILITY FUND
                                                               GLOBAL       PRUDENTIAL     PRO FORMA
                                                            UTILITY FUND   UTILITY FUND     COMBINED
                                                            ------------   ------------   ------------
Net Assets (000s)
  Class A.................................................    $130,801      $3,835,946     $3,966,747
  Class B.................................................    $ 22,842      $  769,482     $  792,324
  Class C.................................................    $    818      $   50,871     $   51,689
  Class Z.................................................    $  4,390      $   77,596     $   81,986
Net Asset Value Per Share
  Class A.................................................    $  10.95      $    13.05     $    13.05
  Class B.................................................    $  10.96      $    13.02     $    13.02
  Class C.................................................    $  10.96      $    13.02     $    13.02
  Class Z.................................................    $  10.96      $    13.07     $    13.07
Shares Outstanding (000s)
  Class A.................................................      11,941         293,960        303,984
  Class B.................................................       2,084          59,112         60,867
  Class C.................................................          75           3,908          3,971
  Class Z.................................................         401           5,937          6,273

MINIMUM PURCHASE REQUIREMENTS, REDEMPTIONS AND EXCHANGES

    MINIMUM INVESTMENT REQUIREMENTS. The minimum initial investment amount applicable to both Global Utility Fund and Prudential Utility Fund is $1,000 for Class A shares and Class B shares and $2,500 for Class C shares. There is no minimum investment for Class Z shares. The minimum additional investment amount for each class other than Class Z is $100.

    REDEEMING SHARES. Shares of each Fund will be sold at the next net asset value (NAV), less any applicable CDSC imposed on Class B and Class C shares, calculated after the order is received and accepted.

    PURCHASES AND REDEMPTIONS OF GLOBAL UTILITY FUND. On May 23, 2001, Global Utility Fund closed to new accounts pending the Merger. Shareholders of Global Utility Fund may redeem shares through the Effective Time of the Merger.

    EXCHANGES OF FUND SHARES. Shareholders of the Funds may exchange their shares for shares of the same class of any other Prudential Mutual Fund. If you hold Class B or Class C shares and wish to exchange into a money market fund, you must exchange into Special Money Market Fund, Inc. During the time you are invested in Special Money Market Fund, Inc., the period of time during which your CDSC is calculated is frozen. Exchanges of each Fund are subject to certain restrictions, as described in that Fund's Prospectus.

    For more information on purchases, redemptions and exchanges of the Funds' shares, see below or each Fund's Prospectus.

FORMS OF ORGANIZATION

    Global Utility Fund was organized as a Maryland corporation on November 18, 1988. It operated as a closed-end fund until February 1, 1991, after which it converted to an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act). Prudential Utility Fund is a non-diversified series of Prudential Sector Funds, Inc., which is an open-end management investment company organized, on April 29, 1981, as a Maryland corporation.

    Because both Funds are organized as Maryland corporations (or, in the case of Prudential Utility Fund, a series of a Maryland corporation) under substantially similar Articles of Incorporation, and because each Fund has adopted substantially similar Bylaws, the rights of security holders under state law and the governing documents would be expected to remain unchanged after the Merger.

PERFORMANCE COMPARISONS OF THE FUNDS

    The following tables compare the annual returns for the periods set forth below for each Fund. The bar charts show each Fund's performance for each full calendar year for the last 10 calendar years for the class of shares that has been offered for the longest time.

GLOBAL UTILITY FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL RETURNS* (CLASS A SHARES)

1991   22.43%
1992    9.25%
1993   22.78%
1994   -7.76%
1995   23.37%
1996   13.77%
1997   24.35%
1998   19.47%
1999   10.52%
2000  -12.06%

BEST QUARTER: 13.46% (4th quarter of 1998) WORST QUARTER: -9.43% (2nd quarter of
2000)
*THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF SALES CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. THE TOTAL RETURN OF THE FUND'S CLASS A SHARES FROM JANUARY 1, 2001 TO JUNE 30, 2001 WAS -11.15%.

PRUDENTIAL UTILITY FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL RETURNS* (CLASS B SHARES)

1991  19.01%
1992   9.02%
1993  15.34%
1994  -8.51%
1995  24.80%
1996  21.16%
1997  26.80%
1998   7.18%
1999   3.17%
2000  38.91%

BEST QUARTER: 18.81% (3rd quarter of 2000) WORST QUARTER: -6.44% (1st quarter of
1999)
*THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF SALES CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. THE TOTAL RETURN OF THE FUND'S CLASS B SHARES FROM JANUARY 1, 2001 TO JUNE 30, 2001 WAS -7.16%.

    The following tables compare each Fund's average annual total returns for the periods set forth below. Average annual total returns include the deduction of sales charges, are based on past results and are not an indication of future performance. Each Fund is also compared to the performance of a broad-based securities market index during the same periods. In addition, both Funds are compared to an average of all mutual funds in the Lipper Utility Fund category (the Lipper Average). The returns shown for both Indexes and the Lipper Average do not include the effect of any sales charges or operating expenses of a mutual fund. These returns would be lower if they included the effect of sales charges and operating expenses.

                 AVERAGE ANNUAL TOTAL RETURNS (CLASS A SHARES)
                       (PERIODS ENDED DECEMBER 31, 2000)

                                                  ONE YEAR*      FIVE YEAR*   TEN YEAR*   SINCE INCEPTION*/**
                                                --------------   ----------   ---------   -------------------
Global Utility Fund...........................         -16.45%      9.31%      11.30%           11.06%
FT/S&P Actuaries World Utilities Index+.......         -25.09%     13.21%      12.58%           11.01%
Prudential Utility Fund.......................          33.03%     18.42%      15.25%           13.84%
S&P 500++.....................................          -9.10%     18.33%      17.44%           16.27%
Lipper Average................................           7.15%     15.17%      13.66%             N/A#

------------------------
* If PIMS had not waived a portion of its distribution and service (12b-1) fee during the periods shown, total returns would have been lower.

** From commencement of operations on January 2, 1990 for Global Utility Fund and on January 22, 1990 for Prudential Utility Fund.

+ The Financial Times (FT)/S&P Actuaries World Utilities Index is an unmanaged index and is currently comprised of approximately 183 world utility stocks representing approximately 29 countries.

++ The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed.

# Lipper Average returns since the inception of each Fund's Class A shares are 12.22% and 12.93% for Global Utility Fund and Prudential Utility Fund, respectively.

                 AVERAGE ANNUAL TOTAL RETURNS (CLASS B SHARES)
                       (PERIODS ENDED DECEMBER 31, 2000)

                                                      ONE YEAR      FIVE YEAR   TEN YEAR   SINCE INCEPTION*
                                                   --------------   ---------   --------   ----------------
Global Utility Fund..............................         -17.69%     9.47%        N/A          10.62%
FT/S&P Actuaries World Utilities Index...........         -25.09%    13.21%        N/A          12.41%
Prudential Utility Fund..........................          33.91%    18.63%      14.96%         16.78%
S&P 500..........................................          -9.10%    18.33%      17.44%         16.22%
Lipper Average...................................           7.15%    15.17%      13.66%           N/A#

------------------------
* From commencement of operations on March 18, 1991 for Global Utility Fund and on August 10, 1981 for Prudential Utility Fund.

# Lipper Average returns since the inception of each Fund's Class B shares are 13.34% and 13.33% for Global Utility Fund and Prudential Utility Fund, respectively.

                 AVERAGE ANNUAL TOTAL RETURNS (CLASS C SHARES)
                       (PERIODS ENDED DECEMBER 31, 2000)

                                                               ONE YEAR      FIVE YEAR   SINCE INCEPTION*
                                                            --------------   ---------   ----------------
Global Utility Fund.......................................         -14.56%     9.39%               9.86%
FT/S&P Actuaries World Utilities Index....................         -25.09%    13.21%              12.71%
Prudential Utility Fund...................................          36.52%    18.49%              16.96%
S&P 500...................................................          -9.10%    18.33%              20.10%
Lipper Average............................................           7.15%    15.17%             -15.74%

------------------------
*   From commencement of operations on August 1, 1994.

                 AVERAGE ANNUAL TOTAL RETURNS (CLASS Z SHARES)
                       (PERIODS ENDED DECEMBER 31, 2000)

                                                                 ONE YEAR      SINCE INCEPTION*
                                                              --------------   ----------------
Global Utility Fund.........................................         -11.86%        10.61%
FT/S&P Actuaries World Utilities Index......................         -25.09%        14.43%
Prudential Utility Fund.....................................          40.29%        20.21%
S&P 500.....................................................          -9.10%        17.97%
Lipper Average..............................................           7.15%          N/A#

------------------------
* From commencement of operations on December 16, 1996 for Global Utility Fund and on March 1, 1996 for Prudential Utility Fund.

# Lipper Average returns since the inception of each Fund's Class Z shares are 16.16% and 15.57% for Global Utility Fund and Prudential Utility Fund, respectively.

                      COMPARISON OF PRINCIPAL RISK FACTORS

    Each Fund is subject to the risks normally associated with mutual funds that invest in equity-related securities, including the securities of foreign issuers. As described more fully above, each Fund has similar investment objectives, policies and permissible investments.

    EQUITY SECURITY RISK. Each Fund normally invests in common stocks of U.S. and foreign companies. Investments in common stocks expose both Funds to the risks listed below. Because Prudential Utility Fund normally invests a greater portion of its assets in equity-related securities, its portfolio is subject to these risks to a greater extent than is the case for Global Utility Fund.

    - Individual stocks could lose value;

    - The equity markets could go down, resulting in a decline in value of the Funds' investments;

    - Companies that pay dividends may not do so if they do not have profits or adequate cash flow; and

    - Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Funds' investments.

    UTILITY COMPANY RISK. Because both Funds invest primarily in securities of companies in the utility group of industries, they are subject to the following risks:

    - Inflationary and other cost increases in fuel and other operating expenses;

    - Utilities' earnings growth may be slower than broad market indexes;

    - The regulation of utility companies may affect their earnings; and

    - Changes in applicable local, state and federal regulatory environments.

    FOREIGN SECURITY RISK. Because both Funds may invest all or a portion of their assets in foreign securities, the Funds are also subject to the following risks. Because Global Utility Fund generally has a greater percentage of its assets invested in foreign securities than Prudential Utility Fund, its portfolio is subject to these risks to a greater extent.

    - Foreign markets, economies and political systems, particularly those in developing countries, may not be as stable as in the U.S.;

    - Currency risk -- changing values of foreign currencies;

    - Foreign securities may be less liquid than U.S. stocks and bonds;

    - Differences in foreign laws, accounting standards and public information and custody and settlement practices; and

    - Investments in emerging market securities are subject to greater volatility and price declines.

    FIXED-INCOME SECURITY RISK. Because Global Utility Fund normally invests a greater portion of its assets in fixed-income securities, its portfolio is subject to the following risks to a greater extent than is the case for Prudential Utility Fund:

    - A Fund's holdings, share price, yield and total return may fluctuate in response to bond market movements;

    - Credit risk -- the risk that the default of an issuer would leave the Fund with unpaid interest or principal. The lower a bond's quality, the higher its potential volatility;

    - Market risk -- the risk that the market value of an investment may move down, sometimes rapidly or unpredictably. Market risk may affect an industry, a sector or the market as a whole;

    - Interest rate risk -- the risk that the value of most bonds will fall when interest rates rise; the longer a bond's maturity and the lower its credit quality, the more its value typically falls. Interest rate risk can lead to price volatility, particularly for below-investment-grade securities (junk bonds); and

    - "Junk bonds" (rated BB/Ba or lower) have a higher risk of default, tend to be less liquid and may be more difficult to value than investment-grade securities. (This is only a risk as to up to 5% of Global Utility Fund's total assets; Prudential Utility Fund may not invest in junk bonds.)

    Prudential Utility Fund is non-diversified and Global Utility Fund is diversified. Investing in a non-diversified fund involves greater risk than investing in a diversified mutual fund. See "Comparison of Other Policies of the Funds -- Diversification."

    Both Funds may also use investment strategies -- such as derivatives -- that involve risk. The Funds use these risk management techniques to try to preserve assets or enhance return. Derivatives may not fully offset the underlying positions and this could result in losses to the Funds that would not otherwise have occurred.

    Like an investment in any mutual fund, an investment in either Global Utility Fund or Prudential Utility Fund could lose value. For a more complete discussion of the risks associated with either Fund, please refer to the "Risk/Return Summary" or the section entitled "Investment Risks" in each Fund's Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

    If the Merger is approved, the shareholders of Global Utility Fund will become shareholders of Prudential Utility Fund. The following information compares the objectives and policies of the Funds.

INVESTMENT OBJECTIVES

    Global Utility Fund and Prudential Utility Fund have similar investment objectives and policies. Global Utility Fund's investment objective is to provide total return, without incurring undue risk, by investing primarily in income-producing securities of domestic and foreign companies engaged primarily in the utility industries. Prudential Utility Fund's investment objective is total return through a combination of capital appreciation and current income.

    The Funds' investment objectives differ in that although both Funds seek to provide total return, Global Utility Fund invests primarily in securities that produce income (in the form of dividends and/or interest) while Prudential Utility Fund seeks to provide total return by investing in both income-producing securities and securities that are believed to have the potential for capital appreciation (that is, that will increase in market value).

    The benchmark index for Global Utility Fund is the FT/S&P Actuaries World Utilities Index, an unmanaged index currently comprised of approximately 183 world utility stocks representing approximately 29 countries. The benchmark index for Prudential Utility Fund is the S&P 500, an unmanaged index of 500 stocks of large U.S. companies. Although each Fund uses its respective Index as a benchmark of its performance, as noted above, the Funds emphasize active management of a portfolio of investments in equity and fixed-income securities of utility companies. Accordingly, the Funds do not seek to track the overall holdings or risk profile of their respective Indexes.

    The investment objective of each Fund is a fundamental policy. This means that the objective cannot be changed without the approval of shareholders of the Fund. There can be no assurance that either Global Utility Fund or Prudential Utility Fund will achieve its objective. With the exception of fundamental policies, investment policies (other than specified investment restrictions) of the Funds can be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

    Both Funds invest in equity-related and investment-grade debt securities of utility companies, which include companies primarily engaged in the ownership or operation of electric, gas, telecommunications and water facilities. Prudential Utility Fund also invests in securities issued by utility companies such as cable, airport, seaport and toll road companies. Global Utility Fund normally invests at least 65% of its total assets in the utility company securities described above and may also invest up to 35% of its total assets in debt securities of both utility and non-utility companies. Global Utility Fund may invest up to 5% of its total assets in below-investment-grade debt securities. Prudential Utility Fund normally invests at least 80% of its total assets in securities of utility companies described above. Prudential Utility Fund may invest up to 30% of its total assets in foreign securities. Prudential Utility Fund's investment in debt securities, including corporate and government bonds, is limited to those rated investment-grade by a major rating service (such as BBB or Baa or above by Standard & Poor's Ratings Group or Moody's Investors Service, respectively) or, if not rated, to those the subadviser believes are of comparable quality. Obligations rated Baa have speculative characteristics. If the rating of a bond is downgraded after Prudential Utility Fund purchases it (or if the bond is no longer rated), the Fund will not have to sell the bond, but the subadviser will take this into consideration in deciding whether the Fund should continue to hold the bond. After the Merger, the combined fund will be managed according to the investment objective and policies of Prudential Utility Fund. The portfolio turnover rate for both Funds has been below 50% for each of the past five fiscal years.

    As a "global" fund, Global Utility Fund usually invests in issuers from at least three different countries, one of which is the United States. Although Global Utility Fund adjusts this mix as market conditions and economic outlooks change, it typically invests a higher percentage of its total assets in U.S. securities than in the securities of any other single country. The foreign securities held by Global Utility Fund normally will be denominated in foreign currencies, including the euro -- a multinational currency unit. Global Utility Fund may invest in securities of issuers in developing countries, which may be subject to more abrupt or erratic market movements than those of developed countries. Prudential Utility Fund concentrates on companies in the electric, gas, gas pipeline, telephone, telecommunication, water, cable, airport, seaport and toll road industries in the United States. Generally, Prudential Utility Fund will consider selling a security when it has increased in value to the point where the subadviser believes that it is no longer undervalued.

    Each Fund buys equity-related securities including common stocks, preferred stocks, American Depositary Receipts (ADRs), warrants and rights that can be exercised to obtain stocks, and convertible securities. Convertible securities are bonds, debentures, corporate notes and preferred stocks that can be converted into the company's common stock or some other equity security. In addition to ADRs, each Fund may also invest in American Depositary Shares
(ADSs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs). ADRs, ADSs, GDRs and EDRs are certificates -- usually issued by a bank or trust company -- that represent an equity investment in a foreign company. ADRs and ADSs are issued by U.S. banks and trust companies and are valued in U.S. dollars. EDRs and GDRs are issued by foreign banks and trust companies and are usually valued in foreign currencies. Prudential Utility Fund may also invest in various types of business ventures, including partnerships, joint ventures, real estate investment trusts and similar securities. Both Funds may invest in foreign securities, including money market instruments and other investment-grade fixed-income securities, stocks and other equity-related securities. Prudential Utility Fund may invest up to 30% of its total assets in foreign securities. For purposes of the 30% limit, Prudential Utility Fund does not consider ADRs and other similar receipts or shares to be foreign securities.

    Historically, Global Utility Fund has invested a larger percentage of its assets in foreign securities and debt securities than Prudential Utility Fund. As of September 30, 2000, Global Utility Fund invested 75.6% of its total assets in common stocks and 21.4% in debt obligations. As of November 30, 2000, Prudential Utility Fund invested 96.5% of its total assets in common stock, 0.1% of its total assets in bonds and 10.3% of its total assets in short-term debt obligations.

                   COMPARISON OF OTHER POLICIES OF THE FUNDS

DIVERSIFICATION

    Global Utility Fund is a diversified fund. This means that the Fund may not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act and the rules and regulations promulgated thereunder, as each may be amended from time to time, except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the 1940 Act Laws, Interpretations and Exemptions).

    Prudential Utility Fund is a non-diversified fund. This means that the Fund may invest more than 5% of its total assets in the securities of any one issuer. Investing in a non-diversified fund involves greater risk than investing in a diversified mutual fund because a loss resulting from the decline in value of one security may represent a greater portion of the total assets of the non-diversified fund.

BORROWING

    Each Fund may borrow money from banks. Neither Fund may issue senior securities or otherwise borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. With respect to Prudential Utility Fund, for purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing, and obligations of the Fund to Directors are not deemed to be a pledge of assets or the issuance of a senior security.

LENDING

    With respect to Global Utility Fund, the Fund may not make loans, except through loans of assets of the Fund or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

    With respect to Prudential Utility Fund, the Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

ILLIQUID SECURITIES

    Each Fund may invest in illiquid securities, including those without a readily available market (either within or outside of the United States) and repurchase agreements with maturities longer than seven days. Each Fund may hold up to 15% of its net assets in illiquid securities.

TEMPORARY DEFENSIVE INVESTMENTS

    Although Wellington Management and Jennison normally invest assets according to their respective Fund's investment strategy, there are times when a Fund may temporarily invest up to 100% of its assets in money market instruments in response to adverse market, economic or political conditions. Under these circumstances, Global Utility Fund may temporarily invest up to 100% of its assets in high-quality money market securities denominated in U.S. dollars, including U.S. government securities, or hold cash. Similarly, Prudential Utility Fund may temporarily invest up to 100% of its assets in money market instruments or short-term municipal obligations. Investing heavily in these securities or holding cash limits a Fund's ability to achieve its investment objective, but can help to preserve the Fund's assets when securities markets are volatile.

    For more information about the risks and restrictions associated with these policies, see each Fund's Prospectus, and for a more detailed discussion of the Funds' investments, see their Statements of Additional Information, all of which are incorporated into this Proxy Statement by reference.

OPERATIONS OF PRUDENTIAL UTILITY FUND FOLLOWING THE MERGER

    Neither PIFM nor Jennison expects Prudential Utility Fund to revise its investment policies as a result of the Merger, nor do they anticipate any significant changes to Prudential Utility Fund's management or general investment approach. The following Directors of Prudential Sector Funds, Inc., of which Prudential Utility Fund is a series, also serve as Directors of Global Utility Fund: Saul K. Fenster, Robert F. Gunia, Douglas H. McCorkindale,
W. Scott McDonald, Jr., Thomas T. Mooney, David R. Odenath, Jr. and Clay T. Whitehead. In addition, Delayne Dedrick Gold, Stephen P. Munn, Richard A. Redeker, Judy A. Rice, Robin B. Smith and Louis A. Weil, III serve as Directors of Prudential Sector Funds, Inc. Eugene C. Dorsey, Maurice Holmes, Robert E. LaBlanc, Stephen Stoneburn and Joseph Weber serve as Directors of Global Utility Fund only and will not oversee the combined fund if the Merger is effected. The following officers of Prudential Sector Funds, Inc. also serve as officers of Global Utility Fund: Mr. Odenath (President), Mr. Gunia (Vice President),
Ms. Rice (Vice President), Grace C. Torres (Treasurer) and William V. Healey (Assistant Secretary). In addition, Marguerite E.H. Morrison serves as Secretary of Prudential Sector Funds, Inc.

    All of the current investments of Global Utility Fund are permissible investments for Prudential Utility Fund. Nevertheless, Wellington Management may sell securities held by Global Utility Fund or Jennison may sell securities held by Prudential Utility Fund between the time shareholders approve the Merger and the Effective Time as may be necessary or desirable in the ongoing management of each Fund and the adjustment of each Fund's portfolio in anticipation of the Merger. Transaction costs associated with such adjustments will be borne by the Fund that incurred them. Transaction costs associated with such adjustments that occur after the Effective Time will be borne by Prudential Utility Fund.

    A recent amendment to the management agreement for Prudential Utility Fund provides PIFM with flexibility (1) to hire one or more additional subadvisers for the Fund, subject to Board approval, and (2) to allocate and reallocate Fund assets among such subadvisers and Jennison.

    A new subadvisory contract between PIFM and Jennison allows PIFM to increase or decrease, without limitation, the allocation of Prudential Utility Fund assets under the management of Jennison, or an unaffiliated subadviser. Each subadviser would be compensated only with respect to assets allocated to its management. PIFM's employment of other subadvisers without a shareholder vote, subject to Board approval, is premised on an exemptive order previously issued by the Securities and Exchange Commission (the SEC or the Commission) authorizing the arrangement. Shareholders would be notified of any changes in subadvisers or of any material amendments to subadvisory agreements. Shareholders of Prudential Utility Fund would continue to have the right to terminate any subadvisory agreement at any time by a vote of the majority of the outstanding voting securities of the Fund. The Funds have the same custodians and dividend disbursing agent and their services are not expected to change due to the Merger.

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian for each Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Sub-custodians provide custodial services for each Fund's foreign assets held outside the United States. Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830, serves as each Fund's transfer and dividend disbursing agent. PMFS, a wholly-owned subsidiary of PIFM, provides customary transfer agency services to each Fund, including handling of shareholder communications, processing of shareholder transactions, maintaining shareholder account records, paying dividends and distributions and related functions.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

PURCHASING SHARES

    The price to buy one share of a class of each Fund is that class's net asset value, or NAV, plus, in the case of Class A and Class C shares, a front-end sales charge. Each Fund offers Class A, Class B, Class C and Class Z shares, except that shares of Global Utility Fund are not currently being offered in anticipation of the Merger. Both Funds impose the same sales charge on Class A shares (a maximum of 5% of the Class A shares' offering price). The sales charges imposed by Class B and Class C shares of Prudential Utility Fund are also identical to those charged by Global Utility Fund. In the case of Class B shares, only a contingent deferred sales charge (CDSC) is charged -- beginning at 5% and declining over six years -- while Class C shares are sold with a 1% front-end load, and, if you redeem shares within 18 months of purchase, a 1% CDSC. Both Funds also offer Class Z shares, which are sold without either a front-end load or a CDSC and are available only to a limited group of investors. If the Merger is approved, you will receive the same class of shares in Prudential Utility Fund as you own in Global Utility Fund. Therefore, you will not be subject to any additional sales charges.

    The following table shows the amount of front-end sales charge applicable to each Fund's Class A shares as a percentage of both the offering price and the net amount invested. The 1% front-end sales charge applicable to each Fund's Class C shares is equal to 1.01% of the net amount invested in Class C shares.

CLASS A SHARES

                                                                  SALES CHARGE AS %
                                              SALES CHARGE AS %       OF AMOUNT
AMOUNT OF PURCHASE                            OF OFFERING PRICE       INVESTED        DEALER REALLOWANCE
------------------                            -----------------   -----------------   ------------------
Less than $25,000...........................        5.00%               5.26%                4.75%
$25,000 to $49,999..........................        4.50%               4.71%                4.25%
$50,000 to $99,999..........................        4.00%               4.17%                3.75%
$100,000 to $249,999........................        3.25%               3.36%                3.00%
$250,000 to $499,999........................        2.50%               2.56%                2.40%
$500,000 to $999,999........................        2.00%               2.04%                1.90%
$1 million and above*.......................        None                None                 None

------------------------
* If you invest $1 million or more, you can only buy Class A shares, unless you qualify to buy Class Z shares.

    Neither the Class A nor the Class C shares you may receive in the Merger are subject to a front-end sales charge. The Class B or Class C shares you may receive in the Merger are subject to the identical CDSC as is applicable to your Global Utility Fund investment. In other words, the CDSC will be calculated from the first day of the month after your purchase of shares of Global Utility Fund, exclusive of any time during which you may have been invested in a money market fund, not from the date of the Merger.

    Each Fund's Class A, Class B and Class C shares impose a distribution and service (12b-1) fee of 0.30%, 1.00% and 1.00%, respectively. PIMS, each Fund's distributor, has agreed to waive 0.05% of the Class A distribution and service (12b-1) fee for the Fund's current fiscal year. With respect to Prudential Utility Fund, PIMS has contractually agreed to continue this Class A distribution and service (12b-1) fee waiver for the fiscal year ending November 30, 2002. No distribution and service (12b-1) fees are imposed on Class Z shares.

    Shares in both Funds are purchased at the next NAV calculated after your investment is received and accepted. Each Fund's NAV is normally calculated at 4:15 p.m., New York time, on each day that the New York Stock Exchange is open. Refer to each Fund's Prospectus for more information regarding how to buy shares.

REDEEMING SHARES

    The redemption policies for each Fund are identical. Your shares will be sold at the next NAV, less any applicable CDSC imposed on Class B and Class C shares, calculated after your order is received and accepted. Refer to each Fund's Prospectus for more information regarding how to sell shares.

MINIMUM INVESTMENT REQUIREMENTS

    For both Global Utility Fund and Prudential Utility Fund, the minimum initial investment amount is $1,000 for Class A shares and Class B shares and $2,500 for Class C shares. There is no minimum investment for Class Z shares. The minimum additional investment amount for each class other than Class Z is $100.

PURCHASES AND REDEMPTIONS OF GLOBAL UTILITY FUND

    On May 23, 2001, Global Utility Fund closed to new accounts pending the Merger. Shareholders of Global Utility Fund may redeem shares through the Effective Time. If the Merger is approved, the purchase and redemption policies of the combined fund will be the same as the current policies of Prudential Utility Fund.

EXCHANGES OF FUND SHARES

    The exchange privileges currently offered by Prudential Utility Fund are the same as for the Global Utility Fund and are not expected to change after the Merger. Shareholders of the Funds may exchange their shares for shares of the same class of any other Prudential Mutual Fund. If you hold Class B or Class C shares and wish to exchange into a money market fund, you must exchange into Special Money Market Fund, Inc. During the time you are invested in Special Money Market Fund, Inc., the period of time during which your CDSC is calculated is frozen. Refer to each Fund's Prospectus for restrictions governing exchanges.

DIVIDENDS AND OTHER DISTRIBUTIONS

    Each Fund declares and distributes dividends of any net investment income to shareholders -- typically once a quarter. Each Fund also distributes realized net capital gains to shareholders -- typically once a year. At or before the Effective Time, Global Utility Fund may declare additional dividends or other distributions in order to distribute substantially all of its investment income and realized capital gains for the year.

                 FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

    It is a condition to each Fund's obligation to complete the Merger that the Funds will have received an opinion of counsel to Global Utility Fund, Kirkpatrick & Lockhart LLP, that, among other things, the Merger will qualify as a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code), and that no gain or loss will be recognized by the Funds or by their shareholders as a result of the Merger. Please see the section entitled "The Proposed Transaction -- U.S. Federal Income Tax Considerations" for more information.

    During the period between shareholder approval and the Effective Time, Wellington Management may sell certain securities held by Global Utility Fund to make portfolio adjustments in connection with the Merger. Selling these securities may result in realization of capital gains, which would be distributed prior to the Merger and, therefore, would be taxable to Global Utility Fund's shareholders at that time.

                            THE PROPOSED TRANSACTION

AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

    The Agreement describes the terms and conditions under which the proposed transaction may be completed. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, the form of which is attached as Attachment A to this Proxy Statement.

    The Agreement contemplates that Global Utility Fund will transfer all of its assets to, and its liabilities will be assumed by, Prudential Utility Fund at the Effective Time in exchange for all of the shares of Global Utility Fund. Each whole and fractional Class A share of Global Utility Fund will be exchanged for whole and fractional Class A shares of equal NAV of Prudential Utility Fund, each whole and fractional Class B share of Global Utility Fund will be exchanged for whole and fractional Class B shares of equal NAV of Prudential Utility Fund, each whole and fractional Class C share of Global Utility Fund will be exchanged for whole and fractional Class C shares of equal NAV of Prudential Utility Fund and each whole and fractional Class Z share of Global Utility Fund will be exchanged for whole and fractional Class Z shares of equal NAV of Prudential Utility Fund. If requested, Prudential Utility Fund will issue certificates representing its shares only upon surrender of certificates for shares of Global Utility Fund.

    Immediately after the Merger, each former Global Utility Fund shareholder will own shares of Prudential Utility Fund equal to the aggregate NAV of that shareholder's shares of Global Utility Fund immediately prior to the Merger. The NAV per share of Prudential Utility Fund will not be affected by the transaction. Thus, the Merger will not result in a dilution of any shareholder interest. However, the Merger will reduce the percentage ownership of the combined fund's shareholders below such shareholders' current percentage of ownership in either Prudential Utility Fund or Global Utility Fund. After the Effective Time, Global Utility Fund will be liquidated.

    All assets, rights, privileges, powers and franchises of Global Utility Fund and all debts due on whatever account to it, shall be transferred to Prudential Utility Fund, and all such assets, rights, privileges, powers and franchises, and all and every other interest of Global Utility Fund shall be the property of Prudential Utility Fund as they were of Global Utility Fund. Prudential Utility Fund generally will be responsible for all of the liabilities and obligations of Global Utility Fund. The value of Global Utility Fund's assets and liabilities will be determined at the Effective Time, using the valuation procedures set forth in Global Utility Fund's Prospectus and Statement of Additional Information. The NAV of a share of Prudential Utility Fund will be determined as of the same time using the valuation procedures set forth in its Prospectus and Statement of Additional Information.

    Any transfer taxes payable upon issuance of shares of Prudential Utility Fund in a name other than that of the registered holder of the shares on the books of Global Utility Fund as of that time will be payable by the person to whom such shares are to be issued as a condition of such transfer.

    The completion of the Merger is subject to a number of conditions set forth in the Agreement, some of which may be waived by either Fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meeting.

REASONS FOR THE MERGER

    The Boards of Directors (the Boards) of the Global Utility Fund and Prudential Sector Funds, Inc., including a majority of their disinterested Directors, have determined that the Merger is in the best interests of the shareholders of both Funds and that the Merger will not result in a dilution of the interests of shareholders of either Fund.

    In approving the Merger, the Boards considered a number of factors that they believe benefit the shareholders of the Funds, including the following:

    - the compatibility of the Funds' investment objectives, policies and restrictions;

    - the relative past and current growth in assets and investment performance of the Funds and future prospects for Prudential Utility Fund;

    - the relative expense ratios of the Funds;

    - the tax consequences of the Merger;

    - the relative size of the Funds and the decrease in the assets and the number of shareholders of Global Utility Fund; and

    - shareholders' continued access to the services and exchange privileges offered by the Prudential fund complex.

    PIFM recommended the Merger to the Boards at meetings held on May 22, 2001. In recommending the Merger, PIFM advised the Boards that the Funds have similar investment objectives and policies. PIFM informed the Boards that the Funds differed primarily in that Global Utility Fund invested a greater portion of its assets in fixed-income securities issued by utility companies and in securities of foreign issuers. PIFM also reviewed industry conditions relative to utility funds and informed the Boards that, in each case where a fund family offered both global and U.S.-based utility funds, the global fund had significantly fewer assets than the U.S.-based fund. PIFM also informed the Boards that the Merger would allow PIFM to concentrate its efforts on Prudential Utility Fund, a utility fund product for which there appeared to be more positive prospects for growth.

    The Boards considered that if the Merger is approved, shareholders of Global Utility Fund, regardless of the class of shares they own, should realize a reduction in both the net annual operating expenses and gross annual operating expenses (that is, without any waivers) paid on their investment. Although PIMS, the Funds' distributor, has contractually agreed to waive a portion of the distribution and service (12b-1) fee for Class A shares for the current fiscal year for each Fund, there can be no assurance that the waiver will continue thereafter or, if continued, that the amount of the waiver would remain the same.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

    Prudential Sector Funds, Inc., of which Prudential Utility Fund is a series, was incorporated in Maryland on April 29, 1981. It is registered with the SEC as an open-end management investment company. Prudential Sector Funds, Inc. is authorized to issue two billion shares of common stock, $0.01 par value per share, divided into four series, of which Prudential Utility Fund is authorized to issue 800 million shares. Shares of Prudential Utility Fund are divided into four classes, Class A, Class B, Class C and Class Z, consisting of 400 million Class A shares, 300 million Class B shares, 50 million Class C shares and
50 million Class Z shares. Each class of common stock represents an interest in the same assets of Prudential Utility Fund and is identical in all respects except that:

    - each class is subject to different sales charges and distribution and service (12b-1) fees, except for Class Z shares, which are not subject to any sales charges or distribution and service fees;

    - each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class;

    - each class has a different exchange privilege;

    - only Class B shares have a conversion feature whereby Class B shares held for at least six years will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase; and

    - Class Z shares are offered exclusively to a limited group of investors.

    Shares of Prudential Utility Fund, when issued as contemplated by the Agreement, will be fully paid and non-assessable. Except for the conversion feature applicable to Class B shares, there are no conversion, preemptive or other subscription rights. The voting and dividend rights, the right of redemption and the privilege of exchange are described in Prudential Utility Fund's Prospectus.

    Prudential Utility Fund does not intend to hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Directors unless less than a majority of the Directors holding office have been elected by shareholders, at which time the Directors then in office will call a shareholder meeting for the election of Directors. Shareholders of record of a majority of the outstanding shares of Prudential Sector Funds, Inc. may remove a Director by votes cast in person or by proxy at a meeting called for that purpose. The Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Director, or to transact any other business, when requested in writing to do so by the shareholders of record holding at least 25% of Prudential Sector Funds, Inc.'s outstanding shares.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

    The Merger is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under the Code. It is a condition to each Fund's obligation to complete the Merger that it will have received an opinion from Kirkpatrick & Lockhart LLP, counsel to Global Utility Fund, based upon representations made by each of Global Utility Fund and Prudential Sector Funds, Inc. (with respect to Prudential Utility Fund), and upon certain factual assumptions and conditions, substantially to the effect that:

    (1) The acquisition by Prudential Utility Fund of the assets of Global Utility Fund in exchange solely for voting shares of Prudential Utility Fund and the assumption by Prudential Utility Fund of Global Utility Fund's liabilities, if any, followed by the distribution of those Prudential Utility Fund shares PRO RATA to its shareholders as a distribution in liquidation of Global Utility Fund, pursuant to the Agreement and constructively in exchange for Global Utility Fund shares, will qualify as a reorganization within the meaning of
       Section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

    (2) Global Utility Fund's shareholders will recognize no gain or loss on the receipt of shares of Prudential Utility Fund solely in exchange for and in cancellation of their Global Utility Fund shares of common stock as described above and in the Agreement;

    (3) Global Utility Fund will recognize no gain or loss on the transfer of all of its assets to Prudential Utility Fund in exchange solely for shares of Prudential Utility Fund and the assumption by Prudential Utility Fund of Global Utility Fund's liabilities, if any, or on the distribution of such shares to Global Utility Fund shareholders in liquidation of Global Utility Fund;

    (4) Prudential Utility Fund will recognize no gain or loss on the acquisition of Global Utility Fund's assets in exchange solely for shares of Prudential Utility Fund and the assumption of Global Utility Fund's liabilities, if any;

    (5) Prudential Utility Fund's basis in the assets acquired from Global Utility Fund will be the same as the basis of these assets when held by Global Utility Fund immediately before the Merger, and the holding period of such assets will include the holding period of those assets when held by Global Utility Fund immediately before the Merger;

    (6) A Global Utility Fund shareholder's basis in the shares of Prudential Utility Fund it receives pursuant to the Agreement will be the same as its basis in the Global Utility Fund shares it constructively surrenders in exchange therefor; and

    (7) A Global Utility Fund shareholder's holding period for the Prudential Utility Fund shares it receives pursuant to the Agreement will include the period during which it held the Global Utility Fund shares it constructively surrenders in exchange therefor, provided such Global Utility Fund shares were held as capital assets on the date of the Merger.

    Notwithstanding paragraphs 3 and 5 above, that opinion of counsel may state that no opinion is expressed as to the effect of the Merger on the Funds or any shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

    An opinion of counsel is not binding on the Internal Revenue Service (the
IRS) or any court. If the IRS were to successfully assert that the Merger does not qualify as a tax-free reorganization under the Code, then the Merger would be treated as a taxable sale of Global Utility Fund's assets to Prudential Utility Fund followed by a liquidation of Global Utility Fund that would be taxable to the shareholders of Global Utility Fund.

    Shareholders of Global Utility Fund should consult their tax advisers regarding the tax consequences to them of the Merger in light of their individual circumstances. Because the foregoing discussion relates only to the U.S. federal income tax consequences of the Merger, shareholders also should consult their tax advisers as to any state, local and foreign tax consequences to them of the Merger. If the Merger occurs, any capital loss carryforwards of Global Utility Fund will be limited.

CONCLUSION

    At meetings held on May 22, 2001, the Boards of Directors of both Funds determined that the Merger is in the best interests of shareholders of each Fund and that the interests of existing shareholders of Global Utility Fund and Prudential Utility Fund would not be diluted as a result of the Merger and approved the Agreement. If the shareholders of Global Utility Fund do not approve the Merger or if the Merger is not completed, Global Utility Fund will continue to engage in business as a registered investment company and the Board of Directors of Global Utility Fund will consider other proposals for the Fund, including proposals for the reorganization or liquidation of the Fund.

              ADDITIONAL INFORMATION ABOUT PRUDENTIAL UTILITY FUND

    Prudential Utility Fund's Prospectus dated March 9, 2001 is enclosed with this Proxy Statement and is incorporated into this Proxy Statement by reference. The Prospectus contains additional information about Prudential Utility Fund, including its investment objective and policies, investment manager, subadviser, management fees and expenses, organization and procedures for purchasing and redeeming shares. The Prospectus also contains Prudential Utility Fund's financial highlights for the fiscal year ended November 30, 2000. The audited financial statements of Prudential Utility Fund for the fiscal year ended November 30, 2000 are included in the Fund's Annual Report, which is also enclosed with this Proxy Statement.

                                 MISCELLANEOUS

LEGAL MATTERS

    The validity of shares of Prudential Utility Fund to be issued pursuant to the Agreement will be passed upon by Piper Marbury Rudnick & Wolfe LLP, Maryland counsel to Prudential Sector Funds, Inc.

INDEPENDENT ACCOUNTANTS

    The financial statements of Global Utility Fund and Prudential Utility Fund, included in the Statement of Additional Information that relates to this Proxy Statement, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon are included in the Annual Reports to Shareholders for Global Utility Fund's fiscal year ended September 30, 2000 and Prudential Utility Fund's fiscal year ended November 30, 2000. The financial statements audited by PricewaterhouseCoopers LLP have been included in reliance on their reports given on their authority as experts in auditing and accounting.

AVAILABLE INFORMATION

    Global Utility Fund and Prudential Utility Fund are each subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and, in accordance with these laws, they each file reports, proxy material and other information with the SEC. Such reports, proxy material and other information can be inspected and copied at the Public Reference Room in Washington D.C and at the SEC's Regional Offices in New York, located at 7 World Trade Center, Suite 1300, New York, New York 10048, and Chicago, located at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

    Please advise Global Utility Fund, care of Prudential Investment Management Services LLC, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

                             SHAREHOLDER PROPOSALS

    Any shareholder of Global Utility Fund who wishes to submit a proposal to be considered by the Fund's shareholders at the next meeting of shareholders of the Fund should send the proposal to Global Utility Fund, c/o George P. Attisano, Secretary, at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077, so as to be received within a reasonable time (at least 120 days) before the Board of Directors of the Fund makes the solicitation relating to such meeting. Shareholder proposals that are submitted in a timely manner will not necessarily be included in Global Utility Fund's proxy materials. Including shareholder proposals in proxy materials is subject to limitations under federal securities laws. If Proposal No. 1 is approved at the Meeting, there will likely not be any future shareholder meetings of Global Utility Fund.

    Prudential Sector Funds, Inc.'s By-Laws provide that it will not be required to hold annual meetings of shareholders if the election of Directors is not required under the 1940 Act. It is the present intention of the Board of Directors of Prudential Sector Funds, Inc. not to hold annual meetings of shareholders unless required to do so by the 1940 Act.

                                 OTHER BUSINESS

    Management of Global Utility Fund knows of no business to be presented at the Meeting other than the Proposal described in this Proxy Statement. However, if any other matter requiring a shareholder vote should arise, the proxies will vote according to their best judgment in the interest of Global Utility Fund, taking into account all relevant circumstances.

                                          By order of the Board of Directors,

                                          [/S/ GEORGE P. ATTISANO]

                                          George P. Attisano
                                          SECRETARY

July 19, 2001

        IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.

                                                                    ATTACHMENT A

          FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

    Agreement and Plan of Reorganization and Liquidation (Agreement) made as of
the     day of     , 2001, by and between Global Utility Fund, Inc. (Global
Utility Fund) and Prudential Sector Funds, Inc. (Prudential Sector Funds), on behalf of its series, Prudential Utility Fund (Global Utility Fund and Prudential Utility Fund collectively are referred to as the Funds and each individually as a Fund). Global Utility Fund and Prudential Sector Funds, Inc. are both corporations organized under the laws of the State of Maryland. Global Utility Fund and Prudential Sector Funds each maintains its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. Shares of each Fund are divided into four classes, designated
Class A, Class B, Class C and Class Z.

    This Agreement is intended to be, and is adopted as, a plan of reorganization (within the meaning of the regulations under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code)) pursuant to
Section 368(a)(1)(C) of the Internal Revenue Code. The reorganization will comprise the transfer of all of the assets of Global Utility Fund, in exchange solely for shares of common stock of Prudential Utility Fund, and Prudential Utility Fund's assumption of Global Utility Fund's liabilities, if any, and the constructive distribution, after the Closing Date hereinafter referred to, of such shares of Prudential Utility Fund to the shareholders of Global Utility Fund, in termination of Global Utility Fund as provided herein, all upon the terms and conditions as hereinafter set forth.

    In consideration of the premises and of the covenants and agreements set forth herein, the parties covenant and agree as follows:

    1. TRANSFER OF ASSETS OF GLOBAL UTILITY FUND IN EXCHANGE FOR SHARES OF PRUDENTIAL UTILITY FUND AND ASSUMPTION OF LIABILITIES, IF ANY, AND LIQUIDATION OF GLOBAL UTILITY FUND

    1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Global Utility Fund agrees to sell, assign, transfer and deliver its assets, as set forth in paragraph 1.2, to Prudential Utility Fund, and Prudential Utility Fund agrees
(a) to issue and deliver to Global Utility Fund in exchange therefor the number of shares of each class of Prudential Utility Fund shares determined by dividing the net asset value of Global Utility Fund allocable to its Class A, Class B, Class C and Class Z shares of common stock (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value per share of Class A, Class B, Class C and Class Z shares, respectively, of Prudential Utility Fund (rounded to the third decimal place) (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all of Global Utility Fund's liabilities, if any, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3 (Closing).

    1.2 The assets of Global Utility Fund to be acquired by Prudential Utility Fund shall include without limitation all cash, cash equivalents, securities, receivables (including interest and dividends receivable) and other property of any kind owned by Global Utility Fund and any deferred or prepaid expenses shown as assets on the books of Global Utility Fund on the closing date provided in paragraph 3 (Closing Date). Prudential Utility Fund has no plan or intent to sell or otherwise dispose of any assets it acquires from Global Utility Fund, other than in the ordinary course of business.

    1.3 Except as otherwise provided herein, Prudential Utility Fund will assume from Global Utility Fund all debts, liabilities, obligations and duties of Global Utility Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Agreement; provided, however, that Global Utility Fund agrees to utilize its best efforts to discharge all of its known debts, liabilities, obligations and duties prior to the Closing Date.

    1.4 On or immediately prior to the Closing Date, Global Utility Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in any event not less than ninety-eight percent) of its investment company taxable income (computed without regard to any deduction for dividends paid), and realized net capital gains, if any, for all taxable years through the Closing Date so as to retain its qualification as a regulated investment company pursuant to Section 851 of the Internal Revenue Code.

    1.5 On a date (Liquidation Date) as soon after the Closing Date as is conveniently practicable but in any event within 30 days of the Closing Date, Global Utility Fund will distribute PRO RATA to its Class A, Class B, Class C and Class Z shareholders of record, determined as of the close of business on the Closing Date, by class, the Class A, Class B, Class C and Class Z shares of Prudential Utility Fund received by Global Utility Fund pursuant to paragraph 1.1 in exchange for their interest in Global Utility Fund. Such distribution will be accomplished by opening accounts on the books of Prudential Utility Fund in the names of Global Utility Fund shareholders and transferring thereto the shares credited to the account of Global Utility Fund on the books of Prudential Utility Fund. Each account opened shall be credited with the respective PRO RATA number of Prudential Utility Fund Class A, Class B, Class C and Class Z shares due Global Utility Fund's Class A, Class B, Class C and
Class Z shareholders, respectively. Fractional shares of Prudential Utility Fund shall be rounded to the third decimal place. On or about the Closing Date, Prudential Utility Fund will file Articles of Transfer with the State Department of Assessments and Taxation of the State of Maryland. Upon the receipt of an order from the Securities and Exchange Commission (SEC) indicating acceptance of the Form N-8F that Global Utility Fund must file pursuant to the Investment Company Act of 1940, as amended (1940 Act), to deregister as an investment company, Global Utility Fund will file with the State of Maryland Articles of Dissolution, but in any event its liquidation will be completed within twelve months following the Closing Date.

    1.6 In connection with such exchange, Prudential Utility Fund will issue certificates representing its shares only upon request and only upon surrender of certificates for shares of Global Utility Fund. With respect to any Global Utility Fund shareholder holding Global Utility Fund stock certificates as of the Closing Date, until Prudential Utility Fund is notified by Global Utility Fund's transfer agent that such shareholder has surrendered his or her outstanding Global Utility Fund stock certificates or, in the event of lost, stolen or destroyed stock certificates, posted adequate bond or submitted a lost certificate form, as the case may be, Prudential Utility Fund will not permit such shareholder to (1) receive dividends or other distributions on Prudential Utility Fund shares in cash (although such dividends and other distributions shall be credited to the account of such shareholder established on Prudential Utility Fund's books pursuant to paragraph 1.5, as provided in the next sentence), (2) exchange Prudential Utility Fund shares credited to such shareholder's account for shares of other Prudential Mutual Funds, or
(3) pledge or redeem such shares. In the event that a shareholder is not permitted to receive dividends or other distributions on Prudential Utility Fund shares in cash as provided in the preceding sentence, Prudential Utility Fund shall pay such dividends or other distributions in additional Prudential Utility Fund shares, notwithstanding any election such shareholder shall have made previously with respect to the payment of dividends or other distributions on shares of Global Utility Fund. Global Utility Fund will, at its expense, request its shareholders to surrender their outstanding Global Utility Fund stock certificates, post adequate bond or submit a lost certificate form, as the case may be.

    1.7 Ownership of Prudential Utility Fund shares will be shown on the books of Prudential Sector Funds' transfer agent. Shares of Prudential Utility Fund will be issued in the manner described in Prudential Utility Fund's then-current prospectus and statement of additional information.

    1.8 Any transfer taxes payable upon issuance of shares of Prudential Utility Fund in a name other than the registered holder of the shares being exchanged on the books of Global Utility Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

    1.9. Any reporting responsibility with the SEC or any state securities commission of Global Utility Fund is, and shall remain, the responsibility of Global Utility Fund up to and including the Liquidation Date.

    1.10 All books and records of Global Utility Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be available to Prudential Sector Funds from and after the Closing Date and shall be turned over to Prudential Sector Funds on or prior to the Liquidation Date.

    2.  VALUATION

    2.1 The net asset value of Global Utility Fund shall be the value of its assets less the amount of its liabilities to be acquired and assumed, respectively, by Prudential Utility Fund computed as of 4:15 p.m., New York time, on the Closing Date (such time and date being hereinafter called the Valuation Time), using the valuation procedures set forth in Global Utility Fund's then-current prospectus and statement of additional information.

    2.2 The net asset value per share of Class A, Class B, Class C and Class Z shares of Prudential Utility Fund shall be computed as of the Valuation Time, using the valuation procedures set forth in Prudential Utility Fund's then-current prospectus and Prudential Sector Funds' then-current statement of additional information.

    2.3 All computations of net asset value shall be made by or under the direction of Prudential Investments Fund Management LLC (PIFM) in accordance with its regular practice as manager of the Funds.

    3.  CLOSING AND CLOSING DATE

    3.1 The Closing Date shall be September 21, 2001 or such later date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be at the office of Prudential Sector Funds or at such other place as the parties may agree.

    3.2 State Street Bank and Trust Company (State Street), as custodian for Global Utility Fund, shall deliver to Prudential Sector Funds at the Closing a certificate of an authorized officer of State Street stating that (a) Global Utility Fund's portfolio securities, cash and any other assets have been transferred in proper form to Prudential Utility Fund on the Closing Date and
(b) all necessary taxes, if any, have been paid, or provision for payment has been made, in conjunction with the transfer of portfolio securities.

    3.3 In the event that immediately prior to the Valuation Time (a) the New York Stock Exchange (NYSE) or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the net assets of Global Utility Fund and of the net asset value per share of the classes of Prudential Utility Fund shares is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

    3.4 Global Utility Fund shall deliver to Prudential Utility Fund on or prior to the Liquidation Date the names and addresses of its shareholders and the number of outstanding shares owned by each such shareholder, all as of the close of business on the Closing Date, certified by the Transfer Agent of Global Utility Fund. Prudential Utility Fund shall issue and deliver to Global Utility Fund at the Closing a confirmation or other evidence satisfactory to Global Utility Fund that shares of Prudential Utility Fund have been or will be credited to Global Utility Fund's account on the books of the Prudential Utility Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

    4.  REPRESENTATIONS AND WARRANTIES

    4.1  Global Utility Fund represents and warrants as follows:

        4.1.1 Global Utility Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland;

        4.1.2 Global Utility Fund is an open-end management investment company duly registered under the 1940 Act, and such registration is in full force and effect;

        4.1.3 Global Utility Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Articles of Incorporation or By-Laws of Global Utility Fund or of any material agreement, indenture, instrument, contract, lease or other undertaking to which Global Utility Fund is a party or by which Global Utility Fund is bound;

        4.1.4 All material contracts or other commitments to which Global Utility Fund, or the properties or assets of Global Utility Fund, is subject, or by which Global Utility Fund is bound, except this Agreement and investment contracts (including options, futures and forward contracts), will be terminated on or prior to the Closing Date without Global Utility Fund or Prudential Utility Fund incurring any liability or penalty with respect thereto;

        4.1.5 No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against Global Utility Fund or any of its properties or assets. Global Utility Fund knows of no facts that might form the basis for the institution of such proceedings, and Global Utility Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

        4.1.6 The Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Cash Flows, Statement of Changes in Net Assets, and Financial Highlights of Global Utility Fund at September 30, 2000 and for the year then ended (copies of which have been furnished to Prudential Utility Fund) have been audited by PricewaterhouseCoopers LLP, independent accountants, in accordance with generally accepted auditing standards. Such financial statements are prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial condition, results of operations, changes in net assets and financial highlights of Global Utility Fund as of and for the period ended on such date, and there are no material known liabilities of Global Utility Fund (contingent or otherwise) not disclosed therein;

        4.1.7 Since September 30, 2000, there has not been any material adverse change in Global Utility Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by Global Utility Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Prudential Utility Fund. For the purposes of this paragraph 4.1.7, a decline in net asset value, net asset value per share or decrease in the number of shares outstanding shall not constitute a material adverse change;

        4.1.8 At the date hereof and at the Closing Date, all federal and other tax returns and reports of Global Utility Fund required by law to have been filed on or before such dates shall have been timely filed, and all federal and other taxes shown as due on said returns and reports shall have been paid insofar as due, or provision shall have been made for the payment thereof, and, to the best of Global Utility Fund's knowledge, all federal or other taxes required to be shown on any such return or report have been shown on such return or report, no such return is currently under audit and no assessment has been asserted with respect to such returns;

        4.1.9 For each past taxable year since it commenced operations, Global Utility Fund has met the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as a regulated investment company and will meet those requirements for the current taxable year; Global Utility Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and, for each past calendar year since it commenced operations, Global Utility Fund has made such distributions as are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed;

        4.1.10 All issued and outstanding shares of Global Utility Fund are, and at the Closing Date will be, duly and validly authorized, issued and outstanding, fully paid and non-assessable. All issued and outstanding shares of Global Utility Fund will, at the time of the Closing, be held in the name of the persons and in the amounts set forth in the list of shareholders submitted to Prudential Utility Fund in accordance with the provisions of paragraph 3.4. Global Utility Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares, except for the Class B shares that have the conversion feature described in Global Utility Fund's current prospectus;

        4.1.11 At the Closing Date, Global Utility Fund will have good and marketable title to its assets to be transferred to Prudential Utility Fund pursuant to paragraph 1.1, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder free of any liens, claims, charges or other encumbrances (except securities that are subject to "securities loans," as referred to in Section 851(b)(2) of the Internal Revenue Code), and, upon delivery and payment for such assets, Prudential Utility Fund will acquire good and marketable title thereto;

        4.1.12 The execution, delivery and performance of this Agreement have been duly authorized by the Board of Directors of Global Utility Fund and by all necessary corporate action, other than shareholder approval, on the part of Global Utility Fund, and this Agreement constitutes a valid and binding obligation of Global Utility Fund, subject to shareholder approval;

        4.1.13 The information furnished and to be furnished by Global Utility Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and is in compliance and shall comply in all material respects with applicable federal securities and other laws and regulations; and

        4.1.14 On the effective date of the registration statement filed with the SEC by Prudential Utility Fund on Form N-14 relating to the shares of Prudential Utility Fund issuable thereunder, and any supplement or amendment thereto (Registration Statement), at the time of the meeting of the shareholders of Global Utility Fund and on the Closing Date, the Proxy Statement of Global Utility Fund, the Prospectus of Prudential Utility Fund and the Statements of Additional Information of both Funds to be included in the Registration Statement (collectively, Proxy Statement) (i) will comply in all material respects with the provisions of and regulations under the Securities Act of 1933, as amended (1933 Act), the Securities Exchange Act of 1934, as amended (1934 Act), and the 1940 Act; and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein in light of the circumstances under which they were made or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 4.1.14 shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information furnished by Prudential Sector Funds for use therein.

    4.2  Prudential Sector Funds represents and warrants as follows:

        4.2.1 Prudential Utility Fund is a duly established and designated series of Prudential Sector Funds, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland;

        4.2.2 Prudential Sector Funds is an open-end management investment company duly registered under the 1940 Act, and such registration is in full force and effect;

        4.2.3 Prudential Sector Funds is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Articles of Incorporation or By-Laws of Prudential Sector Funds or of any material agreement, indenture, instrument, contract, lease or other undertaking to which Prudential Sector Funds is a party or by which Prudential Sector Funds is bound;

        4.2.4 No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Prudential Sector Funds, with respect to Prudential Utility Fund, or any of its properties or assets, except as previously disclosed in writing to Global Utility Fund. Prudential Sector Funds knows of no facts that might form the basis for the institution of such proceedings, and Prudential Sector Funds, on behalf of Prudential Utility Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

        4.2.5 The Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights of Prudential Utility Fund at November 30, 2000 and for the fiscal year then ended (copies of which have been furnished to Global Utility Fund) have been audited by PricewaterhouseCoopers LLP, independent accountants, in accordance with generally accepted auditing standards. Such financial statements are prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial condition, results of operations, changes in net assets and financial highlights of Prudential Utility Fund as of and for the period ended on such date, and there are no known material liabilities of Prudential Utility Fund (contingent or otherwise) not disclosed therein;

        4.2.6 Since November 30, 2000, there has not been any material adverse change in Prudential Utility Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by Prudential Utility Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Global Utility Fund. For the purposes of this paragraph, a decline in net asset value, net asset value per share or a decrease in the number of shares outstanding shall not constitute a material adverse change;

        4.2.7 At the date hereof and at the Closing Date, all federal and other tax returns and reports of Prudential Utility Fund required by law to have been filed on or before such dates shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid insofar as due, or provision shall have been made for the payment thereof, and, to the best of Prudential Sector Funds' knowledge, all federal or other taxes required to be shown on any such return or report are shown on such return or report, no such return is currently under audit and no assessment has been asserted with respect to such returns;

        4.2.8 For each past taxable year since it commenced operations, Prudential Utility Fund has met the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as a regulated investment company and will meet those requirements for the current taxable year; Prudential Utility Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and, for each past calendar year since it commenced operations, Prudential Utility Fund has made such distributions as are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed;

        4.2.9 All issued and outstanding shares of Prudential Utility Fund are, and at the Closing Date will be, duly and validly authorized, issued and outstanding, fully paid and non-assessable. Except as contemplated by this Agreement, Prudential Utility Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares nor is there outstanding any security convertible into any of its shares, except for the Class B shares that have a conversion feature described in Prudential Utility Fund's current prospectus;

        4.2.10 The execution, delivery and performance of this Agreement have been duly authorized by the Board of Directors of Prudential Sector Funds and by all necessary corporate action on the part of Prudential Sector Funds, and this Agreement constitutes a valid and binding obligation of Prudential Sector Funds;

        4.2.11 The shares of Prudential Utility Fund to be issued and delivered to Global Utility Fund pursuant to this Agreement will, at the Closing Date, have been duly authorized and, when issued and delivered as provided in this Agreement (including the receipt of consideration in exchange therefor exceeding their par value), will be duly and validly issued and outstanding shares of Prudential Utility Fund, fully paid and non-assessable;

        4.2.12 The information furnished and to be furnished by Prudential Sector Funds for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and is in compliance, and shall comply, in all material respects with applicable federal securities and other laws and regulations; and

        4.2.13 On the effective date of the Registration Statement, at the time of the meeting of the shareholders of Global Utility Fund and on the Closing Date, the Proxy Statement and the Registration Statement (i) will comply in all material respects with the provisions of and regulations under the 1933 Act, the 1934 Act and the 1940 Act; (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein in light of the circumstances under which they were made or necessary to make the statements therein not misleading; and (iii) with respect to the Registration Statement, at the time it becomes effective, it will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 4.2.13 shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information furnished by Global Utility Fund for use therein.

    5. COVENANTS OF PRUDENTIAL SECTOR FUNDS, ON BEHALF OF PRUDENTIAL UTILITY FUND, AND GLOBAL UTILITY FUND

    5.1 Global Utility Fund and Prudential Sector Funds (with respect to Prudential Utility Fund) each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that the ordinary course of business will include declaring and paying customary dividends and other distributions and such changes in operations as are contemplated by the normal operations of the Funds, except as may otherwise be required by paragraph 1.4 hereof.

    5.2 Global Utility Fund covenants to call a shareholders' meeting to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) under the 1940 Act).

    5.3 Global Utility Fund covenants that Prudential Utility Fund shares to be received by Global Utility Fund in accordance herewith are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

    5.4 Global Utility Fund covenants that it will assist Prudential Sector Funds in obtaining such information as Prudential Sector Funds reasonably requests concerning the beneficial ownership of Global Utility Fund's shares.

    5.5 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all action, and will do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

    5.6 Global Utility Fund covenants to prepare the Proxy Statement in compliance with the 1934 Act, the 1940 Act and the rules and regulations under each such Act.

    5.7 Global Utility Fund covenants that it will, from time to time, as and when requested by Prudential Sector Funds, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as Prudential Sector Funds may deem necessary or desirable in order to vest in and confirm to Prudential Utility Fund title to and possession of all the assets of Global Utility Fund to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Agreement.

    5.8 Prudential Sector Funds covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

    5.9 Prudential Sector Funds covenants that it will, from time to time, as and when requested by Global Utility Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take and cause to be taken such further action, as Global Utility Fund may deem necessary or desirable in order to (i) vest in and confirm to Global Utility Fund title to and possession of all the shares of Prudential Utility Fund to be transferred to Global Utility Fund pursuant to this Agreement and (ii) assume all of Global Utility Fund's liabilities in accordance with this Agreement.

    6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF GLOBAL UTILITY FUND

    The obligations of Global Utility Fund to consummate the transactions provided for herein shall be subject to the performance by Prudential Sector Funds of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:

    6.1 All representations and warranties of Prudential Sector Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

    6.2 Prudential Sector Funds shall have delivered to Global Utility Fund on the Closing Date a certificate executed in its name by its President or a Vice President in form and substance satisfactory to Global Utility Fund and dated as of the Closing Date, to the effect that the representations and warranties of Prudential Sector Funds in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Global Utility Fund shall reasonably request.

    6.3 Global Utility Fund shall have received on the Closing Date a favorable opinion from Gardner, Carton & Douglas, counsel to Prudential Sector Funds, relying as to matters of Maryland law on an opinion of Piper Marbury Rudnick & Wolfe LLP, special Maryland counsel to Prudential Sector Funds, dated as of the Closing Date, to the effect that:

        6.3.1 Prudential Sector Funds is duly incorporated, validly existing and in good standing as a corporation under the laws of the State of Maryland, with all requisite power to own all of its properties and assets and to carry on its business as described in its Charter and Prudential Utility Fund has been established in accordance with Prudential Sector Funds' Charter as a separate series of Prudential Sector Funds;

        6.3.2 This Agreement has been duly authorized, executed and delivered by an authorized officer of Prudential Sector Funds, on behalf of Prudential Utility Fund, and, assuming due authorization, execution and delivery of this Agreement by Global Utility Fund, constitutes a valid and binding obligation of Prudential Sector Funds, on behalf of Prudential Utility Fund, enforceable in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether enforcement is sought in a proceeding at law or in equity);

        6.3.3 The shares of Prudential Utility Fund to be distributed to Global Utility Fund shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement, will be validly issued, fully paid and non-assessable, and no shareholder of Prudential Utility Fund has any statutory pre-emptive right under Maryland law to subscribe for or purchase such shares;

        6.3.4 The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, (i) conflict with Prudential Sector Funds' Charter or By-Laws or (ii) result in a default or a breach of (a) the Management Agreement dated May 2, 1988, as amended and restated on February 23, 2001, between Prudential Sector Funds and PIFM,
    (b) the Custodian Contract dated June 6, 1990, between Prudential Sector Funds and State Street, (c) the Distribution Agreement dated June 1, 1998, between Prudential Sector Funds and Prudential Investment Management Services LLC (PIMS), or (d) the Transfer Agency and Service Agreement dated January 1, 1988, as amended on January 1, 1990, between Prudential Sector Funds and Prudential Mutual Fund Services, Inc. (PMFS); provided, however, that such counsel may state that they express no opinion with respect to federal or state securities laws, other antifraud laws and fraudulent transfer laws; and provided further that insofar as performance by Prudential Sector Funds, on behalf of Prudential Utility Fund, of its obligations under this Agreement is concerned, such counsel may state that they express no opinion as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

        6.3.5 All regulatory consents, approvals and authorizations required to be obtained by Prudential Sector Funds under the federal laws of the United States and the laws of the State of Maryland for the consummation of the transactions contemplated herein have been obtained (other than such as may be required under Maryland securities or Blue Sky laws, as to which such counsel expresses no opinion, and other than the filing with and acceptance by the Maryland State Department of Assessments and Taxation of Articles of Transfer);

        6.3.6 Prudential Sector Funds has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration; and

        6.3.7 Such counsel knows of none and has not made independent inquiry or investigation to ascertain the existence of any litigation or government proceeding instituted or threatened against Prudential Sector Funds involving Prudential Utility Fund that could be required to be disclosed in its registration statement on Form N-1A and is not so disclosed.

    As to paragraph 6.3.2, such counsel may state that they have assumed that this Agreement is governed by the laws of the State of Illinois.

    7. CONDITIONS PRECEDENT TO OBLIGATIONS OF PRUDENTIAL SECTOR FUNDS ON BEHALF OF PRUDENTIAL UTILITY FUND

    The obligations of Prudential Sector Funds on behalf of Prudential Utility Fund to complete the transactions provided for herein shall be subject to the performance by Global Utility Fund of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:

    7.1 All representations and warranties of Global Utility Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

    7.2 Global Utility Fund shall have delivered to Prudential Sector Funds on the Closing Date a statement of its assets and liabilities, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied, together with a list of its portfolio securities showing the adjusted tax bases of such securities by lot, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of Global Utility Fund.

    7.3 Global Utility Fund shall have delivered to Prudential Sector Funds on the Closing Date a certificate executed in its name by its President or a Vice President, in form and substance satisfactory to Prudential Sector Funds and dated as of the Closing Date, to the effect that the representations and warranties of Global Utility Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Prudential Sector Funds shall reasonably request.

    7.4 Prudential Sector Funds shall have received on the Closing Date a favorable opinion from Kirkpatrick & Lockhart LLP, counsel to Global Utility Fund, dated as of the Closing Date, to the effect that:

        7.4.1 Global Utility Fund is duly incorporated, validly existing and in good standing as a corporation under the laws of the State of Maryland, with power under its Articles of Incorporation to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as described in its Charter;

        7.4.2 This Agreement has been duly authorized for execution and delivery by an authorized officer of Global Utility Fund and, assuming due authorization, execution and delivery of this Agreement by Prudential Sector Funds, on behalf of Prudential Utility Fund, is a valid and legally binding obligation of the Global Utility Fund, enforceable in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether enforcement is sought in a proceeding at law or in equity);

        7.4.3 The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, (i) conflict with Global Utility Fund's Articles of Incorporation or By-Laws; or
    (ii) result in a default or a breach of (a) the Management Agreement, dated February 4, 1991, between Global Utility Fund and PIFM, (b) the Custodian Contract, dated December 21, 1989, between Global Utility Fund and State Street, as amended on February 22, 1999; (c) the Distribution Agreement dated July 1, 1998, between Global Utility Fund and PIMS; or (d) the Transfer Agency and Service Agreement, dated February 4, 1991, as amended August 24, 1999, between Global Utility Fund and PMFS; provided, however, that such counsel may state that they express no opinion with respect to federal or state securities laws, other antifraud laws and fraudulent transfer laws; provided further that insofar as performance by Global Utility Fund of its obligations under this Agreement is concerned, such counsel may state that they express no opinion as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

        7.4.4 All regulatory consents, authorizations and approvals required to be obtained by Global Utility Fund under the federal laws of the United States, and the laws of the State of Maryland for the consummation of the transactions contemplated by this Agreement have been obtained, other than the filing with, and acceptance by, the Maryland Department of Assessments and Taxation of the Articles of Transfer and Articles of Dissolution (and other than such as may be required under Maryland securities laws or Blue Sky laws as to which such counsel may state that they express no opinion);

        7.4.5 Such counsel knows of no litigation or any governmental proceeding instituted or threatened against Global Utility Fund that would be required to be disclosed in the Registration Statement and is not so disclosed; and

        7.4.6 Global Utility Fund has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration.

    8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF PRUDENTIAL SECTOR FUNDS, ON BEHALF OF PRUDENTIAL UTILITY FUND, AND GLOBAL UTILITY FUND

    The obligations of each Fund hereunder are subject to the further conditions that on or before the Closing Date:

    8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of (a) the Board of Directors of Global Utility Fund and the Board of Directors of Prudential Sector Funds, as to the determinations set forth in Rule 17a-8(a) under the 1940 Act, (b) the Board of Directors of Prudential Sector Funds as to the assumption by Prudential Sector Funds of the liabilities of Global Utility Fund and (c) the holders of the outstanding shares of Global Utility Fund in accordance with the provisions of Global Utility Fund's Articles of Incorporation, and certified copies of the resolutions evidencing such approvals shall have been delivered to Prudential Sector Funds and Global Utility Fund, as applicable.

    8.2 Any proposed change to Prudential Utility Fund's operations, if any, that may be approved by the Board of Directors of Prudential Sector Funds subsequent to the date of this Agreement but in connection with and as a condition to implementing the transactions contemplated by this Agreement, for which the approval of Prudential Utility Fund's shareholders is required pursuant to the 1940 Act or otherwise, shall have been approved by the requisite vote of the holders of the outstanding shares of Prudential Utility Fund in accordance with the 1940 Act and Maryland law, and certified copies of the resolutions evidencing such approval shall have been delivered to Global Utility Fund.

    8.3 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

    8.4 All consents of other parties and all consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky or securities authorities, including "no-action" positions of such authorities) deemed necessary by Prudential Sector Funds or Global Utility Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of Prudential Utility Fund or Global Utility Fund, provided that either party hereto may for itself waive any part of this condition.

    8.5 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued, and to the best knowledge of the parties hereto, no investigation or proceeding under the 1933 Act for that purpose shall have been instituted or be pending, threatened or contemplated.

    8.6 Global Utility Fund and Prudential Sector Funds shall have received on or before the Closing Date an opinion of Kirkpatrick & Lockhart LLP, reasonably satisfactory to Global Utility Fund and to Prudential Sector Funds, substantially to the effect that for federal income tax purposes:

        8.6.1 The acquisition by Prudential Utility Fund of the assets of Global Utility Fund in exchange solely for voting shares of Prudential Utility Fund and the assumption by Prudential Utility Fund of Global Utility Fund's liabilities, if any, followed by the distribution of those Prudential Utility Fund shares PRO RATA to its shareholders in liquidation of Global Utility Fund, pursuant to the reorganization and constructively in exchange for their Global Utility Fund shares, will qualify as a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code, and each Fund will be "a party to a reorganization" within the meaning of
    Section 368(b) of the Internal Revenue Code;

        8.6.2 Global Utility Fund's shareholders will recognize no gain or loss on the receipt of shares of Prudential Utility Fund solely in exchange for and in cancellation of their Global Utility Fund shares of common stock as described above;

        8.6.3 Global Utility Fund will recognize no gain or loss on the transfer of all of its assets to Prudential Utility Fund in exchange solely for shares of Prudential Utility Fund and the assumption by Prudential Utility Fund of Global Utility Fund's liabilities, if any, or on the distribution of such shares to the Global Utility Fund shareholders in liquidation of Global Utility Fund;

        8.6.4 Prudential Utility Fund will recognize no gain or loss on the acquisition of Global Utility Fund's assets in exchange solely for shares of Prudential Utility Fund and the assumption of Global Utility Fund's liabilities, if any;

        8.6.5 Prudential Utility Fund's basis in the assets acquired from Global Utility Fund will be the same as the basis of such assets in the hands of Global Utility Fund immediately before the reorganization, and the holding period of such assets will include the holding period thereof when held by Global Utility Fund immediately before the reorganization;

        8.6.6 A Global Utility Fund shareholder's basis in the shares of Prudential Utility Fund it receives pursuant to the reorganization will be the same as its basis in the shares of Global Utility Fund it constructively surrenders in exchange therefor; and

        8.6.7 A Global Utility Fund shareholder's holding period for the Prudential Utility Fund shares it receives pursuant to the reorganization will include the period during which it held the Global Utility Fund shares it constructively surrenders in exchange therefor, provided the shareholder held such Global Utility Fund shares as capital assets on the date of the reorganization.

    Notwithstanding subparagraphs 8.6.3 and 8.6.5, such opinion may state that no opinion is expressed as to the effect of the reorganization on the parties or any shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

    In rendering this opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which such counsel may treat as representations and warranties made to it (and in separate letters addressed to such counsel), and the certificates delivered pursuant to paragraph 3.4.

    9.  FINDER'S FEES AND EXPENSES

    9.1 Each party represents and warrants to the other that there are no finder's fees payable in connection with the transactions provided for herein.

    9.2 The expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement shall be allocated to Global Utility Fund and Prudential Utility Fund PRO RATA in a fair and equitable manner in proportion to their respective assets.

    10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

    10.1  This Agreement constitutes the entire agreement between the parties.

    10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

    11.  TERMINATION

    Either party may at its option terminate this Agreement at or prior to the Closing Date because of:

    11.1 A material breach by the other party of any representation, warranty or covenant contained herein to be performed at or prior to the Closing Date; or

    11.2 A condition herein expressed to be precedent to the obligations of either party not having been met and it reasonably appearing that it will not or cannot be met; or

    11.3  A mutual written agreement between the parties.

    In the event of any such termination, there shall be no liability for damages on the part of either party (other than the liability of the Funds to pay their allocated expenses pursuant to paragraph 9.2) or any Director or officer of either party.

    12.  AMENDMENT

    This Agreement may be amended, modified or supplemented only in writing by the parties; provided, however, that following the shareholders' meeting called by Global Utility Fund pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of shares of Prudential Utility Fund to be distributed to Global Utility Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

    13.  NOTICES

    Any notice, report, demand or other communication required or permitted by any provision of this Agreement shall be in writing and shall be given by hand delivery, or prepaid certified mail or overnight service addressed to Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 Attention: Marguerite E. H. Morrison.

    14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

    14.1 The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    14.2 This Agreement may be executed in any number of counterparts, each of which will be deemed an original.

    14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

    14.4 This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

    IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by its President or Vice President.

                                                  Global Utility Fund, Inc.

                                                  By:    -------------------------------------------
                                                                    David R. Odenath, Jr.
                                                                          President

                                                  Prudential Sector Funds, Inc., on Behalf of its
                                                  Series, Prudential Utility Fund

                                                  By:    -------------------------------------------
                                                                       Robert F. Gunia
                                                                        Vice President

            TABLE OF CONTENTS TO THE PROXY STATEMENT AND PROSPECTUS

1    VOTING INFORMATION
2    Vote Required
3    SYNOPSIS
3    Investment Objectives and Policies
3    Management of the Funds
4    Expense Structures
5    The Proposed Merger
5    Fees and Expenses
6    Comparative Fee Tables
8    Examples of the Effect of Fund Expenses
10   Pro Forma Capitalization
10   Minimum Purchase Requirements, Redemptions and Exchanges
10   Forms of Organization
11   Performance Comparisons of the Funds
13   COMPARISON OF PRINCIPAL RISK FACTORS
14   INVESTMENT OBJECTIVES AND POLICIES
15   Investment Objectives
15   Principal Investment Strategies
16   COMPARISON OF OTHER POLICIES OF THE FUNDS
16   Diversification
16   Borrowing
17   Lending
17   Illiquid Securities
17   Temporary Defensive Investments
17   OPERATIONS OF PRUDENTIAL UTILITY FUND FOLLOWING THE MERGER
18   PURCHASES, REDEMPTIONS AND EXCHANGES
18   Purchasing Shares
19   Redeeming Shares
19   Minimum Investment Requirements
19   Purchases and Redemptions of Global Utility Fund
20   Exchanges of Fund Shares
20   Dividends and Other Distributions
20   FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER
20   THE PROPOSED TRANSACTION
20   Agreement and Plan of Reorganization and Liquidation
21   Reasons for the Merger
22   Description of the Securities to Be Issued
22   U.S. Federal Income Tax Considerations
24   Conclusion
24   ADDITIONAL INFORMATION ABOUT PRUDENTIAL UTILITY FUND
24   MISCELLANEOUS
24   Legal Matters
24   Independent Accountants
24   Available Information
25   Notice to Banks, Broker-Dealers and Voting Trustees and
     Their Nominees
25   SHAREHOLDER PROPOSALS
25   OTHER BUSINESS
A-1  ATTACHMENT A: Agreement and Plan of Reorganization and
     Liquidation between Global Utility Fund, Inc. and Prudential
     Sector Funds, Inc., on behalf of its series, Prudential
     Utility Fund.
     ENCLOSURES: Annual Report of Prudential Utility Fund for the
     fiscal year ended November 30, 2000. Prospectus of
     Prudential Utility Fund dated March 9, 2001.

                            PRUDENTIAL UTILITY FUND
                   A SERIES OF PRUDENTIAL SECTOR FUNDS, INC.
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                                 (800) 225-1852

                      STATEMENT OF ADDITIONAL INFORMATION
                              DATED JULY 19, 2001

                           GLOBAL UTILITY FUND, INC.
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                                 (800) 225-1852

    This Statement of Additional Information specifically relates to the proposed transfer of all of the assets and the assumption of all of the liabilities, if any, of Global Utility Fund, Inc. by Prudential Utility Fund, a series of Prudential Sector Funds, Inc. This Statement of Additional Information consists of this cover page and the following described documents, each of which is attached hereto and incorporated herein by reference:

     1. Statement of Additional Information of Prudential Sector Funds dated March 9, 2001.

     2. Annual Report of Prudential Utility Fund for the fiscal year ended November 30, 2000.

     3. Annual Report of Global Utility Fund for the fiscal year ended September 30, 2000.

     4. Semi-annual Report of Global Utility Fund for the six months ended March 31, 2001.

     5. Statement of Additional Information of Global Utility Fund dated November 30, 2000.

    This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectus and Proxy Statement dated July 19, 2001, relating to the above-referred matter. A copy of the Prospectus and Proxy Statement may be obtained from Prudential Utility Fund without charge by writing or calling Prudential Utility Fund at the address or phone number listed above.

                         PRUDENTIAL SECTOR FUNDS, INC.
                      STATEMENT OF ADDITIONAL INFORMATION
                              DATED MARCH 9, 2001


    Prudential Sector Funds, Inc. (the Company), is an open-end, management investment company presently consisting of the following four series: Prudential Financial Services Fund, Prudential Health Sciences Fund, Prudential Technology Fund and Prudential Utility Fund (each a Fund and collectively, the Funds). Each of the Funds is a non-diversified series that focuses its investments on companies in a given sector.

    THE INVESTMENT OBJECTIVE OF PRUDENTIAL FINANCIAL SERVICES FUND IS LONG-TERM CAPITAL APPRECIATION. The Fund seeks to achieve its objective by investing primarily in equity-related securities of U.S. companies in the banking and financial services group of industries. Under normal circumstances, the Fund intends to invest at least 65% of its assets in such securities.

    THE INVESTMENT OBJECTIVE OF PRUDENTIAL HEALTH SCIENCES FUND IS LONG-TERM CAPITAL APPRECIATION. The Fund seeks to achieve its objective by investing primarily in equity-related securities of U.S. companies engaged in the drug, health care, medicine, medical device and biotechnology group of industries. Under normal circumstances, the Fund intends to invest at least 65% of its assets in such securities.

    THE INVESTMENT OBJECTIVE OF PRUDENTIAL TECHNOLOGY FUND IS LONG-TERM CAPITAL APPRECIATION. The Fund seeks to achieve its objective by investing primarily in equity-related securities of U.S. companies that its investment adviser expects will derive or that already derive a substantial portion of their sales from products or services in technology and technology-related activities. Under normal circumstances, the Fund intends to invest at least 65% of its assets in such securities.

    THE INVESTMENT OBJECTIVE OF PRUDENTIAL UTILITY FUND IS TO SEEK TOTAL RETURN THROUGH A COMBINATION OF CURRENT INCOME AND CAPITAL APPRECIATION. The Fund seeks to achieve its objective through investment in equity-related and debt securities of utility companies, which include electric, gas, gas pipeline, telephone, telecommunications, water, cable, airport, seaport and toll road companies. In normal circumstances, the Fund intends to invest at least 80% of its assets in such securities. It is anticipated that the Fund will invest primarily in common stocks of utility companies that its Subadviser believes have the potential for total return; however, the Fund may invest primarily in preferred stocks and debt securities of utility companies when it appears that the Fund will be better able to achieve its investment objective through investments in such securities.

    There can be no assurance that a Fund's investment objective will be achieved. See "Description of the Funds, Their Investments and Risks."

    The Company's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


    This Statement of Additional Information is not a prospectus and should be read in conjunction with Prudential Utility Fund's Prospectus dated March 9, 2001, or the Prospectus of Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund dated March 9, 2001. A copy of either Prospectus may be obtained at no charge from the Company upon request at the address or telephone number noted above.


                               TABLE OF CONTENTS


                                                                  PAGE
                                                              ------------
Company History.............................................  B-2
Description of the Funds, Their Investments and Risks.......  B-2
Investment Restrictions.....................................  B-18
Management of the Company...................................  B-20
Control Persons and Principal Holders of Securities.........  B-24
Investment Advisory and Other Services......................  B-24
Brokerage Allocation and Other Practices....................  B-30
Capital Shares, Other Securities and Organization...........  B-32
Purchase, Redemption and Pricing of Fund Shares.............  B-33
Shareholder Investment Account..............................  B-44
Net Asset Value.............................................  B-48
Taxes, Dividends and Distributions..........................  B-49
Performance Information.....................................  B-52
Financial Statements........................................  B-55
Reports of Independent Accountants..........................  B-77, B-99,
                                                              B-122, B-150
Appendix I--General Investment Information..................  I-1
Appendix II--Historical Performance Data....................  II-1


--------------------------------------------------------------------------------

MF188B

                                COMPANY HISTORY

    The Company was incorporated in Maryland on April 29, 1981. At a special meeting held on July 19, 1994, shareholders approved an amendment to the Company's Articles of Incorporation to change the Company's name from Prudential-Bache Utility Fund, Inc. to Prudential Utility Fund, Inc. Effective May 17, 1999, the Company's name changed from Prudential Utility Fund, Inc. to Prudential Sector Funds, Inc. in conjunction with the creation of Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund, and Prudential Utility Fund became a fourth series of the Company.

             DESCRIPTION OF THE FUNDS, THEIR INVESTMENTS AND RISKS

    CLASSIFICATION. The Company is an open-end, management investment company. Each Fund is non-diversified.

    INVESTMENT STRATEGIES, POLICIES AND RISKS. Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund each have an investment objective of long-term capital appreciation. Under normal circumstances each Fund, other than Prudential Utility Fund, intends to invest at least 65% of its total assets in equity-related securities of U.S. companies within its sector. Prudential Utility Fund's investment objective is to seek total return through a combination of current income and capital appreciation. Prudential Utility Fund intends to invest at least 80% of its total assets in equity-related and debt securities of utility companies. While the principal investment policies and strategies for seeking to achieve each Fund's objective are described in that Fund's Prospectus, each Fund may from time to time use the securities, instruments, principal and non-principal policies and strategies that are further described below in seeking to achieve its objective. A Fund may not be successful in achieving its objective and you could lose money.

    Each Fund will concentrate its investments in the sector or industry as described in its Prospectus.

    Prudential Financial Services Fund concentrates its investments in the following industries: monetary authorities, credit institutions, securities and commodity institutions, and insurance carriers and related institutions. These industries include the following companies:

Major banks                    Savings & loan associations    Property/casualty insurers
Mid-sized banks                Finance companies              Multi-line insurers
Smaller banks                  Investment banking/brokers     Life insurance
Non-U.S. banks                 Investment managers            Accident and health insurance
                               Diversified financial
Real estate investment trusts  services                       Specialty insurers
Rental/leasing companies       Mutual Funds                   Insurance brokers

    Prudential Health Sciences Fund concentrates its investments in the following industries: hospitals, nursing and residential care, health and medical insurance carriers, pharmaceutical and medicine companies, and medical equipment and supply companies. These industries include the following companies:

Major pharmaceuticals          Medical specialties            Medical nursing services
Specialty pharmaceuticals      Healthcare providers           Healthcare information
(including                     (including                     services
  drug delivery)               assisted living)               Other healthcare services
Other pharmaceuticals          Managed care                   (including
Generic drugs                  Drug/medical/dental            providers of outsourcing
Biotechnology                  distribution                   services)
Medical devices/equipment      Hospital management            Contract research
                               Assisted living services       organizations

    Prudential Technology Fund concentrates its investments in the following industries: computers and electronics and electronic equipment. These industries include the following companies:

Semiconductors                 Electronic components          Diversified electronic
                                                              products
Telecommunications equipment   Military/government            Aerospace
Precision instruments          Electronic data processing     E.D.P. peripherals
                               (EDP)
Office/plant automation        Computer communications        Electronic production
Consumer                       E.D.P. services                Computer software
electronics/applications
Electronics distributors       Internet services              Financial publishing/services
Media conglomerates            Broadcasting                   Cable television
Major U.S. telecommunications  Other                          Cellular telephone
                               telephone/communications

    Prudential Utility Fund invests in utility companies, including companies in the following businesses:


Electric                       Telecommunications             Airport
Gas                            Water                          Seaport
Gas pipeline                   Cable                          Toll road
Telephone


    Where the focus of one Fund may overlap with that of another Fund, both Funds may invest in securities of the same issuer.

FOREIGN SECURITIES

    Each Fund, except for Prudential Utility Fund (which may invest up to 30% of its total assets), may invest up to 35% of its total assets in foreign money market instruments and debt and equity securities. American Depositary Receipts
(ADRs) and American Depositary Shares (ADSs) are not considered foreign securities within this limitation. In many instances, foreign debt securities may provide higher yields but may be subject to greater fluctuations in price than securities of domestic issuers which have similar maturities and quality. Under certain market conditions, these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. government, its instrumentalities or agencies.

    Foreign securities involve certain risks that should be considered carefully by an investor in a Fund. These risks include exchange rate fluctuations, political, social or economic instability of the country of issue, diplomatic developments which could affect the assets of a Fund held in foreign countries, and the possible imposition of exchange controls, withholding taxes on dividends or interest payments, confiscatory taxes or expropriation. There may be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States, foreign brokerage commissions and custody fees are generally higher than those in the United States, and foreign security settlements will in some instances be subject to delays and related administrative uncertainties. A Fund will probably have greater difficulty in obtaining or enforcing a court judgment abroad than it would have doing so within the United States. Less information may be publicly available about a foreign company than about a domestic company, and foreign companies may not be subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. In addition, foreign securities markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies.

    Investing in Prudential Utility Fund may involve additional risks because the utility companies of many major foreign countries, such as the United Kingdom, Spain and Mexico, have substantially increased investor ownership (including ownership by U.S. investors). As a result, these companies have become subject to adversarial rate-making procedures. In addition, certain foreign utilities are experiencing demand growth at rates greater than economic expansion in their countries or regions. These factors as well as those associated with foreign issuers generally may affect the future values of foreign securities held by Prudential Utility Fund.

    RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN EURO-DENOMINATED SECURITIES

    On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each member state's national currency. By July 1, 2002, the euro is expected to become the sole legal tender of the member states. During the transition period, each Fund will treat the euro as a separate currency from the national currency of any member state.

    The adoption by the member states of the euro will eliminate the substantial currency risk among member states and will likely affect the investment process and considerations of the Funds' investment advisers. To the extent a Fund holds non-U.S. dollar-denominated securities, including those denominated in the euro, the Funds will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.

    The medium- to long-term impact of the introduction of the euro in member states cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general long-term ramifications can be expected, such as changes in economic environment and changes in behavior of investors, all of which will impact a Fund's investments.

LOWER-RATED AND UNRATED DEBT SECURITIES

    Prudential Financial Services Fund and Prudential Technology Fund may invest up to 5% of their total assets in lower-rated and unrated debt securities. Non-investment grade fixed-income securities are rated lower than Baa by Moody's Investors Service or BBB by Standard & Poor's Ratings Group (or the equivalent rating or, if not rated, determined by the Subadviser to be of comparable quality to securities so rated) and are commonly referred to as high risk or high yield securities or "junk" bonds. High yield securities are generally riskier than higher quality securities and are subject to more credit risk, including risk of default, and the prices of such securities are more volatile than higher quality securities. Such securities may also have less liquidity than higher quality securities.

RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

    Each Fund also may engage in various portfolio strategies, including using derivatives, to seek to reduce certain risks of its investments and to enhance return but not for speculation. These strategies include (1) the purchase and writing (that is, sale) of put and call options on equity securities and on stock indexes, (2) the purchase and sale of listed stock and bond index futures and options thereon and (3) the purchase and sale of options on foreign currencies and futures contracts on foreign currencies and options on such contracts. Each Fund may engage in these transactions on U.S. or foreign securities exchanges or, in the case of equity and stock index options, in the over-the-counter market. Each Fund also may purchase and sell foreign currency forward contracts. A Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. A Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, a Fund may use them to the extent they are consistent with its investment objective and policies.

    OPTIONS ON EQUITY SECURITIES

    Each Fund may purchase and write (that is, sell) put and call options on equity securities that are traded on securities exchanges, on NASDAQ (NASDAQ options) or in the over-the-counter market (OTC options).

    CALL OPTIONS ON STOCK. A call option is a short-term contract that gives the purchaser, in exchange for a premium paid, the right to buy the security subject to the option at a specified exercise price at any time during the term of the option. The writer of the call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending on the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When a Fund writes a call option, the Fund gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open. There is no limitation on the amount of call options a Fund may write.

    Each Fund may write only call options which are "covered," meaning that the Fund either owns the underlying security or has an absolute and immediate right to acquire that security, without additional consideration (or for additional consideration held in a segregated account by its Custodian), upon conversion or exchange of other securities currently held in its portfolio. In addition, a Fund will not permit the call to become uncovered prior to the expiration of the option or termination through a closing purchase transaction as described below. If a Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The amount paid to a Fund by the purchaser of the option is the "premium." A Fund's obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the Fund were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. There can be no assurance that a closing purchase transaction can be effected.

    A Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. In order to write a call option on an exchange, a Fund is required to comply with the rules of The Options Clearing Corporation and the various exchanges with respect to collateral requirements. It is possible that the cost of effecting a closing purchase transaction may be greater than the premium received by a Fund for writing the option.

    PUT OPTIONS ON STOCK. A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. The writer of the put, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. A Fund as the writer of a put option might, therefore, be obligated to purchase underlying securities for more than their current market price.

    Each Fund also may purchase a "protective put," that is, a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock indexes as described below.

    A Fund may purchase put options as a portfolio investment strategy when its investment adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a security that it feels has strong fundamentals, but for some reason may be weak in the near term, it may purchase a put on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security.

    STOCK INDEX OPTIONS

    Each Fund also may purchase and write (that is, sell) put and call options on stock indexes traded on securities exchanges, on NASDAQ or in the OTC market. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of a stock at a specified price, an option on a stock index gives the holder the right in return for premium paid to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the index option, in return for a premium, is obligated to pay the amount of cash due upon exercise of the option. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the underlying market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

    A Fund's successful use of options on indexes depends upon its investment adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being written against is imperfect and the risk from imperfect correlation increases as the composition of the

Fund's portfolio diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being written against may not be wholly offset by a gain on the exercise of a stock index put option held by a Fund. Likewise, if a stock index call option written by a Fund is exercised, the Fund may incur a loss on the transaction which is not offset, in whole or in part, by an increase in the value of the securities being written against, which securities may, depending on market circumstances, decline in value.

    Except as described below, a Fund will write call options on indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When a Fund writes a call option on a broadly-based stock market index, the Fund will segregate with its Custodian, or pledge to a broker as collateral for the option, any combination of cash, other liquid assets or "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

    If a Fund has written an option on an industry or market segment index, it will segregate with its Custodian, or pledge to a broker as collateral for the option, one or more "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

    If at the close of business on any day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will segregate or pledge an amount in cash or other liquid assets equal in value to the difference. In addition, when a Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash or other liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a securities exchange or listed on NASDAQ against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if a Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid assets segregated with its Custodian, it will not be subject to the requirements described in this paragraph.

    FUTURES CONTRACTS AND OPTIONS THEREON

    STOCK AND BOND INDEX FUTURES. Each Fund may use listed stock and bond index futures traded on a commodities exchange or board of trade to reduce certain risks of its investments and to attempt to enhance return in accordance with regulations of the Commodity Futures Trading Commission. A Fund, and thus its investors, may lose money through any unsuccessful use of these strategies.

    A stock or bond index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

    Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act of 1940, as amended (Investment Company Act) are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon a Fund's purchasing and selling futures contracts and options thereon for BONA FIDE hedging transactions, except that a Fund may purchase and sell futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets.

    A Fund will purchase and sell stock and bond index futures contracts as a hedge against changes resulting from market conditions in the values of securities that are held in the Fund's portfolio or that it intends to purchase or when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund or for return enhancement. In instances involving the purchase of stock or bond index futures contracts by a Fund, an amount of cash or other liquid assets equal to the market value of the futures contracts will be segregated with the Fund's Custodian and/or in a margin account with a broker or futures commission merchant to collateralize the position and thereby insure that the use of such futures is unleveraged.

    Pursuant to the requirements of the Commodity Exchange Act, all futures contracts and options thereon must be traded on an exchange. Therefore, as with exchange-traded options, a clearing corporation is technically the counterparty on every futures contract and option thereon.

    OPTIONS ON STOCK AND BOND INDEX FUTURES CONTRACTS. Each Fund also may purchase and write options on stock and bond index futures contracts to reduce certain risks of its investments and to attempt to enhance return. In the case of options on stock or bond index futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume a position in a stock or bond index futures contract (a long position if the option is a call and a short position if the option is a put). If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account, which represents the amount by which the market price of the stock or bond index futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the stock or bond index future. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the date the option expires.

    FUTURES CONTRACTS ON FOREIGN CURRENCIES. Each Fund is permitted to buy and sell futures contracts on foreign currencies, and purchase and write options thereon for hedging purposes. A Fund will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade. A "sale" of a futures contract on foreign currency means the assumption of a contractual obligation to deliver the specified amount of foreign currency at a specified price in a specified future month. A "purchase" of a futures contract means the assumption of a contractual obligation to acquire the currency called for by the contract at a specified price in a specified future month. At the time a futures contract is purchased or sold, a Fund must allocate cash or securities as a deposit payment (initial margin). Thereafter, the futures contract is valued daily and the payment of "variation margin" may be required, resulting in the Fund's paying or receiving cash that reflects any decline or increase, respectively, in the contract's value, a process known as "mark-to-market."

    A Fund's successful use of futures contracts and options thereon depends on its investment adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of a futures contract and the price of the securities being hedged is imperfect and there is a risk that the value of the securities being hedged may increase or decrease at a greater rate than the related futures contract, resulting in losses to the Fund. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risks. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of a futures contract or option thereon may vary, either up or down, from the previous day's settlement price. These daily limits may restrict a Fund's ability to purchase or sell certain futures contracts or options thereon on any particular day. In addition, if a Fund purchases futures to hedge against market advances before it can invest in stocks or bonds in an advantageous manner and the market declines, the Fund might incur a loss on the futures contract. In addition, the ability of a Fund to close out a futures position or an option depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option thereon at any particular time.

    RISKS OF RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

    Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. A Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If a Fund's investment adviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of these strategies include: (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate assets in connection with hedging transactions.

    RISKS OF TRANSACTIONS IN STOCK OPTIONS

    Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular exchange-traded options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

    In the case of OTC options, it is not possible to effect a closing transaction in the same manner as exchange-traded options because a clearing corporation is not interposed between the buyer and seller of the option. When a Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the OTC option. Any such cancellation, if agreed to, may require the Fund to pay a premium to the counterparty. While a Fund will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until a Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. Alternatively, a Fund could write an OTC call option to, in effect, close an existing OTC call option or write an OTC put option to close its position on an OTC put option. However, the Fund would remain exposed to each counterparty's credit risk on the put or call until such option is exercised or expires. There is no guarantee that a Fund will be able to write put or call options, as the case may be, that would effectively close an existing position. In the event of insolvency of the counterparty, a Fund may be unable to liquidate an OTC option.

    Each Fund also may purchase a "protective put," that is, a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, a Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock or bond indexes in the over-the-counter market.

    As discussed above, an OTC option is a direct contractual relationship with another party. Consequently, in entering into OTC options, a Fund will be exposed to the risk that the counterparty will default on, or be unable to complete, due to bankruptcy or otherwise, its obligation on the option. In such an event, the Fund may lose the benefit of the transaction. The value of an OTC option to a Fund is dependent upon the financial viability of the counterparty. If a Fund decides to enter into transactions in OTC options, its investment adviser will take into account the credit quality of counterparties in order to limit the risk of default by the counterparty.

    RISKS OF OPTIONS ON INDEXES

    A Fund's purchase and sale of options on indexes will be subject to risks described above under "Risks of Transactions in Stock Options." In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.

    Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market in which the securities comprising the index are traded generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by a Fund of options on indexes would be subject to its investment adviser's ability to predict correctly movements in the direction of the market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities. Each investment adviser currently uses such techniques in conjunction with the management of other mutual funds.

    Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Fund would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, the Fund may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is each Fund's policy to purchase or write options only on indexes that include a number of securities sufficient to minimize the likelihood of a trading halt in the index, such as the S&P 100 or S&P 500 index option.

    Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. A Fund will not purchase or sell any index option contract unless and until, in its investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with these transactions is no greater than the risk in connection with options on stocks.

    SPECIAL RISKS OF WRITING CALLS ON INDEXES

    Because exercises of index options are settled in cash, a call writer such as a Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, a Fund will write call options on indexes only under the circumstances described above under "Stock Index Options."


    Price movements in a Fund's portfolio probably will not correlate precisely with movements in the level of a particular index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such an event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the price of a Fund's portfolio does not rise. If this occurred, the Fund would experience a loss on the call that is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio.



    Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 33 1/3% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.


    When a Fund has written a call, there also is a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell securities in its portfolio. As with stock options, a Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock or bond options. For example, even if an index call which a Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

    SPECIAL RISKS OF PURCHASING PUTS AND CALLS ON INDEXES

    If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiple) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

    RISKS OF TRANSACTIONS IN OPTIONS ON STOCK AND BOND INDEX FUTURES

    There are several risks in connection with the use of options on stock and bond index futures contracts as a hedging device. The correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of interest rates and other factors affecting markets for securities may still not result in a successful hedging transaction.

    Futures prices often are extremely volatile so successful use of options on stock or bond index futures contracts by a Fund is also subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of markets, changes in supply and demand, interest rates, international political and economic policies, and other factors affecting the stock and bond markets generally. For example, if a Fund has hedged against the possibility of a decrease in an index which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, then the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements at a time when it is disadvantageous to do so. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market.

    The hours of trading of options on stock or bond index futures contracts may not conform to the hours during which a Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

    Options on stock and bond index futures contracts are highly leveraged and the specific market movements of the contract underlying an option cannot be predicted. Options on futures must be bought and sold on exchanges. Although the exchanges provide a means of selling an option previously purchased or of liquidating an option previously written by an offsetting purchase, there can be no assurance that a liquid market will exist for a particular option at a particular time. If such a market does not exist, a Fund, as the holder of an option on futures contracts, would have to exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit, and if a Fund were the writer of the option, its obligation would not terminate until the option expired or the Fund was assigned an exercise notice.

FOREIGN CURRENCY FORWARD CONTRACTS

    Each Fund may enter into foreign currency forward contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. These contracts are traded in the interbank market conducted directly between currency traders (typically large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged for such trades.

    A Fund may not use forward contracts to generate income, although the use of such contracts may incidentally generate income. There is no limitation on the value of forward contracts into which a Fund may enter. However, a Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different foreign currency (cross-hedge). A Fund will not speculate in forward contracts. A Fund may not position hedge (including cross-hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of foreign currency) of the securities being hedged.

    When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transaction, a Fund may be able to protect itself against possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

    Additionally, when a Fund's investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. A Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, each Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will thereby be served. If a Fund enters into a position hedging transaction, the transaction will be covered by the position being hedged, or the Fund's Custodian will segregate cash or other liquid assets of the Fund (less the value of the "covering" positions, if any) in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract.

    A Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

    It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

    If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    A Fund's dealing in foreign currency forward contracts will be limited to the transactions described above. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. Also, this method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. A Fund's ability to enter into foreign currency forward contracts may be limited by certain requirements for qualification as a regulated investment company under the Internal Revenue Code. See "Taxes, Dividends and Distributions."

    Although each Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

    OPTIONS ON FOREIGN CURRENCIES

    Each Fund is permitted to purchase and write put and call options on foreign currencies and on futures contracts on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) for hedging purposes in a manner similar to that in which forward foreign currency exchange contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies and on futures contracts on foreign currencies are similar to options on stock, except that a Fund has the right to take or make delivery of a specified amount of foreign currency, rather than stock.

    Each Fund may purchase and write options to hedge the Fund's portfolio securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which a Fund's portfolio securities are denominated, the dollar value of such securities will decline even though the foreign currency value remains the same. To hedge against the decline of the foreign currency, a Fund may purchase put options on futures contracts on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the portfolio securities. Alternatively, a Fund may write a call option on a futures contract on the foreign currency. If the value of the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the Fund received for the option.

    If, on the other hand, a Fund's investment adviser anticipates purchasing a foreign security and also anticipates a rise in the value of such foreign currency (thereby increasing the cost of such security), the Fund may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, a Fund could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

    Instead of purchasing or selling futures or forward currency exchange contracts, a Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies either on exchanges or in over-the-counter markets or by writing put options or covered call options on currencies. A put option gives a Fund the right to sell a currency at the exercise price until the option expires. A call option gives a Fund the right to purchase a currency at the exercise price until the option expires. Both options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to fully hedge its positions by purchasing such options.

    Each Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated security which the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such security is denominated, where the values of such different currencies (as compared to the U.S. dollar) historically have a high degree of positive correlation.

    RISKS OF TRANSACTIONS IN EXCHANGE-TRADED OPTIONS

    An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profits and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying currencies acquired through the exercise of call options or upon the purchase of underlying currencies for the exercise of put options. If a Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency until the option expires or it delivers the underlying currency upon exercise.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading or volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Each Fund intends to purchase and sell only those options which are cleared by a clearinghouse whose facilities are considered to be adequate to handle the volume of options transactions.

    RISKS OF OPTIONS ON FOREIGN CURRENCIES

    Options on foreign currencies involve the currencies of two nations and, therefore, developments in either or both countries can affect the values of options on foreign currencies. Risks include those described above under "Risks of Risk Management and Return Enhancement Strategies," including government actions affecting currency valuation and the movements of currencies from one country to another. The quantity of currency underlying option contracts represents odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Options markets may be closed while round-the-clock interbank currency markets are open. This can create price and rate discrepancies.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS ON FOREIGN CURRENCIES

    There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the currency or group of currencies, the price of a futures contract may move more or less than the price of the currencies being hedged. Therefore, a correct forecast of currency rates, market trends or international political trends by the Manager or a Fund's investment adviser may still not result in a successful hedging transaction for the Fund.

    Although a Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event a Fund could not close a futures position and the value of such position declined, the

Fund would be required to continue to make daily cash payments of variation margin. There is no guarantee that the price movements of the portfolio securities denominated in foreign currencies will, in fact, correlate with the price movements in the futures contracts and thus provide an offset to losses on a futures contract.

    Successful use of futures contracts by a Fund is also subject to the ability of the Fund's Manager or investment adviser to predict correctly movements in the direction of markets and other factors affecting currencies generally. For example, if a Fund has hedged against the possibility of an increase in the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it is disadvantageous to do so.

    The hours of trading of futures contracts may not conform to the hours during which a Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

    OPTIONS ON FUTURES CONTRACTS ON FOREIGN CURRENCIES

    An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

    POSITION LIMITS

    Transactions by a Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including NASDAQ) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which a Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of its investment adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    A Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

REPURCHASE AGREEMENTS

    A Fund may enter into repurchase agreements, whereby the seller agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. A Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

    A Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the investment adviser. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral.

    Each Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM) pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of a Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

BORROWING

    Each Fund may borrow up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. Each Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action (within 3 days) to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. No Fund will purchase portfolio securities when borrowings exceed 5% of the value of its total assets.

LENDING OF SECURITIES

    Consistent with applicable regulatory requirements, each Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33 1/3% of the value of the Fund's total assets and that the loans are callable at any time by the Fund. As a matter of fundamental policy, each of the Funds will not lend more than 33 1/3% of the value of their total assets. The loans must at all times be secured by cash or other liquid assets or secured by an irrevocable letter of credit in favor of the lending Fund in an amount equal to at least 100%, determined daily, of the market value of the loaned securities. The collateral is segregated pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the lending Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral, which will be invested in short-term obligations.

    A loan may be terminated by the borrower or by the lending Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Company. On termination of the loan, the borrower is required to return the securities to the lending Fund, and any gain or loss in the market price during the loan would inure to the Fund.

    Since voting or consent rights which accompany loaned securities pass to the borrower, the lending Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

SEGREGATED ASSETS

    Each Fund segregates with its Custodian, State Street Bank and Trust Company, cash, U.S. government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets deposited in the segregated account will be marked-to-market daily.

ILLIQUID SECURITIES


    Each Fund may hold up to 15% of its net assets in illiquid securities. If a Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.


    Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment advisers anticipate that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities
Dealers, Inc. (NASD).

    Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Board of Directors. A Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. Each investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, each investment adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers;
(3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations

(NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and
(b) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest.

    The staff of the Commission has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund participating in the option and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC option. The exercise of such an option ordinarily would involve the payment by that Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

EXCHANGE-TRADED FUNDS


    Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund each may invest in exchange-traded funds in an amount up to 5% of their total assets. Shareholders may be subject to duplicate management and advisory fees if the Fund does invest in securities of other investment companies. Also these securities are not traded at net asset value, i.e., they can be sold at a premium or with a discount.


SHORT SALES


    Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund each may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete the transaction, the Fund will borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund may be required to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Fund replaces the borrowed security, it will, except with respect to an amount up to 5% of total assets (representing uncovered short sales), (a) segregate cash or other liquid assets at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and will not be less than the market value of the security at the time it was sold short or (b) otherwise cover its short position through a short sale "against-the-box," which is a short sale in which the Fund owns an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.


    The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium, dividends or interest paid in connection with the short sale.

TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

    When conditions dictate a defensive strategy, or pending investment of proceeds from sales of a Fund's shares, the Fund may invest in money market instruments, including commercial paper of domestic corporations, certificates of deposit, bankers' acceptances and other obligations of domestic banks (including foreign branches), and obligations issued or guaranteed by the U.S. government, its instrumentalities or its agencies. Investments in foreign branches of domestic banks may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions. Each Fund also may invest in short-term municipal obligations, such as tax, bond and revenue anticipation notes, construction loan and project financing notes and tax-exempt commercial paper. When cash may be available only for a few days, it may be invested by a Fund in repurchase agreements until such time as it may otherwise be invested or used for payment of obligations of the Fund. See "Repurchase Agreements" above.

PORTFOLIO TURNOVER


    Prudential Utility Fund expects that its portfolio turnover rate will be less than 200%; its portfolio turnover rate for the fiscal year ended November 30, 2000 was 31% and for the eleven months ended November 30, 1999 was 19%. Prudential Financial Services Fund's portfolio turnover rate for the fiscal year ended November 30, 2000 was 85% and for the fiscal period ended November 30, 1999 was 39%, Prudential Health Sciences Fund's portfolio turnover rate for the fiscal year ended November 30, 2000 was 138% and for the fiscal period ended November 30, 1999 was 61% and Prudential Technology Fund's portfolio turnover rate for the fiscal year ended November 30, 2000 was 151% and for the fiscal period ended November 30, 1999 was 38%. Each Fund's portfolio turnover rate is computed by dividing the lesser of portfolio purchases or sales (excluding all securities whose maturities at acquisition were one year or less) by the average value of the portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions."


                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those that cannot be changed without the approval of the holders of a majority of a Fund's outstanding voting securities. A "majority of a Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.


    EACH FUND MAY NOT:


    1. Issue senior securities or borrow money or pledge its assets, except as permitted by the Investment Company Act of 1940 and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that a Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions"). For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions, including, without limitation, interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of a Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

    2. Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that a Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

    3. Buy or sell physical commodities or contracts involving physical commodities. A Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and
(ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and a Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

    4. Purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if, as a result, 25% or more of the Fund's total assets (determined at the time of investment) would be invested in any one industry other than as follows: Prudential Financial Services Fund will concentrate its investments (I.E., will invest at least 25% of its total assets under normal circumstances) in securities of companies in the financial services group of industries. Prudential Health Sciences Fund will concentrate its investments (I.E., will invest at least 25% of its total assets under normal circumstances) in securities of companies in the health sciences group of industries. Prudential Technology Fund will concentrate its investments (I.E., will invest at least 25% of its total assets under normal circumstances) in securities of companies in the technology group of industries. Prudential Utility Fund will concentrate its investments (I.E., will invest at least 25% of its total assets under normal circumstances) in securities of companies in the utility group of industries.

    5. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

    Each Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

    For purposes of Investment Restriction 4, each Fund relies on The North American Industry Classification System published by the Bureau of Economic Analysis, U.S. Department of Commerce, in determining industry classification. A Fund's reliance on this classification system is not a fundamental policy of the Fund and, therefore, can be changed without shareholder approval.

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Fund's assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if a Fund's asset coverage for borrowings permitted by Investment Restriction 1 falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

    Although not fundamental, each Fund has the following additional investment restrictions.

    The Fund may not:

    1. Purchase securities on margin (but a Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

    2. Invest for the purpose of exercising control or management.

    3. Invest in securities of other investment companies, except: (a) purchases in the open market involving only customary brokerage commissions and as a result of which a Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, (b) as part of a merger, consolidation or other acquisition and (c) purchases of affiliated investment company shares pursuant to and subject to such limits as the Commission may impose by rule or order.

    In addition to the previous investment restrictions, Prudential Utility Fund also has the following non-fundamental investment restrictions.

    The Fund may not:

    1. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.


    2. Purchase any security if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old.



    3. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.


    The Office of Public Utility Regulation of the Commission has advised The Prudential Insurance Company of America and its subsidiaries (Prudential) that the Office would not recommend enforcement action with respect to the purchase by Prudential of securities of "public utility companies" as defined by the Public Utility Holding Company Act of 1935 in Prudential's capacity as owner or manager of securities on the conditions that (1) the aggregate voting securities of public utility companies held by accounts owned or managed by Prudential, including Prudential Utility Fund, will be less than 10% of the outstanding voting securities of any public utility company and (2) Prudential will not attempt to control any public utility company, other than through the exercise of rights associated with stock ownership (including director representation). Accordingly, it is a policy of Prudential Utility Fund, which may be changed without shareholder approval, not to purchase any voting security of any public utility company if, as a result, the Fund, along with other accounts owned or managed by Prudential, would then hold 10% or more of the outstanding voting securities of such company.

                           MANAGEMENT OF THE COMPANY


                                     POSITION                       PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)         WITH THE COMPANY                    DURING PAST 5 YEARS
------------------------         ----------------                   ---------------------
Saul K. Fenster, Ph.D. (67)   Director                 President (since December 1978) of New Jersey
                                                        Institute of Technology; Commissioner (since
                                                        1998) of the Middle States Association,
                                                        Commission on Higher Education; member (since
                                                        1985) of the New Jersey Commission on Science
                                                        and Technology; formerly a director or trustee
                                                        (1987-1999) of the New Jersey State Chamber of
                                                        Commerce, Society of Manufacturing Engineering
                                                        Education Foundation, the Research and
                                                        Development Council of New Jersey, Prosperity
                                                        New Jersey, Inc., the Edison Partnership,
                                                        National Action Council for Minorities in
                                                        Engineering and IDT Corporation.

Delayne Dedrick Gold (62)     Director                 Marketing and Management Consultant.

*Robert F. Gunia (54)         Vice President and       Executive Vice President and Chief
                               Director                 Administrative Officer (since June 1999) of
                                                        Prudential Investments; Corporate Vice
                                                        President (since September 1997) of The
                                                        Prudential Insurance Company of America
                                                        (Prudential); Executive Vice President and
                                                        Treasurer (since December 1996), Prudential
                                                        Investments Fund Management LLC (PIFM);
                                                        President (since April 1999), Prudential
                                                        Investment Management Services LLC (PIMS);
                                                        formerly Senior Vice President (March 1987-May
                                                        1999) of Prudential Securities Incorporated
                                                        (Prudential Securities); and Chief
                                                        Administrative Officer
                                                        (July 1990-September 1996), Director
                                                        (January 1989-September 1996), and Executive
                                                        Vice President, Treasurer and Chief Financial
                                                        Officer (June 1987-September 1996) of
                                                        Prudential Mutual Fund Management, Inc.

Douglas H. McCorkindale (61)  Director                 Chairman (since June 2000) and President (since
                                                        September 1997) of Gannett Co. Inc. (publishing
                                                        and media); President and Chief Executive
                                                        Officer (since August 2000) of Central
                                                        Newspapers, Inc.; formerly Vice Chairman (March
                                                        1984-May 2000) of Gannett Co. Inc.; Director of
                                                        Gannett Co. Inc., Global Crossing Ltd. and
                                                        Continental Airlines, Inc.

W. Scott McDonald, Jr. (63)   Director                 Vice President (since 1997) of Kaludis
                                                        Consulting Group, Inc., a Sallie Mae company
                                                        serving higher education; formerly Principal
                                                        (1995-1997) of Scott McDonald & Associates,
                                                        Chief Operating Officer (1991-1995) of
                                                        Fairleigh Dickinson University, Executive Vice
                                                        President and Chief Operating Officer
                                                        (1975-1991) of Drew University, Interim
                                                        President (1988-1990) of Drew University, and a
                                                        founding director of School, College and
                                                        University Underwriters Ltd.

                                     POSITION                       PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)         WITH THE COMPANY                    DURING PAST 5 YEARS
------------------------         ----------------                   ---------------------
Thomas T. Mooney (59)         Director                 President of the Greater Rochester Metro Chamber
                                                        of Commerce; former Rochester City Manager;
                                                        former Deputy Monroe County Executive; Trustee
                                                        of Center for Governmental Research, Inc.;
                                                        Director of Blue Cross of Rochester, Monroe
                                                        County Water Authority and Executive Service
                                                        Corps of Rochester.

Stephen P. Munn (58)          Director                 Chairman (since January 1994), Director and
c/o Carlisle Companies, Inc.                            Chief Executive Officer (since 1988) and former
250 South Clinton St.                                   President of Carlisle Companies Incorporated
Suite 201                                               (manufacturer of industrial products).
Syracuse, NY 13202

*David R. Odenath, Jr. (43)   President and Director   President (since June 1999) of Prudential
                                                        Investments; President, Chief Executive Officer
                                                        and Chief Operating Officer (since June 1999),
                                                        PIFM; Senior Vice President (since June 1999),
                                                        Prudential; formerly Senior Vice President
                                                        (August 1993-May 1999), PaineWebber
                                                        Group, Inc.

Richard A. Redeker (57)       Director                 Formerly President, Chief Executive Officer and
                                                        Director (October 1993-September 1996),
                                                        Prudential Mutual Fund Management, Inc.,
                                                        Executive Vice President, Director and Member
                                                        of Operating Committee (October 1993-
                                                        September 1996), Prudential Securities,
                                                        Director (October 1993-September 1996) of
                                                        Prudential Securities Group, Inc., Executive
                                                        Vice President, (January 1994-September 1996),
                                                        Director (January 1994-September 1996),
                                                        Prudential Mutual Fund Distributors, Inc. and
                                                        Prudential Mutual Fund Services, Inc., and
                                                        Senior Executive Vice President and Director
                                                        (September 1978-September 1993) of Kemper
                                                        Financial Services, Inc.

*Judy A. Rice (53)            Vice President and       Executive Vice President (since 1999) of
                               Director                 Prudential Investments; Executive Vice
                                                        President (since 1999) of PIFM; formerly
                                                        various positions to Senior Vice President
                                                        (1992-1999), Prudential Securities; various
                                                        positions to Managing Director (1975-1992), of
                                                        Shearson Lehman Advisors; Governor of the Money
                                                        Management Institute and Member of the
                                                        Prudential Securities Operating Council and of
                                                        the National Association for Variable
                                                        Annuities.

Robin B. Smith (61)           Director                 Chairman and Chief Executive Officer (since
                                                        August 1996) of Publishers Clearing House;
                                                        formerly President and Chief Executive Officer
                                                        (January 1988-August 1996) and President and
                                                        Chief Operating Officer (September
                                                        1981-December 1988) of Publishers Clearing
                                                        House; Director of BellSouth Corporation,
                                                        Texaco Inc., Spring Industries Inc. and Kmart
                                                        Corporation.

                                     POSITION                       PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)         WITH THE COMPANY                    DURING PAST 5 YEARS
------------------------         ----------------                   ---------------------
Louis A. Weil, III (59)       Director                 Formerly Chairman (January 1999-July 2000),
                                                        President and Chief Executive Officer (January
                                                        1996-July 2000) and Director
                                                        (September 1991-July 2000) of Central
                                                        Newspapers, Inc.; Chairman of the Board
                                                        (January 1996-July 2000), Publisher and Chief
                                                        Executive Officer (August 1991-December 1995)
                                                        of Phoenix Newspapers, Inc.; Publisher
                                                        (May 1989-March 1991) of Time Magazine,
                                                        President, Publisher and Chief Executive
                                                        Officer of The Detroit News
                                                        (February 1986-August 1989) and member of the
                                                        Advisory Board, Chase Manhattan
                                                        Bank-Westchester.

Clay T. Whitehead (62)        Director                 President, National Exchange Inc. (new business
P.O. Box 8090                                           development firm) (since May 1983).
McLean, VA 22106-8090

Marguerite E.H. Morrison      Secretary                Vice President and Corporate Counsel of
(44)                                                    Prudential and Chief Legal Officer (since
                                                        August 2000) of the Mutual Funds Division of
                                                        Prudential; Vice President and Associate
                                                        General Counsel (since December 1996) of PIFM;
                                                        formerly Vice President and Associate General
                                                        Counsel of Prudential Securities (September
                                                        1987-September 1996) and Vice President and
                                                        Associate General Counsel (June 1991-September
                                                        1996) of Prudential Mutual Fund Management,
                                                        Inc.

Grace C. Torres (41)          Treasurer and Principal  First Vice President (since December 1996) of
                               Financial and            PIFM; First Vice President (since March 1993)
                               Accounting Officer       of Prudential Securities; formerly First Vice
                                                        President (March 1994-September 1996) of
                                                        Prudential Mutual Fund Management, Inc.

William V. Healey (47)        Assistant Secretary      Assistant Secretary, Vice President and
                                                        Corporate Counsel of Prudential and Chief Legal
                                                        Officer (since August 1998) of Prudential
                                                        Investments, a business unit of Prudential;
                                                        Director, ICI Mutual Insurance Company (since
                                                        June 1999); formerly Associate General Counsel
                                                        of The Dreyfus Corporation (Dreyfus), a
                                                        subsidiary of Mellon Bank, N.A. (Mellon Bank),
                                                        and an officer and/or director of various
                                                        affiliates of Mellon Bank and Dreyfus.

Jonathan D. Shain (42)        Assistant Secretary      Vice President and Corporate Counsel (since
                                                        August 1998) of Prudential; formerly, Attorney
                                                        with Fleet Bank, N.A. (January 1997-July 1998)
                                                        and Associate Counsel (August 1994-January
                                                        1997) of New York Life Insurance Company.


------------

* "Interested" Director, as defined in the Investment Company Act, by reason of affiliation with Prudential, Prudential Securities or PIFM.


** Except as noted above, the address of the Directors and officers is c/o Prudential Investments Fund Management LLC, Gateway Center Three,
100 Mulberry Street, Newark, New Jersey 07102-4077.


    The Company has Directors who, in addition to overseeing the actions of each Fund's Manager, Subadviser(s) and Distributor, decide upon matters of general policy. The Directors also review the actions of the Company's officers, who conduct and supervise the daily business operations of each Fund.

    The Board of Directors has adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

    Pursuant to each Management Agreement with the Company, the Manager pays all compensation of officers and employees of the Company as well as the fees and expenses of all Directors of the Company who are affiliated persons of the Manager. The amount of annual compensation paid each Director may change as a result of the introduction of additional funds on whose boards the Director may be asked to serve.

    Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Company. Under the terms of such agreement, the Company accrues daily the amount of Directors' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to a Commission exemptive order, at the daily rate of return of any Prudential mutual fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Company's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Company.

    The following table sets forth the aggregate compensation paid by the Company to the Directors who are not affiliated with the Manager for the fiscal year ended November 30, 2000 and the aggregate compensation paid to such Directors for service on the Company's Board and the boards of all other investment companies managed by PIFM (Fund Complex) for the calendar year ended December 31, 2000.

                               COMPENSATION TABLE


                                                   TOTAL 2000
                                                  COMPENSATION
                                                  FROM COMPANY
                                  AGGREGATE         AND FUND
                                 COMPENSATION     COMPLEX PAID
NAME OF DIRECTOR                 FROM COMPANY     TO DIRECTORS
----------------                 ------------   ----------------
Edward D. Beach**                  $ 1,000            None
Saul K. Fenster(2)                 $ 3,000      $ 91,700(24/82)*
Delayne Dedrick Gold               $11,000      $173,000(38/58)*
Robert F. Gunia(1)                    --              None
Douglas H. McCorkindale***         $11,000      $110,000(21/42)*
W. Scott McDonald, Jr.(2)          $ 3,000      $ 91,700(24/82)*
Thomas T. Mooney***                $11,000      $173,000(32/65)*
Stephen P. Munn                    $12,000      $114,000(24/41)*
David R. Odenath, Jr.(1)              --              None
Richard A. Redeker                 $11,000      $110,000(24/41)*
Judy A. Rice(1)                       --              None
Robin B. Smith***                  $11,000      $114,000(27/35)*
Louis A. Weil, III                 $11,000      $114,000(24/41)*
Clay T. Whitehead                  $12,000      $173,000(35/59)*


------------

* Indicates number of funds/portfolios in Fund Complex to which aggregate compensation relates.


** Mr. Beach retired on December 31, 1999.



*** Although the last column shows the total amount paid to Directors from the Fund Complex during the calendar year ended December 31, 2000, total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 2000 includes amounts deferred at the election of Directors under the funds' deferred compensation plans. Including accrued interest, total compensation amounted to approximately $124,810, $179,810 and $106,992 for Messrs. McCorkindale and Mooney and Ms. Smith, respectively.


(1) Interested Directors do not receive compensation from the Company or any fund in the Fund Complex.

(2) Messrs. Fenster and McDonald joined the Board of Directors in August 2000.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    Directors of the Company are eligible to purchase Class Z shares of each Fund, which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors.


    As of February 9, 2001, the Directors and officers of the Company, as a group, owned less than 1% of the outstanding shares of each Fund.



    As of February 9, 2001, Prudential Securities was record holder of 2,610,195 Class A shares (or 82% of the outstanding Class A shares), 6,582,792 Class B shares (or 82% of the outstanding Class B shares), 3,634,865 Class C shares (or 88% of the outstanding Class C shares) and 776,182 Class Z shares (or 70% of the outstanding Class Z shares) of Prudential Financial Services Fund.



    As of February 9, 2001, Prudential Securities was record holder of 4,230,258 Class A shares (or 66% of the outstanding Class A shares), 10,958,207 Class B shares (or 77% of the outstanding Class B shares), 5,083,722 Class C shares (or 86% of the outstanding Class C shares) and 1,395,158 Class Z shares (or 73% of the outstanding Class Z shares) of Prudential Health Sciences Fund.



    As of February 9, 2001, Prudential Securities was record holder of 7,842,444 Class A shares (or 74% of the outstanding Class A shares), 16,294,911 Class B shares (or 75% of the outstanding Class B shares), 7,157,778 Class C shares (or 90% of the outstanding Class C shares) and 1,454,907 Class Z shares (or 93% of the outstanding Class Z shares) of Prudential Technology Fund.



    As of February 9, 2001, Prudential Securities was record holder of 92,041,776 Class A shares (or 31% of the outstanding Class A shares), 22,058,984 Class B shares (or 35% of the outstanding Class B shares), 2,381,882 Class C shares (or 70% of the outstanding Class C shares) and 1,451,521 Class Z shares (or 27% of the outstanding Class Z shares) of Prudential Utility Fund.



    In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy material to the beneficial owners for which it is the record holder.



    The following shareholders owned 5% or more of the outstanding shares of any class of any Fund as of February 9, 2001: Fiser Securities, Inc., Attn: Mutual Funds, One Commerce Square, 2005 Market Street, Suite 1200, Philadelphia, PA 19103, held 636,221 Class A shares (10% of the outstanding Class A shares) of Prudential Health Sciences Fund; Wachovia Bank NA AS TTEE For T Jennison Retention Trust FBO: David Chan, 301 North Church Street, PO Box 3073, Winston Salem, NC 27150 held 141,576 Class Z shares (7% of the outstanding Class Z shares) of Prudential Health Sciences Fund); and Prudential Trust Company FBO St. Charles Trading, Inc., 650 N. Raddant Road, Batavia, IL 60510 held 222,554 Class C shares (7% of the outstanding Class C shares) of Prudential Utility Fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

MANAGER AND INVESTMENT ADVISERS


    The manager of each Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with each Fund, comprise the Prudential mutual funds. See "How the Fund is Managed--Manager" in Prudential Utility Fund's Prospectus and "How the Funds are Managed--Manager" in the other Funds' Prospectus. As of January 31, 2001, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $106 billion. According to the Investment Company Institute, as of November 30, 2000, the Prudential mutual funds were the 23rd largest family of mutual funds in the United States.



    PIFM is a wholly-owned subsidiary of PIFM HoldCo, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PIFM, serves as the transfer agent and dividend distribution agent for the Prudential mutual funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

    Pursuant to each Management Agreement with the Company (each a Management Agreement and collectively, the Management Agreements), PIFM, subject to the supervision of the Company's Board of Directors and in conformity with the stated policies of each Fund, manages both the investment operations of each Fund and the composition of each Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of each Fund. PIFM has hired Jennison Associates LLC (Jennison, the investment adviser or the Subadviser, as applicable) to provide subadvisory services to each Fund (or a portion thereof). PIFM also has hired The Prudential Investment Corporation, doing business as Prudential Investments (PI, the investment adviser or Subadviser, as applicable) to provide subadvisory services to the Enhanced Index portfolio of Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund. PIFM also administers each Fund's corporate affairs and, in connection therewith, furnishes each Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Funds' custodian, and PMFS, the Funds' transfer and dividend disbursing agent. The management services of PIFM for each Fund are not exclusive under the terms of each Management Agreement and PIFM is free to, and does, render management services to others.


    For its services, PIFM receives, pursuant to a Management Agreement, a fee at an annual rate of .60 of 1% of Prudential Utility Fund's average daily net assets up to and including $250 million, .50 of 1% of the next $500 million, .45 of 1% of the next $750 million, .40 of 1% of the next $500 million, .35 of 1% of the next $2 billion, .325 of 1% of the next $2 billion and .30 of 1% of average daily net assets in excess of $6 billion. For its services to Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund, PIFM receives, pursuant to separate Management Agreements, a fee at an annual rate of .75 of 1% of each such Fund's average daily net assets. These fees are computed daily and payable monthly.


    In connection with its management of the corporate affairs of each Fund, PIFM bears the following expenses:

    (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PIFM or the Fund's investment advisers;

    (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

    (c) the costs and expenses payable to Jennison, pursuant to four subadvisory agreements between PIFM and Jennison and to PI pursuant to three subadvisory agreements between PIFM and PI, respectively (each a Subadvisory Agreement).

    Under the terms of each Management Agreement, a Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser(s), (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission and the states, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.


    Each Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by a Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. Each Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. Each Management Agreement permits PIFM to employ investment advisers under a "manager-of-managers" structure that allows PIFM to replace a subadviser or amend a Subadvisory Agreement without seeking shareholder approval.



    In 1999, Prudential Utility Fund's fiscal year-end changed from December 31 to November 30. For the fiscal years ended November 30, 2000, and December 31, 1999 and 1998, Prudential Utility Fund paid management fees to PIFM of $17,046,776, $16,318,008 and $19,099,006, respectively. For the fiscal periods ended November 30, 2000 and 1999, Prudential Financial Services Fund paid management fees to PIFM of $889,559 and $302,913, respectively. For the fiscal periods ended November 30, 2000 and 1999, Prudential Health Sciences Fund paid management fees to PIFM of $2,275,416 and $488,906, respectively. For the fiscal periods ended November 30, 2000 and 1999, Prudential Technology Fund paid management fees to PIFM of $4,331,355 and $631,240, respectively.



    PIFM has entered into four Subadvisory Agreements with Jennison and three Subadvisory Agreements with PI. Under the Subadvisory Agreements, Jennison will furnish investment advisory services in connection with the management of the Strategically Managed portfolios of Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund, respectively, and the entire portfolio of Prudential Utility Fund, and PI will furnish investment advisory services to the Enhanced Index portfolio of Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund. In connection therewith, PI and Jennison are obligated to keep certain books and records of each Fund for which they serve as investment adviser. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreements and supervises PI's and Jennison's performance of such services. Jennison is paid by PIFM at the annual rate of .30 of 1% of Prudential Utility Fund's average daily net assets up to $250 million, .238 of 1% of the Fund's average net assets from $250 million to $750 million, .203 of 1% of average net assets from $750 million to $1.5 billion, .170 of 1% of average daily net assets from $1.5 billion to $2 billion, .140 of 1% of average net assets from $2 billion to $4 billion, .122 of 1% of average net assets from $4 billion to $6 billion and .105 of 1% of average net assets over $6 billion. For the fiscal year ended November 30, 2000, Jennison was paid by PIFM at an annual rate of .30 of 1% of Prudential Financial Services Fund's, Prudential Health Sciences Fund's and Prudential Technology Fund's respective average daily net assets attributable to their Strategically Managed portfolios up to $300 million and .25 of 1% of each such Strategically Managed portfolio's assets in excess of $300 million. Under its Subadvisory Agreements with PI, PIFM compensates PI at an annual rate of .375 of 1% of the average net assets of the Enhanced Index portfolios of Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund, respectively. Under the Subadvisory Agreements with Jennison that became effective in 2001, PIFM compensates Jennison at an annual rate of .375 of 1% of the average net assets of the Strategically Managed portfolios of Prudential Financial Services Fund and Prudential Technology Fund, respectively.


    Each Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the applicable Management Agreement with that Fund. Each Subadvisory Agreement may be terminated by the Company, PIFM or PI or Jennison, respectively, upon not more than 60 days', nor less than 30 days', written notice. Each Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12b-1 PLANS

    Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of each Fund. PIMS is a subsidiary of Prudential.

    Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Company under Rule 12b-1 under the Investment Company Act and separate distribution agreements for each Fund (each a Distribution Agreement and collectively, the Distribution Agreements), the

Distributor incurs the expenses of distributing each Fund's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing each Fund's Class Z shares under the Distribution Agreements, none of which are reimbursed by or paid for by a Fund.

    The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

    Under its Plans, a Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

    The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of a Fund's shares and the maintenance of related shareholder accounts.


    CLASS A PLAN. Under each Fund's Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and
(2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Distributor has contractually agreed to limit its distribution and service (12b-1) fees payable under each Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending November 30, 2001. Similarly, the Distributor contractually limited its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ended November 30, 2000.



    For the fiscal year ended November 30, 2000, the Distributor received payments of $7,527,573 under Prudential Utility Fund's Class A Plan. For the fiscal year ended November 30, 2000, the Distributor received payments of $56,536 under Prudential Financial Services Fund's Class A Plan. For the fiscal year ended November 30, 2000, the Distributor received payments of $149,725 under Prudential Health Sciences Fund's Class A Plan. For the fiscal year ended November 30, 2000, the Distributor received payments of $344,684 under Prudential Technology Fund's Class A Plan. These amounts were primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares of the applicable Fund. For the fiscal year ended November 30, 2000, the Distributor also received approximately $588,700, $213,900, $424,500 and $964,600 in initial sales charges in connection with the sale of Prudential Utility Fund's, Prudential Financial Services Fund's, Prudential Health Sciences Fund's and Prudential Technology Fund's Class A shares.


    CLASS B AND CLASS C PLANS. Under each Fund's Class B and Class C Plans, the Fund pays the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Class B Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (2) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be paid for distribution-related expenses with respect to the Class B shares. The Class C Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class C shares may be paid as a service fee and
(2) up to .75 of 1% of the average daily net assets of the Class C shares may be paid for distribution-related expenses with respect to Class C shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, an initial sales charge.

    CLASS B PLAN. For the fiscal year ended November 30, 2000, the Distributor received $594,423, $1,565,789, $3,066,029 and $11,231,245 on behalf of
Prudential Financial Services Fund, Prudential Health Sciences Fund, Prudential Technology Fund and Prudential Utility Fund, respectively, under the Class B Plans. For the fiscal year ended November 30, 2000, the Distributor spent approximately the following amounts on behalf of each such Fund.



                                                                                                   APPROXIMATE
                                                                               COMPENSATION TO        TOTAL
                                                                                 PRUSEC FOR           AMOUNT
                                              COMMISSION                         COMMISSION          SPENT BY
                                              PAYMENTS TO                        PAYMENTS TO       DISTRIBUTOR
                                               FINANCIAL                     REPRESENTATIVES AND   ON BEHALF OF
              FUND                 PRINTING    ADVISERS     OVERHEAD COSTS     OTHER EXPENSES          FUND
---------------------------------  --------   -----------   --------------   -------------------   ------------
Prudential Financial Services
 Fund............................   $  600    $  280,600      $  590,200          $   82,900        $  954,300
Prudential Health Sciences
 Fund............................   $1,400    $  798,100      $1,326,300          $  349,900        $2,475,600
Prudential Technology Fund.......   $1,600    $1,490,900      $2,832,800          $  942,100        $5,267,400
Prudential Utility Fund..........   $8,100    $2,986,700      $1,153,500          $1,339,400        $5,537,700



    The Distributor also receives the proceeds of contingent deferred sales charges paid by holders of Class B shares upon certain redemptions of Class B shares. For the fiscal year ended November 30, 2000, the Distributor received approximately $1,319,700, $325,100, $491,800 and $862,400 in contingent deferred sales charges attributable to Class B shares of Prudential Utility Fund, Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund, respectively.



    CLASS C PLAN. For the fiscal year ended November 30, 2000, the Distributor received $240,607, $306,389, $694,914 and $1,113,338 under the Class C Plans of
Prudential Utility Fund, Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund, respectively. For the fiscal year ended November 30, 2000, the Distributor spent approximately the following amounts on behalf of each such Fund.



                                                                                                      APPROXIMATE
                                                                                  COMPENSATION TO        TOTAL
                                                                                    PRUSEC FOR           AMOUNT
                                                 COMMISSION                         COMMISSION          SPENT BY
                                                 PAYMENTS TO                        PAYMENTS TO       DISTRIBUTOR
                                                  FINANCIAL                     REPRESENTATIVES AND   ON BEHALF OF
                FUND                  PRINTING    ADVISERS     OVERHEAD COSTS     OTHER EXPENSES          FUND
------------------------------------  --------   -----------   --------------   -------------------   ------------
Prudential Utility Fund.............    $200      $234,200        $ 48,900            $ 9,700           $343,000
Prudential Financial Services
 Fund...............................    $300      $272,400        $ 53,900            $ 1,200           $327,800
Prudential Health Sciences Fund.....    $600      $384,800        $125,900            $ 5,300           $516,600
Prudential Technology Fund..........    $600      $515,400        $219,700            $17,500           $753,200



    The Distributor also receives an initial sales charge and the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended November 30, 2000, the Distributor received approximately $18,000, $64,700, $83,600 and $116,700 in contingent deferred sales charges attributable to Class C shares of the Prudential Utility Fund, Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund, respectively. For the fiscal year ended
November 30, 2000, the Distributor also received approximately $139,500, $157,500, $276,900 and $484,400 in initial sales charges in connection with the sale of Class C shares of Prudential Utility Fund, Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund, respectively.


    Distribution expenses attributable to the sale of Class A, Class B and Class C shares of a Fund are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

    The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the Class A, Class B and Class C Plan or in any agreement related to the Plans (Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the

Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of a Fund on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. A Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of each Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

    Pursuant to each Distribution Agreement, the Funds have agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws.

    In addition to distribution and service fees paid by each Fund under its Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

FEE WAIVERS/SUBSIDIES


    PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of a Fund. In addition, the Distributor has agreed to waive a portion of its distribution fees for the Class A shares as described above. Fee waivers and subsidies will increase a Fund's total return.


NASD MAXIMUM SALES CHARGE RULE

    Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on Class B shares of a Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

OTHER SERVICE PROVIDERS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for each Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Company. Subcustodians provide custodial services for each Fund's foreign assets held outside the United States.

    Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830, serves as the transfer and dividend disbursing agent of each Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to each Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $10.00 per shareholder account for Prudential Utility Fund and $9.00 per shareholder account for the other three Funds, a new account set-up fee of $2.00 for each manually established shareholder account and a monthly inactive zero balance account fee of $.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.


    PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as each Fund's independent accountants and in that capacity audits each Fund's annual financial statements.

CODES OF ETHICS

    The Board of Directors of the Company has adopted a Code of Ethics. In addition, the Manager, Subadvisers and Distributor have each adopted a Code of Ethics (the Codes). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by a Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when a Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

    The Manager is responsible for decisions to buy and sell securities, futures contracts and options on futures contracts for each Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the Subadvisers. Broker-dealers may receive brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates. Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

    In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. None of the Funds will deal with Prudential Securities or any affiliate in any transaction in which Prudential Securities or any affiliate acts as principal, except in accordance with rules of the Commission. Thus it will not deal in the over-the-counter market with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities acting as principal with respect to any part of a Fund's order.

    In placing orders for portfolio securities of a Fund, the Manager's overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Manager seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, a Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

    When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research oriented computer-software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with a Fund.

    The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provides a benefit to the Funds and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.

    When the Manager deems the purchase or sale of equities to be in the best interests of a Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Company's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities or any affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Funds, will not significantly affect a Fund's ability to pursue its present investment objective. However, in the future in other circumstances, a Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

    Subject to the above considerations, Prudential Securities may act as a securities broker or futures commission merchant for a Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Company, including a majority of the non-interested Directors, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with
Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for a Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to each Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.


    The table below shows certain information regarding the payment of commissions by Prudential Utility Fund, including the commissions paid to Prudential Securities, for the fiscal periods ended November 30, 1999 and 2000 and the fiscal year ended December 31, 1998.



                                                                            11 MONTHS
                                                             YEAR ENDED       ENDED       YEAR ENDED
                                                            NOVEMBER 30,     NOV. 30,    DECEMBER 31,
                                                                2000           1999          1998
                                                            -------------   ----------   -------------
Total brokerage commissions paid by the Fund..............   $5,953,721     $3,466,203    $2,394,964
Total brokerage commissions paid to Prudential
 Securities...............................................   $  185,108     $  107,745    $   24,552
Percentage of total brokerage commissions paid to
 Prudential Securities....................................         3.1%          3.11%         1.03%

    The table below sets forth information concerning payment of commissions by Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund, including the amount of such commissions paid to Prudential Securities, for the fiscal year ended November 30, 2000 and the fiscal period ended November 30, 1999:


                                           FISCAL YEAR ENDED                     FISCAL PERIOD ENDED
                                           NOVEMBER 30, 2000                      NOVEMBER 30, 1999
                                  ------------------------------------   ------------------------------------
                                  PRUDENTIAL   PRUDENTIAL                PRUDENTIAL   PRUDENTIAL
                                  FINANCIAL      HEALTH     PRUDENTIAL   FINANCIAL      HEALTH     PRUDENTIAL
                                   SERVICES     SCIENCES    TECHNOLOGY    SERVICES     SCIENCES    TECHNOLOGY
                                     FUND         FUND         FUND         FUND         FUND         FUND
                                  ----------   ----------   ----------   ----------   ----------   ----------
Total brokerage commissions paid
 by the Fund....................   $472,439     $616,238    $1,664,541    $182,933      $ 50,155    $138,291
Total brokerage commissions paid
 to Prudential Securities.......   $  1,860     $      0    $   29,854    $      0      $      0    $  2,862
Percentage of total brokerage
 commissions paid to Prudential
 Securities.....................        .4%           0%          1.8%          0%            0%          2%



    Prudential Utility Fund, Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund effected approximately 3.45%, .43%, 0% and 3.3% of the total dollar amount of their transactions involving the payment of commissions to Prudential Securities during the year ended November 30, 2000, respectively. Of the total brokerage commissions paid during that period, $4,194,575, $288,564, $188,708 and $711,607 (70%, 61%, 31%
and 43%) were paid to firms which provide research, statistical or other services to PI or affiliates on behalf of Prudential Utility Fund, Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund, respectively. PIFM has not separately identified the portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.



    Each Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company Act) and their parents at November 30, 2000. As of November 30, 2000, Prudential Utility Fund held debt securities of the following: ABN AMRO Inc., $17,808,000; Bear, Stearns & Co. Inc., $19,080,000; Chase Securities, Inc., $21,624,000; Credit Suisse First Boston Corp., $6,360,000; Deutsche Bank Alex Brown, $14,664,000; and UBS Warburg, $32,436,000; Prudential Financial Services Fund held debt securities of the following: ABN AMRO Inc., $1,227,915; Bear, Stearns & Co. Inc., $1,315,624; Chase Securities, Inc., $1,491,040; Credit Suisse First Boston Corp., $438,541; Deutsche Bank Alex Brown, $1,011,320; and UBS Warburg, $2,236,560; Prudential Technology Fund held debt securities of the following:
ABN AMRO Inc., $6,678,000; Bear Stearns & Co. Inc., $7,155,000, Chase Securities, Inc., $8,109,000; Credit Suisse First Boston Corp., $2,385,000; Deutsche Bank Alex Brown, $5,500,000; and UBS Warburg, $12,163,000; and Prudential Health Sciences Fund held debt securities of the following: ABN AMRO Inc., $45,166; Bear, Stearns & Co. Inc., $48,392; Chase Securities, Inc., $54,845; Credit Suisse First Boston Corp., $16,131; Deutsche Bank Alex Brown, $37,199; and UBS Warburg, $82,267.


               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

    The Company is authorized to issue 2 billion shares of common stock, $.01 par value per share, divided into four series (the Funds), of which Prudential Utility Fund is authorized to issue 800 million shares and each other Fund may issue 400 million shares. Each Fund is divided into four classes, designated Class A, Class B, Class C and Class Z shares, consisting of 100 million shares of Class A common stock (400 million for Prudential Utility Fund), 100 million shares of Class B common stock (300 million for Prudential Utility Fund), 100 million shares of Class C common stock (50 million for Prudential Utility Fund) and 100 million shares of Class Z common stock (50 million for Prudential Utility Fund). With respect to each Fund, each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Company's Articles of Incorporation, the Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. The voting rights of the shareholders of a series or class can be modified only by the majority vote of shareholders of that series or class.

    Shares of each Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of a Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees.

    The Company does not intend to hold annual meetings of shareholders unless otherwise required by law. The Company will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of a Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

    Under the Articles of Incorporation, the Directors may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by the Company for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the Investment Company Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the fundamental investment policies related thereto.

    The Board of Directors has the power to alter the number and the terms of office of the Directors and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Directors have been elected by the shareholders of the Company. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Director.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

    Shares of a Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (the Class A or Class C shares) or (2) on a deferred basis (the Class B or Class C shares). Class Z shares of a Fund are offered to a limited group of investors at NAV without any sales charges.

    PURCHASE BY WIRE. For an initial purchase of shares of a Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, series election, fund and class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Sector Funds, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the Fund and class in which you are investing (Class A, Class B, Class C or Class Z shares).

    If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of a Fund as of that day.

    In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Sector Funds, Inc., the Fund in which you would like to invest, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $1,000.

ISSUANCE OF FUND SHARES FOR SECURITIES

    Transactions involving the issuance of a Fund's shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP

    Under the current distribution arrangements between each Fund and the Distributor, Class A shares of a Fund are sold at a maximum sales charge of 5%, Class C* shares are sold with a 1% sales charge, and Class B* and Class Z shares are sold at NAV. Using the NAV at November 30, 2000, the maximum offering price of the Fund's shares is as follows:


                                                                       PRUDENTIAL   PRUDENTIAL
                                                          PRUDENTIAL   FINANCIAL      HEALTH     PRUDENTIAL
                                                           UTILITY      SERVICES     SCIENCES    TECHNOLOGY
                                                             FUND         FUND         FUND         FUND
                                                          ----------   ----------   ----------   ----------
CLASS A
Net asset value and redemption price per Class A
 share..................................................    $13.74       $11.11       $18.51       $11.72
Maximum sales charge (5% of offering price).............       .72          .58          .97          .62
                                                            ------       ------       ------       ------
Maximum offering price to public........................    $14.46       $11.69       $19.48       $12.34
                                                            ======       ======       ======       ======
CLASS B
Net asset value, offering price and redemption price per
 Class B share*.........................................    $13.71       $11.00       $18.31       $11.60
                                                            ======       ======       ======       ======
CLASS C
Net asset value and redemption price per Class C
 share*.................................................    $13.71       $11.00       $18.31       $11.60
Sales charge (1% of offering price).....................       .14          .11          .18          .12
                                                            ------       ------       ------       ------
Offering price to public................................    $13.85       $11.11       $18.49       $11.72
                                                            ======       ======       ======       ======
CLASS Z
Net asset value, redemption price and offering price per
 Class Z share..........................................    $13.76       $11.15       $18.58       $11.76
                                                            ======       ======       ======       ======


------------

 * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions.

SELECTING A PURCHASE ALTERNATIVE

    The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to Prudential Utility Fund:

    If you intend to hold your investment in a Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

    If you intend to hold your investment for longer than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class B or Class C shares over Class A shares. This is because the initial sales charge plus the cumulative annual distribution-related fee on Class A shares would exceed those of the Class B and Class C shares if you redeem your investment during this time period. In addition, more of your money would be invested initially in the case of Class C shares, because of the relatively low initial sales charge, and all of your money would be invested initially in the case of Class B shares, which are sold at NAV.

    If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than those of the Class B and Class C shares.

    If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

    If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and for more than 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus the cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

REDUCTION AND WAIVER OF INITIAL SALES CHARGE--CLASS A SHARES

    BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge, if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.

    OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, without the initial sales charge, through the Distributor or the Transfer Agent, by:

    - Officers of the Prudential mutual funds (including the Company)

    - Employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent

    - Employees of subadvisers of the Prudential mutual funds provided that purchases at NAV are permitted by such person's employer,

    - Prudential, directors, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries

    - Members of the Board of Directors of Prudential

    - Real estate brokers, agents and employees or real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at Prudential Securities, Prusec or with the Transfer Agent

    - Registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer

    - Investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
      (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase

    - Investors in Individual Retirement Accounts, provided the purchase is made in a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution

    - Orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs)

    - Orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket" programs).

    Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in a Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

    For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

    COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential mutual funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund--Reducing or Waiving Class A's Initial Sales Charge" in Prudential Utility Fund's Prospectus or "How to Buy, Sell and Exchange Shares of the Funds--Reducing or Waiving Class A's Initial Sales Charge" in the other Funds' Prospectus.

    An eligible group of related Fund investors includes any combination of the following:

    - An individual

    - The individual's spouse, their children and their parents

    - The individual's and spouse's Individual Retirement Account (IRA)

    - Any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners)

    - A trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children

    - A Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse

    - One or more employee benefit plans of a company controlled by an individual.

    In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

    The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

    LETTERS OF INTENT. Reduced sales charges also are available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of a Fund and shares of other Prudential mutual funds (Investment Letter of Intent). Retirement and group plans no longer qualify to purchase Class A shares at net asset value by entering into a Letter of Intent.

    For purposes of the Investment Letter of Intent, all shares of a Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent or its affiliates and through your broker will not be aggregated to determine the reduced sales charge.

    An Investment Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the investor. The effective date of an Investment Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

    The Investment Letter of Intent does not obligate the investor to purchase, nor a Fund to sell, the indicated amount. In the event the Letter of Intent goal is not satisfied within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the investor the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase Class A shares of a Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in any retirement or group plans.

CLASS B SHARES

    The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B shares may be subject to a CDSC. See "Sale of Shares--Contingent Deferred Sales Charge" below.

    The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

CLASS C SHARES

    The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES

    BENEFIT PLANS. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at
(800) 353-2847.

    INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (1) investors purchasing shares through an account at Prudential Securities; (2) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Prusec; and (3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your broker if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.

CLASS Z SHARES

    BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

    MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes mutual funds as investment options and the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

    - Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services

    - Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

    OTHER TYPES OF INVESTORS. Class Z shares also are available for purchase by the following categories of investors:

    - Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available investment option

    - Current and former Directors/Trustees of the Prudential mutual funds (including the Company)

    - Prudential with an investment of $10 million or more.

    After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.

    In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finder's fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.

RIGHTS OF ACCUMULATION

    Reduced sales charges are also available through rights of accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of a Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge.

Rights of accumulation may be applied across the classes of the Prudential mutual funds. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day.

    The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

SALE OF SHARES

    You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund whose shares you are redeeming computes its NAV for that day (that is, 4:15 P.M., New York time) in order to receive that day's NAV. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of a Fund.

    If you hold shares of a Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.

    If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund whose shares you are redeeming in care of its Transfer Agent, Prudential Mutual Fund Services LLC,
Attention: Redemption Services, P.O. Box 8149, Philadelphia, PA 19101, the Distributor, or to your broker.

    SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $100,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or
(4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

    Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

    REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. Each Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

    INVOLUNTARY REDEMPTION. In order to reduce expenses of a Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

    90-DAY REPURCHASE PRIVILEGE. If you redeem your shares of a Fund and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the same Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

    CONTINGENT DEFERRED SALES CHARGE

    Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase (one year in the case of shares purchased before November 2, 1998) will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares (one year for Class C shares purchased before November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

    The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                              CONTINGENT DEFERRED SALES
                                                               CHARGE AS A PERCENTAGE
YEAR SINCE PURCHASE                                            OF DOLLARS INVESTED OR
PAYMENT MADE                                                     REDEMPTION PROCEEDS
-------------------                                           -------------------------
First.......................................................             5.0%
Second......................................................             4.0%
Third.......................................................             3.0%
Fourth......................................................             2.0%
Fifth.......................................................             1.0%
Sixth.......................................................             1.0%
Seventh.....................................................             None

    In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class B shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990) and 18 months for Class C shares (one year for Class C shares bought before November 2, 1998); then of amounts representing the cost of shares held beyond the applicable CDSC period; then of amounts representing the cost of shares bought before July 1, 1985; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

    For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

    For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

    WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

    The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

    Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential mutual funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.

    SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

    In addition, the CDSC will be waived on redemptions of shares held by Directors of the Company.

    You must notify the Fund's Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

    In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                           REQUIRED DOCUMENTATION
Death                                        A copy of the shareholder's death certificate
                                             or, in the case of a trust, a copy of the
                                             grantor's death certificate, plus a copy of the
                                             trust agreement identifying the grantor.

Disability--An individual will be            A copy of the Social Security Administration
considered disabled if he or she is          award letter or a letter from a physician on the
unable to engage in any substantial          physician's letterhead stating that the
gainful activity by reason of any            shareholder (or, in the case of a trust, the
medically determinable physical or           grantor (a copy of the trust agreement
mental impairment which can be               identifying the grantor will be required as
expected to result in death or to be         well)) is permanently disabled. The letter must
of long-continued and indefinite             also indicate the date of disability.
duration.

Distribution from an IRA or                  A copy of the distribution form from the
403(b) Custodial Account                     custodial firm indicating (i) the date of birth
                                             of the shareholder and (ii) that the shareholder
                                             is over age 59 1/2 and is taking a normal
                                             distribution--signed by the shareholder.

Distribution from Retirement Plan            A letter signed by the plan
                                             administrator/trustee indicating the reason for
                                             the distribution.

Excess Contributions                         A letter from the shareholder (for an IRA) or
                                             the plan administrator/trustee on company
                                             letterhead indicating the amount of the excess
                                             and whether or not taxes have been paid.

    The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--PRUDENTIAL UTILITY FUND CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

    The CDSC is reduced on redemptions of Class B shares of Prudential Utility Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchase $100,000 of Class B shares of the Fund and the following year purchase an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                            CONTINGENT DEFERRED SALES CHARGE
                                          AS A PERCENTAGE OF DOLLARS INVESTED
                                                 OR REDEMPTION PROCEEDS
         YEAR SINCE PURCHASE            ----------------------------------------
             PAYMENT MADE               $500,001 TO $1 MILLION   OVER $1 MILLION
         -------------------            ----------------------   ---------------
First.................................        3.0%                     2.0%
Second................................        2.0%                     1.0%
Third.................................        1.0%                     0 %
Fourth and thereafter.................        0 %                      0 %

    You must notify the Fund's Distributor or Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES

    BENEFIT PLANS. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

CONVERSION FEATURE--CLASS B SHARES

    Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

    Since each Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula:
(i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

    For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different NAVs per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

    Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

    For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

    The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. Each Fund makes available to its shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

    For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund in which they have invested at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.

EXCHANGE PRIVILEGE

    Each Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential mutual funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. For retirement and group plans having a limited menu of Prudential mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.

    It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

    In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund whose shares you wish to exchange at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

    If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

    If you hold certificates, the certificates must be returned in order for the shares to be exchanged.

    You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19101.

    In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.

    CLASS A. Shareholders of a Fund may exchange their Class A shares for Class A shares of certain other Prudential mutual funds, and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential mutual funds participating in the exchange privilege.

    The following money market funds participate in the Class A exchange privilege:

       Prudential California Municipal Fund
         (California Money Market Series)
       Prudential Government Securities Trust
         (Money Market Series)
         (U.S. Treasury Money Market Series)
       Prudential Municipal Series Fund
         (New Jersey Money Market Series)
         (New York Money Market Series)
       Prudential MoneyMart Assets, Inc. (Class A shares)
       Prudential Tax-Free Money Fund, Inc.

    CLASS B AND CLASS C. Shareholders of a Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other Prudential mutual funds and shares of Prudential Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

    Class B and Class C shares of a Fund may also be exchanged for shares of Prudential Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into a Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

    At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of a Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

    CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential mutual funds.

    SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares which are not subject to a CDSC held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise.

    Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the NAV above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.

    Participants in any fee-based program for which a Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV. Similarly, participants in Prudential Securities' 401(k) Plan for which a Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (that is, voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

    Additional details about the exchange privilege and prospectuses for each of the Prudential mutual funds are available from the Funds' Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Funds, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

PERIOD OF MONTHLY INVESTMENTS:                    $100,000   $150,000   $200,000   $250,000
------------------------------                    --------   --------   --------   --------
25 Years........................................   $  105     $  158     $  210     $  263
20 years........................................      170        255        340        424
15 years........................................      289        433        578        722
10 years........................................      547        820      1,093      1,366
 5 years........................................    1,361      2,041      2,721      3,402
See "Automatic Investment Plan."

------------

    (1)Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

    (2)The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of a Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)

    Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of a Fund monthly by authorizing his or her bank account or brokerage account (including a Prudential Securities Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to AIP participants.

    Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN

    A systematic withdrawal plan is available to shareholders through the Transfer Agent, the Distributor or your broker. Such withdrawal plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC.

    In the case of shares held through the Transfer Agent (1) a $10,000 minimum account value applies, (2) withdrawals may not be for less than $100 and (3) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.

    The Transfer Agent, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

    Withdrawal payments should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. In addition, withdrawals made concurrently with the purchases of additional shares are inadvisable because of the sales charge applicable to (1) the purchase of Class A and Class C shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

    Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from the Distributor or the Transfer Agent.

    Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

    INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                      TAX-DEFERRED COMPOUNDING(1)
CONTRIBUTIONS                           PERSONAL
MADE OVER:                              SAVINGS                   IRA
-------------                           --------                --------
10 years................                $ 26,165                $ 31,291
15 years................                  44,675                  58,649
20 years................                  68,109                  98,846
25 years................                  97,780                 157,909
30 years................                 135,346                 244,692

------------

  (1) The chart is for illustrative purposes only and does not represent the performance of a Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS

    From time to time, a Fund may be included in a mutual fund program with other Prudential mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as, to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

    The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, individuals should consult their financial adviser concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

    Each Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. A Fund will compute its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of a Fund's shares shall be determined at the time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of each Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indexes) are valued at the last sale price of such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the last bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Fund's Subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or more than one principal market maker (if available, otherwise a primary market dealer) which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Fund's Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices (or the last bid price, in the absence of an asked price) provided by more than one principal market maker (if available, otherwise a primary market dealer). Options on stock and stock indexes traded on an exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on the respective exchange (or at the last bid price in the absence of an asked price) and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service, and foreign currency forward contracts are valued at the current cost of covering or offsetting such contracts calculated on the day of valuation. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Company's Board of Directors.

    Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or the Subadviser (or Valuation Committee or Board of Directors) does not represent fair value, are valued by the Valuation Committee or Board of Directors, in consultation with the Manager or the Subadviser, including its portfolio manager, traders, research and credit analysts, and legal and compliance personnel, on the basis of the following factors: the nature of any restrictions on disposition of the securities, assessment of the general liquidity/ illiquidity of the securities, the issuer's financial condition and the markets in which it does business, cost of the security, transactions in comparable securities, the size of the holding and the capitalization of the issuer, relationships among various securities, media or other reports or information deemed reliable by the Manager or Subadviser regarding the issuer or the markets or industry in which it operates, consistency with valuation of similar securities held by other Prudential funds and such other factors as may be determined by the Manager, the Subadviser, Board of Directors or Valuation Committee to materially affect the value of the security. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker.

    Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

    Each Fund is qualified as, intends to remain qualified as, and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves each Fund (but not its shareholders) from paying federal income tax on income and capital gains which are distributed to shareholders, and permits net capital gains of each Fund (that is, the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund. Net capital gains of a Fund which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of the Fund.

    Qualification of a Fund as a regulated investment company under the Internal Revenue Code requires, among other things, that the Fund (a) derive at least 90% of its annual gross income (without reduction for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities); and
(c) distribute to its shareholders at least 90% of its net investment income and net short-term capital gains (that is, the excess of net short-term capital gains over net long-term capital losses) in each year.

    Gains or losses on sales of securities by a Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by a Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of a Fund's transactions may be subject to wash sale, short sale, constructive sale, anti-conversion and straddle provisions of the Internal Revenue Code that may, among other things, require the Fund to defer recognition of losses. In addition, debt securities acquired by a Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income.

    Certain futures contracts and certain listed options (referred to as Section 1256 contracts) held by the Funds will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. Except with respect to certain foreign currency forward contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

    Gain or loss on the sale, lapse or other termination of options on stock and on narrowly-based stock indexes will be capital gain or loss and will be long-term or short-term depending on the holding period of the option. In addition, positions which are part of a "straddle" will be subject to certain wash sale, short sale and constructive sale provisions of the Internal Revenue Code. In the case of a straddle, a Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund.

    Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency forward contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If a Fund's Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, thereby reducing each shareholder's basis in his or her Fund shares.

    Shareholders of a Fund electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of the Fund on the reinvestment date.

    Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. In addition, dividends and capital gains distributions also may be subject to state and local income taxes. Therefore, prior to purchasing shares of a Fund, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

    Any loss realized on a sale, redemption or exchange of shares of a Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before the disposition of shares. Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

    A shareholder who acquires shares of a Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

    Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends, unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Net capital gain distributions paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions that are effectively connected with a U.S. trade or business of the foreign shareholder. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

    Dividends received by corporate shareholders are eligible for a dividends-received deduction of 70% to the extent a Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Dividends attributable to foreign corporations, interest income, capital and currency and gain or loss from Section 1256 contracts (described above) and income from certain other sources will not constitute qualified dividends. Individual shareholders are not eligible for the dividends-received deduction.

    The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares and lower on Class A shares in relation to Class Z shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

    Each Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. Each Fund also is required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year. In addition, each Fund must distribute during the calendar year all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior calendar year, respectively. To the extent it does not meet these distribution requirements, a Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which a Fund pays income tax is treated as distributed.

    A Fund may, from time to time, invest in Passive Foreign Investment Companies (PFICs). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or on any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Fund may make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year, the Fund will recognize the amount of gains, if any, as ordinary income with respect to PFIC stock. No loss will be recognized on PFIC stock, except to the extent of gains recognized in prior years. Alternatively, a Fund, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its PRO RATA share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above.

    Income received by a Fund from sources within foreign countries may be subject to wihtholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary.

    Shareholders are advised to consult their own tax advisers with respect to the federal, state and local tax consequences resulting from their investment in a Fund.

                            PERFORMANCE INFORMATION

    AVERAGE ANNUAL TOTAL RETURN. Each Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

    Average annual total return is computed according to the following formula:

                         P(1+T) TO THE POWER OF n = ERV

Where: P = a hypothetical initial payment of $1000.

       T = average annual total return.

       n = number of years.

       ERV = Ending Redeemable Value of a hypothetical $1000 investment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

    Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

    Below are the average annual total returns for Prudential Utility Fund's share classes for the periods ended November 30, 2000.


                                                       1 YEAR    5 YEARS    10 YEARS    SINCE INCEPTION
                                                      --------   --------   --------   -----------------
Class A.............................................   22.41%     17.27%     14.43%    13.06%  (1/22/90)
Class B.............................................   22.81      17.50      14.14     16.35   (8/10/81)
Class C.............................................   25.53      17.37        N/A     15.64    (8/1/94)
Class Z.............................................   29.13        N/A        N/A     18.45    (3/1/96)


    Below are the average annual total returns for the other Funds for the periods ended November 30, 2000.


                                                   PRUDENTIAL             PRUDENTIAL                PRUDENTIAL
                                               FINANCIAL SERVICES      HEALTH SCIENCES              TECHNOLOGY
                                                      FUND                   FUND                      FUND
                                              --------------------   --------------------   --------------------------
                                                           SINCE                  SINCE                        SINCE
                                                         INCEPTION              INCEPTION                    INCEPTION
                                               1 YEAR    (6/30/99)    1 YEAR    (6/30/99)       1 YEAR       (6/30/99)
                                              --------   ---------   --------   ---------   --------------   ---------
Class A.....................................   12.86%       3.94%     63.70%      49.92%            -16.77%    10.01%
Class B.....................................   12.90        4.19      65.85       51.84             -17.38     10.55
Class C.....................................   15.72        5.50      68.14       52.52             -14.90     11.77
Class Z.....................................   19.10        8.03      72.55       55.78             -12.23     14.32


    AGGREGATE TOTAL RETURN. Each Fund also may advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

    Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                    ERV - P
                                    -------

                                       P

    Where: P = a hypothetical initial payment of $1000.

           ERV = Ending Redeemable Value of a hypothetical $1000 investment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

    Below are the aggregate total returns for the Prudential Utility Fund's share classes for the periods ended November 30, 2000.


                                                     1 YEAR    5 YEARS    10 YEARS     SINCE INCEPTION
                                                    --------   --------   --------   -------------------
Class A...........................................   28.85%     133.49%    305.03%    298.83%  (1/22/90)
Class B...........................................   27.81      124.95     275.14    1,759.91  (8/10/81)
Class C...........................................   27.81      124.95        N/A      153.51   (8/1/94)
Class Z...........................................   29.13         N/A        N/A      123.55   (3/1/96)


    Below are the aggregate total returns for the other Funds' share classes for the periods ended November 30, 2000.


                                                   PRUDENTIAL             PRUDENTIAL                PRUDENTIAL
                                               FINANCIAL SERVICES      HEALTH SCIENCES              TECHNOLOGY
                                                      FUND                   FUND                      FUND
                                              --------------------   --------------------   --------------------------
                                                           SINCE                  SINCE                        SINCE
                                                         INCEPTION              INCEPTION                    INCEPTION
                                               1 YEAR    (6/30/99)    1 YEAR    (6/30/99)       1 YEAR       (6/30/99)
                                              --------   ---------   --------   ---------   --------------   ---------
Class A.....................................   18.80%      11.20%     72.32%      87.13%            -12.39%    20.54%
Class B.....................................   17.90       10.00      70.85       85.03             -13.03     19.32
Class C.....................................   17.90       10.00      70.85       85.03             -13.03     19.32
Class Z.....................................   19.10       11.60      72.55       87.74             -12.23     20.94


    YIELD. Each Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. This yield will be computed by dividing a Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                       a - b
YIELD = 2[(          ---------    +1)TO THE POWER OF 6 - 1]
                         cd

Where: a=dividends and interest earned during the period.
     b=expenses accrued for the period (net of reimbursements).
     c=the average daily number of shares outstanding during the period that were entitled to receive dividends.
     d=the maximum offering price per share on the last day of the period.

    Yield fluctuates and an annualized yield quotation is not a representation by a Fund as to what an investment in the Fund will actually yield for any given period.


    Prudential Utility Fund's 30-day yields for the period ended November 30, 2000 were 1.44%, 0.80%, 0.79% and 1.76% for Class A, Class B, Class C and Class Z shares, respectively.

    ADVERTISING. Advertising materials for a Fund may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by the Fund's manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for a Fund also may include mention of The Prudential Insurance Company of America, its affiliates and subsidiaries, and reference the assets, products and services of those entities.

    From time to time, advertising materials for a Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of Fund shareholders and may refer to Lipper rankings or Morningstar ratings, other related analysis supporting those ratings, other industry publications, business periodicals and market indexes. In addition, advertising materials may reference studies or analyses performed by the Manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed-income funds may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.

    Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      PERFORMANCE
COMPARISON OF DIFFERENT
 TYPES OF INVESTMENTS
  OVER THE LONG TERM
(12/31/1925-12/31/2000)
COMMON STOCKS            11.1%
LONG-TERM GOV'T. BONDS    5.3%
INFLATION                 3.1%

------------
(1)Source: Ibbotson Associates. Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Composite Stock Price Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Portfolio of Investments as of November 30, 2000

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  96.1%
Common Stocks
-------------------------------------------------------------------------------------
Banks - Major  23.8%
     114,800   Bank of America Corp.                                $      4,584,825
      23,900   Bank of New York Co., Inc.                                  1,318,981
      44,300   Bank One Corp.                                              1,586,494
      15,900   BB&T Corp.                                                    530,662
      68,200   Boise Cascade Corp.                                         1,969,275
     115,050   Chase Manhattan Corp.                                       4,242,469
      40,400   Comerica, Inc.                                              2,103,325
      48,100   First Union Corp.                                           1,208,512
     116,101   FleetBoston Financial Corp.                                 4,353,787
       5,800   J.P. Morgan & Co.                                             781,912
      31,900   KeyCorp                                                       795,506
      13,600   Mellon Financial Corp.                                        637,500
       1,300   Mony Group, Inc.                                               55,169
       3,000   Moodys Corp.                                                   77,812
      28,400   National City Corp.                                           702,900
      24,600   PNC Financial Services Group                                1,635,900
       8,300   SouthTrust Corp.                                              280,125
         300   Southwest Secs Group Inc.                                       6,019
       4,800   State Street Corp.                                            619,200
       8,200   Summit Bancorp.                                               304,938
      17,100   SunTrust Banks, Inc.                                          868,894
      59,200   Temple-Inland, Inc.                                         2,723,200
     123,400   U.S. Bancorp.                                               2,984,737
       8,800   Wachovia Corp.                                                440,550
      57,860   Wells Fargo & Co.                                           2,744,734
                                                                    ----------------
                                                                          37,557,426
-------------------------------------------------------------------------------------
Banks - Mid-Sized  3.4%
      17,000   AmSouth Bancorp.                                              252,875
      17,400   Compass Bancshares, Inc.                                      343,650
      13,350   Fifth Third Bancorp.                                          715,894

                                          See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
      98,436   Firstar Corp.                                        $      1,907,197
      35,900   Hibernia Corp.                                                428,556
       4,620   Huntington Bancshares, Inc.                                    70,455
       4,900   Imperial Bancorp.                                             109,025
       2,000   Marshall & Ilsley Corp.                                        85,250
       1,700   Mercantile Bankshares Corp.                                    65,238
       5,800   Northern Trust Corp.                                          499,525
       6,100   Pacific Century Financial Corp.                                90,737
       8,300   Regions Financial Corp.                                       201,275
      16,300   Union Planters Corp.                                          554,200
                                                                    ----------------
                                                                           5,323,877
-------------------------------------------------------------------------------------
Banks - Smaller  1.7%
      14,060   Associated BancCorp.                                          348,864
       8,682   Banknorth Group, Inc.                                         166,586
       3,100   Centura Banks, Inc.                                           130,587
         200   Chittenden Corp.                                                5,375
       1,300   City National Corp.                                            42,981
         700   Community First Bankshares, Inc.                               11,200
         300   Cullen/Frost Bankers, Inc.                                      9,675
       1,000   First Tennessee National Corp.                                 25,250
       2,700   FirstMerit Corp.                                               64,800
       3,139   Hudson United Bancorp.                                         58,654
       8,000   North Fork Bancorp., Inc.                                     169,500
      11,760   Provident Bankshares Corp.                                    219,030
       4,000   Provident Financial Group, Inc.                               126,250
       6,100   Riggs National Corp.                                           70,913
       7,400   Silicon Valley Bancshares(a)                                  255,300
         200   South Financial Group, Inc.                                     1,938
       4,600   Southwest Bancorp.(a)                                         164,450
       2,400   Susquehanna Bancshares, Inc.                                   34,050
         200   United Bankshares, Inc.                                         3,888
         700   Whitney Holding Corp.                                          24,894
      14,500   Zions Bancorp                                                 792,062
                                                                    ----------------
                                                                           2,726,247

    See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Financial Companies  15.1%
      12,000   Americredit Corp.(a)                                 $        249,750
      20,200   Associates First Capital Corp.                                713,313
       3,700   Capital One Financial Corp.                                   206,506
      77,000   CNA Financial Corp.(a)                                      2,863,437
      58,300   Countrywide Credit Industries, Inc.                         2,164,387
      35,100   Fannie Mae                                                  2,772,900
       1,600   Finova Group Inc.                                                 800
      72,700   Freddie Mac                                                 4,393,806
       8,200   Greater Bay Bancorp.                                          272,138
      51,400   Hilb, Rogal & Hamilton Co.                                  2,046,363
      18,400   Household International, Inc.                                 917,700
      40,200   MBNA Corp.                                                  1,434,638
       6,700   Stilwell Financial, Inc.                                      217,750
      97,300   USA Education, Inc.                                         5,631,237
                                                                    ----------------
                                                                          23,884,725
-------------------------------------------------------------------------------------
Financial Services - Diversified  7.5%
      46,100   American Express Co.                                        2,532,619
     171,766   Citigroup, Inc.                                             8,556,094
       8,800   Providian Financial Corp.                                     792,000
                                                                    ----------------
                                                                          11,880,713
-------------------------------------------------------------------------------------
Insurance - Accident & Health  3.1%
       7,600   AFLAC Inc.                                                    534,850
      98,100   Torchmark Corp.                                             3,727,800
      20,036   UnumProvident Corp.                                           540,972
                                                                    ----------------
                                                                           4,803,622
-------------------------------------------------------------------------------------
Insurance - Brokers/Services  2.6%
      83,000   Aon Corp.                                                   2,578,188
      30,900   CIT Group, Inc.(a) Class A                                    519,506
       8,800   Marsh & McLennan Cos., Inc.                                 1,013,100
                                                                    ----------------
                                                                           4,110,794
-------------------------------------------------------------------------------------
Insurance - Life  7.3%
      32,900   American General Corp.                                      2,465,444
       2,690   Delphi Financial Group, Inc.(a)                                95,159

                                         See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
         200   Jefferson-Pilot Corp.                                $         13,650
     134,500   John Hancock Financial Services, Inc.(a)                    4,236,750
      71,300   Lincoln National Corp.                                      3,221,869
      37,200   Nationwide Financial Services, Inc.                         1,527,525
       1,000   Protective Life Corp.                                          24,000
                                                                    ----------------
                                                                          11,584,397
-------------------------------------------------------------------------------------
Insurance - Multi-Line  15.1%
     140,200   Allstate Corp.                                              5,362,650
      83,087   American International Group, Inc.                          8,054,246
      21,000   CIGNA Corp.                                                 2,766,750
      31,800   Hartford Financial Services Group, Inc.                     2,249,850
      64,600   HCC Insurance Holdings, Inc.                                1,574,625
      73,800   Horace Mann Educators Corp.                                 1,217,700
      95,400   SAFECO Corp.                                                2,557,912
       1,300   Unitrin, Inc.                                                  46,719
                                                                    ----------------
                                                                          23,830,452
-------------------------------------------------------------------------------------
Insurance - Property & Casualty  4.5%
      39,600   Allmerica Financial Corp.                                   2,457,675
       5,300   American Financial Group, Inc.                                101,031
       3,847   Chubb Corp.                                                   313,530
         300   Cincinnati Financial Corp.                                     10,969
       2,700   Everest Re Group, Ltd.                                        162,506
       4,700   Loews Corp.                                                   444,150
       9,000   Old Republic International Corp.                              234,563
         200   Progressive Corp.                                              18,713
         300   Selective Insurance Group, Inc.                                 6,038
       4,900   St. Paul Cos., Inc.                                           245,612
      38,000   XL Capital Ltd.                                             3,032,875
                                                                    ----------------
                                                                           7,027,662
-------------------------------------------------------------------------------------
Insurance - Specialty  2.6%
       3,400   Ambac Financial Group, Inc.                                   259,675
       2,400   Enhance Financial Services Group, Inc.                         31,950
     120,200   Fidelity National Financial, Inc.                           2,877,288

    See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
       5,600   First American Corp.                                 $        121,800
       4,600   MBIA, Inc.                                                    316,825
       3,800   MGIC Investment Corp.                                         239,400
       4,850   The PMI Group, Inc.                                           308,278
                                                                    ----------------
                                                                           4,155,216
-------------------------------------------------------------------------------------
Investment Bankers/Brokers/Services  4.7%
      11,000   Bear Stearns & Co., Inc.                                      505,312
       2,300   Edwards (A.G.), Inc.                                          103,069
       3,600   Jeffries Group, Inc.                                           90,000
      29,700   Lehman Brothers, Inc.                                       1,472,006
      26,800   Merrill Lynch, Pierce, Fenner & Smith, Inc.                 1,551,050
      39,400   Morgan Stanley Dean Witter & Co.                            2,496,975
      44,400   Schwab (Charles) Corp.                                      1,229,325
                                                                    ----------------
                                                                           7,447,737
-------------------------------------------------------------------------------------
Investment Managers  0.1%
       2,700   Franklin Resources, Inc.                                       97,767
         200   Waddell & Reed Financial, Inc.                                  6,325
                                                                    ----------------
                                                                             104,092
-------------------------------------------------------------------------------------
Miscellaneous  1.4%
     109,300   Pall Corp.                                                  2,179,169
-------------------------------------------------------------------------------------
Savings & Loan Associations  3.2%
      10,500   Astoria Financial Corp.                                       469,875
       3,544   Charter One Financial, Inc.                                    85,056
      14,600   Dime Bancorp, Inc.                                            363,175
         700   Downey Financial Corp.                                         31,850
       2,600   Golden West Financial Corp.                                   152,263
      15,600   GreenPoint Financial Corp.                                    473,850

                                           See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
       7,100   MAF Bancorp., Inc.                                   $        156,200
         400   Washington Federal, Inc.                                        9,131
      65,400   Washington Mutual, Inc.                                     2,971,612
      13,200   Webster Financial Corp.                                       307,725
                                                                    ----------------
                                                                           5,020,737
                                                                    ----------------
               Total long-term investments (cost $133,489,273)           151,636,866
                                                                    ----------------
SHORT-TERM INVESTMENTS  4.9%
Principal
Amount
(000)
-------------------------------------------------------------------------------------
Repurchase Agreement  4.9%
$      7,721   Joint Repurchase Agreement Account,
                6.50%, 12/1/00
                (cost $7,721,000; Note 5)                                  7,721,000
                                                                    ----------------
               Total Investments  101.0%
                (cost $141,210,273; Note 4)                              159,357,866
               Liabilities in excess of other assets  (1.0%)              (1,610,568)
                                                                    ----------------
               Net Assets  100%                                     $    157,747,298
                                                                    ----------------
                                                                    ----------------

------------------------------
(a) Non-income producing security.
    See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Statement of Assets and Liabilities

                                                                November 30, 2000
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $141,210,273)                         $ 159,357,866
Cash                                                                        820
Receivable for Fund shares sold                                         929,236
Dividends and interest receivable                                       335,625
Receivable for investments sold                                         259,979
Prepaid expenses                                                          1,109
                                                                -----------------
      Total assets                                                  160,884,635
                                                                -----------------
LIABILITIES
Payable for investments purchased                                     2,442,962
Payable for Fund shares reacquired                                      453,388
Distribution fee payable                                                102,556
Management fee payable                                                   76,856
Accrued expenses                                                         61,575
                                                                -----------------
      Total liabilities                                               3,137,337
                                                                -----------------
NET ASSETS                                                        $ 157,747,298
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par                                           $     143,057
   Paid-in capital in excess of par                                 142,037,826
                                                                -----------------
                                                                    142,180,883
   Undistributed net investment income                                  255,495
   Accumulated net realized loss on investments                      (2,836,673)
   Net unrealized appreciation/depreciation on investments           18,147,593
                                                                -----------------
Net assets, November 30, 2000                                     $ 157,747,298
                                                                -----------------
                                                                -----------------

                                           See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Statement of Assets and Liabilities Cont'd.

                                                                November 30, 2000
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($28,801,205 / 2,591,539 shares of common stock
      issued and outstanding)                                            $11.11
   Maximum sales charge (5% of offering price)                              .58
                                                                -----------------
   Maximum offering price to public                                      $11.69
                                                                -----------------
                                                                -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($78,181,964 / 7,109,948 shares of common stock
      issued and outstanding)                                            $11.00
                                                                -----------------
                                                                -----------------
Class C:
   Net asset value and redemption price per share
      ($41,010,570 / 3,729,485 shares of common stock
      issued and outstanding)                                            $11.00
   Sales charge (1% of offering price)                                      .11
                                                                -----------------
   Offering price to public                                              $11.11
                                                                -----------------
                                                                -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($9,753,559 / 874,717 shares of common stock
      issued and outstanding)                                            $11.15
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Statement of Operations

                                                                      Year
                                                                      Ended
                                                                November 30, 2000
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends                                                       $ 2,354,475
   Interest                                                            224,400
                                                                -----------------
      Total income                                                   2,578,875
                                                                -----------------
Expenses
   Management fee                                                      889,559
   Distribution fee--Class A                                            56,536
   Distribution fee--Class B                                           594,423
   Distribution fee--Class C                                           306,389
   Transfer agent's fees and expenses                                  222,000
   Custodian's fees and expenses                                       156,000
   Registration fees                                                   109,000
   Reports to shareholders                                              30,000
   Audit fees                                                           25,000
   Legal fees and expenses                                              20,000
   Directors' fees and expenses                                         11,000
   Miscellaneous                                                           521
                                                                -----------------
      Total expenses                                                 2,420,428
   Less: Management fee waiver                                        (177,912)
                                                                -----------------
      Net expenses                                                   2,242,516
                                                                -----------------
Net investment income                                                  336,359
                                                                -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized gain/loss on:
   Investment transactions                                             269,159
   Foreign currency transactions                                       (75,695)
                                                                -----------------
                                                                       193,464
                                                                -----------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                      20,995,865
   Foreign currencies                                                   60,319
                                                                -----------------
                                                                    21,056,184
                                                                -----------------
Net gain on investments and foreign currencies                      21,249,648
                                                                -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $21,586,007
                                                                -----------------
                                                                -----------------

                                           See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Statement of Changes in Net Assets

                                                   Year           June 30, 1999(a)
                                                   Ended               Through
                                             November 30, 2000    November 30, 1999
-----------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations
   Net investment income/loss                  $     336,359        $    (183,006)
   Net realized gain/loss on investments
      and foreign currency transactions              193,464           (3,104,451)
   Net change in unrealized
      appreciation/depreciation of
      investments                                 21,056,184           (2,908,591)
                                             -----------------    -----------------
   Net increase/decrease in net assets
      resulting from operations                   21,586,007           (6,196,048)
                                             -----------------    -----------------
Fund share transactions (net of share
conversions)
(Note 6)
   Net proceeds from shares sold                  77,143,823          122,605,417
   Cost of shares reacquired                     (45,164,790)         (12,227,111)
                                             -----------------    -----------------
   Net increase in net assets from Fund
      share transactions                          31,979,033          110,378,306
                                             -----------------    -----------------
Total increase                                    53,565,040          104,182,258
NET ASSETS
Beginning of period                              104,182,258                   --
                                             -----------------    -----------------
End of period(b)                               $ 157,747,298        $ 104,182,258
                                             -----------------    -----------------
                                             -----------------    -----------------
------------------------------
(a) Commencement of investment operations.
(b) Includes undistributed net investment
    income of:                                 $     255,495        $          --
                                             -----------------    -----------------

    See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements

      Prudential Sector Funds, Inc. (the 'Company') is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company presently consists of four Portfolios: Prudential Health Sciences Fund, Prudential Technology Fund, Prudential Utility Fund and Prudential Financial Services Fund (the 'Fund'). The financial statements of the other portfolios are not presented herein. Investment operations for the Fund commenced on June 30, 1999.

      The Fund is non-diversified and its investment objective is long-term capital appreciation. It seeks to achieve this objective by investing primarily in equities of companies in the banking and financial services group of industries.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange and NASDAQ
National Market System securities are valued at the last sale price on the exchange or system on which they are traded or, if no sale was reported on that date, at the mean between the last reported bid and asked prices or at the last bid price on such day in the absence of an asked price. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued by an independent pricing agent or principal market maker. Short-term securities which mature in more than 60 days are valued based on current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager and subadviser.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Company's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      All securities are valued as of 4:15 P.M., New York time.

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements Cont'd.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange.

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets, except portfolio securities, and liabilities (other than investments) at period-end exchange rates are reflected as a component of unrealized appreciation or depreciation on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of investments and foreign currencies are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company's expenses are allocated to the respective Funds on the basis of relative net assets except for expenses that are charged directly at a Fund level.

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements Cont'd.

      Net investment income or loss (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each fund in the Company is treated as a separate taxpaying entity. It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Offering and Organization Costs:    The Fund incurred approximately
$53,200 in connection with the organization of the Fund. Organization costs of $2,800 were expensed and offering costs of $50,400 were amortized in the first year of operations.

      Reclassification of Capital Accounts:    The Company accounts for and
reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect for the Fund of applying this statement was to decrease undistributed net investment income by $80,864, decrease accumulated net realized loss on investments by $80,864 for realized foreign currency losses for the period ended November 30, 2000. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Company has a management agreement for the Fund with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Pursuant to a subadvisory agreement between PIFM and The Prudential Investment Corporation ('PIC'), PIC furnished investment advisory services in connection with the management of the Fund from inception date through August 23,

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements Cont'd.

2000. Effective August 24, 2000, PIFM entered into a separate subadvisory agreement with Jennison Associates LLC ('Jennison') under which Jennison provides investment advisory services for the strategically managed segment. PIC continues to provide investment advisory services for the enhanced index portion of the Fund's assets. PIFM pays for the services of PIC and Jennison, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. The change in subadvisory agreements had no impact on the management fee charged to the Fund.

      The management fee paid to PIFM is computed daily and payable monthly at an annual rate of .75 of 1% of the Fund's average daily net assets. PIFM has agreed to waive a portion (.15 of 1% of the Fund's average daily net assets) of its management fee, which amounted to $177,912 ($.012 per share) for the year ended November 30, 2000. The Fund is not required to reimburse PIFM for such waiver. Effective December 1, 2000 PIFM eliminated its management fee waiver.

      The Company has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, Class B and C shares, respectively, for the year ended November 30, 2000.

      PIMS has advised the Fund that it received approximately $213,900 and $157,500 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended November 30, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended November 30, 2000, it received approximately $325,100 and $64,700 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

      PIFM, PIC, PIMS and Jennison are wholly owned subsidiaries of The Prudential Insurance Company of America.

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements Cont'd.

      The Company, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the year ended November 30, 2000.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Company's transfer agent. During the year ended November 30, 2000, the Fund incurred fees of approximately $212,900 for the services of PMFS. As of November 30, 2000, approximately $20,900 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

      For the year ended November 30, 2000, Prudential Securities Incorporated ('PSI'), a wholly owned subsidy of the Prudential Insurance Company of America, earned approximately $1,900 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended November 30, 2000, were $126,332,925 and $99,354,750, respectively.

      The federal income tax basis of the Fund's investments at November 30, 2000 was $142,280,296 and, accordingly, net unrealized appreciation for federal income tax purposes was $17,077,570 (gross unrealized appreciation--$25,391,044; gross unrealized depreciation--$8,313,474).

      For federal income tax purposes, the Fund utilized approximately $252,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended November 30, 2000. The Fund had a remaining capital loss carryforward as of November 30, 2000 of approximately $1,767,000 which expires in 2007. Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements Cont'd.

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of November 30, 2000, the Fund had a .88% undivided interest in the joint account. The undivided interest for the Fund represented $7,721,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

      ABN AMRO Incorporated, 6.49%, in the principal amount of $140,000,000, repurchase price $140,025,239, due 12/1/00. The value of the collateral including accrued interest was $142,800,106.

      Bear, Stearns & Co. Inc., 6.49%, in the principal amount of $150,000,000, repurchase price $150,027,041, due 12/1/00. The value of the collateral including accrued interest was $154,187,553.

      Chase Securities Inc., 6.49%, in the principal amount of $170,000,000, repurchase price $170,030,647, due 12/1/00. The value of the collateral including accrued interest was $173,403,728.

      Credit Suisse First Boston Corp., 6.54%, in the principal amount of $50,000,000, repurchase price $50,009,083, due 12/1/00. The value of the collateral including accrued interest was $51,721,692.

      Deutsche Bank Alex. Brown, 6.53%, in the principal amount of $115,305,000, repurchase price $115,325,915, due 12/1/00. The value of the collateral including accrued interest was $117,611,817.

      UBS Warburg, 6.49%, in the principal amount of $255,000,000, repurchase price $255,045,970, due 12/1/00. The value of the collateral including accrued interest was $260,101,709.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements Cont'd.

      There are 400 million shares of $.01 par value per share common stock divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 100 million authorized shares.

      Transactions in shares of common stock were as follows:

Class A                                                         Shares        Amount
------------------------------------------------------------  ----------    -----------
Year ended November 30, 2000:
Shares sold                                                    1,532,922    $14,673,571
Shares reacquired                                             (1,416,924)   (13,146,321)
                                                              ----------    -----------
Net increase/decrease in shares outstanding before
  conversion                                                     115,998      1,527,250
Shares issued upon conversion and/or exchange from Class B       118,748      1,194,926
                                                              ----------    -----------
Net increase/decrease in shares outstanding                      234,746    $ 2,722,176
                                                              ----------    -----------
                                                              ----------    -----------
June 30, 1999(a) through
  November 30, 1999:
Shares sold                                                    2,858,418    $28,192,142
Shares reacquired                                               (502,545)    (4,744,998)
                                                              ----------    -----------
Net increase/decrease in shares outstanding before
  conversion                                                   2,355,873     23,447,144
Shares issued upon conversion and/or exchange from Class B           920          8,172
                                                              ----------    -----------
Net increase/decrease in shares outstanding                    2,356,793    $23,455,316
                                                              ----------    -----------
                                                              ----------    -----------
Class B
------------------------------------------------------------
Year ended November 30, 2000:
Shares sold                                                    3,643,320    $34,902,776
Shares reacquired                                             (1,801,593)   (16,777,278)
                                                              ----------    -----------
Net increase/decrease in shares outstanding before
  conversion                                                   1,841,727     18,125,498
Shares reacquired upon conversion and/or exchange into Class
  A                                                             (119,587)    (1,194,926)
                                                              ----------    -----------
Net increase/decrease in shares outstanding                    1,722,140    $16,930,572
                                                              ----------    -----------
                                                              ----------    -----------
June 30, 1999(a) through
  November 30, 1999:
Shares sold                                                    5,716,187    $56,000,581
Shares reacquired                                               (327,458)    (3,022,153)
                                                              ----------    -----------
Net increase/decrease in shares outstanding before
  conversion                                                   5,388,729     52,978,428
Shares reacquired upon conversion and/or exchange into Class
  A                                                                 (921)        (8,172)
                                                              ----------    -----------
Net increase/decrease in shares outstanding                    5,387,808    $52,970,256
                                                              ----------    -----------
                                                              ----------    -----------

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements Cont'd.

Class C                                                         Shares        Amount
------------------------------------------------------------  ----------    -----------
Year ended November 30, 2000:
Shares sold                                                    1,952,681    $18,766,546
Shares reacquired                                             (1,111,471)   (10,197,497)
                                                              ----------    -----------
Net increase/decrease in shares outstanding                      841,210    $ 8,569,049
                                                              ----------    -----------
                                                              ----------    -----------
June 30, 1999(a) through
  November 30, 1999:
Shares sold                                                    3,189,081    $31,470,302
Shares reacquired                                               (300,806)    (2,814,482)
                                                              ----------    -----------
Net increase/decrease in shares outstanding                    2,888,275    $28,655,820
                                                              ----------    -----------
                                                              ----------    -----------
Class Z
------------------------------------------------------------
Year ended November 30, 2000:
Shares sold                                                      863,383    $ 8,800,930
Shares reacquired                                               (516,392)    (5,043,694)
                                                              ----------    -----------
Net increase/decrease in shares outstanding                      346,991    $ 3,757,236
                                                              ----------    -----------
                                                              ----------    -----------
June 30, 1999(a) through
  November 30, 1999:
Shares sold                                                      703,918    $ 6,942,392
Shares reacquired                                               (176,192)    (1,645,478)
                                                              ----------    -----------
Net increase/decrease in shares outstanding                      527,726    $ 5,296,914
                                                              ----------    -----------
                                                              ----------    -----------
------------------------------
(a) Commencement of investment operations.

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Financial Highlights

                                                                 Class A
                                                ------------------------------------------
                                                                          June 30,1999(c)
                                                     Year Ended               Through
                                                November 30, 2000(f)     November 30, 1999
------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                  $   9.36                $ 10.00
                                                      --------               --------
Income from investment operations
Net investment income(d)                                   .08                     --(b)
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions                                           1.67                   (.64)
                                                      --------               --------
   Total from investment operations                       1.75                   (.64)
                                                      --------               --------
Net asset value, end of period                        $  11.11                $  9.36
                                                      --------               --------
                                                      --------               --------
TOTAL RETURN(a)                                          18.80%                 (6.40)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                       $ 28,801                $22,050
Average net assets (000)                              $ 22,614                $21,235
Ratios to average net assets:(d)
   Expenses, including distribution and
      service (12b-1) fees                                1.33%                  1.58%(e)
   Expenses, excluding distribution and
      service (12b-1) fees                                1.08%                  1.33%(e)
   Net investment income                                   .83%                   .09%(e)
For Class A, B, C and Z shares:
   Portfolio turnover rate                                  85%                    39%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b) Less than $.005 per share.
(c) Commencement of investment operations.
(d) Net of management fee waiver.
(e) Annualized.
(f) Based on average shares outstanding during the year.
                                           See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Financial Highlights Cont'd.

                                                                 Class B
                                                ------------------------------------------
                                                                          June 30,1999(b)
                                                     Year Ended               Through
                                                November 30, 2000(e)     November 30, 1999
------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                  $   9.33                $ 10.00
                                                      --------               --------
Income from investment operations
Net investment income (loss)(c)                            .01                   (.02)
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions                                           1.66                   (.65)
                                                      --------               --------
   Total from investment operations                       1.67                   (.67)
                                                      --------               --------
Net asset value, end of period                        $  11.00                $  9.33
                                                      --------               --------
                                                      --------               --------
TOTAL RETURN(a)                                          17.90%                 (6.70)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                       $ 78,182                $50,252
Average net assets (000)                              $ 59,442                $44,194
Ratios to average net assets:(c)
   Expenses, including distribution and
      service (12b-1) fees                                2.08%                  2.33%(d)
   Expenses, excluding distribution and
      service (12b-1) fees                                1.08%                  1.33%(d)
   Net investment income/(loss)                            .09%                  (.69)%(d)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b) Commencement of investment operations.
(c) Net of management fee waiver.
(d) Annualized.
(e) Based on average shares outstanding during the year.
    See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Financial Highlights Cont'd.

                                                                 Class C
                                                ------------------------------------------
                                                                          June 30,1999(b)
                                                     Year Ended               Through
                                                November 30, 2000(e)     November 30, 1999
------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                  $   9.33                $ 10.00
                                                      --------               --------
Income from investment operations
Net investment income (loss)(c)                            .01                   (.02)
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions                                           1.66                   (.65)
                                                      --------               --------
   Total from investment operations                       1.67                   (.67)
                                                      --------               --------
Net asset value, end of period                        $  11.00                $  9.33
                                                      --------               --------
                                                      --------               --------
TOTAL RETURN(a)                                          17.90%                 (6.70)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                       $ 41,011                $26,939
Average net assets (000)                              $ 30,639                $25,325
Ratios to average net assets:(c)
   Expenses, including distribution and
      service (12b-1) fees                                2.08%                  2.33%(d)
   Expenses, excluding distribution and
      service (12b-1) fees                                1.08%                  1.33%(d)
   Net investment income/(loss)                            .09%                  (.66)%(d)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b) Commencement of investment operations.
(c) Net of management fee waiver.
(d) Annualized.
(e) Based on average shares outstanding during the year.
                                           See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Financial Highlights Cont'd.

                                                                 Class Z
                                                ------------------------------------------
                                                                          June 30,1999(b)
                                                     Year Ended               Through
                                                November 30, 2000(e)     November 30, 1999
------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                   $ 9.36                 $ 10.00
                                                      -------                 -------
Income from investment operations
Net investment income(c)                                  .11                     .01
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions                                          1.68                    (.65)
                                                      -------                 -------
   Total from investment operations                      1.79                    (.64)
                                                      -------                 -------
Net asset value, end of period                         $11.15                 $  9.36
                                                      -------                 -------
                                                      -------                 -------
TOTAL RETURN(a)                                         19.10%                  (6.40)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                        $9,753                 $ 4,941
Average net assets (000)                               $5,913                 $ 4,972
Ratios to average net assets:(c)
   Expenses, including distribution and
      service (12b-1) fees                               1.08%                   1.33%(d)
   Expenses, excluding distribution and
      service (12b-1) fees                               1.08%                   1.33%(d)
   Net investment income/(loss)                          1.13%                    .35%(d)

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b) Commencement of investment operations.
(c) Net of management fee waiver.
(d) Annualized.
(e) Based on average shares outstanding during the year.
    See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Report of Independent Accountants

To the Shareholders and Board of Directors of Prudential Sector Funds, Inc.--Prudential Financial Services Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Sector Funds, Inc.--Prudential Financial Services Fund (the 'Fund') at November 30, 2000, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period June 30, 1999 (commencement of operations) through November 30, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
January 17, 2001

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Portfolio of Investments as of November 30, 2000

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  94.6%
Common Stocks  94.2%
-------------------------------------------------------------------------------------
Agricultural Operations  0.8%
     150,700   Monsanto Co.                                         $      3,776,919
-------------------------------------------------------------------------------------
Biotechnology  24.0%
     100,000   3 Dimensional Pharmaceuticals, Inc.(a)                      1,287,500
     268,200   Adolor Corp.(a)                                             5,560,959
      39,700   Alexion Pharmaceuticals, Inc.(a)                            3,327,356
     200,500   Amgen, Inc.(a)                                             12,756,812
      26,000   Applera Corp. - Applied Biosystems Group                    2,148,250
     169,200   Avigen, Inc.(a)                                             5,826,825
     362,600   Aviron(a)                                                  19,217,800
      23,100   Biogen, Inc.(a)                                             1,264,725
       6,000   Biomatrix, Inc.(a)                                            120,750
      24,300   Chiron Corp.(a)                                               993,263
       4,100   Ciphergen Biosystems, Inc.(a)                                  45,100
     125,000   ConjuChem, Inc. (Canada)(a)                                   448,204
      58,800   Dyax Corp.(a)                                               1,381,800
      15,400   Eden Bioscience Corp.(a)                                      537,075
      47,800   Genentech, Inc.(a)                                          3,253,387
      22,100   Genzyme Corp.(a)                                            1,940,656
         700   Gilead Sciences, Inc.(a)                                       57,006
      10,400   IDEC Pharmaceuticals Corp.(a)                               1,810,250
     111,100   Inhale Therapeutic Systems, Inc.(a)                         4,277,350
      60,000   Ista Pharmaceuticals, Inc.(a)                                 660,000
     129,395   MedImmune, Inc.(a)                                          6,882,197
      15,900   Millennium Pharmaceuticals, Inc.(a)                           772,144
     216,700   NPS Pharmaceuticals, Inc.(a)                                8,397,125
     117,500   OSI Pharmaceuticals, Inc.(a)                                6,594,688
         600   Protein Design Labs, Inc.(a)                                   46,350
     339,900   Scios, Inc.(a)                                              6,670,537
      43,800   Serono SA, ADR (Switzerland)(a)                               936,225
       1,054   Serono SA, Class B (Switzerland)                              920,125
      44,500   Transkaryotic Therapies, Inc.(a)                            1,693,781
     457,900   ViroPharma Inc.(a)                                          7,097,450
                                                                    ----------------
                                                                         106,925,690

    See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Drugs/Medical/Dental Distribution  1.0%
      36,300   Cardinal Health, Inc.                                $      3,627,731
      13,800   Dentsply International, Inc.                                  499,388
       5,000   Invacare Corp.                                                137,500
                                                                    ----------------
                                                                           4,264,619
-------------------------------------------------------------------------------------
Healthcare Information Technology  1.5%
     465,400   Allscripts Inc.(a)                                          5,061,225
     103,000   The TriZetto Group, Inc.(a)                                 1,789,625
                                                                    ----------------
                                                                           6,850,850
-------------------------------------------------------------------------------------
Healthcare Management Services  3.7%
      21,100   Aetna, Inc.                                                 1,420,294
     541,800   Caremark Rx, Inc.(a)                                        5,892,075
       9,000   Coventry Health Care, Inc.(a)                                 191,250
      19,600   Express Scripts, Inc., Class A(a)                           1,467,550
      12,500   First Health Group Corp.(a)                                   588,281
      34,500   Health Net, Inc.(a)                                           810,750
      41,100   Humana, Inc.(a)                                               493,200
       5,000   Mid Atlantic Medical Services, Inc.(a)                        106,250
      17,900   Oxford Health Plans, Inc.(a)                                  726,069
      25,400   Pacificare Health Systems, Inc.(a)                            320,675
       9,600   Trigon Healthcare, Inc.(a)                                    688,200
      25,900   UnitedHealth Group, Inc.                                    3,038,394
       8,500   Wellpoint Health Networks, Inc.(a)                            916,406
                                                                    ----------------
                                                                          16,659,394
-------------------------------------------------------------------------------------
Healthcare Providers/Services  2.7%
       7,700   Apria Healthcare Group, Inc.(a)                               180,469
      50,000   Beverly Enterprises, Inc.(a)                                  275,000
      44,500   Covance, Inc.(a)                                              470,031
      36,800   HCA - The Healthcare Co.                                    1,524,900
      40,500   Health Management Associates, Inc., Class A(a)                863,156
     175,600   HEALTHSOUTH Corp.(a)                                        2,447,425
      12,300   Manor Care, Inc.(a)                                           209,100
      25,500   Omnicare, Inc.                                                417,563
      26,200   Pharmaceutical Product Development, Inc.(a)                   959,575
      13,600   Quest Diagnostics, Inc.(a)                                  1,528,300

                                           See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
      27,700   Quorum Health Group, Inc.(a)                         $        405,113
       3,300   Rural/Metro Corp.(a)                                            6,394
      46,200   Tenet Healthcare Corp.(a)                                   1,966,387
       5,600   Universal Health Services, Inc. Class B                       573,650
       7,900   US Oncology, Inc.(a)                                           37,525
                                                                    ----------------
                                                                          11,864,588
-------------------------------------------------------------------------------------
Medical Devices/Equipment/Supplies  6.9%
     182,500   Abbott Laboratories                                        10,048,906
      10,500   Adac Laboratories                                             192,937
     357,000   Aspect Medical Systems, Inc.(a)                             3,079,125
      12,700   Bausch & Lomb, Inc.                                           556,419
      17,700   Baxter International, Inc.                                  1,532,156
       5,700   Beckman Coulter, Inc.                                         436,762
      23,650   Biomet, Inc.                                                  875,050
       1,900   Datascope Corp.                                                62,581
       1,800   Diagnostic Products Corp.                                      81,000
      17,000   Edwards Lifesciences Corp.(a)                                 273,063
      22,500   Guidant Corp.(a)                                            1,213,594
     128,272   Medtronic, Inc.                                             6,830,484
       6,000   Mentor Corp.                                                  109,125
       8,800   MiniMed, Inc.(a)                                              523,600
      30,900   Polymedica Corp.(a)                                           704,906
       2,200   ResMed, Inc.(a)                                                77,138
       4,000   Respironics, Inc.(a)                                           98,250
       4,000   Sola International, Inc.(a)                                    14,500
      11,900   St. Jude Medical, Inc.                                        708,794
      21,500   STERIS Corp.(a)                                               322,500
      14,300   Stryker Corp.                                                 762,369
       3,000   Syncor International Corp.(a)                                  90,000
       2,400   Techne Corp.(a)                                               213,600
       2,000   The Cooper Cos., Inc.                                          65,125
      20,646   Tyco International, Ltd.                                    1,089,076
      40,300   Visx, Inc.(a)                                                 662,431
                                                                    ----------------
                                                                          30,623,491
-------------------------------------------------------------------------------------
Non-Healthcare
       1,656   Kimberly-Clark Corp.                                          115,817

    See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Pharmaceuticals  53.6%
     146,400   Allergan, Inc.                                       $     13,587,750
       8,000   Alpharma, Inc., Class A                                       273,000
      52,500   Alza Corp.(a)                                               2,329,688
     491,200   American Home Products Corp.                               29,533,400
     238,800   Bristol-Myers Squibb Co.                                   16,551,825
       1,099   Elan Corp. PLC, ADR (Ireland)(a)                               59,277
     289,500   Eli Lilly & Co.                                            27,122,531
      47,600   Forest Laboratories, Inc.(a)                                6,449,800
      11,500   ICN Pharmaceuticals, Inc.                                     387,406
      26,100   Ivax Corp.                                                  1,071,927
     170,342   Johnson & Johnson                                          17,034,200
      41,025   King Pharmaceuticals, Inc.(a)                               1,999,969
       4,600   Medicis Pharmaceutical Corp., Class A(a)                      292,100
     281,600   Merck & Co., Inc.                                          26,100,800
      18,100   Mylan Laboratories, Inc.                                      433,269
   1,061,850   Pfizer, Inc.                                               47,053,228
     233,065   Pharmacia Corp.                                            14,216,965
     303,600   Schering-Plough Corp.                                      17,020,575
     185,900   Sepracor, Inc.(a)                                          13,582,319
       3,440   Shire Pharmaceuticals Group PLC, ADR (United
                Kingdom)                                                     156,950
      55,300   Teva Pharmaceutical Industries Ltd., ADR (Israel)           3,635,975
                                                                    ----------------
                                                                         238,892,954
                                                                    ----------------
               Total common stocks (cost $334,753,341)                   419,974,322
                                                                    ----------------
PREFERRED STOCKS  0.4%
     200,000   Geneva Proteomics, Inc. (Switzerland)(a)(b)(c)
                (cost $1,100,000; purchased 7/7/00)                        1,100,000
          48   Third Wave Technologies, Inc.(a)(b)(c)
                (cost $505,618; purchased 7/21/00)                           505,618
                                                                    ----------------
               Total preferred stocks (cost $1,605,618)                    1,605,618
                                                                    ----------------
               Total long-term investments (cost $336,358,959)           421,579,940
                                                                    ----------------

                                           See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Principal
Amount
(000)         Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  2.4%
Commercial Paper  2.3%
$    10,332   American Express Co.
               6.45%, 12/1/00
               (cost $10,332,000)                                  $     10,332,000
-------------------------------------------------------------------------------------
Repurchase Agreement  0.1%
        284   Joint Repurchase Agreement Account,
               6.49%, 12/1/00
               (cost $284,000; Note 5)                                      284,000
-------------------------------------------------------------------------------------
U.S. Government Securities
        200   United States Treasury Bills
               5.98%, 12/28/00
               (cost $199,096)                                              198,706
                                                                   ----------------
              Total short-term investments (cost $10,815,096)            10,814,706
                                                                   ----------------
              Total Investments  97.0%
               (cost $347,174,055; Note 4)                              432,394,646
              Other assets in excess of liabilities  3.0%                13,305,364
                                                                   ----------------
              Net Assets  100%                                     $    445,700,010
                                                                   ----------------
                                                                   ----------------

------------------------------
ADR--American Depository Receipt.
PLC--Public Limited Company.
SA-- Sociedad Anomia (Spanish Corporation) or Societe Anonyme (French
    Corporation).
(a) Non-income producing security.
(b) Fair-valued security.
(c) Indicates a restricted security; the aggregate cost of such securities is $1,605,618. The aggregate value of $1,605,618 is approximately 0.4% of net assets at November 30, 2000.
    See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Statement of Assets and Liabilities

                                                                November 30, 2000
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $347,174,055)                         $ 432,394,646
Foreign currency, at value (cost $446,139)                              448,204
Cash                                                                    174,124
Receivable for investments sold                                      15,219,168
Receivable for Fund shares sold                                       1,725,120
Dividends and interest receivable                                       354,752
Other assets                                                              2,021
                                                                -----------------
      Total assets                                                  450,318,035
                                                                -----------------
LIABILITIES
Payable for investments purchased                                     2,215,055
Payable for Fund shares repurchased                                   1,689,774
Distribution fees payable                                               279,179
Accrued expenses                                                        217,262
Management fee payable                                                  215,637
Foreign withholding taxes payable                                         1,118
                                                                -----------------
      Total liabilities                                               4,618,025
                                                                -----------------
NET ASSETS                                                        $ 445,700,010
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par                                           $     242,562
   Paid-in capital in excess of par                                 289,690,992
                                                                -----------------
                                                                    289,933,554
   Net investment loss                                                   (1,118)
   Accumulated net realized gain on investments and foreign
      currency transactions                                          70,548,024
   Net unrealized appreciation on investments and foreign
      currencies                                                     85,219,550
                                                                -----------------
Net assets, November 30, 2000                                     $ 445,700,010
                                                                -----------------
                                                                -----------------

                                           See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Statement of Assets and Liabilities Cont'd.

                                                                November 30, 2000
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($98,129,069 / 5,300,364 shares of common stock issued
      and outstanding)                                                   $18.51
   Maximum sales charge (5% of offering price)                              .97
                                                                -----------------
   Maximum offering price to public                                      $19.48
                                                                -----------------
                                                                -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($222,772,152 / 12,165,349 shares of common stock
      issued and outstanding)                                            $18.31
                                                                -----------------
                                                                -----------------
Class C:
   Net asset value and redemption price per share
      ($93,697,981 / 5,116,436 shares of common stock issued
      and outstanding)                                                   $18.31
   Sales charge (1% of offering price)                                      .18
                                                                -----------------
   Offering price to public                                              $18.49
                                                                -----------------
                                                                -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($31,100,808 / 1,674,071 shares of common stock
      issued and outstanding)                                            $18.58
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Statement of Operations

                                                                      Year
                                                                      Ended
                                                                November 30, 2000
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)
Income
   Dividends (net of foreign withholding tax of $25,188)          $   2,189,473
   Interest                                                             770,276
                                                                -----------------
      Total income                                                    2,959,749
                                                                -----------------
Expenses
   Management fee                                                     2,275,416
   Distribution fee--Class A                                            149,725
   Distribution fee--Class B                                          1,565,789
   Distribution fee--Class C                                            694,914
   Transfer agent's fees and expenses                                   401,000
   Custodian's fees and expenses                                        147,000
   Registration fees                                                     78,000
   Reports to shareholders                                               75,000
   Audit fee                                                             26,000
   Legal fees and expenses                                               21,000
   Directors' fees                                                       12,000
   Miscellaneous                                                          1,010
                                                                -----------------
      Total expenses                                                  5,446,854
   Less: Management fee waiver (Note 2)                                (455,083)
                                                                -----------------
       Net expenses                                                   4,991,771
                                                                -----------------
Net investment loss                                                  (2,032,022)
                                                                -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                           81,382,547
   Short sales                                                          266,038
   Foreign currency transactions                                         (8,212)
                                                                -----------------
                                                                     81,640,373
                                                                -----------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                       72,088,934
   Foreign currencies                                                    (1,041)
                                                                -----------------
                                                                     72,087,893
                                                                -----------------
Net gain on investments                                             153,728,266
                                                                -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ 151,696,244
                                                                -----------------
                                                                -----------------

                                           See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Statement of Changes in Net Assets

                                                  Year            June 30, 1999(a)
                                                  Ended               Through
                                            November 30, 2000    November 30, 1999
-----------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations
   Net investment loss                        $  (2,032,022)        $   (642,381)
   Net realized gain on investments,
      short sales and foreign currency
      transactions                               81,640,373            1,720,697
   Net increase in unrealized
      appreciation on investments and
      foreign currencies                         72,087,893           13,131,657
                                            -----------------    ------------------
   Net increase in net assets resulting
      from operations                           151,696,244           14,209,973
                                            -----------------    ------------------
Distributions (Note 1):
   Distributions from net realized gains
      Class A                                      (560,664)                  --
      Class B                                    (1,526,461)                  --
      Class C                                      (667,678)                  --
      Class Z                                      (172,194)                  --
                                            -----------------    ------------------
                                                 (2,926,997)                  --
                                            -----------------    ------------------
Fund share transactions (Note 6)
(Net of share conversions)
   Net proceeds from shares sold                205,918,863          180,151,042
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                               2,809,025                   --
   Cost of shares reacquired                    (92,435,645)         (13,722,495)
                                            -----------------    ------------------
   Net increase in net assets from Fund
      share transactions                        116,292,243          166,428,547
                                            -----------------    ------------------
Total increase                                  265,061,490          180,638,520
NET ASSETS
Beginning of period                             180,638,520                   --
                                            -----------------    ------------------
End of period                                 $ 445,700,010         $180,638,520
                                            -----------------    ------------------
                                            -----------------    ------------------
------------------------------
(a) Commencement of investment operations.

    See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements

      Prudential Sector Funds, Inc. (the 'Company') is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company presently consists of four Portfolios: Prudential Financial Services Fund, Prudential Utility Fund, Prudential Technology Fund and Prudential Health Sciences Fund (the 'Fund'). The financial statements of the other Portfolios are not presented herein. Investment operations for the Fund commenced on June 30, 1999. The Fund is non-diversified and its investment objective is long-term capital appreciation which is sought by investing primarily in equity-related securities of U.S. companies engaged in the drug, healthcare, medicine, medical device and biotechnology group of industries.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities listed on a securities exchange and
NASDAQ National Market System securities are valued at the last sale price on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Corporate bonds and U.S. Government securities are valued on the basis of valuations provided by a pricing service or principal market makers. Options traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange, and futures contracts and options thereon are valued at their last sales price as of the close of trading on the applicable commodities exchange. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Company's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements Cont'd.

      All securities are valued as of 4:15 p.m., New York time.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

      Short Sales:    The Fund may sell a security it does not own in
anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The proceeds received from the short sale are maintained as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular security and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements Cont'd.

      Options:    The Fund may either purchase or write options in order to
hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium, and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or a loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written options.

      The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company's expenses are allocated to the respective Funds on the basis of relative net assets except for expenses that are charged directly at a Fund level.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements Cont'd.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each fund in the Company is treated as a separate tax paying entity. It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Offering and Organization Costs:    The Fund incurred approximately
$53,500 in connection with the organization of the Fund. Organization costs of $3,700 were expensed and offering costs of $49,800 were amortized in the first year of operations ending June 2000.

      Reclassification of Capital Accounts:    The Company accounts and reports
distributions to shareholders in accordance with 'Statement of Position 93-2:
Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies'. For the year ended November 30, 2000, the Fund reclassified current net operating losses and redemptions utilitized as distributions for federal income tax purposes by decreasing undistributed net investment loss by $2,030,904, decreasing accumulated net realized gain on investments and foreign currency transactions by $9,470,896 and increasing paid-in capital in excess of par by $7,439,992. Net investment loss, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Company has a management agreement for the Fund with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. PIFM has entered into subadvisory agreements with The Prudential Investment Corporation ('PIC') and Jennison Associates LLC ('Jennison'). Each subadviser furnishes investment advisory services in connection with the management of a portion of the investment portfolio of the Fund. PIFM pays for the services of PIC and Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .75 of 1% of the Fund's average daily net assets.

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements Cont'd.

      PIFM has agreed to waive a portion (.15 of 1% of the Fund's average daily net assets) of its management fee, which amounted to $455,083 ($.0188 per share) for the year ended November 30, 2000. The Fund is not required to reimburse PIFM for such waiver.

      The Company has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended November 30, 2000.

      PIMS has advised the Fund that it received approximately $424,500 and $276,900 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the year ended November 30, 2000. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended November 30, 2000, it received approximately $491,800 and $83,600 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIC, PIMS and Jennison are wholly owned subsidiaries of The Prudential Insurance Company of America ('The Prudential').

      The Company, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings are at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the year ended November 30, 2000.

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements Cont'd.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Company's transfer agent. During the year ended November 30, 2000, the Fund incurred fees of approximately $357,000 for the services of PMFS. As of November 30, 2000, approximately $40,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended November 30, 2000 were $502,211,350 and $404,470,148, respectively.

      The federal income tax basis of the Fund's investments at November 30, 2000 was $350,724,622 and, accordingly, net unrealized appreciation for federal income tax purposes was $81,670,024 (gross unrealized appreciation--$91,884,473; gross unrealized depreciation--$10,214,449).

Note 5. Joint Repurchase Agreement Account
The Company, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of November 30, 2000, the Fund had a .03% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represents $284,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

      ABN AMRO Incorporated, 6.49%, in the principal amount of $140,000,000, repurchase price $140,025,239, due 12/1/00. The value of the collateral including accrued interest was $142,800,106.

      Bear, Stearns & Co. Inc., 6.49%, in the principal amount of $150,000,000, repurchase price $150,027,041, due 12/1/00. The value of the collateral including accrued interest was $154,187,553.

      Chase Securities Inc., 6.49%, in the principal amount of $170,000,000, repurchase price $170,030,647, due 12/1/00. The value of the collateral including accrued interest was $173,403,728.

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements Cont'd.

      Credit Suisse First Boston Corp., 6.54%, in the principal amount of $50,000,000, repurchase price $50,009,083, due 12/1/00. The value of the collateral including accrued interest was $51,721,692.

      Deutsche Bank Alex Brown, 6.53%, in the principal amount of $115,305,000, repurchase price $115,325,915, due 12/1/00. The value of the collateral including accrued interest was $117,611,817.

      UBS Warburg, 6.49%, in the principal amount of $255,000,000, repurchase price $255,045,970, due 12/1/00. The value of the collateral including accrued interest was $260,101,709.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales charge and are offered exclusively for sale to a limited group of investors.

      There are 400 million shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 100 million authorized shares.

      Transactions in shares of common stock were as follows:

Class A                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended November 30, 2000:
Shares sold                                                    3,470,317    $ 54,138,804
Shares issued in reinvestment of distributions                    38,339         532,140
Shares reacquired                                             (1,896,199)    (27,596,099)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   1,612,457      27,074,845
Shares issued upon conversion from Class B                       315,058       4,790,652
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                  1,927,515    $ 31,865,497
                                                              ----------    ------------
                                                              ----------    ------------
June 30, 1999(a) through
  November 30, 1999:
Shares sold                                                    3,887,815    $ 38,863,218
Shares reacquired                                               (517,941)     (5,221,019)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   3,369,874      33,642,199
Shares issued upon conversion from Class B                         2,975          30,317
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                  3,372,849    $ 33,672,516
                                                              ----------    ------------
                                                              ----------    ------------
------------------------------
(a) Commencement of investment operations.

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements Cont'd.

Class B                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended November 30, 2000:
Shares sold                                                    6,440,795    $ 95,004,047
Shares issued in reinvestment of distributions                   105,423       1,453,777
Shares reacquired                                             (2,287,146)    (34,219,402)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   4,259,072      62,238,422
Shares reacquired upon conversion into Class A                  (317,396)     (4,790,652)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                  3,941,676    $ 57,447,770
                                                              ----------    ------------
                                                              ----------    ------------
June 30, 1999(a) through
  November 30, 1999:
Shares sold                                                    8,576,932    $ 85,677,986
Shares reacquired                                               (350,278)     (3,570,092)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   8,226,654      82,107,894
Shares reacquired upon conversion into Class A                    (2,981)        (30,317)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                  8,223,673    $ 82,077,577
                                                              ----------    ------------
                                                              ----------    ------------
Class C
------------------------------------------------------------
Year ended November 30, 2000:
Shares sold                                                    2,146,959    $ 31,804,891
Shares issued in reinvestment of distributions                    47,409         653,773
Shares reacquired                                             (1,376,343)    (19,937,208)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    818,025    $ 12,521,456
                                                              ----------    ------------
                                                              ----------    ------------
June 30, 1999(a) through
  November 30, 1999:
Shares sold                                                    4,638,743    $ 46,390,371
Shares reacquired                                               (340,332)     (3,446,453)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                  4,298,411    $ 42,943,918
                                                              ----------    ------------
                                                              ----------    ------------
Class Z
------------------------------------------------------------
Year ended November 30, 2000:
Shares sold                                                    1,591,722    $ 24,971,121
Shares issued in reinvestment of distributions                    12,165         169,335
Shares reacquired                                               (700,195)    (10,682,936)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    903,692    $ 14,457,520
                                                              ----------    ------------
                                                              ----------    ------------
June 30, 1999(a) through
  November 30, 1999:
Shares sold                                                      917,727    $  9,219,467
Shares reacquired                                               (147,348)     (1,484,931)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    770,379    $  7,734,536
                                                              ----------    ------------
                                                              ----------    ------------

------------------------------
(a) Commencement of investment operations.

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Financial Highlights

                                                             Class A
                                             ---------------------------------------
                                                   Year            June 30, 1999(b)
                                                   Ended                Through
                                             November 30, 2000     November 30, 1999
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period              $ 10.86               $ 10.00
                                                 --------              --------
Income from investment operations
Net investment loss(d)                               (.01)                 (.02)
Net realized and unrealized gain on
   investments and foreign currency
   transactions                                      7.81                   .88
                                                 --------              --------
      Total from investment operations               7.80                   .86
                                                 --------              --------
Less distributions:
Distributions from net realized gains                (.15)                   --
                                                 --------              --------
Net asset value, end of period                    $ 18.51               $ 10.86
                                                 --------              --------
                                                 --------              --------
TOTAL RETURN(a):                                    72.32%                 8.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                   $98,129               $36,646
Average net assets (000)                          $59,890               $32,032
Ratios to average net assets(d):
   Expenses, including distribution and
      service (12b-1) fees                           1.10%                 1.59%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                            .85%                 1.34%(c)
   Net investment loss                               (.13)%                (.43)%(c)
For Class A, B, C and Z shares:
Portfolio turnover rate                               138%                   61%

------------------------------
(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
                                           See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Financial Highlights Cont'd.

                                                             Class B
                                             ---------------------------------------
                                                   Year            June 30, 1999(b)
                                                   Ended                Through
                                             November 30, 2000     November 30, 1999
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period             $   10.83              $ 10.00
                                             -----------------         --------
Income from investment operations
Net investment loss(d)                                (.11)                (.05)
Net realized and unrealized gain on
   investments and foreign currency
   transactions                                       7.74                  .88
                                             -----------------         --------
      Total from investment operations                7.63                  .83
                                             -----------------         --------
Less distributions:
Distributions from net realized gains                 (.15)                  --
                                             -----------------         --------
Net asset value, end of period                   $   18.31              $ 10.83
                                             -----------------         --------
                                             -----------------         --------
TOTAL RETURN(a):                                     70.85%                8.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                  $ 222,772              $89,061
Average net assets (000)                         $ 156,579              $74,448
Ratios to average net assets(d):
   Expenses, including distribution and
      service (12b-1) fees                            1.85%                2.34%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                             .85%                1.34%(c)
   Net investment loss                                (.87)%              (1.20)%(c)

------------------------------
(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
    See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Financial Highlights Cont'd.

                                                             Class C
                                             ---------------------------------------
                                                   Year            June 30, 1999(b)
                                                   Ended                Through
                                             November 30, 2000     November 30, 1999
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period              $ 10.83               $ 10.00
                                                 --------              --------
Income from investment operations
Net investment loss(d)                               (.12)                 (.05)
Net realized and unrealized gain on
   investments and foreign currency
   transactions                                      7.75                   .88
                                                 --------              --------
      Total from investment operations               7.63                   .83
                                                 --------              --------
Less distributions:
Distributions from net realized gains                (.15)                   --
                                                 --------              --------
Net asset value, end of period                    $ 18.31               $ 10.83
                                                 --------              --------
                                                 --------              --------
TOTAL RETURN(a):                                    70.85%                 8.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                   $93,698               $46,551
Average net assets (000)                          $69,491               $41,090
Ratios to average net assets(d):
   Expenses, including distribution and
      service (12b-1) fees                           1.85%                 2.34%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                            .85%                 1.34%(c)
   Net investment loss                               (.87)%               (1.18)%(c)

------------------------------
(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
                                           See Notes to Financial Statements

Prudential Sector Funds, Inc.                    Prudential Health Sciences Fund

Financial Highlights Cont'd.

                                                             CLASS Z
                                             ---------------------------------------
                                                   YEAR            JUNE 30, 1999(b)
                                                   ENDED                THROUGH
                                             NOVEMBER 30, 2000     NOVEMBER 30, 1999
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period              $ 10.88               $ 10.00
                                                 --------              --------
Income from investment operations
Net investment income (loss)(d)                       .01                  (.01)
Net realized and unrealized gain on
   investments and foreign currency
   transactions                                      7.84                   .89
                                                 --------              --------
      Total from investment operations               7.85                   .88
                                                 --------              --------
Less distributions:
Distributions from net realized gains                (.15)                   --
                                                 --------              --------
Net asset value, end of period                    $ 18.58               $ 10.88
                                                 --------              --------
                                                 --------              --------
TOTAL RETURN(a):                                    72.55%                 8.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                   $31,101               $ 8,381
Average net assets (000)                          $17,429               $ 6,932
Ratios to average net assets(d):
   Expenses, including distribution and
      service (12b-1) fees                            .85%                 1.34%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                            .85%                 1.34%(c)
   Net investment income (loss)                       .12%                 (.20)%(c)

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.

    See Notes to Financial Statements

Prudential Sector Funds, Inc.                    Prudential Health Sciences Fund

Report of Independent Accountants

To the Shareholders and Board of Directors of Prudential Sector Funds, Inc.--Prudential Health Sciences Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Sector Funds, Inc.--Prudential Health Sciences Fund (the 'Fund') at November 30, 2000, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period June 30, 1999 (commencement of operations) through November 30, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
January 17, 2001

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of November 30, 2000

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  89.3%
Common Stocks
-------------------------------------------------------------------------------------
Computer Hardware  13.7%
      24,400   Apple Computer, Inc.(a)                              $        402,600
     291,500   Compaq Computer Corp.                                       6,267,250
     154,600   Dell Computer Corp.(a)                                      2,976,050
     237,800   EMC Corp.(a)                                               17,686,375
      16,100   Gateway, Inc.(a)                                              305,900
     187,700   Hewlett-Packard Co.                                         5,936,013
     133,000   International Business Machines Corp.                      12,435,500
       5,500   Lexmark International Group, Inc.(a)                          253,000
       7,000   Mercury Computer Systems, Inc.(a)                             218,313
       8,900   Quantum Corp. - DLT & Storage Systems(a)                      120,150
      26,000   SanDisk Corp.(a)                                            1,035,125
      14,900   Seagate Technology, Inc.(a)                                   737,550
       5,200   Storage Technology Corp.(a)                                    47,450
     148,900   Sun Microsystems, Inc.(a)                                  11,325,706
      43,000   Xerox Corp.                                                   298,313
                                                                    ----------------
                                                                          60,045,295
-------------------------------------------------------------------------------------
Computer Services  1.6%
      51,100   ASM Lithography Holding NV(a)                               1,044,356
      21,400   Comdisco, Inc.                                                260,813
       6,500   Computer Sciences Corp.(a)                                    443,219
      14,000   DST Systems, Inc.(a)                                        1,000,125
      34,200   Electronic Data Systems Corp.                               1,810,462
       7,800   Equifax, Inc.                                                 259,350
       3,000   IKON Office Solutions, Inc.                                     9,000
       9,600   InFocus Corp.(a)                                              297,600
       3,000   Jack Henry & Associates, Inc.                                 160,875
       2,300   Kronos, Inc.(a)                                                79,350
       2,900   Mentor Graphics Corp.(a)                                       68,513
       8,600   NCR Corp.(a)                                                  406,350
      12,200   Nova Corp.                                                    232,563
         300   Sapient Corp.(a)                                                5,306

    See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
      15,000   SunGard Data Systems, Inc.(a)                        $        735,937
      16,000   Unisys Corp.(a)                                               195,000
                                                                    ----------------
                                                                           7,008,819
-------------------------------------------------------------------------------------
Computer Software  11.6%
      17,400   Adobe Systems, Inc.                                         1,102,725
       1,400   Autodesk, Inc.                                                 36,138
       4,200   Barra, Inc.(a)                                                240,450
      18,100   Cadence Design Systems, Inc.(a)                               424,219
      22,800   Citrix Systems, Inc.(a)                                       542,925
      30,368   Computer Associates International, Inc.                       793,364
      15,100   Dendrite International, Inc.(a)                               255,756
      50,500   Electronic Arts, Inc.(a)                                    1,802,219
       6,900   Intuit, Inc.(a)                                               314,381
      31,900   Mercury Interactive Corp.(a)                                2,147,269
     369,260   Microsoft Corp.(a)                                         21,186,292
      26,400   Network Associates, Inc.(a)                                   343,200
     402,700   Oracle Corp.(a)                                            10,671,550
      16,500   PeopleSoft, Inc.(a)                                           548,625
      48,200   Rational Software Corp.(a)                                  1,518,300
      27,500   Siebel Systems, Inc.(a)                                     1,921,562
      50,250   VERITAS Software Corp.(a)                                   4,902,516
      51,700   Wind River Systems, Inc.(a)                                 2,068,000
                                                                    ----------------
                                                                          50,819,491
-------------------------------------------------------------------------------------
Data Processing/Management  3.5%
      43,400   Automatic Data Processing, Inc.                             2,864,400
     181,500   CSG Systems International, Inc.(a)                          8,246,906
      30,100   First Data Corp.                                            1,540,744
      20,200   Fiserv, Inc.(a)                                             1,128,675
       3,700   Informix Corp.(a)                                              13,644
      27,650   Paychex, Inc.                                               1,607,156
                                                                    ----------------
                                                                          15,401,525
-------------------------------------------------------------------------------------
Electronics  16.6%
       9,200   Actel Corp.(a)                                                208,725
      29,300   Advanced Micro Devices, Inc.(a)                               446,825

                                           See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
      31,546   Agilent Technologies, Inc.(a)                        $      1,646,307
      13,300   Alpha Industries, Inc.(a)                                     406,481
      18,700   Altera Corp.(a)                                               447,631
      57,500   Analog Devices, Inc.(a)                                     2,853,437
      47,438   Applied Materials, Inc.(a)                                  1,918,274
      50,800   Applied Micro Circuits Corp.(a)                             2,460,625
       9,200   Arrow Electronics, Inc.(a)                                    220,225
      56,400   Atmel Corp.(a)                                                544,612
      11,538   Avnet, Inc.                                                   203,357
       7,400   AXT, Inc.(a)                                                  222,463
      33,300   Broadcom Corp.(a)                                           3,246,750
       4,600   Cabot Microelectronics Corp.(a)                               169,049
       8,300   C-Cube Microsystems, Inc.(a)                                  125,538
      21,200   Celestica, Inc.(a)                                          1,105,050
       5,400   Cirrus Logic, Inc.(a)                                         127,575
         900   Credence Systems Corp.(a)                                      17,213
       7,300   Cypress Semiconductor Corp.(a)                                154,212
      11,600   Dallas Semiconductor Corp.                                    342,925
      19,300   Eastman Kodak Co.                                             810,600
       2,200   General Semiconductor, Inc.(a)                                 18,700
       6,700   Integrated Device Technology, Inc.(a)                         199,744
     521,400   Intel Corp.                                                19,845,787
       3,200   International Rectifier Corp.(a)                               96,800
      41,000   Jabil Circuit, Inc.(a)                                      1,281,250
      22,100   KLA-Tencor Corp.(a)                                           607,750
       5,900   L-3 Communications Holdings, Inc.(a)                          381,288
       4,600   Lam Research Corp.(a)                                          69,000
      21,900   Linear Technology Corp.                                     1,036,144
       2,400   Litton Industries, Inc.(a)                                    145,050
      22,700   LSI Logic Corp.(a)                                            408,600
      19,900   Maxim Integrated Products, Inc.(a)                          1,014,900
         900   Methode Eletronics, Inc., Class A                              18,506
      71,000   Micrel, Inc.(a)                                             2,041,250
      71,500   Microchip Technology, Inc.(a)                               1,671,312
      36,700   Micron Technology, Inc.(a)                                  1,156,050
      17,700   National Semiconductor Corp.(a)                               328,556
      18,000   Novellus Systems, Inc.(a)                                     466,875

    See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
       9,800   Nvidia Corp.(a)                                      $        396,900
       9,700   Pericom Semiconductor Corp.(a)                                151,563
       1,900   Photon Dynamics, Inc.(a)                                       41,800
      77,700   Polaroid Corp.                                                582,750
      11,900   Polycom, Inc.(a)                                              402,369
         300   QLogic Corp.(a)                                                24,281
      25,300   Raytheon Co. (Class B)                                        887,081
      11,800   Sawtek, Inc.(a)                                               606,962
       5,700   Semtech Corp.(a)                                              125,044
      28,600   SmartForce PLC (ADR)(a)                                       916,987
      97,400   Solectron Corp.(a)                                          2,727,200
       9,900   Teradyne, Inc.(a)                                             297,619
     167,669   Texas Instruments, Inc.                                     6,256,150
         800   Transmeta Corp.(a)                                             18,100
      14,500   TranSwitch Corp.(a)                                           395,125
     108,300   TriQuint Semiconductor, Inc.(a)                             3,580,669
      57,600   Vitesse Semiconductor Corp.(a)                              2,484,000
       7,800   Waters Corp.(a)                                               501,637
       5,700   W. W. Grainger, Inc.                                          208,406
      98,600   Xilinx, Inc.(a)                                             3,845,400
                                                                    ----------------
                                                                          72,915,479
-------------------------------------------------------------------------------------
Entertainment  0.6%
      61,500   Gemstar-TV Guide International, Inc.(a)                     2,502,281
       8,700   THQ, Inc.(a)                                                  156,056
                                                                    ----------------
                                                                           2,658,337
-------------------------------------------------------------------------------------
Internet  5.6%
       3,900   Akamai Technologies Inc.(a)                                   112,125
     166,000   America Online, Inc.(a)                                     6,741,260
      53,900   Art Technology Group, Inc.(a)                               1,546,256
       7,800   Avocent Corp.(a)                                              358,800
      43,800   Commerce One, Inc.(a)                                       1,261,988
      79,300   Digex, Inc.(a)                                              1,680,169
       6,000   Great Plains Software, Inc.(a)                                280,875
       9,800   Macromedia, Inc.(a)                                           627,200
       3,900   PC-Tel, Inc.(a)                                                39,244

                                           See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
       6,200   RSA Security, Inc.(a)                                $        266,600
       4,600   Sabre Holdings Corp.(a)                                       164,163
      11,400   Symantec Corp.(a)                                             410,400
      86,300   TMP Worldwide, Inc.(a)                                      5,064,731
      11,200   Verity, Inc.(a)                                               163,100
      52,810   VeriSign, Inc.(a)                                           4,577,967
      36,500   Yahoo!, Inc.(a)                                             1,446,312
                                                                    ----------------
                                                                          24,741,190
-------------------------------------------------------------------------------------
Medical Technology  5.9%
       2,600   Adolor Corp.(a)                                                53,909
      36,900   Andrx Corp.-Applied Biosystems Group(a)                     2,633,161
      30,400   Applera Biosystems Group                                    2,511,800
      92,400   Aviron(a)                                                   4,897,200
      42,100   Bruker Daltonics, Inc.(a)                                     763,063
       5,900   Ciphergen Biosystems, Inc.(a)                                  64,900
      39,400   Human Genome Sciences, Inc.(a)                              2,450,188
      49,100   Millenium Pharmaceuticals, Inc.(a)                          2,384,419
      11,500   NPS Pharmaceuticals, Inc.(a)                                  445,625
      44,200   OSI Pharmaceuticals, Inc.(a)                                2,480,725
      99,400   Sepracor, Inc.(a)                                           7,262,412
                                                                    ----------------
                                                                          25,947,402
-------------------------------------------------------------------------------------
Networking  8.7%
       7,200   3Com Corp.(a)                                                  88,200
       7,600   Anixter International, Inc.(a)                                141,550
      10,300   Cabletron Systems(a)                                          162,225
     623,300   Cisco Systems, Inc.(a)                                     29,840,487
      43,300   Extreme Networks, Inc.(a)                                   2,224,538
      18,000   Foundry Networks, Inc.(a)                                     663,750
      22,300   Juniper Networks, Inc.(a)                                   2,784,712
      20,800   Network Appliance, Inc.(a)                                  1,027,000
      25,300   Sycamore Networks, Inc.(a)                                  1,048,369
                                                                    ----------------
                                                                          37,980,831
-------------------------------------------------------------------------------------
Telecommunications  21.5%
     102,200   ADC Telecommunications, Inc.(a)                             2,063,162
      14,000   Adtran, Inc.(a)                                               489,125

    See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
      27,300   Avanex Corp.(a)                                      $      1,269,450
      17,525   Avaya, Inc.(a)                                                204,823
         200   Audiovox Corp.(a)                                               1,925
       8,900   Aware, Inc.(a)                                                173,550
      71,600   CIENA Corp.(a)                                              5,437,125
     120,900   Comverse Technology, Inc.(a)                               10,420,069
     306,400   Corning, Inc.                                              17,924,400
       2,600   Corvis Corp.(a)                                                74,913
      14,300   DMC Stratex Networks, Inc.(a)                                 188,581
      50,400   Global Crossing Ltd.(a)                                       623,700
     203,700   JDS Uniphase Corp.(a)                                      10,197,731
     199,600   Lucent Technologies, Inc.                                   3,106,275
      10,500   MasTec, Inc.(a)                                               283,500
     357,255   Motorola, Inc.                                              7,167,428
      29,900   Newport Corp.                                               1,704,300
     122,500   Nokia Corp. (ADR)                                           5,236,875
     281,300   Nortel Networks Corp.                                      10,619,075
      73,817   Palm, Inc.(a)                                               2,671,253
       1,700   Plantronics, Inc.(a)                                           66,513
      44,400   QUALCOMM, Inc.(a)                                           3,563,100
      56,050   REMEC, Inc.(a)                                                760,178
      10,000   Scientific-Atlanta, Inc.                                      403,750
      48,500   SignalSoft Corp.(a)                                           418,313
      66,600   Sonus Networks, Inc.(a)                                     1,619,212
      80,800   Tellabs, Inc.(a)                                            4,282,400
      42,600   Vodafone Group Plc                                          1,459,050
      11,900   VoiceStream Wireless Corp.(a)                               1,350,650
                                                                    ----------------
                                                                          93,780,426
                                                                    ----------------
-------------------------------------------------------------------------------------
Utility
       4,500   Orion Power Holdings, Inc.(a)                                  84,938
                                                                    ----------------
               Total long-term investments (cost $487,095,998)           391,383,733
                                                                    ----------------

                                           See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Principal
Amount
(000)         Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT  9.6%
-------------------------------------------------------------------------------------
Repurchase Agreement
$    41,990   Joint Repurchase Agreement Account,
               6.50%, 12/1/00 (cost $41,990,000; Note 5)           $     41,990,000
                                                                   ----------------
              Total Investments  98.9%
               (cost $529,085,998; Note 4)                              433,373,733
              Other assets in excess of liabilities  1.1%                 5,010,875
                                                                   ----------------
              Net Assets  100%                                     $    438,384,608
                                                                   ----------------
                                                                   ----------------

------------------------------
(a) Non-income producing.
ADR--American Depository Receipt.
NV--Naamloze Vennootschaap (Dutch Company).
PLC--Public Liability Company (British Company).
    See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Statement of Assets and Liabilities

                                                                November 30, 2000
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $529,085,998)                         $ 433,373,733
Receivable for investments sold                                      11,652,894
Receivable for Fund shares sold                                       1,143,781
Dividends and interest receivable                                        80,425
Prepaid expenses and other assets                                         3,072
                                                                -----------------
      Total assets                                                  446,253,905
                                                                -----------------
LIABILITIES
Payable to custodian                                                    785,427
Payable for investments purchased                                     4,033,591
Payable for Fund shares reacquired                                    2,179,815
Distribution fee payable                                                329,543
Accrued expenses                                                        286,443
Management fee payable                                                  254,478
                                                                -----------------
      Total liabilities                                               7,869,297
                                                                -----------------
NET ASSETS                                                        $ 438,384,608
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par                                           $     376,738
   Paid-in capital in excess of par                                 503,291,586
                                                                -----------------
                                                                    503,668,324
   Accumulated net realized gain on investments                      30,428,549
   Net unrealized depreciation on investments                       (95,712,265)
                                                                -----------------
Net assets, November 30, 2000                                     $ 438,384,608
                                                                -----------------
                                                                -----------------

                                           See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Statement of Assets and Liabilities Cont'd.

                                                                November 30, 2000
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($107,924,180 / 9,207,848 shares of common stock issued
      and outstanding)                                                   $11.72
   Maximum sales charge (5% of offering price)                              .62
                                                                -----------------
   Maximum offering price to public                                      $12.34
                                                                -----------------
                                                                -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($230,357,293 / 19,855,849 shares of common stock
      issued and outstanding)                                            $11.60
                                                                -----------------
                                                                -----------------
Class C:
   Net asset value and redemption price per share
      ($83,716,888 / 7,216,742 shares of common stock issued
      and outstanding)                                                   $11.60
   Sales charge (1% of offering price)                                      .12
                                                                -----------------
   Offering price to public                                              $11.72
                                                                -----------------
                                                                -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($16,386,247 / 1,393,323 shares of common stock
      issued and outstanding)                                            $11.76
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Statement of Operations

                                                                      Year
                                                                      Ended
                                                                November 30, 2000
---------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Interest                                                       $   1,454,581
   Dividends (net of foreign withholding taxes of $7,496)               525,196
                                                                -----------------
      Total income                                                    1,979,777
                                                                -----------------
Expenses
   Management fee                                                     4,331,355
   Distribution fee--Class A                                            344,684
   Distribution fee--Class B                                          3,066,029
   Distribution fee--Class C                                          1,113,338
   Transfer agent's fees and expenses                                   816,000
   Reports to shareholders                                              163,000
   Custodian's fees and expenses                                        162,000
   Registration fees                                                    130,000
   Legal fees and expenses                                               28,000
   Audit fee                                                             26,000
   Directors' fees                                                       17,000
   Miscellaneous                                                          9,386
                                                                -----------------
      Total expenses                                                 10,206,792
   Less: Management fee waiver                                         (866,271)
                                                                -----------------
      Net expenses                                                    9,340,521
                                                                -----------------
Net investment loss                                                  (7,360,744)
                                                                -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
   Investment transactions                                           45,350,587
   Financial futures contracts                                           31,603
                                                                -----------------
                                                                     45,382,190
Net change in unrealized appreciation (depreciation) of
investments                                                        (158,783,537)
                                                                -----------------
Net loss on investments                                            (113,401,347)
                                                                -----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(120,762,091)
                                                                -----------------
                                                                -----------------

                                           See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Statement of Changes in Net Assets

                                                   Year           June 30, 1999(a)
                                                   Ended               Through
                                             November 30, 2000    November 30, 1999
-----------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations
   Net investment loss                         $  (7,360,744)       $  (1,301,156)
   Net realized gain on investments               45,382,190            9,670,846
   Net change in unrealized appreciation
      (depreciation) of investments             (158,783,537)          63,071,272
                                             -----------------    -----------------
   Net increase (decrease) in net assets
      resulting from operations                 (120,762,091)          71,440,962
                                             -----------------    -----------------
Distributions from net realized capital
gains (Note 1)
   Class A                                          (669,985)          (1,498,101)
   Class B                                        (1,548,000)          (3,542,180)
   Class C                                          (540,111)          (1,538,490)
   Class Z                                          (104,204)            (289,280)
                                             -----------------    -----------------
                                                  (2,862,300)          (6,868,051)
                                             -----------------    -----------------
Fund share transactions (net of share
   conversions) (Note 6)
   Proceeds from shares sold                     433,704,435          260,789,621
   Net asset value of shares issued in
      reinvestment of distributions                9,378,174                   --
   Cost of shares reacquired                    (181,929,885)         (24,506,257)
                                             -----------------    -----------------
   Net increase in net assets from Fund
      share transactions                         261,152,724          236,283,364
                                             -----------------    -----------------
Total increase                                   137,528,333          300,856,275
NET ASSETS
Beginning of period                              300,856,275                   --
                                             -----------------    -----------------
End of period                                  $ 438,384,608        $ 300,856,275
                                             -----------------    -----------------
                                             -----------------    -----------------
---------------
(a) Commencement of investment operations.

    See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements

      Prudential Sector Funds, Inc. (the 'Company') is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company presently consists of four Portfolios: Prudential Financial Services Fund, Prudential Health Sciences Fund, Prudential Utility Fund and Prudential Technology Fund (the 'Fund'). The financial statements of the other Portfolios are not presented herein. Investment operations for the Fund commenced on June 30, 1999. The Fund is non-diversified and its investment objective is to seek long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities of technology companies. Technology companies include companies that will derive a substantial portion of their sales from products or services in technology and technology-related activities.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange and NASDAQ
National Market System securities are valued at the last reported sale price on the exchange or system on which they are traded or, if no sale was reported on that date, at the mean between the last reported bid and asked price or at the bid price on such day in the absence of an asked price. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued by an independent pricing agent or principal market maker. Short-term securities which mature in more than 60 days are valued based on current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager and subadviser.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Company's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      All securities are valued as of 4:15 P.M., New York time.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of investments are

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements Cont'd.

calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes discounts on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company's expenses are allocated to the respective Funds on the basis of relative net assets except for expenses that are charged directly at the Fund levels.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin'. Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial future contracts.

      The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Taxes:    For federal income tax purposes, each fund in the Company is treated as a separate tax paying entity. It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements Cont'd.

to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Offering and Organization Costs:    The Fund incurred approximately
$58,000 in connection with the organization of the Fund. Organization costs of $7,100 were expensed and offering costs of $50,900 were amortized in the first year of operations ending June 2000.

      Reclassification of Capital Accounts:    The Company accounts for and
reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect on the Fund of applying this statement was to decrease undistributed net investment loss by $7,360,744, decrease accumulated net realized gain by $13,831,431 and increasing paid-in capital in excess of par by $6,470,687 for a tax operating loss and redemptions utilized as distributions during the year ended November 30, 2000. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Company has a management agreement for the Fund with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. Pursuant to a subadvisory agreement between PIFM and The Prudential Investment Corporation ('PIC'), PIC furnished investment advisory services in connection with the management of the Fund from inception date through August 23, 2000. Effective August 24, 2000, PIFM entered into a separate subadvisory agreement with Jennison Associates LLC ('Jennison'), under which Jennison provides investment advisory services for the strategically managed segment. PIC continues to provide services for the enhanced index portion of the Fund's assets. PIFM pays for the services of PIC and Jennison, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. The change in subadvisory agreements had no impact on the management fee charged to the Fund.

      The management fee paid PIFM is computed daily and payable monthly at an annual rate of .75% of the Fund's average daily net assets. PIFM agreed to waive a portion (.15 of 1% of the Fund's average daily net assets) of its management fee which amounted to $866,271 ($.023 per share for Class A, B, C and Z shares) for the year

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements Cont'd.

ended November 30, 2000. The Fund is not required to reimburse PIFM for such waiver. Effective December 1, 2000 PIFM eliminated its management fee waiver.

      The Company has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended November 30, 2000.

      PIMS has advised the Fund that it received approximately $964,600 and $484,400 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended November 30, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended November 30, 2000, it received approximately $862,400 and $116,700 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

      PIFM, PIMS, PIC and Jennison are wholly owned subsidiaries of The Prudential Insurance Company of America.

      The Company, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the year ended November 30, 2000.

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements Cont'd.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Company's transfer agent. During the year ended November 30, 2000, the Fund incurred fees of approximately $713,800 for the services of PMFS. As of November 30, 2000, approximately $69,700 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

      For the year ended November 30, 2000, Prudential Securities Incorporated, a wholly owned subsidiary of the Prudential Insurance Company of America, earned approximately $29,600 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended November 30, 2000, were $1,017,895,305 and $812,998,389, respectively.

      The federal income tax basis of the Fund's investments at November 30, 2000 was $539,233,872 and, accordingly, net unrealized depreciation for federal income tax purposes was $105,860,139 (gross unrealized appreciation--$22,733,134; gross unrealized depreciation--$128,593,273).

      The Fund has elected to treat approximately $5,097,503 of net capital losses incurred in the one month period ended November 30, 2000 as having occurred in the following fiscal year.

Note 5. Joint Repurchase Agreement Account
The Company, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of November 30, 2000, the Fund had a 4.77% undivided interest in the joint account. The undivided interest for the Fund represents $41,990,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

      ABN AMRO Incorporated, 6.49%, in the principal amount of $140,000,000, repurchase price $140,025,239, due 12/1/00. The value of the collateral including accrued interest was $142,800,106.

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements Cont'd.

      Bear, Stearns & Co., Inc., 6.49%, in the principal amount of $150,000,000, repurchase price $150,027,041, due 12/1/00. The value of the collateral including accrued interest was $154,187,553.

      Chase Securities, Inc., 6.49%, in the principal amount of $170,000,000, repurchase price $170,030,647, due 12/1/00. The value of the collateral including accrued interest was $173,403,728.

      Credit Suisse First Boston Corp., 6.54%, in the principal amount of $50,000,000, repurchase price $50,009,083, due 12/1/00. The value of the collateral including accrued interest was $51,721,692.

      Deutsche Bank Alex. Brown, 6.53%, in the principal amount of $115,305,000, repurchase price $115,325,915, due 12/1/00. The value of the collateral including accrued interest was $117,611,817.

      UBS Warburg, 6.49%, in the principal amount of $255,000,000, repurchase price $255,045,970, due 12/1/00. The value of the collateral including accrued interest was $260,101,709.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 400 million shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 100 million authorized shares.

      Transactions in shares of common stock were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended November 30, 2000:
Shares sold                                                   7,554,537    $ 127,088,061
Shares reinvestment                                             147,327        2,085,243
Shares reacquired                                            (4,403,181)     (71,819,641)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  3,298,683       57,353,663
Shares issued upon conversion from Class B                      999,231       18,198,478
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 4,297,914    $  75,552,141
                                                            -----------    -------------
                                                            -----------    -------------

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements Cont'd.

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
June 30, 1999(a) through November 30, 1999:
Shares sold                                                   6,084,868    $  64,145,519
Shares reacquired                                            (1,188,102)     (13,262,726)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  4,896,766       50,882,793
Shares issued upon conversion from Class B                       13,168          149,719
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 4,909,934    $  51,032,512
                                                            -----------    -------------
                                                            -----------    -------------
Class B
----------------------------------------------------------
Year ended November 30, 2000:
Shares sold                                                  13,230,377    $ 224,849,200
Shares issued in reinvestment of dividends and
  distributions                                                 345,964        4,876,138
Shares reacquired                                            (4,340,457)     (71,944,119)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  9,235,884      157,781,219
Shares reacquired upon conversion into Class A               (1,006,020)     (18,198,478)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 8,229,864    $ 139,582,741
                                                            -----------    -------------
June 30, 1999(a) through November 30, 1999:
Shares sold                                                  12,089,533    $ 129,326,211
Shares reacquired                                              (450,357)      (5,371,488)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 11,639,176      123,954,723
Shares reacquired upon conversion into Class A                  (13,191)        (149,719)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                11,625,985    $ 123,805,004
                                                            -----------    -------------
                                                            -----------    -------------
Class C
----------------------------------------------------------
Year ended November 30, 2000:
Shares sold                                                   3,685,652    $  62,172,962
Shares issued in reinvestment of dividends and
  distributions                                                 144,323        2,029,705
Shares reacquired                                            (1,564,628)     (26,004,649)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 2,265,347    $  38,198,018
                                                            -----------    -------------
June 30, 1999(a) through November 30, 1999:
Shares sold                                                   5,292,766    $  55,378,868
Shares reacquired                                              (341,371)      (3,851,186)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 4,951,395    $  51,527,682
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Year ended November 30, 2000:
Shares sold                                                   1,148,426    $  19,594,212
Shares issued in reinvestment of dividends and
  distributions                                                  27,368          387,088
Shares reacquired                                              (727,156)     (12,161,476)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   448,638    $   7,819,824
                                                            -----------    -------------
June 30, 1999(a) through November 30, 1999:
Shares sold                                                   1,125,739    $  11,939,023
Shares reacquired                                              (181,054)      (2,020,857)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   944,685    $   9,918,166
                                                            -----------    -------------
                                                            -----------    -------------
---------------
(a) Commencement of investment operations.

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Financial Highlights

                                                                   Class A
                                                   ---------------------------------------
                                                                         June 30, 1999(b)
                                                      Year Ended              Through
                                                   November 30, 2000     November 30, 1999
------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                   $   13.44              $ 10.00
                                                   -----------------         --------
Income from investment operations
Net investment loss(d)                                     (0.11)               (0.04)
Net realized and unrealized gains on
   investment transactions                                 (1.53)                3.80
                                                   -----------------         --------
   Total from investment operations                        (1.64)                3.76
                                                   -----------------         --------
Less distributions
Distributions from net realized gain on
investments                                                (0.08)               (0.32)
                                                   -----------------         --------
Net asset value, end of period                         $   11.72              $ 13.44
                                                   -----------------         --------
                                                   -----------------         --------
TOTAL RETURN(a)                                           (12.39)%              37.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                        $ 107,924              $65,991
Average net assets (000)                               $ 137,874              $46,443
Ratios to average net assets(d):
   Expenses, including distribution and
      service (12b-1) fees                                  1.08%                1.47%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                                  0.83%                1.22%(c)
   Net investment loss                                     (0.74)%              (1.00)%(c)
For Class A, B, C and Z shares:
   Portfolio turnover rate                                   151%                  38%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
    See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Financial Highlights Cont'd.

                                                                   Class B
                                                   ---------------------------------------
                                                                         June 30, 1999(b)
                                                      Year Ended              Through
                                                   November 30, 2000     November 30, 1999
------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                   $   13.40             $   10.00
                                                   -----------------     -----------------
Income from investment operations
Net investment loss(d)                                     (0.23)                (0.06)
Net realized and unrealized gains on
   investment transactions                                 (1.49)                 3.78
                                                   -----------------     -----------------
   Total from investment operations                        (1.72)                 3.72
                                                   -----------------     -----------------
Less distributions
Distributions from net realized gain on
investments                                                (0.08)                (0.32)
                                                   -----------------     -----------------
Net asset value, end of period                         $   11.60             $   13.40
                                                   -----------------     -----------------
                                                   -----------------     -----------------
TOTAL RETURN(a)                                           (13.03)%               37.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                        $ 230,357             $ 155,801
Average net assets (000)                               $ 306,603             $  97,787
Ratios to average net assets(d):
   Expenses, including distribution and
      service (12b-1) fees                                  1.83%                 2.22%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                                  0.83%                 1.22%(c)
   Net investment loss                                     (1.49)%               (1.75)%(c)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
                                           See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Financial Highlights Cont'd.

                                                                   Class C
                                                   ---------------------------------------
                                                                         June 30, 1999(b)
                                                      Year Ended              Through
                                                   November 30, 2000     November 30, 1999
------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                   $   13.40              $ 10.00
                                                   -----------------         --------        ---
Income from investment operations
Net investment loss(d)                                     (0.23)               (0.07)
Net realized and unrealized gains on
   investment transactions                                 (1.49)                3.79
                                                   -----------------         --------
   Total from investment operations                        (1.72)                3.72
                                                   -----------------         --------
Less distributions
Distributions from net realized gain on
investments                                                (0.08)               (0.32)
                                                   -----------------         --------
Net asset value, end of period                         $   11.60              $ 13.40
                                                   -----------------         --------
                                                   -----------------         --------
TOTAL RETURN(a)                                           (13.03)%              37.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                        $  83,717              $66,353
Average net assets (000)                               $ 111,334              $46,510
Ratios to average net assets(d):
   Expenses, including distribution and
      service (12b-1) fees                                  1.83%                2.22%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                                  0.83%                1.22%(c)
   Net investment loss                                     (1.49)%              (1.75)%(c)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
    See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Financial Highlights Cont'd.

                                                                   Class Z
                                                   ---------------------------------------
                                                                         June 30, 1999(b)
                                                      Year Ended              Through
                                                   November 30, 2000     November 30, 1999
------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                    $ 13.46               $ 10.00
                                                       --------              --------
Income from investment operations
Net investment loss(d)                                    (0.08)                (0.03)
Net realized and unrealized gains on
   investment transactions                                (1.54)                 3.81
                                                       --------              --------
   Total from investment operations                       (1.62)                 3.78
                                                       --------              --------
Less distributions
Distributions from net realized gain on
investments                                               (0.08)                (0.32)
                                                       --------              --------
Net asset value, end of period                          $ 11.76               $ 13.46
                                                       --------              --------
                                                       --------              --------
TOTAL RETURN(a)                                          (12.23)%               37.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                         $16,386               $12,711
Average net assets (000)                                $21,704               $ 8,743
Ratios to average net assets(d):
   Expenses, including distribution and
      service (12b-1) fees                                 0.83%                 1.22%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                                 0.83%                 1.22%(c)
   Net investment loss                                     (.49)%                (.75)%(c)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
                                           See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Report of Independent Accountants

To the Shareholders and Board of Directors of Prudential Sector Funds, Inc.--Prudential Technology Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Sector Funds, Inc.--Prudential Technology Fund (the 'Fund') at November 30, 2000, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period June 30, 1999 (commencement of operations) through November 30, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
January 17, 2001

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Portfolio of Investments as of November 30, 2000

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.5%
Common Stocks  96.5%
-------------------------------------------------------------------------------------
Business Services  1.2%
   1,261,900   Convergys Corp.(a)(b)                                $     53,078,669
-------------------------------------------------------------------------------------
Coal  0.7%
     875,800   Fluor Corp.                                                31,966,700
-------------------------------------------------------------------------------------
Electrical Power  47.3%
   2,065,200   Allegheny Energy, Inc.                                     86,222,100
   1,609,100   Avista Corp.                                               32,885,981
     750,000   Calpine Corp.(a)(b)                                        26,625,000
   2,513,085   Cinergy Corp.                                              80,261,652
     975,400   Cleco Corp.                                                45,660,913
   3,609,000   CMS Energy Corp.(b)                                       100,375,312
   1,971,600   Constellation Energy Group                                 80,219,475
   2,815,400   DPL, Inc.                                                  86,221,625
     988,600   Edison International                                       22,676,013
   4,403,500   Energy East Corp.                                          89,170,875
   2,117,900   Entergy Corp.                                              87,098,637
   3,115,075   Exelon Corp.                                              206,373,719
     886,000   FirstEnergy Corp.                                          26,137,000
     645,300   FPL Group, Inc.(b)                                         42,751,125
   2,031,300   GPU, Inc.                                                  71,476,369
     700,000   H Power Corp.(a)(b)                                         3,806,250
   9,581,599   Innogy Holdings PLC (United Kingdom)                       25,271,893
   9,581,599   International Power PLC (United Kingdom)(a)                35,107,440
   1,800,000   Korea Electric Power Corp. (ADR) (Korea)(b)                18,000,000
   5,345,500   Niagara Mohawk Holdings, Inc.                              87,866,656
   5,670,836   NiSource, Inc.                                            145,669,600
   6,367,300   Northeast Utilities                                       137,294,906
   1,144,905   NSTAR                                                      45,152,191
     801,500   Orion Power Holdings, Inc.(a)(b)                           15,128,313
   1,839,900   PG&E Corp.                                                 50,482,256
   2,032,300   Pinnacle West Capital Corp.                                94,628,969
   2,505,600   Public Service Co. of New Mexico                           60,604,200
   1,105,600   Public Service Enterprise Group, Inc.                      47,264,400

    See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
   1,973,200   Puget Sound Energy, Inc.(b)                          $     51,673,175
   9,027,967   ScottishPower PLC (United Kingdom)                         67,831,063
   2,904,440   Sierra Pacific Resources                                   45,926,457
   1,642,500   Southern Co.                                               51,841,406
   1,760,140   Unisource Energy Corp.                                     25,852,056
     965,100   Western Resources, Inc.                                    22,076,663
                                                                    ----------------
                                                                       2,115,633,690
-------------------------------------------------------------------------------------
Gas Distribution  4.1%
     686,500   Energen Corp.                                              19,608,156
   1,971,592   KeySpan Corp.                                              75,166,945
   1,472,000   MCN Energy Group, Inc.                                     40,204,000
     794,300   NICOR, Inc.                                                30,630,194
     610,800   WGL Holdings, Inc.                                         16,911,525
                                                                    ----------------
                                                                         182,520,820
-------------------------------------------------------------------------------------
Gas Pipelines  17.0%
   2,298,900   Dynegy, Inc.                                              101,726,325
   1,581,500   El Paso Energy Corp.(b)                                    94,988,844
   1,821,700   Equitable Resources, Inc.                                 101,559,775
   3,039,950   Kinder Morgan, Inc.(b)                                    125,967,928
   9,135,460   Lattice Group PLC (United Kingdom)(a)                      19,406,389
     677,500   National Fuel Gas Co.                                      38,575,156
   4,285,800   Questar Corp.                                             119,466,675
   1,446,300   Western Gas Resources, Inc.                                35,163,169
   3,471,022   Williams Companies, Inc.                                  122,787,403
                                                                    ----------------
                                                                         759,641,664
-------------------------------------------------------------------------------------
Oil & Gas Exploration/Production  8.2%
     955,500   Anadarko Petroleum Corp.(b)                                56,852,250
   2,127,092   BG Group PLC (ADR) (United Kingdom)(b)                     44,535,989
   1,982,850   Coastal Corp.                                             145,243,762
   1,100,000   Devon Energy Corp.(b)                                      54,175,000
   1,607,310   EEX Corp.                                                   5,424,671
     632,600   Kerr-McGee Corp.(b)                                        38,469,988
   1,484,300   Pioneer Natural Resources Co.                              21,522,350
                                                                    ----------------
                                                                         366,224,010

                                           See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Real Estate Investment Trust  0.9%
   1,774,900   Crescent Real Estate Equities Co.                    $     39,491,525
-------------------------------------------------------------------------------------
Telecommunications  16.6%
     728,100   ALLTEL Corp.                                               44,596,125
   3,265,000   Asia Global Crossing Ltd.(a)                               14,692,500
   2,273,500   AT&T Corp.                                                 44,617,437
     890,600   BellSouth Corp.                                            37,238,213
   2,188,200   CenturyTel, Inc.                                           76,997,287
     431,720   E.On AG (Germany)                                          24,465,687
   5,184,400   Global Crossing Ltd.(a)(b)                                 64,156,950
   1,334,400   Millicom International Cellular SA
                (Luxembourg)(a)(b)                                        30,024,000
   1,784,200   Nextel Communications, Inc.(a)(b)                          55,310,200
   1,359,481   Qwest Communications International, Inc.(a)                51,320,408
   1,438,450   SBC Communications, Inc.                                   79,024,847
     961,800   Telefonos de Mexico, SA (ADR) (Mexico)(b)                  45,084,375
   1,587,138   Verizon Communications, Inc.(b)                            89,177,316
     923,100   Vodafone Group PLC (ADR) (United Kingdom)(b)               31,616,175
   3,617,800   WorldCom, Inc.(a)                                          54,040,887
                                                                    ----------------
                                                                         742,362,407
-------------------------------------------------------------------------------------
Water Utilities  0.5%
   3,453,200   Azurix Corp.(a)                                            20,719,200
                                                                    ----------------
               Total common stocks (cost $3,009,482,311)               4,311,638,685
Preferred Stocks  0.9%
-------------------------------------------------------------------------------------
Gas Pipelines
     705,700   Kinder Morgan, Inc. (cost $30,345,100)                     38,813,500
                                                                    ----------------

    See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Principal
Amount
(000)         Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
Bonds  0.1%
-------------------------------------------------------------------------------------
Electrical Power
$     5,000   Texas Utilities Electric Co.,
               9.75%, 5/1/21 (cost $5,000,000)                     $      5,276,900
                                                                   ----------------
              Total long-term investments (cost $3,044,827,411)       4,355,729,085
                                                                   ----------------
SHORT-TERM INVESTMENTS  10.3%
-------------------------------------------------------------------------------------
Commercial Paper  7.8%
              El Paso Natural Gas Co.(c)
      1,042   6.75%, 12/1/00                                              1,042,000
     29,505   6.72%, 12/7/00                                             29,471,954
      4,575   6.80%, 12/19/00                                             4,559,445
     13,830   Peco Energy Co.(c)
               7.05%, 12/1/00                                            13,830,000
     20,000   Aon Corp.(c)
               6.63%, 12/1/00                                            20,000,000
     47,195   Edison Asset Securitization, LLC(c)
               6.57%, 12/1/00                                            47,195,000
      3,697   Societe Generale(c)
               6.59%, 12/1/00                                             3,697,677
     17,000   Public Service Electric & Gas(c)
               6.84%, 12/6/00                                            17,006,460
              Tennessee Gas Pipeline(c)
     29,680   6.72%, 12/6/00                                             29,652,299
     15,500   6.78%, 12/13/00                                            15,464,970
     34,000   Infinity Broadcasting(c)
               6.77%, 12/7/00                                            33,961,637
     38,256   Variable Funding Capital Corp.(c)
               6.52%, 12/8/00                                            38,207,500
              Sears Roebuck Acceptance Corp.(c)
     15,000   6.90%, 12/13/00                                            14,965,500
     10,000   6.75%, 12/18/00                                             9,968,125
      5,000   6.83%, 12/19/00                                             4,982,925
     10,000   6.80%, 12/20/00                                             9,964,111

                                           See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Principal
Amount
(000)         Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
$    13,000   Viacom, Inc.(c)
               6.83%, 12/15/00                                     $     12,965,471
     10,000   Falcon Asset Securitization Corp.(c)
               6.51%, 12/19/00                                            9,967,450
     10,000   Philips Petroleum(c)
               6.79%, 12/19/00                                            9,966,050
     20,990   Bombardier Capital, Inc.(c)
               6.80%, 12/21/00                                           20,910,704
                                                                   ----------------
              Total commercial paper (cost $347,779,278)                347,779,278
                                                                   ----------------
-------------------------------------------------------------------------------------
Repurchase Agreement  2.5%
    111,972   Joint Repurchase Agreement Account,
               6.50%, 12/1/00 (cost $111,972,000)                       111,972,000
                                                                   ----------------
              Total short-term investments (cost $459,751,278)          459,751,278
                                                                   ----------------
              Total Investments  107.8%
               (cost $3,504,578,689)                                  4,815,480,363
              Liabilities in excess of other assets  (7.8)%            (348,168,819)
                                                                   ----------------
              Net Assets  100%                                     $  4,467,311,544
                                                                   ----------------
                                                                   ----------------

------------------------------
(a) Non-income producing.
(b) Portion of securities on loan, see Note 4.
(c) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
ADR--American Depository Receipt.
AG--Aktiengesellschaft (German Corporation).
PLC--Public Limited Company (British Corporation).
SA-- Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French
    Corporation).
    See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Statement of Assets and Liabilities

                                                                November 30, 2000
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $3,504,578,689)                      $ 4,815,480,363
Cash                                                                      52,266
Dividends and interest receivable                                      9,096,010
Receivable for securities lending                                      3,615,748
Receivable for investments sold                                        3,236,980
Receivable for Fund shares sold                                        2,171,997
Tax reclaim receivable                                                   551,868
Deferred expenses and other assets                                        75,228
                                                                -----------------
      Total assets                                                 4,834,280,460
                                                                -----------------
LIABILITIES
Payable to broker for collateral for securities on loan              344,853,986
Payable for investments purchased                                      7,098,951
Payable for Fund shares reacquired                                     6,093,321
Securities lending rebate payable                                      5,365,619
Distribution fee payable                                               1,507,612
Management fee payable                                                 1,483,941
Accrued expenses and other liabilities                                   372,414
Foreign withholding taxes payable                                        193,072
                                                                -----------------
      Total liabilities                                              366,968,916
                                                                -----------------
NET ASSETS                                                       $ 4,467,311,544
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par                                          $     3,251,762
   Paid-in capital in excess of par                                2,372,791,757
                                                                -----------------
                                                                   2,376,043,519
   Undistributed net investment income                                10,914,502
   Accumulated net realized gain on investments                      769,447,875
   Net unrealized appreciation on investments and foreign
      currencies                                                   1,310,905,648
                                                                -----------------
Net assets, November 30, 2000                                    $ 4,467,311,544
                                                                -----------------
                                                                -----------------

                                           See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Statement of Assets and Liabilities Cont'd.

                                                                November 30, 2000
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($3,448,293,352 / 250,892,197 shares of common stock
      issued and outstanding)                                             $13.74
   Maximum sales charge (5% of offering price)                               .72
                                                                -----------------
   Maximum offering price to public                                       $14.46
                                                                -----------------
                                                                -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($916,870,642 / 66,852,649 shares of common
      stock issued and outstanding)                                       $13.71
                                                                -----------------
                                                                -----------------
Class C:
   Net asset value and redemption price per share
      ($35,725,280 / 2,604,859 shares of common stock
      issued and outstanding)                                             $13.71
   Sales charge (1% of offering price)                                       .14
                                                                -----------------
   Offering price to public                                               $13.85
                                                                -----------------
                                                                -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($66,422,270 / 4,826,526 shares of common stock
      issued and outstanding)                                             $13.76
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Statement of Operations

                                                                      Year
                                                                      Ended
                                                                November 30, 2000
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $1,200,927)    $   125,345,024
   Interest                                                            3,905,805
   Income from securities loaned (net of rebate of
      $18,473,109)                                                     1,822,302
                                                                -----------------
      Total income                                                   131,073,131
                                                                -----------------
Expenses
   Management fee                                                     17,046,776
   Distribution fee--Class A                                           7,527,573
   Distribution fee--Class B                                          11,231,245
   Distribution fee--Class C                                             240,607
   Transfer agent's fees and expenses                                  4,521,000
   Reports to shareholders                                               552,000
   Custodian's fees and expenses                                         354,000
   Registration fees                                                     110,000
   Insurance                                                              62,000
   Directors' fees and expenses                                           45,000
   Legal fees and expenses                                                36,000
   Audit fees                                                             32,000
   Miscellaneous                                                          56,251
                                                                -----------------
      Total expenses                                                  41,814,452
                                                                -----------------
Net investment income                                                 89,258,679
                                                                -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                           858,997,541
   Foreign currency transactions                                        (699,370)
                                                                -----------------
                                                                     858,298,171
                                                                -----------------
Net change in unrealized appreciation on:
   Investments                                                        91,495,457
   Foreign currencies                                                     13,941
                                                                -----------------
                                                                      91,509,398
                                                                -----------------
Net gain on investments and foreign currencies                       949,807,569
                                                                -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $ 1,039,066,248
                                                                -----------------
                                                                -----------------

                                           See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Statement of Changes in Net Assets

                                                    Eleven Months
                                    Year Ended          Ended           Year Ended
                                   November 30,      November 30,      December 31,
                                       2000              1999              1998
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS
Operations
 Net investment income            $   89,258,679    $   88,135,214    $  101,425,211
 Net realized gain on
   investments and foreign
   currency transactions             858,298,171       401,848,174       392,411,532
 Net change in unrealized
   appreciation/
   depreciation of investments
   and foreign currencies             91,509,398      (349,278,639)     (137,310,063)
                                  --------------    --------------    --------------
 Net increase in net assets
   resulting from operations       1,039,066,248       140,704,749       356,526,680
                                  --------------    --------------    --------------
Dividends and distributions
                  (Note 1):
 Dividends from net investment
   income
   Class A                           (50,699,097)      (64,280,177)      (68,056,406)
   Class B                           (11,701,088)      (25,800,181)      (37,778,258)
   Class C                              (267,238)         (392,291)         (384,643)
   Class Z                              (908,082)       (1,080,264)       (1,307,870)
                                  --------------    --------------    --------------
                                     (63,575,505)      (91,552,913)     (107,527,177)
                                  --------------    --------------    --------------
 Distributions in excess of net
   investment income
   Class A                                    --        (2,268,012)               --
   Class B                                    --          (910,314)               --
   Class C                                    --           (13,841)               --
   Class Z                                    --           (38,115)               --
                                  --------------    --------------    --------------
                                              --        (3,230,282)               --
                                  --------------    --------------    --------------
 Distributions from net realized
   capital gains
   Class A                           (49,791,856)     (257,055,029)     (197,560,744)
   Class B                           (16,839,440)     (144,261,482)     (153,950,412)
   Class C                              (340,945)       (2,290,179)       (1,758,047)
   Class Z                              (835,111)       (3,815,172)       (3,456,422)
                                  --------------    --------------    --------------
                                     (67,807,352)     (407,421,862)     (356,725,625)
                                  --------------    --------------    --------------

    See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Statement of Changes in Net Assets Cont'd.

                                                    Eleven Months
                                    Year Ended          Ended           Year Ended
                                   November 30,      November 30,      December 31,
                                       2000              1999              1998
------------------------------------------------------------------------------------
Fund share transactions (net of
 share conversions) (Note 6)
 Net proceeds from shares sold    $  352,931,905    $  338,658,783    $  598,995,199
 Net asset value of shares
   issued in reinvestment of
   dividends and distributions       438,445,591       141,116,049       426,138,453
 Cost of shares reacquired        (1,033,369,198)   (1,120,939,298)     (883,989,695)
                                  --------------    --------------    --------------
 Net increase (decrease) in net
   assets from Fund share
   transactions                     (241,991,702)     (641,164,466)      141,143,957
                                  --------------    --------------    --------------
Total increase (decrease)            665,691,689    (1,002,664,774)       33,417,835
NET ASSETS
Beginning of period                3,801,619,855     4,804,284,629     4,770,866,794
                                  --------------    --------------    --------------
End of period(a)                  $4,467,311,544    $3,801,619,855    $4,804,284,629
                                  --------------    --------------    --------------
                                  --------------    --------------    --------------------------------------------
(a) Includes undistributed net
    investment income of:         $   10,914,502    $           --    $    3,417,699
                                  --------------    --------------    --------------

                                           See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements

      Prudential Sector Funds, Inc. (the 'Company'), is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company presently consists of four separate portfolios, one of which is Prudential Utility Fund (the 'Fund'). The financial statements of the other portfolios are not presented herein. Subsequent to December 31, 1998, the Company changed its fiscal year-end to November 30. The Fund is diversified and its investment objective is to seek total return through a combination of income and capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity and debt securities of utility companies. Utility companies include electric, gas, gas pipeline, telephone, telecommunications, water, cable, airport, seaport and toll road companies. The ability of issuers of certain debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange and NASDAQ
National Market System securities are valued at the last reported sales price on the exchange or system on which they are traded or, if no sale was reported on that date, at the mean between the last reported bid and asked prices or at the bid price on such day in the absence of an asked price. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued by an independent pricing agent or principal market maker. Corporate bonds (other than convertible) and U.S. government securities are valued on the basis of valuations provided by an independent pricing agent or principal market maker. Convertible debt securities are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options are valued at the mean between the most recently quoted bid and asked prices on the exchange on which they are traded. Futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or, if there was no sale on such day at the mean between the most recently quoted bid and asked prices. Short-term securities which mature in more than 60 days are valued based on current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager or subadviser.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Company's policy that its custodian

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements Cont'd.

or designated subcustodians under triparty repurchase agreements, as the case may be, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      All securities are valued as of 4:15 P.M., New York time.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the year.

      Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities, disposition of foreign currency, gains or losses realized between the trade and settlement dates of security transactions, and the difference between amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of unrealized appreciation or depreciation on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of investments and foreign currencies are calculated on the identified cost basis. Dividend income is

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements Cont'd.

recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes discount on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company's expenses are allocated to the respective Funds on the basis of relative net assets except for expenses that are charged directly at a Fund level.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    Dividends from net investment income are
declared and paid quarterly. The Fund will distribute at least annually any net capital gains in excess of capital loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Securities Lending:    The Fund may lend securities to broker-dealers. The
loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation, net of any rebate, for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan.

      Taxes:    For federal income tax purposes, each fund in the Company is treated as a separate taxpaying entity. It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Reclassification of Capital Accounts:    The Company accounts for and
reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements Cont'd.

Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect for the Fund of applying this statement was to decrease undistributed net investment income by $11,392,814, decrease accumulated net realized gain on investments by $86,397,473 and increase paid-in capital by $97,790,287 for realized foreign currency losses and redemptions utilized as distributions for federal income tax purposes during the year ended November 30, 2000. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. Pursuant to a subadvisory agreement between PIFM and The Prudential Investment Corporation ('PIC'), PIC furnished investment advisory services in connection with the management of the Fund through September 17, 2000. Effective September 18, 2000, the Board of Directors terminated the subadvisory agreement with PIC, and PIFM entered into a subadvisory agreement with Jennison Associates LLC ('Jennison'), pursuant to which Jennison is paid under the same terms as PIC was paid by PIFM. PIFM paid for the services of PIC and Jennison, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly at an annual rate of .60% of the Fund's average daily net assets up to $250 million,
 .50% of the next $500 million, .45% of the next $750 million, .40% of the next $500 million, .35% of the next $2 billion, .325% of the next $2 billion and .30% of the average daily net assets of the Fund in excess of $6 billion.

      The Company has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Company compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements Cont'd.

under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended November 30, 2000.

      PIMS has advised the Fund that it received approximately $588,700 and $139,500 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended November 30, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended November 30, 2000, it received approximately $1,319,700 and $18,000 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

      PIFM, PIC, PIMS, PSI, and Jennsion are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Company, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility.

      The Fund utilized the line of credit during the year ended November 30, 2000. The average daily balance the Fund had outstanding during the year was approximately $2,782,000 at a weighted average interest rate of approximately 6.0738%.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Company's transfer agent. During the year ended November 30, 2000, the Fund incurred fees of approximately $3,534,800 for the services of PMFS. As of November 30, 2000, approximately $261,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

      For the year ended November 30, 2000, PSI earned approximately $185,100 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements Cont'd.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended November 30, 2000, were $1,478,920,346 and $1,289,674,372, respectively.

      The cost basis of investments for federal income tax purposes at November 30, 2000 was $3,505,263,322 and accordingly net unrealized appreciation for federal income tax purposes was $1,310,217,041 (gross unrealized appreciation-$1,575,277,380; gross unrealized depreciation-$265,060,339).

      As of November 30, 2000, the Fund had securities on loan with an aggregate market value of $322,805,774. The Fund received $344,853,986 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Prudential Securities Incorporated ('PSI') is the securities lending agent for the Fund. For the year ended November 30, 2000, PSI has been compensated approximately $561,200 for these services. As of November 30, 2000, approximately $293,900 of such compensation was due to PSI.

      The Fund will elect, for United States Federal income tax purposes, to treat net currency losses of $34,923 incurred in November 2000 as having been incurred in the following fiscal year.

Note 5. Joint Repurchase Agreement Account
The Company, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of November 30, 2000, the Fund had a 12.72% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represents $111,972,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

      ABN AMRO Incorporated, 6.49%, in the principal amount of $140,000,000, repurchase price $140,025,239, due 12/1/00. The value of the collateral including accrued interest was $142,800,106.

      Bear, Stearns & Co. Inc., 6.49%, in the principal amount of $150,000,000, repurchase price $150,027,041, due 12/1/00. The value of the collateral including accrued interest was $154,187,553.

      Chase Securities Inc., 6.49%, in the principal amount of $170,000,000, repurchase price $170,030,647, due 12/1/00. The value of the collateral including accrued interest was $173,403,728.

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements Cont'd.

      Credit Suisse First Boston Corp., 6.54%, in the principal amount of $50,000,000, repurchase price $50,009,083, due 12/1/00. The value of the collateral including accrued interest was $51,721,692.

      Deutsche Bank Alex Brown, 6.53%, in the principal amount of $115,305,000, repurchase price $115,325,915, due 12/1/00. The value of the collateral including accrued interest was $117,611,817.

      UBS Warburg, 6.49%, in the principal amount of $255,000,000, repurchase price $255,045,970, due 12/1/00. The value of the collateral including accrued interest was $260,101,709.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 800 million shares of $.01 par value per share common stock authorized which consists of 400 million shares of Class A common stock, 300 million shares of Class B common stock, 50 million shares of Class C common stock and 50 million shares of Class Z common stock.

      Transactions in shares of common stock were as follows:

Class A                                                     Shares           Amount
-------------------------------------------------------  ------------    ---------------
Year ended November 30, 2000:
Shares sold                                                11,025,716    $   143,872,777
Shares issued in reinvestment of dividends and
  distributions                                            25,690,393        296,464,794
Shares reacquired                                         (54,550,483)      (664,213,171)
                                                         ------------    ---------------
Net increase/decrease in shares outstanding before
  conversion                                              (17,834,374)      (223,875,600)
Shares issued upon conversion from Class B                 47,256,694        597,468,340
                                                         ------------    ---------------
Net increase/decrease in shares outstanding                29,422,320    $   373,592,740
                                                         ------------    ---------------
                                                         ------------    ---------------

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements Cont'd.

Class A                                                     Shares           Amount
-------------------------------------------------------  ------------    ---------------
Eleven months ended November 30, 1999:
Shares sold                                                14,785,271    $   181,083,952
Shares issued in reinvestment of dividends and
  distributions                                             7,855,395         89,975,001
Shares reacquired                                         (44,526,267)      (531,780,531)
                                                         ------------    ---------------
Net increase/decrease in shares outstanding before
  conversion                                              (21,885,601)      (260,721,578)
Shares issued upon conversion from Class B                 16,038,997        193,752,614
                                                         ------------    ---------------
Net increase/decrease in shares outstanding                (5,846,604)   $   (66,968,964)
                                                         ------------    ---------------
                                                         ------------    ---------------
Year ended December 31, 1998:
Shares sold                                                19,037,525    $   237,779,818
Shares issued in reinvestment of dividends and
  distributions                                            19,621,888        242,393,959
Shares reacquired                                         (29,837,592)      (374,504,596)
                                                         ------------    ---------------
Net increase/decrease in shares outstanding before
  conversion                                                8,821,821        105,669,181
Shares issued upon conversion from Class B                  9,025,214        109,890,889
                                                         ------------    ---------------
Net increase/decrease in shares outstanding                17,847,035    $   215,560,070
                                                         ------------    ---------------
                                                         ------------    ---------------
Class B
-------------------------------------------------------
Year ended November 30, 2000:
Shares sold                                                11,138,080    $   138,615,329
Shares issued in reinvestment of dividends and
  distributions                                            11,847,716        134,721,681
Shares reacquired                                         (27,348,020)      (323,820,592)
                                                         ------------    ---------------
Net increase/decrease in shares outstanding before
  conversion                                               (4,362,224)       (50,483,582)
Shares reacquired upon conversion into Class A            (47,325,789)      (597,468,340)
                                                         ------------    ---------------
Net increase/decrease in shares outstanding               (51,688,013)   $  (647,951,922)
                                                         ------------    ---------------
                                                         ------------    ---------------
Eleven months ended November 30, 1999:
Shares sold                                                10,783,081    $   126,624,035
Shares issued in reinvestment of dividends and
  distributions                                             4,297,088         48,815,688
Shares reacquired                                         (45,653,985)      (543,633,642)
                                                         ------------    ---------------
Net increase/decrease in shares outstanding before
  conversion                                              (30,573,816)      (368,193,919)
Shares reacquired upon conversion into Class A            (16,065,511)      (193,752,614)
                                                         ------------    ---------------
Net increase/decrease in shares outstanding               (46,639,327)   $  (561,946,533)
                                                         ------------    ---------------
                                                         ------------    ---------------
Year ended December 31, 1998:
Shares sold                                                24,489,734    $   307,013,338
Shares issued in reinvestment of dividends and
  distributions                                            14,344,999        177,016,698
Shares reacquired                                         (37,529,567)      (468,939,125)
                                                         ------------    ---------------
Net increase/decrease in shares outstanding before
  conversion                                                1,305,166         15,090,911
Shares reacquired upon conversion into Class A             (9,136,008)      (109,890,889)
                                                         ------------    ---------------
Net increase/decrease in shares outstanding                (7,830,842)   $   (94,799,978)
                                                         ------------    ---------------
                                                         ------------    ---------------

                                     B-140

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements Cont'd.

Class C                                                     Shares           Amount
-------------------------------------------------------  ------------    ---------------
Year ended November 30, 2000:
Shares sold                                                 1,480,808    $    19,631,252
Shares issued in reinvestment of dividends and
  distributions                                               197,836          2,268,543
Shares reacquired                                            (938,822)       (11,234,723)
                                                         ------------    ---------------
Net increase/decrease in shares outstanding                   739,822    $    10,665,072
                                                         ------------    ---------------
                                                         ------------    ---------------
Eleven months ended November 30, 1999:
Shares sold                                                 1,061,776    $    12,462,807
Shares issued in reinvestment of dividends and
  distributions                                                62,086            706,720
Shares reacquired                                          (1,506,051)       (17,415,310)
                                                         ------------    ---------------
Net increase/decrease in shares outstanding                  (382,189)   $    (4,245,783)
                                                         ------------    ---------------
                                                         ------------    ---------------
Year ended December 31, 1998:
Shares sold                                                 1,692,797    $    21,154,562
Shares issued in reinvestment of dividends and
  distributions                                               161,515          1,983,980
Shares reacquired                                            (701,686)        (8,661,428)
                                                         ------------    ---------------
Net increase/decrease in shares outstanding                 1,152,626    $    14,477,114
                                                         ------------    ---------------
                                                         ------------    ---------------
Class Z
-------------------------------------------------------
Year ended November 30, 2000:
Shares sold                                                 3,934,995    $    50,812,547
Shares issued in reinvestment of dividends and
  distributions                                               429,254          4,990,573
Shares reacquired                                          (2,731,750)       (34,100,712)
                                                         ------------    ---------------
Net increase/decrease in shares outstanding                 1,632,499    $    21,702,408
                                                         ------------    ---------------
                                                         ------------    ---------------
Eleven months ended November 30, 1999:
Shares sold                                                 1,557,947    $    18,487,989
Shares issued in reinvestment of dividends and
  distributions                                               141,150          1,618,640
Shares reacquired                                          (2,370,022)       (28,109,815)
                                                         ------------    ---------------
Net increase/decrease in shares outstanding                  (670,925)   $    (8,003,186)
                                                         ------------    ---------------
                                                         ------------    ---------------
Year ended December 31, 1998:
Shares sold                                                 2,632,084    $    33,047,481
Shares issued in reinvestment of dividends and
  distributions                                               383,622          4,743,816
Shares reacquired                                          (2,547,360)       (31,884,546)
                                                         ------------    ---------------
Net increase/decrease in shares outstanding                   468,346    $     5,906,751
                                                         ------------    ---------------
                                                         ------------    ---------------

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights

                                                                    Class A
                                                              --------------------
                                                                      Year
                                                                     Ended
                                                              November 30, 2000(b)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $11.02
                                                                    -------
Income from investment operations
Net investment income                                                   .29
Net realized and unrealized gains (losses) on investment
   and foreign currency transactions                                   2.85
                                                                    -------
      Total from investment operations                                 3.14
                                                                    -------
Less distributions
Dividends from net investment income                                   (.21)
Distributions in excess of net investment income                         --
Distributions from net realized gains                                  (.21)
                                                                    -------
      Total distributions                                              (.42)
                                                                    -------
Net asset value, end of period                                       $13.74
                                                                    -------
                                                                    -------
TOTAL RETURN(a)                                                       28.85%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000,000)                                  $3,348
Average net assets (000,000)                                         $3,011
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees(d)                                                           .79%
   Expenses, excluding distribution and service (12b-1)
      fees                                                              .54%
   Net investment income                                               2.30%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                               31%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) The distributor of the Fund has agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
                                           See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights Cont'd.

                                                Class A
-------------------------------------------------------------------------------------------------------
Eleven Months
    Ended
November 30,                                  Year Ended December 31,
   1999(b)            1998(b)              1997(b)              1996(b)                1995
-------------------------------------------------------------------------------------------------------
   $ 12.06             $12.33               $10.88               $ 9.87               $ 8.27
-------------         -------              -------              -------              -------
       .27                .30                  .34                  .32                  .30
       .14                .69                 2.53                 1.80                 1.79
-------------         -------              -------              -------              -------
       .41                .99                 2.87                 2.12                 2.09
-------------         -------              -------              -------              -------
      (.27)              (.32)                (.32)                (.32)                (.30)
      (.03)           --                   --                   --                   --
     (1.15)              (.94)               (1.10)                (.79)                (.19)
-------------         -------              -------              -------              -------
     (1.45)             (1.26)               (1.42)               (1.11)                (.49)
-------------         -------              -------              -------              -------
   $ 11.02             $12.06               $12.33               $10.88               $ 9.87
-------------         -------              -------              -------              -------
-------------         -------              -------              -------              -------
      3.64%              7.98%               27.77%               22.09%               25.74%
   $ 2,440             $2,741               $2,583               $2,023               $1,709
   $ 2,691             $2,652               $2,201               $1,786               $1,440
       .78%(c)            .78%                 .82%                 .86%                 .88%
       .53%(c)            .53%                 .57%                 .61%                 .63%
      2.45%(c)           2.43%                2.95%                3.10%                3.12%
        19%                17%                  15%                  17%                  14%

    See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights

                                                                    Class B
                                                              --------------------
                                                                      Year
                                                                     Ended
                                                              November 30, 2000(b)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $11.02
                                                                    -------
Income from investment operations
Net investment income                                                   .21
Net realized and unrealized gains (losses) on investment
   and foreign currency transactions                                   2.83
                                                                    -------
      Total from investment operations                                 3.04
                                                                    -------
Less distributions
Dividends from net investment income                                   (.14)
Distributions in excess of net investment income                         --
Distributions from net realized gains                                  (.21)
                                                                    -------
      Total distributions                                              (.35)
                                                                    -------
Net asset value, end of period                                       $13.71
                                                                    -------
                                                                    -------
TOTAL RETURN(a)                                                       27.81%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000,000)                                  $  917
Average net assets (000,000)                                         $1,123
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                             1.54%
   Expenses, excluding distribution and service (12b-1)
      fees                                                              .54%
   Net investment income                                               1.63%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
                                           See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights Cont'd.

                                                Class B
-------------------------------------------------------------------------------------------------------
Eleven Months
    Ended
November 30,                                  Year Ended December 31,
   1999(b)            1998(b)              1997(b)              1996(b)                1995
-------------------------------------------------------------------------------------------------------
   $ 12.05             $12.32               $10.88               $ 9.87               $ 8.26
-------------         -------              -------              -------              -------
       .19                .21                  .25                  .24                  .22
       .13                .69                 2.53                 1.80                 1.80
-------------         -------              -------              -------              -------
       .32                .90                 2.78                 2.04                 2.02
-------------         -------              -------              -------              -------
      (.19)              (.23)                (.24)                (.24)                (.22)
      (.01)                --                   --                   --                   --
     (1.15)              (.94)               (1.10)                (.79)                (.19)
-------------         -------              -------              -------              -------
     (1.35)             (1.17)               (1.34)               (1.03)                (.41)
-------------         -------              -------              -------              -------
   $ 11.02             $12.05               $12.32               $10.88               $ 9.87
-------------         -------              -------              -------              -------
-------------         -------              -------              -------              -------
      2.98%              7.18%               26.80%               21.16%               24.80%
   $ 1,306             $1,990               $2,132               $2,137               $2,355
   $ 1,691             $2,120               $2,059               $2,184               $2,450
      1.53%(c)           1.53%                1.57%                1.61%                1.63%
       .53%(c)            .53%                 .57%                 .61%                 .63%
      1.71%(c)           1.67%                2.20%                2.35%                2.37%

    See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights

                                                                    Class C
                                                              --------------------
                                                                      Year
                                                                     Ended
                                                              November 30, 2000(b)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $  11.02
                                                                    --------
Income from investment operations
Net investment income                                                    .19
Net realized and unrealized gains (losses) on investment
   and foreign currency transactions                                    2.85
                                                                    --------
      Total from investment operations                                  3.04
                                                                    --------
Less distributions
Dividends from net investment income                                    (.14)
Distributions in excess of net investment income                          --
Distributions from net realized gains                                   (.21)
                                                                    --------
      Total distributions                                               (.35)
                                                                    --------
Net asset value, end of period                                      $  13.71
                                                                    --------
                                                                    --------
TOTAL RETURN(a)                                                        27.81%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                     $ 35,725
Average net assets (000)                                            $ 24,061
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.54%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .54%
   Net investment income                                                1.54%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
                                           See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights Cont'd.

                                                Class C
-------------------------------------------------------------------------------------------------------
Eleven Months
    Ended
November 30,                                  Year Ended December 31,
   1999(b)            1998(b)              1997(b)              1996(b)                1995
-------------------------------------------------------------------------------------------------------
   $ 12.05            $  12.32             $  10.88              $ 9.87               $ 8.26
-------------         --------             --------             -------              -------
       .19                 .21                  .25                 .24                  .22
       .13                 .69                 2.53                1.80                 1.80
-------------         --------             --------             -------              -------
       .32                 .90                 2.78                2.04                 2.02
-------------         --------             --------             -------              -------
      (.19)               (.23)                (.24)               (.24)                (.22)
      (.01)                 --                   --                  --                   --
     (1.15)               (.94)               (1.10)               (.79)                (.19)
-------------         --------             --------             -------              -------
     (1.35)              (1.17)               (1.34)              (1.03)                (.41)
-------------         --------             --------             -------              -------
   $ 11.02            $  12.05             $  12.32              $10.88               $ 9.87
-------------         --------             --------             -------              -------
-------------         --------             --------             -------              -------
      2.98%               7.18%               26.80%              21.16%               24.80%
   $20,550            $ 27,072             $ 13,490              $6,001               $3,455
   $24,448            $ 20,309             $  9,424              $4,517               $2,181
      1.53%(c)            1.53%                1.57%               1.61%                1.63%
       .53%(c)             .53%                 .57%                .61%                 .63%
      1.71%(c)            1.71%                2.20%               2.35%                2.37%

    See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights Cont'd.

                                                                    Class Z
                                                              --------------------
                                                                      Year
                                                                     Ended
                                                              November 30, 2000(b)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $  11.02
                                                                    --------
Income from investment operations
Net investment income                                                    .31
Net realized and unrealized gains (losses) on investment
   and foreign currency transactions                                    2.87
                                                                    --------
      Total from investment operations                                  3.18
                                                                    --------
Less distributions
Dividends from net investment income                                    (.23)
Distributions in excess of net investment income                          --
Distributions from net realized gains                                   (.21)
                                                                    --------
      Total distributions                                               (.44)
                                                                    --------
Net asset value, end of period                                      $  13.76
                                                                    --------
                                                                    --------
TOTAL RETURN(a)                                                        29.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                     $ 66,422
Average net assets (000)                                            $ 48,486
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               .54%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .54%
   Net investment income                                                2.51%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Commencement of offering of Class Z shares.
                                           See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights Cont'd.

                                  Class Z
----------------------------------------------------------------------------
Eleven Months                                               March 1, 1996(d)
    Ended                                                       Through
November 30,             Year Ended December 31,              December 31,
   1999(b)            1998(b)              1997(b)              1996(b)
----------------------------------------------------------------------------
   $ 12.07            $  12.34             $  10.88             $  10.05
-------------         --------             --------             --------
       .30                 .34                  .36                  .29
       .13                 .69                 2.54                 1.67
-------------         --------             --------             --------
       .43                1.03                 2.90                 1.96
-------------         --------             --------             --------
      (.30)               (.36)                (.34)                (.34)
      (.03)                 --                   --                   --
     (1.15)               (.94)               (1.10)                (.79)
-------------         --------             --------             --------
     (1.48)              (1.30)               (1.44)               (1.13)
-------------         --------             --------             --------
   $ 11.02            $  12.07             $  12.34             $  10.88
-------------         --------             --------             --------
-------------         --------             --------             --------
      3.91%               8.24%               28.15%               20.11%
   $35,201            $ 46,642             $ 41,904             $ 34,446
   $42,002            $ 46,093             $ 35,994             $ 34,291
       .53%(c)             .53%                 .57%                 .61%(c)
       .53%(c)             .53%                 .57%                 .61%(c)
      2.70%(c)            2.68%                3.20%                3.35%(c)

    See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Report of Independent Accountants

To the Shareholders and Board of Directors of Prudential Sector Funds, Inc.--
Prudential Utility Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Sector Funds, Inc.--Prudential Utility Fund (the 'Fund') at November 30, 2000, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
January 17, 2001

                   APPENDIX I--GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.

ASSET ALLOCATION

    Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, that is, principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

    Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors off-set short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

    Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                    APPENDIX II--HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

    This following chart shows the long-term performance of various asset classes and the rate of inflation.

                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Value of $1.00 invested on
1/1/1926 through 12/31/2000

      SMALL STOCKS  COMMON STOCKS  LONG-TERM BONDS  TREASURY BILLS  INFLATION
1926
1936
1946
1956
1966
1976
1986
2000     $6,402.23      $2,586.52           $48.86          $16.56      $9.75

Source: Ibbotson Associates. Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential mutual fund.

Generally, stock returns are due to capital appreciation and the reinvestment of gains. Bond returns are due mainly to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1990 through 2000. The total returns of the indexes include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of any Fund or of any sector in which the Fund invests.


    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary--Fees and Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on the historical total returns, including the compounded effect over time, could be substantial.

           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

YEAR                          1990       1991       1992       1993       1994       1995       1996       1997       1998
------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
TREASURY
BONDS(1)                        8.5%      15.3%       7.2%      10.7%      (3.4)%     18.4%       2.7%       9.6%      10.0%
------------------------------------------------------------------------------------------------------------------------------
U. S. GOVERNMENT
MORTGAGE
SECURITIES(2)                  10.7%      15.7%       7.0%       6.8%      (1.6)%     16.8%       5.4%       9.5%       7.0%
------------------------------------------------------------------------------------------------------------------------------
U.S. INVESTMENT GRADE
CORPORATE BONDS(3)              7.1%      18.5%       8.7%      12.2%      (3.9)%     22.3%       3.3%      10.2%       8.6%
------------------------------------------------------------------------------------------------------------------------------
U.S. HIGH YIELD
BONDS(4)                       (9.6)%     46.2%      15.8%      17.1%      (1.0)%     19.2%      11.4%      12.8%       1.6%
------------------------------------------------------------------------------------------------------------------------------
WORLD GOVERNMENT
BONDS(5)                       15.3%      16.2%       4.8%      15.1%       6.0%      19.6%       4.1%      (4.3)%      5.3%
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
DIFFERENCE BETWEEN
HIGHEST AND LOWEST
RETURNS PERCENT                24.9%      30.9%      11.0%      10.3%       9.9%       5.5%       8.7%      17.1%       8.4%

YEAR                               1999          2000
----------------------------
U.S. GOVERNMENT
TREASURY
BONDS(1)                              (2.56)%    13.52%
----------------------------
U. S. GOVERNMENT
MORTGAGE
SECURITIES(2)                           1.86%    11.16%
----------------------------
U.S. INVESTMENT GRADE
CORPORATE BONDS(3)                    (1.96)%     9.39%
----------------------------
U.S. HIGH YIELD
BONDS(4)                                2.39%   (5.86)%
----------------------------
WORLD GOVERNMENT
BONDS(5)                              (5.07)%   (2.63)%
----------------------------
----------------------------
DIFFERENCE BETWEEN
HIGHEST AND LOWEST
RETURNS PERCENT                         7.46%    19.10%


(1) LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2) LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgaged-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3) LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year. Source: Lipper Inc.

(4) LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by S&P or Fitch Investors Service). All bonds in the index have maturities of at least one year.

(5) SALOMON SMITH BARNEY WORLD GOVERNMENT INDEX (NON U.S.) includes 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

    This chart illustrates the performance of major world stock markets for the period from December 31, 1985 through December 31, 2000. It does not represent the performance of any Prudential mutual fund.

     AVERAGE ANNUAL TOTAL RETURNS OF MAJOR WORLD STOCK MARKETS 12/31/1985 -
                          12/31/2000 (IN U.S. DOLLARS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

SWEDEN       19.12%
HONG KONG    17.63%
SPAIN        17.30%
NETHERLAND   16.96%
FRANCE       16.08%
BELGIUM      15.65%
USA          15.08%
SWITZERLAND  14.91%
EUROPE       14.44%
U.K.         14.30%
DENMARK      13.93%
SING/MLYSIA  11.55%
GERMANY      11.09%
CANADA       10.71%
ITALY        10.49%
AUSTRALIA    10.09%
NORWAY        8.23%
JAPAN         6.55%
AUSTRIA       5.70%

Source: Morgan Stanley Capital International (MSCI) and Lipper Inc. as of 12/31/00. Used with permission. Morgan Stanley Country indexes are unmanaged indexes which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indexes.

This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 Stock Index with and without reinvested dividends.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          Capital Appreciation Capital Appreciation only and Reinvesting Dividends

1971
1974
1977
1980
1983
1986
1989
1992
1995
1998
2000  $414,497  $143,308

Source: Lipper Inc. Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential mutual fund. Common stock total return is based on the Standard & Poor's 500 Composite Stock Price Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indexes.

                  WORLD STOCK MARKET CAPITALIZATION BY REGION
                          WORLD TOTAL : $19.0 TRILLION


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S.           50.6%
Europe         33.6%
Pacific Basin  13.4%
Canada          2.4%

Source: Morgan Stanley Capital International, December 31, 2000. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential mutual fund.

                            ------------------------

The chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

           LONG TERM U.S. TREASURY BOND YIELD IN PERCENT (1926-2000)

                            [CHART NOT REPRESENTED]

                                    YEAR-END


Source: Ibbotson Associates. Used with permission. All rights reserved. This chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-2000. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes only and should not be construed to represent the yields of any Prudential mutual fund.

ANNUAL REPORT    NOVEMBER 30, 2000

Prudential
Utility Fund

Fund Type Stock
Objective Total return through capital appreciation and current income

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Build on the Rock

INVESTMENT GOALS AND STYLE
The Prudential Utility Fund invests in equity-related and investment-grade debt securities of utility companies--primarily electric, natural gas, gas pipeline, telephone and telecommunications, water, and cable--both in the United States and abroad. Utility investments can be affected by government regulations, the price of fuel, environmental factors, and interest rates. Foreign investments are subject to additional risks, including currency, political and social risks, and illiquidity. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition
Sectors expressed as a percentage of
net assets as of 11/30/00

  U.S.   Foreign
 44.0%    3.3%    Electrical Power
 16.6     0.4     Gas Pipelines
 13.7     2.9     Telecommunications
  7.2     1.0     Oil & Gas
                  Exploration/Production
  4.3     N/A     Miscellaneous
  4.1     N/A     Gas Distribution
  2.5     N/A     Cash & Equivalents

Ten Largest Holdings
Expressed as a percentage of
net assets as of 11/30/00
4.6% Exelon Corp.
     Electrical Power
3.3  NiSource, Inc.
     Electrical Power
3.3  Coastal Corp.
     Gas Pipelines
3.1  Northeast Utilities Co.
     Electrical Power
2.8  Kinder Morgan, Inc.
     Gas Pipelines
2.8  Williams Companies, Inc.
     Gas Pipelines
2.7  Questar Corp.
     Gas Pipelines
2.3  Dynegy, Inc.
     Gas Pipelines
2.3  Equitable Resources, Inc.
     Gas Pipelines
2.2  CMS Energy Corp.
     Electrical Power

Holdings are subject to change.

                www.prudential.com  (800) 225-1852

Performance at a Glance

Cumulative Total Returns1       As of 11/30/00

                             One      Five       Ten        Since
                             Year     Years     Years     Inception2
Class A                     28.85%   133.49%   305.03%      298.83%
Class B                     27.81    124.95    275.14      1759.91
Class C                     27.81    124.95      N/A        153.51
Class Z                     29.13      N/A       N/A        123.55
Lipper Utility Fund Avg.3    6.53    100.70    253.53        ***

Average Annual Total Returns1          As of 12/31/00

                             One      Five       Ten        Since
                             Year     Years     Years     Inception2
Class A                     33.03%    18.42%    15.25%      13.84%
Class B                     33.91     18.63     14.96       16.78
Class C                     36.52     18.49      N/A        16.96
Class Z                     40.29      N/A       N/A        20.21

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management
LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.
Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, 1/22/90; Class B,
8/10/81; Class C, 8/1/94; and Class Z, 3/1/96.

3 Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the Utility Fund category. The Lipper average is unmanaged. Utility funds invest at least
65% of their equity portfolios in utility shares.

***Lipper Since Inception returns are 261.67% for
Class A; 987.89% for Class B; 144.07% for Class C;
and 91.54% for Class Z, based on all funds
in each share class.
                                             1

(LOGO)            January 16, 2001

DEAR SHAREHOLDER,
After a number of years of taking a back seat to high-flying growth and technology stocks, gas and electric stocks staged an impressive turnaround during the reporting period. This was due to a variety of factors, including a dramatic increase in demand and a lack of new investment in electric utilities that would have helped to meet the country's growing needs. As a result, well-positioned firms in the power industries were able to generate strong results with their improved pricing position.

During the one-year reporting period ended November
30, 2000, the Prudential Utility Fund's Class A shares returned 28.85%--22.41% to those paying the one-time Class A share sales charge. This compares very favorably to the 6.53% return for the Lipper
Utility Fund Average during the same period. We believe the disparity in returns versus the Lipper peer group may be due to the management team's astute decision to focus on gas and utility stocks.
In contrast, many other utility funds had a greater exposure to telecommunications stocks, which performed poorly during much of the period.

As we've seen with the performance of utility stocks during the last several years, market sectors periodically go in and out of favor. As such, we remain committed to our belief that maintaining a diversified portfolio and taking a long-term investment approach are vital.

As always, we appreciate your confidence, and look forward to serving your investment needs in the future.

Sincerely,


David R. Odenath, Jr., President
Prudential Sector Funds, Inc./Prudential Utility Fund

Prudential Utility Fund

  Annual Report   November 30, 2000

INVESTMENT ADVISER'S REPORT

A DRAMATIC TURN OF EVENTS
In the Fund's annual report to shareholders a year ago, we had the difficult task of explaining why gas and electric stocks had been in a bear market for a number of years. However, despite this lengthy period of relative underperformance, we felt strongly that better days--in fact, much better days--would soon be at hand for these industries.

In addition, we went somewhat out on a limb by disagreeing with conventional wisdom regarding the outlook for telecommunications stocks. The three major industries in the utility sector--electric, gas, and telecommunications--had, in the year just ended, posted dramatically different results.
Telecommunications stocks surged as investors were drawn to the seemingly endless outperformance of technology-related stocks. In contrast, the positive fundamentals of electric and gas stocks were largely ignored. However, we noted that "statistics reflect very optimistic views of earnings prospects for telecommunications stocks," and that "deadly competition will limit pricing power, constraining profit growth" for the sector.

Alternately, we explained that "the power shortage in the United States means swifter profit growth for its gas and electric companies. Nonetheless, they sell for slightly more than half of the price/earnings ratio of the S&P 500 overall." We concluded, "there are few values now to compare with those in the utility sector."

As we look back, our prognosis was correct on all
counts. During the reporting period, the
communications services component of the S&P 500
Index fell 35%--the worst performing sector of the
Index. In contrast, the utility component of the
Index rose 47.50%--the best performing part of the
Index.
                                       3

Prudential Utility Fund

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings    As of 11/30/00
---------------------------------------------------------------
4.6% Exelon Corp./Electrical Power
     Exelon provides retail electric and natural gas service in Chicago and southeastern Pennsylvania, and engages in the wholesale marketing of electricity on a national basis. The firm also participates in joint ventures that provide telecommunication services in metro Philadelphia.

3.3% NiSource Inc./Electrical Power
     NiSource is a holding company whose operating companies engage in virtually all phases of the natural gas business. These activities include exploration and production, transmission, storage and distribution, as well as electric generation, transmission and distribution.

3.3% Coastal Corp./Gas Pipelines
     Early in the year, Coastal agreed to be acquired by El Paso Energy Corp. The combined company will have a substantial exploration and production subsidiary and the largest gas pipeline system in the United
     States. The firm will also be well exposed to the increase in demand for natural gas, as a growing number of gas-fired plants are constructed. The acquisition is expected to take place in the near future.

3.1% Northeast Utilities Co./Electrical Power
     Northeast Utilities is New England's largest electric utility. Con Edison is seeking to acquire the firm, which would create a company distributing electricity and natural gas to nearly 6 million customers living between Pennsylvania's northeastern corner and the Canadian border.

2.8% Kinder Morgan, Inc./Gas Pipelines
     An integrated energy services provider whose operations include the gathering, processing, transporting, and storing of natural gas. The company is also engaged in the marketing of natural gas and natural gas liquids, and electric power generation and sales.

     Holdings are subject to change.

            www.prudential.com  (800) 225-1852

    Annual Report     November 30, 2000

INCREASING DEMAND ACROSS THE COUNTRY
Throughout the reporting period, parts of the United States experienced periods of sometimes extreme power shortages. A decade-long economic expansion has led to surging demand for electricity. At the same time, investment in new electricity generation capacity has not been adequate enough to provide a reliable supply.

As a result, warnings of brownouts and periodic blackouts permeated the news during the summer months. And the worst may be yet to come. As we write this report, the state of California is on the brink of experiencing a full-fledged breakdown in its power system. The state's power shortage is having a ripple effect, as federal officials have ordered suppliers in the Northwest to send emergency electricity to California, thus taxing the suppliers' own depleted resources.

The problems do not end with the shortage of electricity. In addition, virtually all new power plants burn less-polluting natural gas.
Unfortunately, the United States has not been replacing reserves as quickly as they have been used, so there is a gas shortage as well. Rising gas prices should benefit the gas utilities held by the Fund.

CHALLENGES LEADING TO INVESTMENT OPPORTUNITY
There are few more important fundamental investment
considerations than the impact of supply and
demand. As we've explained, in the electric and gas
industries, demand has far exceeded supply. This
has resulted in increased pricing power for well-
run firms in these areas--exactly the types of
companies targeted by the Fund. Throughout the
period, we focused on companies that have strong
capacity or command of fuels that would be in short
supply. We have also emphasized firms that
transport natural gas, as the increase in demand
has led to dramatic revenue and profit growth. In
both cases, the Fund was able to generate
outstanding results from its electric and gas-
related holdings.
                                    5

MINIMIZING THE IMPACT OF THE COMMUNICATIONS CORRECTION
Unlike many other utility mutual funds that emphasized telecommunications stocks, we maintained an underweight exposure in this area. While this was detrimental to performance last year when communications stocks performed well, this strategy helped us to sidestep much of the carnage that occurred in the sector during the reporting period. In addition, the sharp correction in these stocks has allowed us to selectively add to our telecommunications holdings at what we believe to be very attractive prices, although our weighting is still low.

LOOKING AHEAD--FUNDAMENTALS REMAIN POSITIVE
Even with the strong performance of gas and utility stocks this year, we remain optimistic about the long-term prospects for these industries. As we see it, the potential investment benefits that are related to the power shortage are in the early stages. It will take years, if not longer, to build the electric infrastructure required just to meet today's demand levels. For example, no new power plants have been built in California in 10 years, and it will require a substantial build-up going forward to solve the state's problem.

In addition, the price/earnings ratio of gas and electric firms continues to be very attractive, despite this year's substantial outperformance. As a result, we believe the fundamentals in these areas remain compelling. Of course we will remain diligent and actively manage the portfolio to take advantage of long-term opportunities.

Prudential Utility Fund Management Team

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Portfolio of Investments as of November 30, 2000

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.5%
Common Stocks  96.5%
-------------------------------------------------------------------------------------
Business Services  1.2%
   1,261,900   Convergys Corp.(a)(b)                                $     53,078,669
-------------------------------------------------------------------------------------
Coal  0.7%
     875,800   Fluor Corp.                                                31,966,700
-------------------------------------------------------------------------------------
Electrical Power  47.3%
   2,065,200   Allegheny Energy, Inc.                                     86,222,100
   1,609,100   Avista Corp.                                               32,885,981
     750,000   Calpine Corp.(a)(b)                                        26,625,000
   2,513,085   Cinergy Corp.                                              80,261,652
     975,400   Cleco Corp.                                                45,660,913
   3,609,000   CMS Energy Corp.(b)                                       100,375,312
   1,971,600   Constellation Energy Group                                 80,219,475
   2,815,400   DPL, Inc.                                                  86,221,625
     988,600   Edison International                                       22,676,013
   4,403,500   Energy East Corp.                                          89,170,875
   2,117,900   Entergy Corp.                                              87,098,637
   3,115,075   Exelon Corp.                                              206,373,719
     886,000   FirstEnergy Corp.                                          26,137,000
     645,300   FPL Group, Inc.(b)                                         42,751,125
   2,031,300   GPU, Inc.                                                  71,476,369
     700,000   H Power Corp.(a)(b)                                         3,806,250
   9,581,599   Innogy Holdings PLC (United Kingdom)                       25,271,893
   9,581,599   International Power PLC (United Kingdom)(a)                35,107,440
   1,800,000   Korea Electric Power Corp. (ADR) (Korea)(b)                18,000,000
   5,345,500   Niagara Mohawk Holdings, Inc.                              87,866,656
   5,670,836   NiSource, Inc.                                            145,669,600
   6,367,300   Northeast Utilities                                       137,294,906
   1,144,905   NSTAR                                                      45,152,191
     801,500   Orion Power Holdings, Inc.(a)(b)                           15,128,313
   1,839,900   PG&E Corp.                                                 50,482,256
   2,032,300   Pinnacle West Capital Corp.                                94,628,969
   2,505,600   Public Service Co. of New Mexico                           60,604,200
   1,105,600   Public Service Enterprise Group, Inc.                      47,264,400

    See Notes to Financial Statements                                      7

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
   1,973,200   Puget Sound Energy, Inc.(b)                          $     51,673,175
   9,027,967   ScottishPower PLC (United Kingdom)                         67,831,063
   2,904,440   Sierra Pacific Resources                                   45,926,457
   1,642,500   Southern Co.                                               51,841,406
   1,760,140   Unisource Energy Corp.                                     25,852,056
     965,100   Western Resources, Inc.                                    22,076,663
                                                                    ----------------
                                                                       2,115,633,690
-------------------------------------------------------------------------------------
Gas Distribution  4.1%
     686,500   Energen Corp.                                              19,608,156
   1,971,592   KeySpan Corp.                                              75,166,945
   1,472,000   MCN Energy Group, Inc.                                     40,204,000
     794,300   NICOR, Inc.                                                30,630,194
     610,800   WGL Holdings, Inc.                                         16,911,525
                                                                    ----------------
                                                                         182,520,820
-------------------------------------------------------------------------------------
Gas Pipelines  17.0%
   2,298,900   Dynegy, Inc.                                              101,726,325
   1,581,500   El Paso Energy Corp.(b)                                    94,988,844
   1,821,700   Equitable Resources, Inc.                                 101,559,775
   3,039,950   Kinder Morgan, Inc.(b)                                    125,967,928
   9,135,460   Lattice Group PLC (United Kingdom)(a)                      19,406,389
     677,500   National Fuel Gas Co.                                      38,575,156
   4,285,800   Questar Corp.                                             119,466,675
   1,446,300   Western Gas Resources, Inc.                                35,163,169
   3,471,022   Williams Companies, Inc.                                  122,787,403
                                                                    ----------------
                                                                         759,641,664
-------------------------------------------------------------------------------------
Oil & Gas Exploration/Production  8.2%
     955,500   Anadarko Petroleum Corp.(b)                                56,852,250
   2,127,092   BG Group PLC (ADR) (United Kingdom)(b)                     44,535,989
   1,982,850   Coastal Corp.                                             145,243,762
   1,100,000   Devon Energy Corp.(b)                                      54,175,000
   1,607,310   EEX Corp.                                                   5,424,671
     632,600   Kerr-McGee Corp.(b)                                        38,469,988
   1,484,300   Pioneer Natural Resources Co.                              21,522,350
                                                                    ----------------
                                                                         366,224,010

    8                                      See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Real Estate Investment Trust  0.9%
   1,774,900   Crescent Real Estate Equities Co.                    $     39,491,525
-------------------------------------------------------------------------------------
Telecommunications  16.6%
     728,100   ALLTEL Corp.                                               44,596,125
   3,265,000   Asia Global Crossing Ltd.(a)                               14,692,500
   2,273,500   AT&T Corp.                                                 44,617,437
     890,600   BellSouth Corp.                                            37,238,213
   2,188,200   CenturyTel, Inc.                                           76,997,287
     431,720   E.On AG (Germany)                                          24,465,687
   5,184,400   Global Crossing Ltd.(a)(b)                                 64,156,950
   1,334,400   Millicom International Cellular SA
                (Luxembourg)(a)(b)                                        30,024,000
   1,784,200   Nextel Communications, Inc.(a)(b)                          55,310,200
   1,359,481   Qwest Communications International, Inc.(a)                51,320,408
   1,438,450   SBC Communications, Inc.                                   79,024,847
     961,800   Telefonos de Mexico, SA (ADR) (Mexico)(b)                  45,084,375
   1,587,138   Verizon Communications, Inc.(b)                            89,177,316
     923,100   Vodafone Group PLC (ADR) (United Kingdom)(b)               31,616,175
   3,617,800   WorldCom, Inc.(a)                                          54,040,887
                                                                    ----------------
                                                                         742,362,407
-------------------------------------------------------------------------------------
Water Utilities  0.5%
   3,453,200   Azurix Corp.(a)                                            20,719,200
                                                                    ----------------
               Total common stocks (cost $3,009,482,311)               4,311,638,685
Preferred Stocks  0.9%
-------------------------------------------------------------------------------------
Gas Pipelines
     705,700   Kinder Morgan, Inc. (cost $30,345,100)                     38,813,500
                                                                    ----------------

    See Notes to Financial Statements                                      9

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Principal
Amount
(000)         Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
Bonds  0.1%
-------------------------------------------------------------------------------------
Electrical Power
$     5,000   Texas Utilities Electric Co.,
               9.75%, 5/1/21 (cost $5,000,000)                     $      5,276,900
                                                                   ----------------
              Total long-term investments (cost $3,044,827,411)       4,355,729,085
                                                                   ----------------
SHORT-TERM INVESTMENTS  10.3%
-------------------------------------------------------------------------------------
Commercial Paper  7.8%
              El Paso Natural Gas Co.(c)
      1,042   6.75%, 12/1/00                                              1,042,000
     29,505   6.72%, 12/7/00                                             29,471,954
      4,575   6.80%, 12/19/00                                             4,559,445
     13,830   Peco Energy Co.(c)
               7.05%, 12/1/00                                            13,830,000
     20,000   Aon Corp.(c)
               6.63%, 12/1/00                                            20,000,000
     47,195   Edison Asset Securitization, LLC(c)
               6.57%, 12/1/00                                            47,195,000
      3,697   Societe Generale(c)
               6.59%, 12/1/00                                             3,697,677
     17,000   Public Service Electric & Gas(c)
               6.84%, 12/6/00                                            17,006,460
              Tennessee Gas Pipeline(c)
     29,680   6.72%, 12/6/00                                             29,652,299
     15,500   6.78%, 12/13/00                                            15,464,970
     34,000   Infinity Broadcasting(c)
               6.77%, 12/7/00                                            33,961,637
     38,256   Variable Funding Capital Corp.(c)
               6.52%, 12/8/00                                            38,207,500
              Sears Roebuck Acceptance Corp.(c)
     15,000   6.90%, 12/13/00                                            14,965,500
     10,000   6.75%, 12/18/00                                             9,968,125
      5,000   6.83%, 12/19/00                                             4,982,925
     10,000   6.80%, 12/20/00                                             9,964,111

    10                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Principal
Amount
(000)         Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
$    13,000   Viacom, Inc.(c)
               6.83%, 12/15/00                                     $     12,965,471
     10,000   Falcon Asset Securitization Corp.(c)
               6.51%, 12/19/00                                            9,967,450
     10,000   Philips Petroleum(c)
               6.79%, 12/19/00                                            9,966,050
     20,990   Bombardier Capital, Inc.(c)
               6.80%, 12/21/00                                           20,910,704
                                                                   ----------------
              Total commercial paper (cost $347,779,278)                347,779,278
                                                                   ----------------
-------------------------------------------------------------------------------------
Repurchase Agreement  2.5%
    111,972   Joint Repurchase Agreement Account,
               6.50%, 12/1/00 (cost $111,972,000)                       111,972,000
                                                                   ----------------
              Total short-term investments (cost $459,751,278)          459,751,278
                                                                   ----------------
              Total Investments  107.8%
               (cost $3,504,578,689)                                  4,815,480,363
              Liabilities in excess of other assets  (7.8)%            (348,168,819)
                                                                   ----------------
              Net Assets  100%                                     $  4,467,311,544
                                                                   ----------------
                                                                   ----------------

------------------------------
(a) Non-income producing.
(b) Portion of securities on loan, see Note 4.
(c) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
ADR--American Depository Receipt.
AG--Aktiengesellschaft (German Corporation).
PLC--Public Limited Company (British Corporation).
SA-- Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French
    Corporation).
    See Notes to Financial Statements                                     11

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Statement of Assets and Liabilities

                                                                November 30, 2000
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $3,504,578,689)                      $ 4,815,480,363
Cash                                                                      52,266
Dividends and interest receivable                                      9,096,010
Receivable for securities lending                                      3,615,748
Receivable for investments sold                                        3,236,980
Receivable for Fund shares sold                                        2,171,997
Tax reclaim receivable                                                   551,868
Deferred expenses and other assets                                        75,228
                                                                -----------------
      Total assets                                                 4,834,280,460
                                                                -----------------
LIABILITIES
Payable to broker for collateral for securities on loan              344,853,986
Payable for investments purchased                                      7,098,951
Payable for Fund shares reacquired                                     6,093,321
Securities lending rebate payable                                      5,365,619
Distribution fee payable                                               1,507,612
Management fee payable                                                 1,483,941
Accrued expenses and other liabilities                                   372,414
Foreign withholding taxes payable                                        193,072
                                                                -----------------
      Total liabilities                                              366,968,916
                                                                -----------------
NET ASSETS                                                       $ 4,467,311,544
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par                                          $     3,251,762
   Paid-in capital in excess of par                                2,372,791,757
                                                                -----------------
                                                                   2,376,043,519
   Undistributed net investment income                                10,914,502
   Accumulated net realized gain on investments                      769,447,875
   Net unrealized appreciation on investments and foreign
      currencies                                                   1,310,905,648
                                                                -----------------
Net assets, November 30, 2000                                    $ 4,467,311,544
                                                                -----------------
                                                                -----------------

    12                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Statement of Assets and Liabilities Cont'd.

                                                                November 30, 2000
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($3,448,293,352 / 250,892,197 shares of common stock
      issued and outstanding)                                             $13.74
   Maximum sales charge (5% of offering price)                               .72
                                                                -----------------
   Maximum offering price to public                                       $14.46
                                                                -----------------
                                                                -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($916,870,642 / 66,852,649 shares of common
      stock issued and outstanding)                                       $13.71
                                                                -----------------
                                                                -----------------
Class C:
   Net asset value and redemption price per share
      ($35,725,280 / 2,604,859 shares of common stock
      issued and outstanding)                                             $13.71
   Sales charge (1% of offering price)                                       .14
                                                                -----------------
   Offering price to public                                               $13.85
                                                                -----------------
                                                                -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($66,422,270 / 4,826,526 shares of common stock
      issued and outstanding)                                             $13.76
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements                                     13

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Statement of Operations

                                                                      Year
                                                                      Ended
                                                                November 30, 2000
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $1,200,927)    $   125,345,024
   Interest                                                            3,905,805
   Income from securities loaned (net of rebate of
      $18,473,109)                                                     1,822,302
                                                                -----------------
      Total income                                                   131,073,131
                                                                -----------------
Expenses
   Management fee                                                     17,046,776
   Distribution fee--Class A                                           7,527,573
   Distribution fee--Class B                                          11,231,245
   Distribution fee--Class C                                             240,607
   Transfer agent's fees and expenses                                  4,521,000
   Reports to shareholders                                               552,000
   Custodian's fees and expenses                                         354,000
   Registration fees                                                     110,000
   Insurance                                                              62,000
   Directors' fees and expenses                                           45,000
   Legal fees and expenses                                                36,000
   Audit fees                                                             32,000
   Miscellaneous                                                          56,251
                                                                -----------------
      Total expenses                                                  41,814,452
                                                                -----------------
Net investment income                                                 89,258,679
                                                                -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                           858,997,541
   Foreign currency transactions                                        (699,370)
                                                                -----------------
                                                                     858,298,171
                                                                -----------------
Net change in unrealized appreciation on:
   Investments                                                        91,495,457
   Foreign currencies                                                     13,941
                                                                -----------------
                                                                      91,509,398
                                                                -----------------
Net gain on investments and foreign currencies                       949,807,569
                                                                -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $ 1,039,066,248
                                                                -----------------
                                                                -----------------

    14                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Statement of Changes in Net Assets

                                                    Eleven Months
                                    Year Ended          Ended           Year Ended
                                   November 30,      November 30,      December 31,
                                       2000              1999              1998
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS
Operations
 Net investment income            $   89,258,679    $   88,135,214    $  101,425,211
 Net realized gain on
   investments and foreign
   currency transactions             858,298,171       401,848,174       392,411,532
 Net change in unrealized
   appreciation/
   depreciation of investments
   and foreign currencies             91,509,398      (349,278,639)     (137,310,063)
                                  --------------    --------------    --------------
 Net increase in net assets
   resulting from operations       1,039,066,248       140,704,749       356,526,680
                                  --------------    --------------    --------------
Dividends and distributions
                  (Note 1):
 Dividends from net investment
   income
   Class A                           (50,699,097)      (64,280,177)      (68,056,406)
   Class B                           (11,701,088)      (25,800,181)      (37,778,258)
   Class C                              (267,238)         (392,291)         (384,643)
   Class Z                              (908,082)       (1,080,264)       (1,307,870)
                                  --------------    --------------    --------------
                                     (63,575,505)      (91,552,913)     (107,527,177)
                                  --------------    --------------    --------------
 Distributions in excess of net
   investment income
   Class A                                    --        (2,268,012)               --
   Class B                                    --          (910,314)               --
   Class C                                    --           (13,841)               --
   Class Z                                    --           (38,115)               --
                                  --------------    --------------    --------------
                                              --        (3,230,282)               --
                                  --------------    --------------    --------------
 Distributions from net realized
   capital gains
   Class A                           (49,791,856)     (257,055,029)     (197,560,744)
   Class B                           (16,839,440)     (144,261,482)     (153,950,412)
   Class C                              (340,945)       (2,290,179)       (1,758,047)
   Class Z                              (835,111)       (3,815,172)       (3,456,422)
                                  --------------    --------------    --------------
                                     (67,807,352)     (407,421,862)     (356,725,625)
                                  --------------    --------------    --------------

    See Notes to Financial Statements                                     15

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Statement of Changes in Net Assets Cont'd.

                                                    Eleven Months
                                    Year Ended          Ended           Year Ended
                                   November 30,      November 30,      December 31,
                                       2000              1999              1998
------------------------------------------------------------------------------------
Fund share transactions (net of
 share conversions) (Note 6)
 Net proceeds from shares sold    $  352,931,905    $  338,658,783    $  598,995,199
 Net asset value of shares
   issued in reinvestment of
   dividends and distributions       438,445,591       141,116,049       426,138,453
 Cost of shares reacquired        (1,033,369,198)   (1,120,939,298)     (883,989,695)
                                  --------------    --------------    --------------
 Net increase (decrease) in net
   assets from Fund share
   transactions                     (241,991,702)     (641,164,466)      141,143,957
                                  --------------    --------------    --------------
Total increase (decrease)            665,691,689    (1,002,664,774)       33,417,835
NET ASSETS
Beginning of period                3,801,619,855     4,804,284,629     4,770,866,794
                                  --------------    --------------    --------------
End of period(a)                  $4,467,311,544    $3,801,619,855    $4,804,284,629
                                  --------------    --------------    --------------
                                  --------------    --------------    --------------------------------------------
(a) Includes undistributed net
    investment income of:         $   10,914,502    $           --    $    3,417,699
                                  --------------    --------------    --------------

    16                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements

      Prudential Sector Funds, Inc. (the 'Company'), is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company presently consists of four separate portfolios, one of which is Prudential Utility Fund (the 'Fund'). The financial statements of the other portfolios are not presented herein. Subsequent to December 31, 1998, the Company changed its fiscal year-end to November 30. The Fund is diversified and its investment objective is to seek total return through a combination of income and capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity and debt securities of utility companies. Utility companies include electric, gas, gas pipeline, telephone, telecommunications, water, cable, airport, seaport and toll road companies. The ability of issuers of certain debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange and NASDAQ
National Market System securities are valued at the last reported sales price on the exchange or system on which they are traded or, if no sale was reported on that date, at the mean between the last reported bid and asked prices or at the bid price on such day in the absence of an asked price. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued by an independent pricing agent or principal market maker. Corporate bonds (other than convertible) and U.S. government securities are valued on the basis of valuations provided by an independent pricing agent or principal market maker. Convertible debt securities are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options are valued at the mean between the most recently quoted bid and asked prices on the exchange on which they are traded. Futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or, if there was no sale on such day at the mean between the most recently quoted bid and asked prices. Short-term securities which mature in more than 60 days are valued based on current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager or subadviser.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Company's policy that its custodian
                                                                          17

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements Cont'd.

or designated subcustodians under triparty repurchase agreements, as the case may be, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      All securities are valued as of 4:15 P.M., New York time.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the year.

      Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities, disposition of foreign currency, gains or losses realized between the trade and settlement dates of security transactions, and the difference between amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of unrealized appreciation or depreciation on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of investments and foreign currencies are calculated on the identified cost basis. Dividend income is
    18

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements Cont'd.

recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes discount on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company's expenses are allocated to the respective Funds on the basis of relative net assets except for expenses that are charged directly at a Fund level.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    Dividends from net investment income are
declared and paid quarterly. The Fund will distribute at least annually any net capital gains in excess of capital loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Securities Lending:    The Fund may lend securities to broker-dealers. The
loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation, net of any rebate, for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan.

      Taxes:    For federal income tax purposes, each fund in the Company is treated as a separate taxpaying entity. It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Reclassification of Capital Accounts:    The Company accounts for and
reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and
                                                                          19

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements Cont'd.

Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect for the Fund of applying this statement was to decrease undistributed net investment income by $11,392,814, decrease accumulated net realized gain on investments by $86,397,473 and increase paid-in capital by $97,790,287 for realized foreign currency losses and redemptions utilized as distributions for federal income tax purposes during the year ended November 30, 2000. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. Pursuant to a subadvisory agreement between PIFM and The Prudential Investment Corporation ('PIC'), PIC furnished investment advisory services in connection with the management of the Fund through September 17, 2000. Effective September 18, 2000, the Board of Directors terminated the subadvisory agreement with PIC, and PIFM entered into a subadvisory agreement with Jennison Associates LLC ('Jennison'), pursuant to which Jennison is paid under the same terms as PIC was paid by PIFM. PIFM paid for the services of PIC and Jennison, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly at an annual rate of .60% of the Fund's average daily net assets up to $250 million,
 .50% of the next $500 million, .45% of the next $750 million, .40% of the next $500 million, .35% of the next $2 billion, .325% of the next $2 billion and .30% of the average daily net assets of the Fund in excess of $6 billion.

      The Company has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Company compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses
    20

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements Cont'd.

under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended November 30, 2000.

      PIMS has advised the Fund that it received approximately $588,700 and $139,500 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended November 30, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended November 30, 2000, it received approximately $1,319,700 and $18,000 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

      PIFM, PIC, PIMS, PSI, and Jennsion are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Company, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility.

      The Fund utilized the line of credit during the year ended November 30, 2000. The average daily balance the Fund had outstanding during the year was approximately $2,782,000 at a weighted average interest rate of approximately 6.0738%.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Company's transfer agent. During the year ended November 30, 2000, the Fund incurred fees of approximately $3,534,800 for the services of PMFS. As of November 30, 2000, approximately $261,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

      For the year ended November 30, 2000, PSI earned approximately $185,100 in brokerage commissions from portfolio transactions executed on behalf of the Fund.
                                                                          21

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements Cont'd.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended November 30, 2000, were $1,478,920,346 and $1,289,674,372, respectively.

      The cost basis of investments for federal income tax purposes at November 30, 2000 was $3,505,263,322 and accordingly net unrealized appreciation for federal income tax purposes was $1,310,217,041 (gross unrealized appreciation-$1,575,277,380; gross unrealized depreciation-$265,060,339).

      As of November 30, 2000, the Fund had securities on loan with an aggregate market value of $322,805,774. The Fund received $344,853,986 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Prudential Securities Incorporated ('PSI') is the securities lending agent for the Fund. For the year ended November 30, 2000, PSI has been compensated approximately $561,200 for these services. As of November 30, 2000, approximately $293,900 of such compensation was due to PSI.

      The Fund will elect, for United States Federal income tax purposes, to treat net currency losses of $34,923 incurred in November 2000 as having been incurred in the following fiscal year.

Note 5. Joint Repurchase Agreement Account
The Company, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of November 30, 2000, the Fund had a 12.72% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represents $111,972,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

      ABN AMRO Incorporated, 6.49%, in the principal amount of $140,000,000, repurchase price $140,025,239, due 12/1/00. The value of the collateral including accrued interest was $142,800,106.

      Bear, Stearns & Co. Inc., 6.49%, in the principal amount of $150,000,000, repurchase price $150,027,041, due 12/1/00. The value of the collateral including accrued interest was $154,187,553.

      Chase Securities Inc., 6.49%, in the principal amount of $170,000,000, repurchase price $170,030,647, due 12/1/00. The value of the collateral including accrued interest was $173,403,728.
    22

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements Cont'd.

      Credit Suisse First Boston Corp., 6.54%, in the principal amount of $50,000,000, repurchase price $50,009,083, due 12/1/00. The value of the collateral including accrued interest was $51,721,692.

      Deutsche Bank Alex Brown, 6.53%, in the principal amount of $115,305,000, repurchase price $115,325,915, due 12/1/00. The value of the collateral including accrued interest was $117,611,817.

      UBS Warburg, 6.49%, in the principal amount of $255,000,000, repurchase price $255,045,970, due 12/1/00. The value of the collateral including accrued interest was $260,101,709.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 800 million shares of $.01 par value per share common stock authorized which consists of 400 million shares of Class A common stock, 300 million shares of Class B common stock, 50 million shares of Class C common stock and 50 million shares of Class Z common stock.

      Transactions in shares of common stock were as follows:

Class A                                                     Shares           Amount
-------------------------------------------------------  ------------    ---------------
Year ended November 30, 2000:
Shares sold                                                11,025,716    $   143,872,777
Shares issued in reinvestment of dividends and
  distributions                                            25,690,393        296,464,794
Shares reacquired                                         (54,550,483)      (664,213,171)
                                                         ------------    ---------------
Net increase/decrease in shares outstanding before
  conversion                                              (17,834,374)      (223,875,600)
Shares issued upon conversion from Class B                 47,256,694        597,468,340
                                                         ------------    ---------------
Net increase/decrease in shares outstanding                29,422,320    $   373,592,740
                                                         ------------    ---------------
                                                         ------------    ---------------

                                                                          23

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements Cont'd.

Class A                                                     Shares           Amount
-------------------------------------------------------  ------------    ---------------
Eleven months ended November 30, 1999:
Shares sold                                                14,785,271    $   181,083,952
Shares issued in reinvestment of dividends and
  distributions                                             7,855,395         89,975,001
Shares reacquired                                         (44,526,267)      (531,780,531)
                                                         ------------    ---------------
Net increase/decrease in shares outstanding before
  conversion                                              (21,885,601)      (260,721,578)
Shares issued upon conversion from Class B                 16,038,997        193,752,614
                                                         ------------    ---------------
Net increase/decrease in shares outstanding                (5,846,604)   $   (66,968,964)
                                                         ------------    ---------------
                                                         ------------    ---------------
Year ended December 31, 1998:
Shares sold                                                19,037,525    $   237,779,818
Shares issued in reinvestment of dividends and
  distributions                                            19,621,888        242,393,959
Shares reacquired                                         (29,837,592)      (374,504,596)
                                                         ------------    ---------------
Net increase/decrease in shares outstanding before
  conversion                                                8,821,821        105,669,181
Shares issued upon conversion from Class B                  9,025,214        109,890,889
                                                         ------------    ---------------
Net increase/decrease in shares outstanding                17,847,035    $   215,560,070
                                                         ------------    ---------------
                                                         ------------    ---------------
Class B
-------------------------------------------------------
Year ended November 30, 2000:
Shares sold                                                11,138,080    $   138,615,329
Shares issued in reinvestment of dividends and
  distributions                                            11,847,716        134,721,681
Shares reacquired                                         (27,348,020)      (323,820,592)
                                                         ------------    ---------------
Net increase/decrease in shares outstanding before
  conversion                                               (4,362,224)       (50,483,582)
Shares reacquired upon conversion into Class A            (47,325,789)      (597,468,340)
                                                         ------------    ---------------
Net increase/decrease in shares outstanding               (51,688,013)   $  (647,951,922)
                                                         ------------    ---------------
                                                         ------------    ---------------
Eleven months ended November 30, 1999:
Shares sold                                                10,783,081    $   126,624,035
Shares issued in reinvestment of dividends and
  distributions                                             4,297,088         48,815,688
Shares reacquired                                         (45,653,985)      (543,633,642)
                                                         ------------    ---------------
Net increase/decrease in shares outstanding before
  conversion                                              (30,573,816)      (368,193,919)
Shares reacquired upon conversion into Class A            (16,065,511)      (193,752,614)
                                                         ------------    ---------------
Net increase/decrease in shares outstanding               (46,639,327)   $  (561,946,533)
                                                         ------------    ---------------
                                                         ------------    ---------------
Year ended December 31, 1998:
Shares sold                                                24,489,734    $   307,013,338
Shares issued in reinvestment of dividends and
  distributions                                            14,344,999        177,016,698
Shares reacquired                                         (37,529,567)      (468,939,125)
                                                         ------------    ---------------
Net increase/decrease in shares outstanding before
  conversion                                                1,305,166         15,090,911
Shares reacquired upon conversion into Class A             (9,136,008)      (109,890,889)
                                                         ------------    ---------------
Net increase/decrease in shares outstanding                (7,830,842)   $   (94,799,978)
                                                         ------------    ---------------
                                                         ------------    ---------------

    24

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements Cont'd.

Class C                                                     Shares           Amount
-------------------------------------------------------  ------------    ---------------
Year ended November 30, 2000:
Shares sold                                                 1,480,808    $    19,631,252
Shares issued in reinvestment of dividends and
  distributions                                               197,836          2,268,543
Shares reacquired                                            (938,822)       (11,234,723)
                                                         ------------    ---------------
Net increase/decrease in shares outstanding                   739,822    $    10,665,072
                                                         ------------    ---------------
                                                         ------------    ---------------
Eleven months ended November 30, 1999:
Shares sold                                                 1,061,776    $    12,462,807
Shares issued in reinvestment of dividends and
  distributions                                                62,086            706,720
Shares reacquired                                          (1,506,051)       (17,415,310)
                                                         ------------    ---------------
Net increase/decrease in shares outstanding                  (382,189)   $    (4,245,783)
                                                         ------------    ---------------
                                                         ------------    ---------------
Year ended December 31, 1998:
Shares sold                                                 1,692,797    $    21,154,562
Shares issued in reinvestment of dividends and
  distributions                                               161,515          1,983,980
Shares reacquired                                            (701,686)        (8,661,428)
                                                         ------------    ---------------
Net increase/decrease in shares outstanding                 1,152,626    $    14,477,114
                                                         ------------    ---------------
                                                         ------------    ---------------
Class Z
-------------------------------------------------------
Year ended November 30, 2000:
Shares sold                                                 3,934,995    $    50,812,547
Shares issued in reinvestment of dividends and
  distributions                                               429,254          4,990,573
Shares reacquired                                          (2,731,750)       (34,100,712)
                                                         ------------    ---------------
Net increase/decrease in shares outstanding                 1,632,499    $    21,702,408
                                                         ------------    ---------------
                                                         ------------    ---------------
Eleven months ended November 30, 1999:
Shares sold                                                 1,557,947    $    18,487,989
Shares issued in reinvestment of dividends and
  distributions                                               141,150          1,618,640
Shares reacquired                                          (2,370,022)       (28,109,815)
                                                         ------------    ---------------
Net increase/decrease in shares outstanding                  (670,925)   $    (8,003,186)
                                                         ------------    ---------------
                                                         ------------    ---------------
Year ended December 31, 1998:
Shares sold                                                 2,632,084    $    33,047,481
Shares issued in reinvestment of dividends and
  distributions                                               383,622          4,743,816
Shares reacquired                                          (2,547,360)       (31,884,546)
                                                         ------------    ---------------
Net increase/decrease in shares outstanding                   468,346    $     5,906,751
                                                         ------------    ---------------
                                                         ------------    ---------------

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights

                                                                    Class A
                                                              --------------------
                                                                      Year
                                                                     Ended
                                                              November 30, 2000(b)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $11.02
                                                                    -------
Income from investment operations
Net investment income                                                   .29
Net realized and unrealized gains (losses) on investment
   and foreign currency transactions                                   2.85
                                                                    -------
      Total from investment operations                                 3.14
                                                                    -------
Less distributions
Dividends from net investment income                                   (.21)
Distributions in excess of net investment income                         --
Distributions from net realized gains                                  (.21)
                                                                    -------
      Total distributions                                              (.42)
                                                                    -------
Net asset value, end of period                                       $13.74
                                                                    -------
                                                                    -------
TOTAL RETURN(a)                                                       28.85%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000,000)                                  $3,348
Average net assets (000,000)                                         $3,011
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees(d)                                                           .79%
   Expenses, excluding distribution and service (12b-1)
      fees                                                              .54%
   Net investment income                                               2.30%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                               31%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) The distributor of the Fund has agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
    26                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights Cont'd.

                                                Class A
-------------------------------------------------------------------------------------------------------
Eleven Months
    Ended
November 30,                                  Year Ended December 31,
   1999(b)            1998(b)              1997(b)              1996(b)                1995
-------------------------------------------------------------------------------------------------------
   $ 12.06             $12.33               $10.88               $ 9.87               $ 8.27
-------------         -------              -------              -------              -------
       .27                .30                  .34                  .32                  .30
       .14                .69                 2.53                 1.80                 1.79
-------------         -------              -------              -------              -------
       .41                .99                 2.87                 2.12                 2.09
-------------         -------              -------              -------              -------
      (.27)              (.32)                (.32)                (.32)                (.30)
      (.03)           --                   --                   --                   --
     (1.15)              (.94)               (1.10)                (.79)                (.19)
-------------         -------              -------              -------              -------
     (1.45)             (1.26)               (1.42)               (1.11)                (.49)
-------------         -------              -------              -------              -------
   $ 11.02             $12.06               $12.33               $10.88               $ 9.87
-------------         -------              -------              -------              -------
-------------         -------              -------              -------              -------
      3.64%              7.98%               27.77%               22.09%               25.74%
   $ 2,440             $2,741               $2,583               $2,023               $1,709
   $ 2,691             $2,652               $2,201               $1,786               $1,440
       .78%(c)            .78%                 .82%                 .86%                 .88%
       .53%(c)            .53%                 .57%                 .61%                 .63%
      2.45%(c)           2.43%                2.95%                3.10%                3.12%
        19%                17%                  15%                  17%                  14%

    See Notes to Financial Statements                                     27

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights

                                                                    Class B
                                                              --------------------
                                                                      Year
                                                                     Ended
                                                              November 30, 2000(b)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $11.02
                                                                    -------
Income from investment operations
Net investment income                                                   .21
Net realized and unrealized gains (losses) on investment
   and foreign currency transactions                                   2.83
                                                                    -------
      Total from investment operations                                 3.04
                                                                    -------
Less distributions
Dividends from net investment income                                   (.14)
Distributions in excess of net investment income                         --
Distributions from net realized gains                                  (.21)
                                                                    -------
      Total distributions                                              (.35)
                                                                    -------
Net asset value, end of period                                       $13.71
                                                                    -------
                                                                    -------
TOTAL RETURN(a)                                                       27.81%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000,000)                                  $  917
Average net assets (000,000)                                         $1,123
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                             1.54%
   Expenses, excluding distribution and service (12b-1)
      fees                                                              .54%
   Net investment income                                               1.63%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
    28                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights Cont'd.

                                                Class B
-------------------------------------------------------------------------------------------------------
Eleven Months
    Ended
November 30,                                  Year Ended December 31,
   1999(b)            1998(b)              1997(b)              1996(b)                1995
-------------------------------------------------------------------------------------------------------
   $ 12.05             $12.32               $10.88               $ 9.87               $ 8.26
-------------         -------              -------              -------              -------
       .19                .21                  .25                  .24                  .22
       .13                .69                 2.53                 1.80                 1.80
-------------         -------              -------              -------              -------
       .32                .90                 2.78                 2.04                 2.02
-------------         -------              -------              -------              -------
      (.19)              (.23)                (.24)                (.24)                (.22)
      (.01)                --                   --                   --                   --
     (1.15)              (.94)               (1.10)                (.79)                (.19)
-------------         -------              -------              -------              -------
     (1.35)             (1.17)               (1.34)               (1.03)                (.41)
-------------         -------              -------              -------              -------
   $ 11.02             $12.05               $12.32               $10.88               $ 9.87
-------------         -------              -------              -------              -------
-------------         -------              -------              -------              -------
      2.98%              7.18%               26.80%               21.16%               24.80%
   $ 1,306             $1,990               $2,132               $2,137               $2,355
   $ 1,691             $2,120               $2,059               $2,184               $2,450
      1.53%(c)           1.53%                1.57%                1.61%                1.63%
       .53%(c)            .53%                 .57%                 .61%                 .63%
      1.71%(c)           1.67%                2.20%                2.35%                2.37%

    See Notes to Financial Statements                                     29

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights

                                                                    Class C
                                                              --------------------
                                                                      Year
                                                                     Ended
                                                              November 30, 2000(b)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $  11.02
                                                                    --------
Income from investment operations
Net investment income                                                    .19
Net realized and unrealized gains (losses) on investment
   and foreign currency transactions                                    2.85
                                                                    --------
      Total from investment operations                                  3.04
                                                                    --------
Less distributions
Dividends from net investment income                                    (.14)
Distributions in excess of net investment income                          --
Distributions from net realized gains                                   (.21)
                                                                    --------
      Total distributions                                               (.35)
                                                                    --------
Net asset value, end of period                                      $  13.71
                                                                    --------
                                                                    --------
TOTAL RETURN(a)                                                        27.81%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                     $ 35,725
Average net assets (000)                                            $ 24,061
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.54%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .54%
   Net investment income                                                1.54%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
    30                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights Cont'd.

                                                Class C
-------------------------------------------------------------------------------------------------------
Eleven Months
    Ended
November 30,                                  Year Ended December 31,
   1999(b)            1998(b)              1997(b)              1996(b)                1995
-------------------------------------------------------------------------------------------------------
   $ 12.05            $  12.32             $  10.88              $ 9.87               $ 8.26
-------------         --------             --------             -------              -------
       .19                 .21                  .25                 .24                  .22
       .13                 .69                 2.53                1.80                 1.80
-------------         --------             --------             -------              -------
       .32                 .90                 2.78                2.04                 2.02
-------------         --------             --------             -------              -------
      (.19)               (.23)                (.24)               (.24)                (.22)
      (.01)                 --                   --                  --                   --
     (1.15)               (.94)               (1.10)               (.79)                (.19)
-------------         --------             --------             -------              -------
     (1.35)              (1.17)               (1.34)              (1.03)                (.41)
-------------         --------             --------             -------              -------
   $ 11.02            $  12.05             $  12.32              $10.88               $ 9.87
-------------         --------             --------             -------              -------
-------------         --------             --------             -------              -------
      2.98%               7.18%               26.80%              21.16%               24.80%
   $20,550            $ 27,072             $ 13,490              $6,001               $3,455
   $24,448            $ 20,309             $  9,424              $4,517               $2,181
      1.53%(c)            1.53%                1.57%               1.61%                1.63%
       .53%(c)             .53%                 .57%                .61%                 .63%
      1.71%(c)            1.71%                2.20%               2.35%                2.37%

    See Notes to Financial Statements                                     31

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights Cont'd.

                                                                    Class Z
                                                              --------------------
                                                                      Year
                                                                     Ended
                                                              November 30, 2000(b)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $  11.02
                                                                    --------
Income from investment operations
Net investment income                                                    .31
Net realized and unrealized gains (losses) on investment
   and foreign currency transactions                                    2.87
                                                                    --------
      Total from investment operations                                  3.18
                                                                    --------
Less distributions
Dividends from net investment income                                    (.23)
Distributions in excess of net investment income                          --
Distributions from net realized gains                                   (.21)
                                                                    --------
      Total distributions                                               (.44)
                                                                    --------
Net asset value, end of period                                      $  13.76
                                                                    --------
                                                                    --------
TOTAL RETURN(a)                                                        29.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                     $ 66,422
Average net assets (000)                                            $ 48,486
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               .54%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .54%
   Net investment income                                                2.51%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Commencement of offering of Class Z shares.
    32                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights Cont'd.

                                  Class Z
----------------------------------------------------------------------------
Eleven Months                                               March 1, 1996(d)
    Ended                                                       Through
November 30,             Year Ended December 31,              December 31,
   1999(b)            1998(b)              1997(b)              1996(b)
----------------------------------------------------------------------------
   $ 12.07            $  12.34             $  10.88             $  10.05
-------------         --------             --------             --------
       .30                 .34                  .36                  .29
       .13                 .69                 2.54                 1.67
-------------         --------             --------             --------
       .43                1.03                 2.90                 1.96
-------------         --------             --------             --------
      (.30)               (.36)                (.34)                (.34)
      (.03)                 --                   --                   --
     (1.15)               (.94)               (1.10)                (.79)
-------------         --------             --------             --------
     (1.48)              (1.30)               (1.44)               (1.13)
-------------         --------             --------             --------
   $ 11.02            $  12.07             $  12.34             $  10.88
-------------         --------             --------             --------
-------------         --------             --------             --------
      3.91%               8.24%               28.15%               20.11%
   $35,201            $ 46,642             $ 41,904             $ 34,446
   $42,002            $ 46,093             $ 35,994             $ 34,291
       .53%(c)             .53%                 .57%                 .61%(c)
       .53%(c)             .53%                 .57%                 .61%(c)
      2.70%(c)            2.68%                3.20%                3.35%(c)

    See Notes to Financial Statements                                     33

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Report of Independent Accountants

To the Shareholders and Board of Directors of Prudential Sector Funds, Inc.--
Prudential Utility Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Sector Funds, Inc.--Prudential Utility Fund (the 'Fund') at November 30, 2000, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
January 17, 2001
    34

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Tax Information (Unaudited)

      We are required by Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (November 30, 2000) as to the federal tax status of dividends paid by the Fund during its fiscal year ended November 30, 2000.

      During the fiscal year ended November 30, 2000, the Fund paid dividends of $.42 per Class A share, $.35 per Class B share, $.35 per Class C share and $.44 per Class Z share. Of these amounts, $.21 per Class A, B, C and Z shares represent distributions from long-term capital gains which is taxable at 20% rate gain. The remaining $.21 per Class A share, $.14 per Class B share, $.14 per Class C share and $.23 per Class Z share represent dividends from ordinary income (net investment income and short-term capital gains). The Fund utilized redemptions as distributions in the amount of $0.03, $0.02 and $0.25 of ordinary income, short-term capital gains and long-term capital gains, respectively, for each class of shares. Further, we wish to advise you that 82.94% of the ordinary income dividends paid in the fiscal year ended November 30, 2000, qualified for the corporate dividends received deduction available to corporate taxpayers.

      For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.

Prudential Utility Fund

    Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Prudential Value Fund
Target Funds
  Large Capitalization Growth Fund
  Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
  Small Capitalization Growth Fund
  Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund
Target Funds
  International Equity Fund

Strategic Partners Series
Strategic Partners Focused Growth Fund
Strategic Partners New Era Growth Fund

BALANCED/ALLOCATION FUNDS
Prudential Diversified Funds
  Conservative Growth Fund
  Moderate Growth Fund
  High Growth Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund
           www.prudential.com  (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
  Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
  Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
Prudential Municipal Series Fund
  Florida Series
  New Jersey Series
  New York Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
  Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  New Jersey Money Market Series
  New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
COMMAND Government Fund
COMMAND Money Fund
COMMAND Tax-Free Fund

Prudential Utility Fund

Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this-- they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

WE THINK THAT'S A MISTAKE
At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

PERFORMANCE AT A GLANCE
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats.
You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information.
Please keep in mind that past performance is not indicative of future results.

          www.prudential.com  (800) 225-1852

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful-- strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

PORTFOLIO OF INVESTMENTS
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment Adviser's Report" section that doesn't appear in this listing because it was sold before the close of the reporting period.

STATEMENT OF ASSETS AND LIABILITIES
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

STATEMENT OF OPERATIONS
This is the income statement, which details income
(mostly interest and dividends earned) and expenses
(including what you pay us to manage your money).
You'll also see capital gains here--both realized and unrealized.

Prudential Utility Fund

Getting the Most from Your Prudential Mutual Fund

STATEMENT OF CHANGES IN NET ASSETS
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

NOTES TO FINANCIAL STATEMENTS
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

FINANCIAL HIGHLIGHTS
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

INDEPENDENT ACCOUNTANT'S REPORT
Once a year, an independent accountant looks over our books and certifies that the financial statements are fairly presented in accordance with generally accepted accounting principles.

TAX INFORMATION
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

           www.prudential.com  (800) 225-1852

PERFORMANCE COMPARISON
These charts are included in the annual report and are required by the Securities Exchange Commission.
Performance is presented here as a hypothetical
$10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing.
A definition of the selected index is also provided.
Investors cannot invest directly in an index.

Prudential Utility Fund

Class A     Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 11/30/00
                      One Year     Five Years    Ten Years      Since Inception
                                                                   (1/22/90)
With Sales Charge      22.41%        17.27%        14.43%            13.06%
Without Sales Charge   28.85%        18.48%        15.01%            13.59%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the ten-year period. The graph compares a $10,000 investment in the Prudential Utility Fund
(Class A shares) with a similar investment in the Standard & Poor's 500 Composite Stock Price Index
(S&P 500 Index) by portraying the initial account values at 11/30/90, and the account values at the end of the current fiscal year (November 30, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial
$10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P
500 Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of utility stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

                www.prudential.com  (800) 225-1852

Class B     Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 11/30/00
                      One Year     Five Years    Ten Years      Since Inception
                                                                   (8/10/81)
With Sales Charge      22.81%        17.50%        14.14%           16.35%
Without Sales Charge   27.81%        17.60%        14.14%           16.35%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the ten-year period. The graph compares a $10,000 investment in the Prudential Utility Fund (Class B shares) with a similar investment in the S&P 500
Index by portraying the initial account values at 11/30/90, and the account values at the end of the current fiscal year (November 30, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on November 30, 2000; (b) all recurring fees (including management fees) were deducted; and
(c) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase.
This conversion feature is not reflected in the graph.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P
500 Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The
Index is not the only one that may be used to characterize performance of utility stock funds.
Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Utility Fund

Class C     Growth of a $10,000 Investment
   (GRAPH)

Average Annual Total Returns as of 11/30/00
                      One Year     Five Years     Ten Years     Since Inception
With Sales Charge      25.53%        17.37%          N/A             15.64%
Without Sales Charge   27.81%        17.60%          N/A             15.82%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential Utility Fund
(Class C shares) with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations of Class C shares, and the account values at the end of the current fiscal year (November 30, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on November 30, 2000; (c) all recurring fees (including management fees) were deducted; and
(d) all dividends and distributions were reinvested.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P
500 Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund.
The securities that comprise the Index may differ substantially from the securities in the Fund. The
Index is not the only one that may be used to characterize performance of utility stock funds.
Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

             www.prudential.com  (800) 225-1852

Class Z     Growth of a $10,000 Investment
   (GRAPH)

Average Annual Total Returns as of 11/30/00
                      One Year     Five Years     Ten Years     Since Inception
With Sales Charge      29.13%         N/A            N/A             18.45%
Without Sales Charge   29.13%         N/A            N/A             18.45%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential Utility Fund
(Class Z shares) with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations of Class Z shares, and the account values at the end of the current fiscal year (November 30, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P
500 Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund.
The securities that comprise the Index may differ substantially from the securities in the Fund. The
Index is not the only one that may be used to characterize performance of utility stock funds.
Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
http://www.prudential.com

Directors
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
W. Scott McDonald, Jr.
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
William V. Healey, Assistant Secretary
Jonathan D. Shain, Assistant Secretary

Manager
Prudential Investments
   Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Fund Symbols     NASDAQ        CUSIP
  Class A        PRUAX       74437K814
  Class B        PRUTX       74437K822
  Class C        PCUFX       74437K830
  Class Z        PRUZX       74437K848

MF105E

(LOGO) Printed on Recycled Paper

ANNUAL REPORT   SEPTEMBER 30, 2000

Global Utility Fund, Inc.
Fund Type Global stock

(GRAPHIC)

Objective Total return

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Build on the Rock

Investment Goals and Style

Global Utility Fund invests primarily in the stocks and bonds of utility companies from around the world.
The Fund seeks to provide total return, without incurring undue risk, by investing primarily in income-producing securities. There can be no assurance that the Fund will achieve its investment objective.
Investors should also keep in mind that there are special risks associated with foreign investing (such as currency fluctuations and social, political, and economic developments) and with investing in utility securities.

Geographic Concentration
Expressed as a percentage of
net assets as of 9/30/00
69.8% United States
 5.7  Canada
 4.3  United Kingdom
 2.3  Mexico
 1.8  Spain
 1.7  Korea
 1.7  Australia
 1.4  Japan
 1.3  Finland
 1.3  China
 1.2  Brazil
 1.1  France
 1.0  Italy
 1.0  Greece
 0.9  Chile
 0.9  Netherlands
 0.8  Poland
 0.8  India
 0.7  Denmark
 0.4  The Philippines
 0.4  New Zealand
 0.2  Argentina
-0.7  Liabilities in excess

Five Largest Holdings
Expressed as a percentage of
net assets as of 9/30/00
 3.9% Unicom Corp.
      Electrical Utilities
 3.9  Calpine Corp.
      Electrical Utilities
 3.6  El Paso Energy Corp.
      Gas Utilities
 3.5  SBC Communications, Inc.
      Telecommunications
 3.1  FPL Group, Inc.
      Electrical Utilities

Holdings are subject to change.


Portfolio Composition
Sectors expressed as a percentage of
net assets as of 9/30/00
39.9% Telecommunications
39.1  Electric Utilities
15.4  Gas Utilities
 2.6  Water Utilities & Other
 3.0  Cash & Equivalents
                www.prudential.com  (800) 225-1852

Performance at a Glance

Cumulative Total Returns1    As of 9/30/00

                                One         Five      Ten       Since
                                Year       Years     Years    Inception2
Class A                        0.27%       80.08%   258.51%     250.01%
Class B                       -0.42        73.63      N/A       182.31
Class C                       -0.42        73.63      N/A        94.15
Class Z                        0.56         N/A       N/A        57.54
FT/S&P Actuaries
World Utilities Index 3        1.75       111.64    308.62        **
Lipper Utility Fund Avg.4     22.65       124.99    312.03       ***

Average Annual Total Returns1        As of 9/30/00

                                One         Five      Ten       Since
                                Year       Years     Years    Inception2
Class A                        -4.74%      11.34%    13.04%     11.83%
Class B                        -5.40       11.54      N/A       11.49
Class C                        -2.40       11.44      N/A       11.18
Class Z                         0.56        N/A       N/A       12.74

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 1Source: Prudential Investments Fund Management
LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares, and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years for Class B shares. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.
Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

 2Inception dates: Class A, 1/2/90; Class B,
3/18/91; Class C, 8/1/94; and Class Z, 12/16/96.
The Fund operated as a closed-end fund from its inception until February 1, 1991.

 3Source: Goldman, Sachs & Co. The Financial Times
(FT) World Utilities (all equity) Index currently comprises approximately 191 world utility stocks representing approximately 32 countries. Investors cannot invest directly in an index.

 4Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the Utility Fund category. Utility funds invest 65% of their equity portfolios in utility shares. The Lipper average is unmanaged.

 **The FT World Utilities (all equity) Index Since
Inception returns are 243.16% for Class A, 243.13% for Class B, 134.01% for Class C, and 88.13% for
Class Z.

 ***Lipper Since Inception returns are 275.07% for
Class A, 254.38% for Class B, 167.17% for Class C,
and 90.06% for Class Z, based on all funds in each
share class. The Lipper Since Inception returns
begin at the closest month end for each share
class.
                                   1

Global Utility Fund, Inc.

      Annual Report     September 30, 2000

INVESTMENT ADVISER'S REPORT

Global Utility Fund's Class A shares gained 0.27% for the 12 months ended September 30, 2000, compared with the 22.65% increase in the Lipper
Utility Average and a 1.70% decline in the all-equity benchmark Financial Times World Utilities
Index. The Fund's global focus and high fixed-income exposure relative to many of its competitors and the index detracted from recent performance, but we remain confident that these unique features of the Fund may benefit investors in the long run.

STRATEGY SESSION
The most recent 12-month period was marked by a volatile trend across the utility sectors we monitor. Strong performance was realized by companies with exposure to natural gas production and throughout capacity, wholesale electric generation, and energy marketing and trading.
Absent a recession, supply for new electric capacity will not catch up to demand for at least two to three years, and we are maintaining large positions in Calpine, El Paso Energy, Enron, and
Dynegy to capture the potential growth
opportunities related to this theme.

The telecommunications sector remained under pressure as the rapid commodization of the consumer long-distance business led to further declines in the shares of AT&T, Sprint, and WorldCom. Rising concerns about defaulting high-yield debt for the smaller communications companies also depressed the sector, and several planned IPOs were pulled or delayed in the hope of better market conditions.
The Regional Bell Companies (led by SBC
Communications and Verizon) held up relatively well due to their successful entry into the long-distance market and more defensive equity fundamentals.

Domestic electric utilities was the best performing
Dow Jones sector in the past 12 months (Dow Jones
Electric Index was up 48%), benefiting from a more defensive stock market and positive earnings revisions due to the increased value of electric generating capacity. We prefer large-cap utilities with competitive generating assets, including a history of well-run nuclear
          www.prudential.com  (800) 225-1852

units that should realize cost-efficiencies from pending mergers (Exelon and FPL Group). Among the mid-cap names, we like Pinnacle West and DPL because of their strong management teams and low-cost rate structure.

In the fixed-income portion of the Fund, we continue to pursue a three-part strategy. The first theme is the close scrutiny of emerging markets for investment opportunities. The emerging market theme seeks utility issuers that are potential upgrade candidates in countries with growing acceptance by the international lending community. The securities purchased in the past to implement this theme have severely hurt performance since risk premiums on issuers located within emerging countries have widened during the last two years. Our second theme is the pursuit of companies with respectable operating histories in developed markets. We consider developed countries to be ones with investment-grade ratings. A third theme is the pursuit of investments in companies that are privatizing in both developed and emerging countries. Improvements in costs and operations by these companies should result in higher credit quality. We did not find any opportunities last quarter in this category.

WHAT WENT WELL
The best performing area within the Fund was the domestic electric and gas utilities. Companies like
Calpine, Enron, Dynegy, and El Paso Energy are clear beneficiaries of the tight supply conditions in both natural gas production and electric generating capacity in the United States.

WHAT WENT NOT SO WELL
Virtually every international telephone company and
the domestic telecoms with exposure to consumer
long-distance declined over the most recent
12-month period. International carriers that bid
aggressively for next generation wireless licenses,
like KPN, hurt relative performance. Results were
also hurt by international holdings in Korea
Telecom, Videsh Sanchar Nigam Limited, and Nippon
Telephone & Telegraph. Domestic holdings that hurt
performance included Sprint, WorldCom, and
McLeod*USA.
                                      3

Global Utility Fund, Inc.

    Annual Report     September 30, 2000

LOOKING AHEAD
Our overweight in telecommunications and large exposure to international companies have been damaging to performance relative to the Lipper
Utility Average, but the 21.1% the Financial
Times/S&P Actuaries World Utilities Index over the past six months indicates that there were very few places to hide overseas. The domestic telecom market was equally depressed, and negative earnings revisions by both AT&T and WorldCom in early
October indicate that we have not seen the bottom yet.

The international electric and gas markets remain dramatically different than the domestic utility industry. Europe and Asia generally have excess capacity, and the larger players seem more concerned with market share gains and protecting their monopoly franchise than creating shareholder value. The domestic market, along with the United
Kingdom, is much farther along with deregulation, and has more visible opportunities for earnings growth and pricing volatility.

We continue to look for new investment
opportunities in the volatile global utilities sector. The volatility across the group in the past
18 months has been unprecedented, and the sharp decline in telecom valuations was unforeseen by most investors. We will remain cautious in looking for companies with competitive assets and management strategies positioned for growth.

Global Utility Fund Management Team

       Global Utility Fund, Inc.
             Portfolio of Investments as of September 30, 2000

Shares         Description                                        US$ Value (Note 1)
--------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.0%
Common Stocks  75.6%
-------------------------------------------------------------------------------------
Electrical Utilities  26.1%
      80,600   Calpine Corp.(a)                                      $       8,412,625
       7,100   Capstone Turbine Corp.(a)                                       491,675
     100,000   CMS Energy Corp.                                              2,693,750
      60,000   Constellation Energy Group                                    2,985,000
     180,000   Companhia Paranaense de Energia-COPEL
                (ADR-Preferred B Shares) (Brazil)                            1,597,500
     104,347   DPL, Inc.                                                     3,104,323
     200,000   Endesa SA (ADR) (Spain)                                       3,750,000
     187,800   Espoon Sahko Oyj (ADR) (Finland)                              2,817,225
     100,000   FPL Group, Inc.                                               6,575,000
     160,000   Montana Power Co.                                             5,340,000
     105,000   Pinnacle West Capital Corp.                                   5,341,875
     250,000   Scottish Power PLC (ADR) (United Kingdom)                     1,932,330
     277,300   Shandong Huaneng Power Ltd. (ADR) (China)                     2,113,026
       6,500   Southern Energy, Inc.(a)                                        203,938
     150,000   Unicom Corp.                                                  8,428,125
                                                                  --------------------
                                                                            55,786,392
-------------------------------------------------------------------------------------
Gas Utilities  14.8%
     359,459   Australian Gas Light Co. (Australia)                          1,992,893
      50,000   Dynegy, Inc. (Class A shares)                                 2,850,000
     125,000   El Paso Energy Corp.                                          7,703,125
      75,000   Enron Corp.                                                   6,571,875
      20,000   Equitable Resources, Inc.                                     1,267,500
      50,000   MCN Energy Group, Inc.                                        1,281,250
     200,000   TransCanada Pipelines Ltd. (Canada)                           1,880,149
     250,000   Westcoast Energy, Inc. (Canada)                               4,758,504
      75,000   Williams Companies, Inc.                                      3,168,750
                                                                  --------------------
                                                                            31,474,046

    See Notes to Financial Statements                                      5

       Global Utility Fund, Inc.
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares         Description                                        US$ Value (Note 1)
--------------------------------------------------------------------------------------------
Telecommunications  32.6%
      50,000   ALLTEL Corp.                                          $       2,609,375
      60,000   AT&T Corp.                                                    1,762,500
      32,200   China Unicom Ltd. (ADR) (China)(a)                              702,363
     101,096   Compania de Telecomunicaciones de Chile, SA
                (ADR) (Chile)                                                1,756,543
       2,700   Flag Telecom Hldgs. Ltd.(a)                                      29,700
     111,222   Hellenic Telecommunications Organization SA
                (Greece)(a)                                                  2,121,094
      87,282   Koninklijke KPN NV (Netherlands)                              1,893,904
     110,000   Korea Telecom Corp. (ADR) (Korea)                             3,698,750
     280,600   McLeodUSA, Inc.(a)                                            4,016,088
      75,000   Nextel Communications, Inc.(a)                                3,506,250
      60,000   Nippon Telegraph & Telephone Corp. (ADR) (Japan)              2,940,000
      31,407   Nortel Networks Corp. (Canada)                                1,870,679
      85,040   NTL, Inc.(a)                                                  3,938,415
      86,466   Qwest Communications Intl., Inc.(a)                           4,155,772
     150,000   SBC Communications, Inc.                                      7,500,000
      65,000   Sprint Corp.                                                  1,905,313
      50,000   Tele Danmark (ADR) (Denmark)                                  1,406,250
      40,000   Telecom Corp. of New Zealand Ltd. (ADR) (New
                Zealand)                                                       800,000
      85,000   Telefonos de Mexico SA (ADR - Class L Shares)
                (Mexico)                                                     4,520,937
     331,100   Telekomunikacja Polska SA (GDR) (Poland)                      1,775,027
     361,774   Telstra Corp. Ltd. (Australia)                                  592,111
      25,000   TELUS Corp. (Non-Voting) (Canada)(a)                            649,416
      75,000   TELUS Corp. (Voting) (Canada)(a)                              2,018,004
     220,000   Videsh Sanchar Nigam Ltd. (GDR) (India)                       1,760,000
     100,000   Vodafone Group PLC (ADR) (United Kingdom)                     3,700,000
      30,000   VoiceStream Wireless Corp.(a)                                 3,481,875
     150,000   WorldCom, Inc.(a)                                             4,556,250
                                                                  --------------------
                                                                            69,666,616

    6                                      See Notes to Financial Statements

       Global Utility Fund, Inc.
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares         Description                                        US$ Value (Note 1)
--------------------------------------------------------------------------------------------
Water Utilities & Other  2.1%
      41,000   ENI SpA (ADR) (Italy)                                 $       2,170,437
      15,000   Suez Lyonnaise des Eaux SA (France)                           2,317,131
                                                                  --------------------
                                                                             4,487,568
                                                                  --------------------
               Total common stocks (cost $133,471,783)                     161,414,622
                                                                  --------------------

DEBT OBLIGATIONS  21.4%
Corporate Bonds  20.9%

Moody's          Principal
Rating           Amount
(Unaudited)      (000)            Description
------------------------------------------------------------------------------------------------
Electrical Utilities  13.8%
                                  Alabama Power Co.,
A2               $    1,000        5.35%, 11/15/03, Ser. I                         952,860
                                  Appalachian Power Co.,
Baa1                  1,000        6.60%, 5/1/09, Ser. C                           925,840
                                  Arizona Public Service Co.,
Baa2                  1,000        6.25%, 1/15/05                                  958,770
                                  Carolina Power & Light Co.,
A2                    1,000        5.95%, 3/1/09                                   904,470
                                  Cleveland Elec. Illum. Co.,
Baa3                  1,000        7.43%, 11/1/09                                  977,000
                                  CMS Energy Corp.,
BB(c)                 1,000        8.125%, 5/15/02                                 992,860
                                  Compania De Transporte Energetica
                                   (Brazil),
BBB-(c)               1,000(b)     9.25%, 4/1/08                                   910,000
                                  Consolidated Edison Co. of NY,
                                   Inc.,
A1                    1,000        7.625%, 3/1/04                                1,020,910
                                  El Paso Electric Co.,
Baa3                  1,000        8.25%, 2/1/03, Ser. C                         1,010,770
                                  Empresa Electrica del Norte
                                   Grande SA (Chile),
B1                    1,000(b)     7.75%, 3/15/06                                  320,000

    See Notes to Financial Statements                                      7

       Global Utility Fund, Inc.
             Portfolio of Investments as of September 30, 2000 Cont'd.

Moody's          Principal
Rating           Amount
(Unaudited)      (000)            Description                         US$ Value (Note 1)
------------------------------------------------------------------------------------------------
                                  Florida Power Corp.,
Aa3              $      500        6.00%, 7/1/03                         $         490,475
                                  Gulf States Utilities Co.,
Baa3                  1,000        8.25%, 4/1/04                                 1,028,430
                                  Hyder PLC (United Kingdom),
Baa2                  1,000(b)     6.875%, 12/15/07                                868,894
                                  Inversora Electrica Buenos Aires
                                   SA (Argentina),
B+(c)                 1,000(b)     9.00%, 9/16/04                                  350,000
                                  Niagara Mohawk Power Corp.,
Baa3                  1,000        7.75%, 10/1/08, Ser. G                        1,002,870
                                  Northern States Power Co.,
Aa3                   1,000        6.50%, 3/1/28                                   867,050
                                  NRG Energy, Inc.,
Baa3                  1,000        7.50%, 6/15/07                                  955,720
                                  Pennsylvania Electric Co.,
A2                    1,000        6.125%, 4/1/09, Ser. B                          906,790
                                  Philadelphia Electric Co.,
A(c)                  1,000        6.50%, 5/1/03                                   984,230
                                  PP&L Capital Funding, Inc.,
Baa2                  1,000        6.79%, 11/22/04                                 992,910
                                  Public Service Co.,
Baa3                  1,000        7.10%, 8/1/05                                   976,510
Baa1                  1,000       6.875%, 7/15/09                                  953,080
                                  Puget Sound Energy, Inc.,
Baa1                  1,000        6.46%, 3/9/09                                   929,940
                                  Quebec Hydro.,
A2                    1,000(b)     7.50%, 4/1/16 (Canada)                        1,017,070
                                  Southern Investments PLC
                                   (United Kingdom),
Baa1                  1,000(b)     6.80%, 12/1/06                                  919,850
                                  Tampa Electric Co.,
Aa2                   1,000        7.75%, 11/1/22                                  978,330
                                  Texas Utilities Electric Co.,
A3                    1,000        8.25%, 4/1/04                                 1,040,080
                                  TXU Australia Hldgs. Ltd.
                                   (Australia),
BBB+(c)               1,000(b)     6.75%, 12/1/06                                  969,420

    8                                      See Notes to Financial Statements

       Global Utility Fund, Inc.
             Portfolio of Investments as of September 30, 2000 Cont'd.

Moody's          Principal
Rating           Amount
(Unaudited)      (000)            Description                         US$ Value (Note 1)
------------------------------------------------------------------------------------------------
                                  United Utilities PLC (United
                                   Kingdom),
A3               $    1,000(b)     6.45%, 4/1/08                         $         903,410
                                  Virginia Electric Power Co.,
A2                    1,000        6.625%, 4/1/03                                  995,050
                                  Wisconsin Electric Power Co.,
Aa3                   1,000        6.625%, 11/15/06                                971,370
                                  Wisconsin Power & Light Co.,
Aa3                     500        5.70%, 10/15/08                                 445,400
                                  Yorkshire Power Finance Ltd.
                                   (United Kingdom),
Baa2                  1,000(b)     6.496%, 2/25/08                                 906,910
                                                                      --------------------
                                                                                29,427,269
-------------------------------------------------------------------------------------
Gas Distribution & Other Industries  0.6%
                                  El Paso Natural Gas Co.,
Baa1                  1,000        7.50%, 11/15/26                                 950,640
                                  Wisconsin Gas Co.,
Aa2                     535        5.50%, 1/15/09                                  481,757
                                                                      --------------------
                                                                                 1,432,397
-------------------------------------------------------------------------------------
Telecommunications, Media & Related Industries  6.5%
                                  AES Corp.,
Ba3                   1,000        8.375%, 8/15/07                                 950,000
                                  Alestra (Mexico),
BB-(c)                  500(b)     12.125%, 5/15/06                                486,250
                                  AT&T Corp.,
AA-(c)                1,000        7.75%, 3/1/07                                 1,026,070
                                  Century Telephone Enterprises,
                                   Inc.,
BBB+(c)               1,000        6.30%, 1/15/08                                  903,080
                                  Flag Telecom Holdings Ltd.,
Ba3                     500        8.25%, 1/30/08                                  440,000
                                  Global Crossing Hldgs. Ltd.,
Ba2                     500        9.125%, 11/15/06                                495,000
                                  GTE Corp.,
A2                    1,000        7.51%, 4/1/09                                 1,003,650
                                  Indiana Bell Telephone Co., Inc.,
Aa2                   1,000        7.30%, 8/15/26                                  917,070

    See Notes to Financial Statements                                      9

       Global Utility Fund, Inc.
             Portfolio of Investments as of September 30, 2000 Cont'd.

Moody's          Principal
Rating           Amount
(Unaudited)      (000)            Description                         US$ Value (Note 1)
------------------------------------------------------------------------------------------------
                                  Level 3 Communications, Inc.,
B(c)             $      500        11.00%, 3/15/08                       $         475,000
                                  New Jersey Bell Telephone Co.,
Aa2                   1,000        8.00%, 6/1/22                                   993,020
                                  New York Telephone Co.,
A1                    1,000        6.00%, 4/15/08                                  922,650
                                  Nextel Communications,
B1                      500        9.375%, 11/15/09                                490,000
                                  Pacific Bell Corp.,
Aa3                   1,000        6.625%, 11/1/09                                 952,140
                                  Philippine Long Distance
                                   Telephone Co. (The Philippines),
BB+(c)                1,000(b)     9.25%, 6/30/06                                  898,750
                                  Sprint Capital Corp.,
Baa1                  1,000        5.70%, 11/15/03                                 956,350
                                  Telecomunicaciones de Puerto
                                   Rico,
BBB(c)                1,000        6.65%, 5/15/06                                  955,240
                                  Worldcom, Inc.,
A3                    1,000        6.40%, 8/15/05                                  973,750
                                                                      --------------------
                                                                                13,838,020
                                                                      --------------------
                                  Total corporate bonds
                                   (cost $48,530,114)                           44,697,686
                                                                      --------------------
-----------------------------------------------------------------------------------
U.S. Government Obligations    0.5%
                                  United States Treasury Notes.,
                                   5.75%, 8/15/03
Aaa                   1,000        (cost $1,021,094)                               994,370
                                                                      --------------------
                                  Total debt obligations
                                   (cost $49,551,208)                           45,692,056
                                                                      --------------------
                                  Total long-term investments
                                   (cost $183,022,991)                         207,106,678
                                                                      --------------------

    10                                     See Notes to Financial Statements

       Global Utility Fund, Inc.
             Portfolio of Investments as of September 30, 2000 Cont'd.

Moody's          Principal
Rating           Amount
(Unaudited)      (000)            Description                         US$ Value (Note 1)
------------------------------------------------------------------------------------------------
Repurchase Agreement  3.7%
                                  Lehman Brothers Hldgs., Inc.
                                   6.53% due 10/02/00 in the amount
                                   of $7,991,346 (cost $7,987,000;
                                   collateralized by $14,695,000
                                   U.S. Treasury Bonds, Zero
                                   Coupon, due 5/15/10, value of
                                   collateral including interest
                 $    7,987        $8,239,927)                           $       7,987,000
                                                                      --------------------
                                  Total Investments  100.7%
                                   (cost $191,009,991; Note 4)                 215,093,678
                                  Liabilities in excess of other
                                   assets  (0.7%)                               (1,554,129)
                                                                      --------------------
                                  Net Assets  100%                       $     213,539,549
                                                                      --------------------
                                                                      --------------------

--------------------------------------------------------------------------------
(a) Non-income-producing security.
(b) US$ Denominated Bonds.
(c) Standard & Poor's rating.
ADR--American Depository Receipts.
GDR--Global Depository Receipts.
NV--Naamkee Vennootachap (Dutch Corporation).
PLC--Public Limited Company.
Oyj--Jalkinen Osakeyhtio (Finnish Corporation)
SA--Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation).
SpA--Societe par Atione (Italian Corporation).
    See Notes to Financial Statements                                     11

       Global Utility Fund, Inc.
             Statement of Assets and Liabilities

                                                                September 30, 2000
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $191,009,991)                          $215,093,678
Foreign currency, at value (cost $124,509)                              122,889
Dividends and interest receivable                                     1,448,017
Receivable for Fund shares sold                                          44,745
Deferred expenses and other assets                                        6,317
                                                                ------------------
      Total assets                                                  216,715,646
                                                                ------------------
LIABILITIES
Payable to custodian                                                     23,035
Payable for Fund shares reacquired                                    2,398,226
Accrued expenses                                                        366,498
Payable for investments purchased                                       143,000
Management fee payable                                                  127,770
Distribution fee payable                                                 88,558
Withholding taxes payable                                                29,010
                                                                ------------------
      Total liabilities                                               3,176,097
                                                                ------------------
NET ASSETS                                                         $213,539,549
                                                                ------------------
                                                                ------------------
Net assets were comprised of:
   Common stock, at par                                            $     13,675
   Paid-in capital in excess of par                                 148,343,178
                                                                ------------------
                                                                    148,356,853
   Accumulated undistributed net investment income                    1,247,646
   Accumulated net realized gains on investments and
      foreign currency transactions                                  39,856,019
   Net unrealized appreciation on investments and foreign
      currencies                                                     24,079,031
                                                                ------------------
Net assets, September 30, 2000                                     $213,539,549
                                                                ------------------
                                                                ------------------

    12                                     See Notes to Financial Statements

       Global Utility Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                September 30, 2000
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($140,736,073 / 9,015,012 shares of common stock issued
      and outstanding)                                                   $15.61
   Maximum sales charge (5.00% of offering price)                           .82
   Maximum offering price to public                                      $16.43
                                                                ------------------
                                                                ------------------
Class B:
   Net asset value, offering price and redemption price per
      share ($66,648,068 / 4,265,469 shares of common stock
      issued and outstanding)                                            $15.63
                                                                ------------------
                                                                ------------------
Class C:
   Net asset value and redemption price per share ($947,635 /
      60,634 shares of common stock issued and outstanding)              $15.63
   Sales charge (1.00% of offering price)                                   .16
   Offering price to public                                              $15.79
                                                                ------------------
                                                                ------------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($5,207,773 / 333,551 shares of common stock
      issued and outstanding)                                            $15.61
                                                                ------------------
                                                                ------------------

    See Notes to Financial Statements                                     13

       Global Utility Fund, Inc.
             Statement of Operations

                                                                       Year
                                                                      Ended
                                                                September 30, 2000
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $233,074)        $  5,495,059
   Interest (net of foreign withholding taxes of $1,122)              4,400,593
                                                                ------------------
      Total income                                                    9,895,652
                                                                ------------------
Expenses
   Management fee                                                     1,786,869
   Distribution fee--Class A                                            345,603
   Distribution fee--Class B                                          1,107,688
   Distribution fee--Class C                                             11,304
   Transfer agent's fees and expenses                                   320,000
   Custodian's fees and expenses                                        180,000
   Reports to shareholders                                              125,000
   Legal fees and expenses                                               60,000
   Registration fees                                                     43,000
   Audit fee                                                             33,000
   Directors' fees and expenses                                          25,000
   Insurance                                                              4,000
   Miscellaneous                                                         10,475
                                                                ------------------
      Total expenses                                                  4,051,939
                                                                ------------------
Net investment income                                                 5,843,713
                                                                ------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                           58,074,774
   Foreign currency transactions                                        (13,673)
                                                                ------------------
                                                                     58,061,101
                                                                ------------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                      (59,688,298)
   Foreign currencies                                                   (12,139)
                                                                ------------------
                                                                    (59,700,437)
                                                                ------------------
Net loss on investments and foreign currencies                       (1,639,336)
                                                                ------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $  4,204,377
                                                                ------------------
                                                                ------------------

    14                                     See Notes to Financial Statements

       Global Utility Fund, Inc.
             Statement of Changes in Net Assets

                                                   Year                  Year
                                                  Ended                 Ended
                                            September 30, 2000    September 30, 1999
------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
Operations
   Net investment income                       $  5,843,713          $  5,513,314
   Net realized gain on investment and
      foreign currency transactions              58,061,101            29,188,396
   Net change in unrealized
      appreciation/depreciation of
      investments and foreign currencies        (59,700,437)            6,993,940
                                            ------------------    ------------------
   Net increase in net assets resulting
      from operations                             4,204,377            41,695,650
                                            ------------------    ------------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                    (3,281,780)           (2,818,425)
      Class B                                    (1,436,038)           (1,980,640)
      Class C                                       (15,776)              (16,127)
      Class Z                                      (165,534)             (155,936)
                                            ------------------    ------------------
                                                 (4,899,128)           (4,971,128)
                                            ------------------    ------------------
   Distributions from net realized gains
      Class A                                   (16,339,591)          (13,406,633)
      Class B                                   (15,377,368)          (15,777,009)
      Class C                                      (129,077)             (109,977)
      Class Z                                      (800,929)             (641,421)
                                            ------------------    ------------------
                                                (32,646,965)          (29,935,040)
                                            ------------------    ------------------
Fund share transactions (net of share
   conversions) (Note 5)
   Net proceeds from shares sold                 28,296,701            37,013,685
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                              31,763,702            29,276,900
   Cost of shares reacquired                    (93,202,959)          (78,296,960)
                                            ------------------    ------------------
Net decrease in net assets from Fund
   share transactions                           (33,142,556)          (12,006,375)
                                            ------------------    ------------------
Total decrease                                  (66,484,272)           (5,216,893)
NET ASSETS
Beginning of period                             280,023,821           285,240,714
                                            ------------------    ------------------
End of period(a)                               $213,539,549          $280,023,821
                                            ------------------    ------------------
                                            ------------------    ------------------
---------------
(a) Includes undistributed net investment
    income of                                  $  1,247,646          $    594,864
                                            ------------------    ------------------

    See Notes to Financial Statements                                     15

       Global Utility Fund, Inc.
             Notes to Financial Statements

      Global Utility Fund, Inc. (the 'Fund') is an open-end diversified management investment company. The Fund seeks to achieve its investment objective of obtaining a high total return, without incurring undue risk, by investing primarily in common stocks, debt securities and preferred stocks of domestic and foreign companies in the utility industries. Debt securities in which the Fund invests are generally within the four highest ratings categories of a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific country or industry.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    In valuing the Fund's assets, quotations of
foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current exchange rate. Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by an independent pricing service or by principal market makers. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing rates of exchange.
    16

       Global Utility Fund, Inc.
             Notes to Financial Statements Cont'd.

      (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at fiscal period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gain on investment transactions.

      The Fund recognizes foreign currency gains and losses from the holding of foreign currencies, the sales and maturities of short-term securities and forward currency contracts, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent of amounts actually received or paid.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Securities Transactions and Net Investment Income:    Security
transactions are recorded on the trade date. Realized gains and losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and original issue discounts on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Federal Income Taxes:    It is the Fund's policy to continue to meet the
requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends and interest are provided in accordance with the Fund's understanding of the applicable country's tax rules and rates.
                                                                          17

       Global Utility Fund, Inc.
             Notes to Financial Statements Cont'd.

      Dividends and Distributions:    Dividends from net investment income are
declared and paid quarterly. The Fund will distribute at least annually any net capital gains in excess of loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for wash sales and foreign currency transactions.

      Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment income by $291,803, increase paid in capital in excess of par by $12,947,159 and decrease accumulated net realized gains on investments by $12,655,356 due to the Fund treating redemptions as distributions for federal income tax purposes and net realized foreign currency losses during the fiscal year ended September 30, 2000. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with Wellington Management Company, LLP ('Wellington'); Wellington furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly at an annual rate of .70% of the Fund's average daily net assets up to and including $250 million, .55% of the Fund's average daily net assets of the next $250 million, .50% of the Fund's average daily net assets of the next $500 million and .45% of the Fund's average daily net assets in excess of $1 billion. Pursuant to the subadvisory agreement, PIFM compensates Wellington for its services at an annual rate of .50% of the Fund's average daily net assets up to and including $250 million, .35% of the Fund's average daily net assets of the next $250 million, .30% of the Fund's average daily net
    18

       Global Utility Fund, Inc.
             Notes to Financial Statements Cont'd.

assets of the next $500 million and .25% of the Fund's average daily net assets in excess of $1 billion.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, Class B and Class C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively, for the year ended September 30, 2000.

      PIMS has advised the Fund that it received approximately $26,100 and $1,400 in front-end sales charges resulting from sales of Class A and Class C shares during the year ended September 30, 2000. From these fees PIMS paid such sales charges to affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended September 30, 2000 it received approximately $84,600 and $700 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIMS and PIFM are wholly owned subsidiaries of The Prudential Insurance Company of America.

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the year ended September 30, 2000.
                                                                          19

       Global Utility Fund, Inc.
             Notes to Financial Statements Cont'd.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended September 30, 2000, the Fund incurred fees of approximately $273,500 for the services of PMFS. As of September 30, 2000, approximately $18,400 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      For the year ended September 30, 2000, Prudential Securities Incorporated, an indirect wholly owned subsidiary of Prudential, earned $16,300 in brokerage commissions from portfolio transactions on behalf of the Fund.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 2000 were $121,625,859 and $180,276,671, respectively.

      The cost basis of investments for federal income tax purposes is substantially the same for financial reporting purposes and, accordingly, as of September 30, 2000, net unrealized appreciation for federal income tax purposes was $24,083,687 (gross unrealized appreciation--$47,729,681; gross unrealized depreciation--$23,645,994).

      The Fund has elected to treat approximately $29,742 of net foreign currency losses incurred in the eleven months ended September 30, 2000 as having been incurred in the following fiscal year.

Note 5. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with an initial sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized 2 billion shares of common stock at $.001 par value per share equally divided into Class A, B, C and Z shares.
    20

       Global Utility Fund, Inc.
             Notes to Financial Statements Cont'd.

      Transactions in shares of common stock were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended September 30, 2000:
Shares sold                                                     892,189    $  14,814,086
Shares issued in reinvestment of dividends and
  distributions                                                 894,963       15,174,944
Shares reacquired                                            (2,796,776)     (47,255,396)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,009,624)     (17,266,366)
Shares issued upon conversion from Class B                    2,261,622       37,564,883
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 1,251,998    $  20,298,517
                                                            -----------    -------------
                                                            -----------    -------------
Year ended September 30, 1999:
Shares sold                                                     874,576    $  16,047,074
Shares issued in reinvestment of dividends and
  distributions                                                 708,621       12,158,388
Shares reacquired                                            (1,520,250)     (27,731,764)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                     62,947          473,698
Shares issued upon conversion from Class B                      715,401       13,239,554
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   778,348    $  13,713,252
                                                            -----------    -------------
                                                            -----------    -------------
Class B
----------------------------------------------------------
Year ended September 30, 2000:
Shares sold                                                     312,132    $   5,435,464
Shares issued in reinvestment of dividends and
  distributions                                                 908,974       15,486,409
Shares reacquired                                            (2,076,403)     (35,841,226)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (855,297)     (14,919,353)
Shares reacquired upon conversion into Class A               (2,263,127)     (37,564,883)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (3,118,424)   $ (52,484,236)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended September 30, 1999:
Shares sold                                                     661,124    $  12,049,586
Shares issued in reinvestment of dividends and
  distributions                                                 946,862       16,199,281
Shares reacquired                                            (2,278,722)     (41,623,502)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (670,736)     (13,374,635)
Shares reacquired upon conversion into Class A                 (716,563)     (13,239,554)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (1,387,299)   $ (26,614,189)
                                                            -----------    -------------
                                                            -----------    -------------

                                                                          21

       Global Utility Fund, Inc.
             Notes to Financial Statements Cont'd.

Class C                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended September 30, 2000:
Shares sold                                                     369,362    $   6,471,258
Shares issued in reinvestment of dividends and
  distributions                                                   8,125          138,179
Shares reacquired                                              (397,800)      (7,004,050)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   (20,313)   $    (394,613)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended September 30, 1999:
Shares sold                                                     408,004    $   7,449,727
Shares issued in reinvestment of dividends and
  distributions                                                   7,015          120,147
Shares reacquired                                              (388,275)      (7,080,380)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                    26,744    $     489,494
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Year ended September 30, 2000:
Shares sold                                                      91,728    $   1,575,893
Shares issued in reinvestment of dividends and
  distributions                                                  56,760          964,170
Shares reacquired                                              (182,943)      (3,102,287)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   (34,455)   $    (562,224)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended September 30, 1999:
Shares sold                                                      80,233    $   1,467,298
Shares issued in reinvestment of dividends and
  distributions                                                  46,480          799,084
Shares reacquired                                              (101,821)      (1,861,314)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                    24,892    $     405,068
                                                            -----------    -------------
                                                            -----------    -------------

       Global Utility Fund, Inc

 Financial
           Highlights

       Global Utility Fund, Inc.
             Financial Highlights

                                                                     Class A
                                                                ------------------
                                                                    Year Ended
                                                                September 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $  17.95
                                                                   ----------
Income from investment operations
Net investment income                                                    0.44(b)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                        (0.21)
                                                                   ----------
      Total from investment operations                                   0.23
                                                                   ----------
Less distributions
Dividends from net investment income                                    (0.40)
Distributions in excess of net investment income                           --
Distributions from net realized gains                                   (2.17)
                                                                   ----------
      Total distributions                                               (2.57)
                                                                   ----------
Net asset value, end of year                                         $  15.61
                                                                   ----------
                                                                   ----------
TOTAL RETURN(a)                                                          0.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $140,736
Average net assets (000)                                             $138,241
Ratios to average net assets:
   Expenses, including distribution fees                                 1.26%
   Expenses, excluding distribution fees                                 1.01%
   Net investment income                                                 2.59%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                 49%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon weighted average shares outstanding during the year.
    24                                     See Notes to Financial Statements

       Global Utility Fund, Inc.
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                               Year Ended Sepember 30,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  17.66             $  17.52             $  15.03             $  14.72
----------------     ----------------     ----------------     ----------------
         .41(b)               .46(b)               .49                  .51
        2.15                 1.67                 3.34                  .73
----------------     ----------------     ----------------     ----------------
        2.56                 2.13                 3.83                 1.24
----------------     ----------------     ----------------     ----------------
        (.38)                (.46)                (.49)                (.51)
          --                 (.02)                (.02)                  --
       (1.89)               (1.51)                (.83)                (.42)
----------------     ----------------     ----------------     ----------------
       (2.27)               (1.99)               (1.34)                (.93)
----------------     ----------------     ----------------     ----------------
    $  17.95             $  17.66             $  17.52             $  15.03
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
       15.36%               12.90%               26.90%                8.65%
    $139,374             $123,346             $120,825             $112,800
    $136,690             $122,384             $116,303             $120,122
        1.17%                1.18%                1.21%                1.30%
         .92%                 .93%                 .96%                1.05%
        2.23%                2.49%                3.00%                3.38%
           8%                  20%                  13%                  13%

    See Notes to Financial Statements                                     25

       Global Utility Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class B
                                                                ------------------
                                                                    Year Ended
                                                                September 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $  17.96
                                                                   ----------
Income from investment operations
Net investment income                                                    0.32(b)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                        (0.22)
                                                                   ----------
      Total from investment operations                                   0.10
                                                                   ----------
Less distributions
Dividends from net investment income                                    (0.26)
Distributions in excess of net investment income                           --
Distributions from net realized gains                                   (2.17)
                                                                   ----------
      Total distributions                                               (2.43)
                                                                   ----------
Net asset value, end of year                                         $  15.63
                                                                   ----------
                                                                   ----------
TOTAL RETURN(a)                                                         (0.42)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $ 66,648
Average net assets (000)                                             $110,769
Ratios to average net assets:
   Expenses, including distribution fees                                 2.01%
   Expenses, excluding distribution fees                                 1.01%
   Net investment income                                                 1.84%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon weighted average shares outstanding during the year.
    26                                     See Notes to Financial Statements

       Global Utility Fund, Inc.
             Financial Highlights Cont'd.

                                    Class B
-------------------------------------------------------------------------------------
                              Year Ended September 30,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  17.66             $  17.52             $  15.03             $  14.71
----------------     ----------------     ----------------     ----------------
         .27(b)               .32(b)               .37                  .40
        2.16                 1.67                 3.34                  .74
----------------     ----------------     ----------------     ----------------
        2.43                 1.99                 3.71                 1.14
----------------     ----------------     ----------------     ----------------
        (.24)                (.32)                (.37)                (.40)
          --                 (.02)                (.02)                  --
       (1.89)               (1.51)                (.83)                (.42)
----------------     ----------------     ----------------     ----------------
       (2.13)               (1.85)               (1.22)                (.82)
----------------     ----------------     ----------------     ----------------
    $  17.96             $  17.66             $  17.52             $  15.03
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
       14.49%               12.06%               25.96%                7.90%
    $132,583             $154,873             $179,270             $187,557
    $154,643             $177,326             $185,693             $210,305
        1.92%                1.93%                1.96%                2.05%
         .92%                 .93%                 .96%                1.05%
        1.48%                1.74%                2.25%                2.62%

    See Notes to Financial Statements                                     27

       Global Utility Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class C
                                                                ------------------
                                                                    Year Ended
                                                                September 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $17.96
                                                                     -------
Income from investment operations
Net investment income                                                   0.31(b)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                       (0.21)
                                                                     -------
      Total from investment operations                                  0.10
                                                                     -------
Less distributions
Dividends from net investment income                                   (0.26)
Distributions in excess of net investment income                          --
Distributions from net realized gains                                  (2.17)
                                                                     -------
      Total distributions                                              (2.43)
                                                                     -------
Net asset value, end of year                                          $15.63
                                                                     -------
                                                                     -------
TOTAL RETURN(a)                                                        (0.42)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $  948
Average net assets (000)                                              $1,130
Ratios to average net assets:
   Expenses, including distribution fees                                2.01%
   Expenses, excluding distribution fees                                1.01%
   Net investment income                                                1.83%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon weighted average shares outstanding during the year.
    28                                     See Notes to Financial Statements

       Global Utility Fund, Inc.
             Financial Highlights Cont'd.

                                    Class C
-------------------------------------------------------------------------------------
                              Year Ended September 30,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  17.66             $  17.52             $  15.03             $  14.71
----------------     ----------------     ----------------     ----------------
         .27(b)               .32(b)               .37                  .40
        2.16                 1.67                 3.34                  .74
----------------     ----------------     ----------------     ----------------
        2.43                 1.99                 3.71                 1.14
----------------     ----------------     ----------------     ----------------
        (.24)                (.32)                (.37)                (.40)
          --                 (.02)                (.02)                  --
       (1.89)               (1.51)                (.83)                (.42)
----------------     ----------------     ----------------     ----------------
       (2.13)               (1.85)               (1.22)                (.82)
----------------     ----------------     ----------------     ----------------
    $  17.96             $  17.66             $  17.52             $  15.03
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
       14.49%               12.06%               25.96%                7.90%
    $  1,454             $    957             $    760             $    661
    $  1,212             $    969             $    727             $    608
        1.92%                1.93%                1.96%                2.05%
         .92%                 .93%                 .96%                1.05%
        1.50%                1.74%                2.25%                2.66%

    See Notes to Financial Statements                                     29

       Global Utility Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class Z
                                                                ------------------
                                                                    Year Ended
                                                                September 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $17.97
                                                                     -------
Income from investment operations
Net investment income                                                   0.50(b)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                       (0.23)
                                                                     -------
      Total from investment operations                                  0.27
                                                                     -------
Less distributions
Dividends from net investment income                                   (0.46)
Distributions in excess of net investment income                          --
Distributions from net realized gains                                  (2.17)
                                                                     -------
      Total distributions                                              (2.63)
                                                                     -------
Net asset value, end of period                                        $15.61
                                                                     -------
                                                                     -------
TOTAL RETURN(a)                                                         0.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $5,208
Average net assets (000)                                              $6,563
Ratios to average net assets:
   Expenses, including distribution fees                                1.01%
   Expenses, excluding distribution fees                                1.01%
   Net investment income                                                2.89%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the year.
(c) Annualized.
(d) Commencement of offering of Class Z shares.
    30                                     See Notes to Financial Statements

       Global Utility Fund, Inc.
             Financial Highlights Cont'd.

                               Class Z
---------------------------------------------------------------------
      Year Ended September 30,            December 16, 1996(d)
-------------------------------------     through September 30,
      1999                 1998                   1997
---------------------------------------------------------------------
     $17.68               $17.54                 $ 15.02
    -------              -------                 -------
        .45(b)               .50(b)                  .34
       2.16                 1.68                    2.59
    -------              -------                 -------
       2.61                 2.18                    2.93
    -------              -------                 -------
       (.43)                (.50)                   (.34)
         --                 (.03)                   (.07)
      (1.89)               (1.51)                     --
    -------              -------                 -------
      (2.32)               (2.04)                   (.41)
    -------              -------                 -------
     $17.97               $17.68                 $ 17.54
    -------              -------                 -------
    -------              -------                 -------
      15.62%               13.18%                  19.70%
     $6,613               $6,065                 $    53
     $6,847               $4,041                 $    16
        .92%                 .93%                    .96%(c)
        .92%                 .93%                    .96%(c)
       2.47%                2.74%                   3.25%(c)

    See Notes to Financial Statements                                     31

       Global Utility Fund, Inc.
             Report of Independent Accountants

To the Shareholders and Board of Directors of Global Utility Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Utility Fund, Inc. (the 'Fund') at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The accompanying financial highlights for the year ended September 30, 1996 were audited by other independent accountants, whose opinion dated November 14, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
November 22, 2000
    32

       Global Utility Fund, Inc.

             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (September 30, 2000) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that during the fiscal year, the Fund paid distributions for Class A shares totaling $2.57 per share, comprised of $.42 per share ordinary income and short-term capital gains which are taxable as ordinary income and $2.15 per share long-term capital gains which are taxable as such. The Fund paid distributions for Class B and Class C shares totaling $2.43 per share, comprised of $.28 per share ordinary income and short-term capital gains which are taxable as ordinary income and $2.15 per share long-term capital gains which are taxable as such. The Fund paid distributions for Class Z shares totaling $2.63 per share, comprised of $.48 of ordinary income and short-term capital gains which are taxable as ordinary income and $2.15 per share long-term capital gains which is taxable as such. Further, we wish to advise you that 76.15% of the ordinary income dividends paid in the fiscal year ended 2000 qualified for the corporate dividend received deduction available to corporate taxpayers. The Fund utilized redemptions as distributions in the amount of $0.87 of long-term capital gains for each class of shares.

      In January 2001, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 1999.
IMPORTANT NOTICE FOR CERTAIN SHAREHOLDERS

      We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state's taxing authorities. We are pleased to report that 1% of the dividends paid by the Global Utility Fund, Inc. qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

Global Utility Fund, Inc.

   Class A     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 9/30/00
                       One Year   Five Years   Ten Years   Since Inception
With Sales Charge       -4.74%      11.34%       13.04%        11.83%
Without Sales Charge     0.27%      12.49%       13.62%        12.37%

Past performance is not indicative of future
results. Principal and investment return will
fluctuate so that an investor's shares, when
redeemed, may be worth more or less than their
original cost. The best- and worst-year information
within the graph is designed to give you an idea of
how much the Fund's returns can fluctuate from year
to year by measuring the best and worst calendar
years in terms of total annual return for the ten
year period. The  graph  compares a  $10,000
investment in Global Utility Fund, Inc. (Class A
shares)   with a similar investment in the Morgan
Stanley Capital World Index (the MSCI World Index) by portraying the initial account value at the beginning of the ten-year period of Class A shares, and the account value at the end of the current fiscal year (September 30, 2000), as measured on a quarterly basis, beginning in September 1990 for Class A shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested.

The MSCI World Index is an unmanaged, weighted index of performance of approximately 1,500 securities listed on stock exchanges of the U.S., Europe, Canada, Australia, and the Far East. The securities that comprise the MSCI World Index may differ substantially from the securities in the Fund. The MSCI World Index is not the only one that may be used to characterize performance of equity funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

            www.prudential.com  (800) 225-1852

   Class B     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 9/30/00
                       One Year   Five Years   Ten Years   Since Inception
With Sales Charge       -5.40%      11.54%        N/A          11.49%
Without Sales Charge    -0.42%      11.67%        N/A          11.49%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Global Utility Fund, Inc. (Class B shares) with a similar investment in the Morgan Stanley Capital World Index (the MSCI
World Index) by portraying the initial account value at the beginning of the ten-year period of Class B shares, and the account value at the end of the current fiscal year (September 30, 2000), as measured on a quarterly basis, beginning in March
1991 for Class B shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on September 30, 2000; (b) all recurring fees (including management fees) were deducted; and
(c) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase.
This conversion feature is not reflected in the graph.

The MSCI World Index is an unmanaged, weighted index of performance of approximately 1,500 securities listed on stock exchanges of the U.S., Europe, Canada, Australia, and the Far East. The securities that comprise the MSCI World Index may differ substantially from the securities in the Fund. The MSCI World Index is not the only one that may be used to characterize performance of equity funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Global Utility Fund, Inc.

   Class C     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 9/30/00
                       One Year   Five Years   Ten Years   Since Inception
With Sales Charge       -2.40%      11.44%        N/A           11.18%
Without Sales Charge    -0.42%      11.67%        N/A           11.36%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.The graph compares a $10,000 investment in the Global Utility Fund, Inc.
(Class C shares) with a similar investment in the Morgan Stanley Capital World Index (the MSCI World
Index) by portraying the initial account value at the commencement of operations of Class C shares, and the account values at the end of the current fiscal year (September 30, 2000), as measured on a quarterly basis, beginning in August 1994 for Class
C shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on September 30, 2000; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.

The MSCI World Index is an unmanaged, weighted index of performance of approximately 1,500 securities listed on stock exchanges of the U.S., Europe, Canada, Australia, and the Far East. The securities that comprise the MSCI World Index may differ substantially from the securities in the Fund. The MSCI World Index is not the only one that may be used to characterize performance of equity funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

                 www.prudential.com  (800) 225-1852

   Class Z     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 9/30/00
                       One Year   Five Years   Ten Years   Since Inception
With Sales Charge        0.56%       N/A          N/A          12.74%
Without Sales Charge     0.56%       N/A          N/A          12.74%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.The graph compares a $10,000 investment in the Global Utility Fund, Inc.
(Class Z shares) with a similar investment in the Morgan Stanley Capital World Index (the MSCI World
Index) by portraying the initial account value at the commencement of operations of Class Z shares, and the account value at the end of the current fiscal year (September 20, 2000), as measured on a quarterly basis, beginning in December 1996 for Class Z shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

The MSCI World Index is an unmanaged, weighted index of performance of approximately 1,500 securities listed on stock exchanges of the U.S., Europe, Canada, Australia, and the Far East. The securities that comprise the MSCI World Index may differ substantially from the securities in the Fund. The MSCI World Index is not the only one that may be used to characterize performance of equity funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
http://www.prudential.com

Directors
Eugene C. Dorsey
Saul K. Fenster, Ph.D
Robert F. Gunia
Prof. Maurice F. Holmes
Robert E. LaBlanc
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
David R. Odenath, Jr.
Judy A. Rice
Stephen Stoneburn
Joseph Weber
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
George P. Attisano, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
   Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Wellington Management Company, LLP
75 State Street
Boston, MA 02109

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Ave., N.W. Washington, D.C.
20036

Fund Symbols    NASDAQ    CUSIP
  Class A       GLUAX   37936G303
  Class B       GLUBX   37936G204
  Class C       PGUCX   37936G402
  Class Z       PGUZX   37936G501

MF150E

(LOGO) Printed on Recycled Paper

           SEMIANNUAL REPORT MARCH 31, 2001

Global Utility Fund, Inc.

Fund Type Global stock
Objective Total return

(GRAPHIC)

The views expressed in this report and
information about the Fund's portfolio
holdings are for the period covered by
this report and are subject to change
thereafter.

This report is not authorized for
distribution to prospective investors
unless preceded or accompanied by a
current prospectus.

Prudential Financial is a service mark of Prudential, Newark, NJ, and its affiliates.

(LOGO)

Build on the Rock

INVESTMENT GOALS AND STYLE
The Global Utility Fund (the Fund) invests primarily in stocks and bonds of utility companies around the world. The Fund seeks to provide total return, without incurring undue risk, by investing primarily in income-producing securities. There can be no assurance that the Fund will achieve its investment objective. Investors should also keep in mind that there are special risks associated with foreign investing
(such as currency fluctuation and social, political, and economic developments) and with investing in utility securities.

Geographic Concentration

Expressed as a percentage of
net assets as of 3/31/01
61.7%  United States
 6.6   Canada
 5.1   Spain
 3.3   United Kingdom
 2.6   Mexico
 2.2   Australia
 2.0   Germany
 1.9   Finland
 1.6   Italy
 1.3   Denmark
 1.3   France
 1.2   Korea
 1.1   Poland
 0.9   Brazil
 0.9   Greece
 0.8   Chile
 0.7   China
 0.5   New Zealand
 0.3   Netherlands
 0.3   Philippines
 0.1   Argentina
 3.6   Cash & Equivalents

Five Largest Holdings

Expressed as a percentage of
net assets as of 3/31/01
4.5%   Calpine Corp.
       Electric Utilities
4.2    El Paso Corp.
       Gas Utilities
3.8    Exelon Corp.
       Electric Utilities
3.5    Westcoast Energy, Inc.
       Gas Utilities
2.8    WorldCom, Inc.
       Telecommunications

Holdings are subject to change.

Portfolio Composition

Sectors expressed as a percentage
of net assets as of 3/31/01
39.8%  Electric Utilities
37.5   Telecommunications
15.5   Gas Utilities
 3.0   Water Utilities & Other
 0.6   U.S. Treasury Obligations
 3.6   Cash & Equivalents
        www.prudential.com  (800) 225-1852

Performance at a Glance

Cumulative Total Returns1               As of 3/31/01

                                            Six      One     Five     Ten     Since
                                           Months    Year   Years    Years   Inception2
Class A                                    -9.38%  -19.48%  54.89%  174.81%   217.19%
Class B                                    -9.72   -20.09   49.21   154.44    154.86
Class C                                    -9.72   -20.09   49.21     N/A      75.27
Class Z                                    -9.26   -19.32    N/A      N/A      42.96
FT/S&P Actuaries World Utilities Index3   -19.90   -24.51   38.72   104.69      **
Lipper Utility Fund Avg.4                  -9.29    -5.64   91.83   222.37     ***


Average Annual Total Returns1                    As of 3/31/01

                               One         Five      Ten       Since
                               Year       Years     Years    Inception2
Class A                      -23.51%      8.03%     10.07%     10.31%
Class B                      -25.09       8.19       9.79       9.77
Class C                      -21.89       8.11        N/A       8.62
Class Z                      -19.32        N/A        N/A       8.69

Past performance is not indicative of
future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund
Management LLC and Lipper Inc. The
cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and
1% for six years. Class B shares will
automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, 1/22/90; Class
B, 3/18/91; Class C, 8/1/94; and Class Z,
12/16/96. The Fund operated as a closed-end fund from its inception until February
1, 1991.

3 Source: Lipper Inc. The Financial Times
(FT)/S&P Actuaries World Utilities (all-equity) Index currently comprises approximately 183 world utility stocks representing approximately 29 countries.
Investors cannot invest directly in an
index.

4 Lipper average returns are for all funds in each share class for the six-month, one-, five-, and ten-year periods in the Lipper Utility Fund category. The Lipper average is unmanaged. Utility funds invest
65% of their equity portfolios in utility shares.

**FT/S&P Actuaries World Utilities Index
Since Inception returns are 236.21% for
Class A, 222.37% for Class B, 142.10% for
Class C, and 72.14% for Class Z, based on all funds in each share class.

***Lipper Since Inception returns are
225.86% for Class A, 212.26% for Class B,
136.99% for Class C, and 69.16% for Class Z.
The Lipper Since Inception returns begin at
the closest month-end for each share
class.
                                     1

Global Utility Fund, Inc.

             Semiannual Report  March 31, 2001

INVESTMENT ADVISOR'S REPORT

The Global Utility Fund's Class A shares lost 9.38% for the six months ended March
31, 2001, as compared with the 9.29%
decline in the Lipper Utility Fund Average and 19.90% decline in the all-equity benchmark FT/S&P Actuaries World Utilities
Index. The Fund's global focus relative to many of its competitors detracted from recent performance in comparison to the Lipper Utility Fund Average. However, its global focus and high fixed-income weighting contributed to improved performance relative to the FT/S&P
Actuaries World Utilities Index during the past six months.

STRATEGY SESSION
The past six-month period included a
dramatic reevaluation of the
telecommunications industry relative to
the domestic natural gas companies and
deregulated energy service providers. The telecom sector is now suffering from excess broadband capacity and competitive pricing pressure as investors brace for a period of reduced capital spending and slower economic growth. This phenomenon is true in both Europe and the United States, as there are now too many competitors vying for control of the customer through wireline, wireless, or cable-related offerings. Our preference remains with well-funded companies with strong balance sheets.

The North American natural gas companies and the deregulated energy service providers in the United States performed well due to rising earnings guidance and tight supply/demand conditions. We continue to believe that we are early in a three- to five-year cycle for tremendous growth in energy infrastructure in North
America, but the key question is whether the new capital investment will be regulated or market-based. The California energy crisis has led to a bankruptcy filing for Pacific Gas & Electric, the state's largest utility, and the fear of re-regulation has slowed down industry restructuring in other parts of the country. We do not believe that regulators can "put the genie back in the bottle," but we must closely monitor the possibility of regulated price caps in the West if blackouts persist this summer.

             www.prudential.com  (800) 225-1852

In the fixed-income portion of the Fund, we are continuing to sell foreign utilities in less developed countries because of their poor operating environments. We are maintaining selective foreign exposure in countries that seem more developed. We are still comfortable with the program begun last year of diversifying into global telecom companies that are capturing market share.

WHAT WENT WELL/AND NOT SO WELL
The best areas of performance during the past six months were the natural gas pipeline companies in North America, including TransCanada Pipelines and
Westcoast Energy. Selected electric
utilities like Exelon and Espoon Sahko
also did well. Companies with exposure to the U.S. generation market (NRG Energy and Calpine) also were strong performers in the six-month period. The poor relative performance of several large telecommunications holdings hurt results over the period. Montana Power and WorldCom did poorly due to concerns about rising excess broadband capacity in the United States. Foreign telecom positions in China Unicom and NTL also depressed relative performance.

LOOKING AHEAD
We remain bullish on the need for energy infrastructure and electric generating capacity in North America, and will maintain positions that benefit from this trend. The most important factor to monitor is the prospect of re-regulation of the industry, given the political sensitivity of the California crisis. The telecommunications sector appears oversold on a valuation basis, but it will take some time to work off the excess capital in the industry during a slowing economy. We will monitor developments closely and look for opportunities in the United States and overseas to capture new growth in data-related and media applications for broadband capacity.

Global Utility Fund Management Team

PROPOSED MERGER
A proposal to merge Global Utility Fund,
Inc. into Prudential Utility Fund, a
series of Prudential Sector Funds, Inc., is expected to be mailed to shareholders in July 2001. If approved, the merger is expected to take place in September 2001.

Global Utility Fund, Inc.

       Semiannual Report  March 31, 2001

Financial
  Statements

       Global Utility Fund, Inc.
             Portfolio of Investments as of March 31, 2001 (Unaudited)

Shares         Description                                        US$ Value (Note 1)
--------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  96.4%
COMMON STOCKS  73.5%
-------------------------------------------------------------------------------------
Electrical Utilities  25.8%
     100,000   British Energy PLC (United Kingdom)                   $         411,945
     136,200   Calpine Corp.(a)                                              7,500,534
      57,100   Capstone Turbine Corp.(a)                                     1,620,212
     180,000   Companhia Paranaense de Energia-COPEL
                (ADR-Preferred B) (Brazil)                                   1,494,000
      60,000   Constellation Energy Group                                    2,646,000
     104,347   DPL, Inc.                                                     2,932,151
     200,000   Endesa S.A. (ADR) (Spain)                                     3,310,000
     187,800   Espoon Sahko Oyj (ADR) (Finland)                              3,154,401
      96,250   Exelon Corp.                                                  6,314,000
      75,000   FPL Group, Inc.                                               4,597,500
       6,500   Mirant Corp.(a)                                                 230,750
      81,000   NRG Energy, Inc.(a)                                           2,948,400
      90,000   Pinnacle West Capital Corp.                                   4,128,300
      75,000   Union Electrica Fenosa S.A. (Spain)                           1,377,084
                                                                  --------------------
                                                                            42,665,277
-------------------------------------------------------------------------------------
Gas Utilities  14.6%
     377,467   Australian Gas Light Co. Ltd. (Australia)                     1,963,344
      85,000   Dynegy, Inc. (Class A)                                        4,335,850
     105,000   El Paso Corp.                                                 6,856,500
      20,000   Equitable Resources, Inc.                                     1,380,000
      50,000   MCN Energy Group, Inc.                                        1,290,000
     200,000   TransCanada Pipelines Ltd. (Canada)                           2,445,037
     250,000   Westcoast Energy, Inc. (Canada)                               5,813,954
                                                                  --------------------
                                                                            24,084,685

    See Notes to Financial Statements                                      5

       Global Utility Fund, Inc.
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

Shares         Description                                        US$ Value (Note 1)
--------------------------------------------------------------------------------------------
Telecommunications  30.1%
      85,000   America Movil S.A. de C.V. (ADR - Ser. L)
                (Mexico)(a)                                          $       1,245,250
     100,000   AT&T Corp.                                                    2,130,000
     112,200   China Unicom Ltd. (ADR) (China)(a)                            1,211,760
     101,096   Compania de Telecomunicaciones de Chile S.A.
                (ADR - Ser. A) (Chile)                                       1,334,467
     145,000   Deutsche Telekom AG (ADR) (Germany)                           3,362,550
       2,700   FLAG Telecom Hldgs. Ltd. (Bermuda)(a)                            14,512
     111,222   Hellenic Telecommunications Organization S.A.
                (Greece)(a)                                                  1,494,696
      85,000   Korea Telecom Corp. (ADR) (Korea)                             1,973,700
      50,000   KPNQwest N.V., Ser. C (Netherlands)(a)                          518,786
     240,600   McLeodUSA, Inc.(a)                                            2,082,694
     160,000   Montana Power Co.(a)                                          2,256,000
      85,040   NTL, Inc.(a)                                                  2,138,756
      86,466   Qwest Communications Intl., Inc.(a)                           3,030,633
      25,000   SBC Communications, Inc.                                      1,115,750
      65,000   Sprint Corp.                                                  1,429,350
     119,400   Tele Danmark A/S (ADR) (Denmark)                              2,059,650
      40,000   Telecom Corp. of New Zealand Ltd. (ADR) (New
                Zealand)                                                       738,000
      77,520   Telefonica S.A. (ADR) (Spain)                                 3,713,208
      85,000   Telefonos de Mexico S.A. de C.V. (ADR - Class L)
                (Mexico)                                                     2,680,900
     331,100   Telekomunikacja Polska S.A. (GDR) (Poland)(a)                 1,773,603
     361,774   Telstra Corp. Ltd. (Australia)                                1,135,398
      25,000   TELUS Corp. (Non-Voting) (Canada)                               495,616
      75,000   TELUS Corp. (Voting) (Canada)                                 1,636,961
      35,000   Verizon Communications, Inc.                                  1,725,500
     135,000   Vodafone Group PLC (ADR) (United Kingdom)                     3,665,250
     250,000   WorldCom, Inc.(a)                                             4,671,875
                                                                  --------------------
                                                                            49,634,865

    6                                      See Notes to Financial Statements

       Global Utility Fund, Inc.
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

Shares         Description                                        US$ Value (Note 1)
--------------------------------------------------------------------------------------------
Water Utilities & Other  3.0%
      41,000   ENI S.p.A. (ADR) (Italy)                              $       2,652,700
      15,000   Suez Lyonnaise des Eaux S.A. (France)                         2,217,676
                                                                  --------------------
                                                                             4,870,376
                                                                  --------------------
               Total common stocks (cost $109,803,994)                     121,255,203
                                                                  --------------------


DEBT OBLIGATIONS  22.9%
Corporate Bonds  22.3%

                 Principal
Moody's          Amount
Rating           (000)            Description                         US$ Value (Note 1)
------------------------------------------------------------------------------------------------
Electrical Utilities  14.0%
                                  AES Corp.,
Ba3              $    1,000        8.375%, 8/15/07                                 985,000
                                  Alabama Power Co.,
A2                      500        5.35%, 11/15/03                                 498,730
                                  Appalachian Power Co., Ser. C,
Baa1                  1,000        6.60%, 5/1/09                                   958,780
                                  Arizona Public Service Co.,
Baa1                  1,000        6.25%, 1/15/05                                1,004,600
                                  Carolina Power & Light Co.,
A3                    1,000        5.95%, 3/1/09                                   961,380
                                  Cleveland Elec. Illumination Co.,
Baa3                    500        7.43%, 11/1/09                                  509,695
                                  CMS Energy Corp.,
Ba3                     500        8.125%, 5/15/02                                 506,295
                                  Consolidated Edison Co. of NY,
                                   Inc.,
A1                    1,000        7.625%, 3/1/04                                1,049,250
                                  El Paso Electric Co., Ser. C,
Baa3                    500        8.25%, 2/1/03                                   519,095
                                  Florida Power Corp.,
A1                      500        6.00%, 7/1/03                                   509,130

    See Notes to Financial Statements                                      7

       Global Utility Fund, Inc.
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

                 Principal
Moody's          Amount
Rating           (000)            Description                         US$ Value (Note 1)
------------------------------------------------------------------------------------------------
                                  Gulf States Utilities Co.,
Baa3             $    1,000        8.25%, 4/1/04                         $       1,061,200
                                  Hydro-Quebec, Ser. IU (Canada),
A2                      500(b)     7.50%, 4/1/16                                   555,670
                                  Inversora Electrica de Buenos
                                   Aires S.A. (Argentina),
B(c)                    500(b)     9.00%, 9/16/04                                  100,000
                                  Niagara Mohawk Power Corp., Ser.
                                   G,
Baa3                  1,000        7.75%, 10/1/08                                1,044,150
                                  Northern States Power Co. of
                                   Minnesota,
Aa3                   1,000        6.50%, 3/1/28                                   884,330
                                  NRG Energy, Inc.,
Baa3                  1,000        7.50%, 6/15/07                                  994,450
                                  Pennsylvania Electric Co., Ser.
                                   B,
A2                    1,000        6.125%, 4/1/09                                  963,500
                                  Philadelphia Electric Co.,
Baa1                  1,000        6.50%, 5/1/03                                 1,023,040
                                  Public Service Co. of Colorado,
                                   Ser. A,
Baa1                  1,000        6.875%, 7/15/09                               1,001,290
                                  Public Service Co. of New Mexico,
                                   Ser. A,
Baa3                    500        7.10%, 8/1/05                                   491,395
                                  Puget Sound Energy, Inc.,
Baa1                  1,000        6.46%, 3/9/09                                   972,150
                                  Southern Investments PLC. (United
                                   Kingdom),
Baa1                    500(b)     6.80%, 12/1/06                                  479,975
                                  Tampa Electric Co.,
Aa3                   1,000        7.75%, 11/1/22                                1,015,650
                                  Texas Utilities Electric Co.,
A3                    1,000        8.25%, 4/1/04                                 1,064,750
                                  TXU Australia Hldgs. Ltd.
                                   (Australia),
Baa2                    500(b)     6.75%, 12/1/06                                  493,850
                                  Virginia Electric & Power Co.,
A2                    1,000        6.625%, 4/1/03                                1,025,740

    8                                      See Notes to Financial Statements

       Global Utility Fund, Inc.
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

                 Principal
Moody's          Amount
Rating           (000)            Description                         US$ Value (Note 1)
------------------------------------------------------------------------------------------------
                                  Wisconsin Electric Power Co.,
Aa3              $    1,000        6.625%, 11/15/06                      $       1,020,210
                                  Wisconsin Power & Light Co.,
Aa3                     500        5.70%, 10/15/08                                 472,975
                                  WPD Holdings (United Kingdom),
Baa2                    500(b)     6.875%, 12/15/07                                484,240
                                  Yorkshire Power Finance Ltd.
                                   (United Kingdom),
Baa2                    500(b)     6.496%, 2/25/08                                 467,450
                                                                      --------------------
                                                                                23,117,970
-------------------------------------------------------------------------------------
Gas Distribution & Other Industries  0.9%
                                  El Paso Natural Gas Co.,
Baa1                    500        7.50%, 11/15/26                                 502,605
                                  United Utilities PLC. (United
                                   Kingdom),
A3                      500(b)     6.45%, 4/1/08                                   475,655
                                  Wisconsin Gas Co.,
Aa2                     535        5.50%, 1/15/09                                  507,592
                                                                      --------------------
                                                                                 1,485,852
-------------------------------------------------------------------------------------
Telecommunications, Media & Related Industries  7.4%
                                  Alestra S.A. (Mexico),
B2                      500(b)     12.125%, 5/15/06                                430,000
                                  AT&T Corp.,
A2                    1,000        7.75%, 3/1/07                                 1,057,650
                                  Century Telephone Enterprises,
                                   Inc., Ser. F,
Baa2                  1,000        6.30%, 1/15/08                                  948,240
                                  FLAG Telecom Hldgs. Ltd.
                                   (Bermuda),
Ba3                     500(b)     8.25%, 1/30/08                                  450,000
                                  Global Crossing Hldgs. Ltd.
                                   (Bermuda),
Ba2                     500(b)     9.125%, 11/15/06                                471,250
                                  GTE Corp.,
A2                    1,000        7.51%, 4/1/09                                 1,060,070
                                  Indiana Bell Telephone Co., Inc.,
Aa2                   1,000        7.30%, 8/15/26                                1,015,910

    See Notes to Financial Statements                                      9

       Global Utility Fund, Inc.
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

                 Principal
Moody's          Amount
Rating           (000)            Description                         US$ Value (Note 1)
------------------------------------------------------------------------------------------------
                                  Level 3 Communications, Inc.,
B3               $      500        11.00%, 3/15/08                       $         397,500
                                  New Jersey Bell Telephone Co.,
Aa2                   1,000        8.00%, 6/1/22                                 1,076,740
                                  New York Telephone Co.,
A1                      500        6.00%, 4/15/08                                  491,135
                                  Nextel Communications Corp.,
B1                      500        9.375%, 11/15/09                                423,125
                                  Pacific Bell Corp.,
Aa3                   1,000        6.625%, 11/1/09                               1,020,630
                                  Philippine Long Distance
                                   Telephone Co. (Philippines),
Ba2                     500(b)     9.25%, 6/30/06                                  460,000
                                  Sprint Capital Corp.,
Baa1                  1,000        5.70%, 11/15/03                                 986,300
                                  Telecomunicaciones de Puerto
                                   Rico,
Baa1                  1,000        6.65%, 5/15/06                                  978,670
                                  Worldcom, Inc.,
A3                    1,000        6.40%, 8/15/05                                  979,700
                                                                      --------------------
                                                                                12,246,920
                                                                      --------------------
                                  Total corporate bonds
                                   (cost $38,030,892)                           36,850,742
                                                                      --------------------
-----------------------------------------------------------------------------------
U.S. Government Obligations  0.6%
                                  United States Treasury Notes,
                      1,000        5.75%, 8/15/03 (cost $1,021,094)              1,032,340
                                                                      --------------------
                                  Total debt obligations
                                   (cost $39,051,986)                           37,883,082
                                                                      --------------------
                                  Total long-term investments
                                   (cost $148,855,980)                         159,138,285
                                                                      --------------------

    10                                     See Notes to Financial Statements

       Global Utility Fund, Inc.
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

   Principal
   Amount
   (000)            Description                                   US$ Value (Note 1)
   -----------------------------------------------------------------------------------------
   SHORT-TERM INVESTMENTS  3.4%
   Repurchase Agreement
                    Paribas Finance, 5.27%, due 4/2/01 in the
                     amount of $5,522,424 (cost $5,520,000;
                     collateralized by $5,216,000 U.S. Treasury
                     Bonds, due 8/15/29, value of collateral
                     including accrued interest $5,587,640)          $       5,520,000
   $    5,520
                                                                  --------------------
                    Total Investments  99.8% (cost
                     $154,375,980;
                     Note 4)                                               164,658,285
                    Other assets in excess of liabilities  0.2%                396,093
                                                                  --------------------
                    Net Assets  100%                                 $     165,054,378
                                                                  --------------------
                                                                  --------------------

------------------------------
(a) Non-income-producing security.
(b) US$ Denominated Foreign Bonds.
(c) Standard & Poor's rating.
ADR--American Depository Receipts.
AG--Aktiengesellschaft (German Corporation).
GDR--Global Depository Receipts.
N.V.--Naamloze Vennootachaap (Dutch Corporation).
PLC--Public Limited Company (British Corporation).
Oyj--Jalkinen Osakeyhtio (Finnish Corporation)
S.A.--Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation).
SpA--Societe par Atione (Italian Corporation).
    See Notes to Financial Statements                                     11

       Global Utility Fund, Inc.
             Statement of Assets and Liabilities (Unaudited)

                                                                  March 31, 2001
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $154,375,980)                          $164,658,285
Foreign currency, at value (cost $32,962)                                32,670
Dividends and interest receivable                                     1,131,084
Receivable for Fund shares sold                                          30,735
Deferred expenses and other assets                                        4,649
                                                                ------------------
      Total assets                                                  165,857,423
                                                                ------------------
LIABILITIES
Payable to custodian                                                      1,343
Payable for Fund shares reacquired                                      382,061
Accrued expenses                                                        242,212
Management fee payable                                                   99,581
Distribution fee payable                                                 53,113
Withholding taxes payable                                                24,735
                                                                ------------------
      Total liabilities                                                 803,045
                                                                ------------------
NET ASSETS                                                         $165,054,378
                                                                ------------------
                                                                ------------------
Net assets were comprised of:
   Common stock, at par                                            $     14,888
   Paid-in capital in excess of par                                 161,629,025
                                                                ------------------
                                                                    161,643,913
   Distributions in excess of net investment income                     (65,157)
   Accumulated net realized loss on investments and foreign
      currency transactions                                          (6,803,833)
   Net unrealized appreciation on investments and foreign
      currencies                                                     10,279,455
                                                                ------------------
Net assets, March 31, 2001                                         $165,054,378
                                                                ------------------
                                                                ------------------

    12                                     See Notes to Financial Statements

       Global Utility Fund, Inc.
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                  March 31, 2001
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($136,069,818 / 12,276,382 shares of common stock
      issued and outstanding)                                            $11.08
   Maximum sales charge (5% of offering price)                              .58
   Maximum offering price to public                                      $11.66
                                                                ------------------
                                                                ------------------
Class B:
   Net asset value, offering price and redemption price per
      share ($23,739,740 / 2,138,877 shares of common stock
      issued and outstanding)                                            $11.10
                                                                ------------------
                                                                ------------------
Class C:
   Net asset value and redemption price per share ($834,860 /
      75,212 shares of common stock issued and outstanding)              $11.10
   Sales charge (1% of offering price)                                      .11
   Offering price to public                                              $11.21
                                                                ------------------
                                                                ------------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($4,409,960 / 397,875 shares of common stock
      issued and outstanding)                                            $11.08
                                                                ------------------
                                                                ------------------

    See Notes to Financial Statements                                     13

       Global Utility Fund, Inc.
             Statement of Operations (Unaudited)

                                                                    Six Months
                                                                      Ended
                                                                  March 31, 2001
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                        $  1,777,516
   Dividends (net of foreign withholding taxes of $70,859)            1,123,736
                                                                ------------------
                                                                      2,901,252
                                                                ------------------
Expenses
   Management fee                                                       652,022
   Distribution fee--Class A                                            169,030
   Distribution fee--Class B                                            226,829
   Distribution fee--Class C                                              4,512
   Transfer agent's fees and expenses                                   139,000
   Custodian's fees and expenses                                         90,000
   Reports to shareholders                                               32,000
   Legal fees and expenses                                               28,000
   Registration fees                                                     23,000
   Audit fee                                                             16,000
   Directors' fees and expenses                                          13,000
   Insurance                                                              2,000
   Miscellaneous                                                         25,941
                                                                ------------------
      Total expenses                                                  1,421,334
                                                                ------------------
Net investment income                                                 1,479,918
                                                                ------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
   Investment transactions                                           (5,532,878)
   Foreign currency transactions                                       (905,162)
                                                                ------------------
                                                                     (6,438,040)
                                                                ------------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                      (13,801,382)
   Foreign currencies                                                     1,806
                                                                ------------------
                                                                    (13,799,576)
                                                                ------------------
Net loss on investments                                             (20,237,616)
                                                                ------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(18,757,698)
                                                                ------------------
                                                                ------------------

    14                                     See Notes to Financial Statements

                       This page intentionally left blank

       Global Utility Fund, Inc.
             Statement of Changes in Net Assets (Unaudited)

                                                Six Months               Year
                                                  Ended                 Ended
                                              March 31, 2001      September 30, 2000
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                       $  1,479,918          $  5,843,713
   Net realized gain (loss) on investment
      and foreign currency transactions          (6,438,040)           58,061,101
   Net change in unrealized appreciation
      (depreciation) of investments and
      foreign currencies                        (13,799,576)          (59,700,437)
                                            ------------------    ------------------
   Net increase (decrease) in net assets
      resulting from operations                 (18,757,698)            4,204,377
                                            ------------------    ------------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                    (2,253,648)           (3,281,780)
      Class B                                      (368,419)           (1,436,038)
      Class C                                       (10,702)              (15,776)
      Class Z                                       (94,795)             (165,534)
                                            ------------------    ------------------
                                                 (2,727,564)           (4,899,128)
                                            ------------------    ------------------
   Dividends in excess of net investment
      income
      Class A                                       (53,836)                   --
      Class B                                        (8,801)                   --
      Class C                                          (256)                   --
      Class Z                                        (2,264)                   --
                                            ------------------    ------------------
                                                    (65,157)                   --
                                            ------------------    ------------------
   Distribution from net realized gains
      Class A                                   (30,612,369)          (16,339,591)
      Class B                                    (8,006,789)          (15,377,368)
      Class C                                      (194,411)             (129,077)
      Class Z                                    (1,408,243)             (800,929)
                                            ------------------    ------------------
                                                (40,221,812)          (32,646,965)
                                            ------------------    ------------------

    16                                     See Notes to Financial Statements

       Global Utility Fund, Inc.
             Statement of Changes in Net Assets (Unaudited) Cont'd.

                                                Six Months               Year
                                                  Ended                 Ended
                                              March 31, 2001      September 30, 2000
------------------------------------------------------------------------------------
Fund share transactions (net of share
   conversions) (Note 5)
   Net proceeds from shares sold                 13,462,083            28,296,701
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                              36,241,500            31,763,702
   Cost of shares reacquired                    (36,416,523)          (93,202,959)
                                            ------------------    ------------------
Net increase (decrease) in net assets
   from Fund share transactions                  13,287,060           (33,142,556)
                                            ------------------    ------------------
Total decrease                                  (48,485,171)          (66,484,272)
NET ASSETS
Beginning of period                             213,539,549           280,023,821
                                            ------------------    ------------------
End of period(a)                               $165,054,378          $213,539,549
                                            ------------------    ------------------
                                            ------------------    ------------------
---------------
(a) Includes undistributed net investment
    income of                                  $         --          $  1,247,646
                                            ------------------    ------------------

    See Notes to Financial Statements                                     17

       Global Utility Fund, Inc.
             Notes to Financial Statements (Unaudited)

      Global Utility Fund, Inc. (the 'Fund') is an open-end diversified management investment company. The Fund seeks to achieve its investment objective of obtaining a high total return, without incurring undue risk, by investing primarily in common stocks, debt securities and preferred stocks of domestic and foreign companies in the utility industries. Debt securities in which the Fund invests are generally within the four highest ratings categories of a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific country or industry.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    In valuing the Fund's assets, quotations of
foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current exchange rate. Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by an independent pricing service or by principal market makers. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
    18

       Global Utility Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      (i) market value of investment securities, other assets and liabilities--at the closing rates of exchange.

      (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at fiscal period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gain on investment transactions.

      The Fund recognizes foreign currency gains and losses from the holding of foreign currencies, the sales and maturities of short-term securities and forward currency contracts, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent of amounts actually received or paid.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Forward Currency Contracts:    A forward currency contract is a commitment
to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net realized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

      Securities Transactions and Net Investment Income:    Security
transactions are recorded on the trade date. Realized gains and losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded
                                                                          19

       Global Utility Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

on the ex-dividend date and interest income is recorded on the accrual basis. The Fund accretes original issue discounts on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Such expenses may differ from actuals.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies (the 'Guide'), was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premiums on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount that would have been recognized had the amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net assets value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

      Federal Income Taxes:    It is the intent of the Fund to continue to meet
the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends and interest are provided in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Dividends and Distributions:    Dividends from net investment income are
declared and paid quarterly. The Fund will distribute at least annually any net capital gains in excess of loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for wash sales and foreign currency transactions.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with Wellington Management
    20

       Global Utility Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Company, LLP ('Wellington'); Wellington furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of Wellington, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly at an annual rate of .70% of the Fund's average daily net assets up to and including $250 million, .55% of the Fund's average daily net assets of the next $250 million, .50% of the Fund's average daily net assets of the next $500 million and .45% of the Fund's average daily net assets in excess of $1 billion.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, Class B and Class C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended March 31, 2001.

      PIMS has advised the Fund that it received approximately $12,900 and $100 in front-end sales charges resulting from sales of Class A and Class C shares during the six months ended March 31, 2001. From these fees PIMS paid a substantial part of such sales charges to affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the six months ended March 31, 2001 it received approximately $18,600 and $1,100 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIMS and PIFM are indirect wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA was $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an
                                                                          21

       Global Utility Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA was March 9, 2001.

      On March 7, 2001, the Fund, along with other affiliated registered investment companies, entered into an amended syndicated credit agreement (the 'amended SCA') with an unaffiliated lender. The maximizing commitment under the amended SCA is $500 million. Interest on any borrowings will be at market rates. The Funds pay a commitment fee .080 of 1% of the unused portion of the credit facility. The expiration date of the amended SCA is March 6, 2002.

      The Fund did not borrow any amounts pursuant to the SCA during the six months ended March 31, 2001.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an indirect wholly owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended March 31, 2001, the Fund incurred fees of approximately $116,000 for the services of PMFS. As of March 31, 2001, approximately $19,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      For the six months ended March 31, 2001, Prudential Securities Incorporated, an indirect wholly owned subsidiary of Prudential, earned $3,000 in brokerage commissions from portfolio transactions on behalf of the Fund.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended March 31, 2001 were $44,356,732 and $72,677,790, respectively.

      The cost basis of investments for federal income tax purposes is substantially the same for financial reporting purposes and, accordingly, as of March 31, 2001, net unrealized appreciation for federal income tax purposes was $10,282,305 (gross unrealized appreciation--$28,867,372; gross unrealized depreciation--$18,585,067).

      The Fund has elected to treat approximately $29,742 of net foreign currency losses incurred in the eleven months ended September 30, 2000 as having been incurred in the current fiscal year.
    22

       Global Utility Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Note 5. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with an initial sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized 2 billion shares of common stock at $.001 par value per share equally divided into Class A, B, C and Z shares.

      Transactions in shares of common stock were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Six months ended March 31, 2001:
Shares sold                                                     724,606    $   9,110,076
Shares issued in reinvestment of dividends and
  distributions                                               2,285,313       26,953,444
Shares reacquired                                            (2,144,332)     (26,847,968)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                    865,587        9,215,552
Shares issued upon conversion from Class B                    2,395,783       32,140,406
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 3,261,370    $  41,355,958
                                                            -----------    -------------
                                                            -----------    -------------
Year ended September 30, 2000:
Shares sold                                                     892,189    $  14,814,086
Shares issued in reinvestment of dividends and
  distributions                                                 894,963       15,174,944
Shares reacquired                                            (2,796,776)     (47,255,396)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,009,624)     (17,266,366)
Shares issued upon conversion from Class B                    2,261,622       37,564,883
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 1,251,998    $  20,298,517
                                                            -----------    -------------
                                                            -----------    -------------

                                                                          23

       Global Utility Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Class B                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Six months ended March 31, 2001:
Shares sold                                                     101,571    $   1,304,699
Shares issued in reinvestment of dividends and
  distributions                                                 662,565        7,845,119
Shares reacquired                                              (494,785)      (6,447,970)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                    269,351        2,701,848
Shares reacquired upon conversion into Class A               (2,395,943)     (32,140,406)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (2,126,592)   $ (29,438,558)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended September 30, 2000:
Shares sold                                                     312,132    $   5,435,464
Shares issued in reinvestment of dividends and
  distributions                                                 908,974       15,486,409
Shares reacquired                                            (2,076,403)     (35,841,226)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (855,297)     (14,919,353)
Shares reacquired upon conversion into Class A               (2,263,127)     (37,564,883)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (3,118,424)   $ (52,484,236)
                                                            -----------    -------------
                                                            -----------    -------------
Class C
----------------------------------------------------------
Six months ended March 31, 2001:
Shares sold                                                      11,067    $     159,288
Shares issued in reinvestment of dividends and
  distributions                                                  17,328          205,051
Shares reacquired                                               (13,817)        (177,723)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                    14,578    $     186,616
                                                            -----------    -------------
                                                            -----------    -------------
Year ended September 30, 2000:
Shares sold                                                     369,362    $   6,471,258
Shares issued in reinvestment of dividends and
  distributions                                                   8,125          138,179
Shares reacquired                                              (397,800)      (7,004,050)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   (20,313)   $    (394,613)
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Six months ended March 31, 2001:
Shares sold                                                     203,059    $   2,888,020
Shares issued in reinvestment of dividends and
  distributions                                                 104,918        1,237,886
Shares reacquired                                              (243,653)      (2,942,862)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                    64,324    $   1,183,044
                                                            -----------    -------------
                                                            -----------    -------------
Year ended September 30, 2000:
Shares sold                                                      91,728    $   1,575,893
Shares issued in reinvestment of dividends and
  distributions                                                  56,760          964,170
Shares reacquired                                              (182,943)      (3,102,287)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   (34,455)   $    (562,224)
                                                            -----------    -------------
                                                            -----------    -------------

       Global Utility Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Note 6. Proposed Reorganization
On May 22, 2001, the Directors of the Fund approved an Agreement and Plan of Reorganization and Liquidation (the 'Plan') that provides for the transfer of all of the assets and liabilities of the Fund to Prudential Utility Fund, a series of Prudential Sector Funds, Inc. (the 'Utility Fund'). Class A, Class B, Class C and Class Z shares of the Fund would be exchanged at net asset value for Class A, Class B, Class C and Class Z shares of equivalent value of the Utility Fund. The Fund would then cease operations.

      The Plan requires approval of the shareholders of the Fund to become effective and we expect that a proxy/prospectus will be mailed to shareholders in July 2001. If the Plan is approved, it is expected that the reorganization will take place in September 2001. The Fund and the Utility Fund will each bear its pro rata share of the costs of the reorganization, including cost of proxy solicitation.
                                                                          25

       Global Utility Fund, Inc.
             Financial Highlights (Unaudited)

                                                                     Class A
                                                                ------------------
                                                                 Six Months Ended
                                                                  March 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $  15.61
                                                                   ----------
Income from investment operations
Net investment income                                                     .11(b)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                        (1.40)
                                                                   ----------
      Total from investment operations                                  (1.29)
                                                                   ----------
Less dividends and distributions
Dividends from net investment income                                     (.20)
Distributions in excess of net investment income                         (.01)
Distributions from net realized gains                                   (3.03)
                                                                   ----------
      Total distributions                                               (3.24)
                                                                   ----------
Net asset value, end of period                                       $  11.08
                                                                   ----------
                                                                   ----------
TOTAL RETURN(a)                                                         (9.38)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $136,070
Average net assets (000)                                             $135,595
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               1.35%(c)
   Expenses, excluding distribution and service (12b-1)
      fees                                                               1.10%(c)
   Net investment income                                                 1.76%(c)
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                 25%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
    26                                     See Notes to Financial Statements

       Global Utility Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                 Class A
----------------------------------------------------------------------------------------------------------
                                         Year Ended Sepember 30,
----------------------------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997                 1996
----------------------------------------------------------------------------------------------------
    $  17.95             $  17.66             $  17.52             $  15.03             $  14.72
----------------     ----------------     ----------------     ----------------     ----------------
         .44(b)               .41(b)               .46(b)               .49                  .51
        (.21)                2.15                 1.67                 3.34                  .73
----------------     ----------------     ----------------     ----------------     ----------------
         .23                 2.56                 2.13                 3.83                 1.24
----------------     ----------------     ----------------     ----------------     ----------------
        (.40)                (.38)                (.46)                (.49)                (.51)
          --                   --                 (.02)                (.02)                  --
       (2.17)               (1.89)               (1.51)                (.83)                (.42)
----------------     ----------------     ----------------     ----------------     ----------------
       (2.57)               (2.27)               (1.99)               (1.34)                (.93)
----------------     ----------------     ----------------     ----------------     ----------------
    $  15.61             $  17.95             $  17.66             $  17.52             $  15.03
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
        0.27%               15.36%               12.90%               26.90%                8.65%
    $140,736             $139,374             $123,346             $120,825             $112,800
    $138,241             $136,690             $122,384             $116,303             $120,122
        1.26%                1.17%                1.18%                1.21%                1.30%
        1.01%                 .92%                 .93%                 .96%                1.05%
        2.59%                2.23%                2.49%                3.00%                3.38%
          49%                   8%                  20%                  13%                  13%

    See Notes to Financial Statements                                     27

       Global Utility Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class B
                                                                ------------------
                                                                 Six Months Ended
                                                                  March 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $  15.63
                                                                     --------
Income from investment operations
Net investment income                                                     .07(b)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                        (1.41)
                                                                     --------
      Total from investment operations                                  (1.34)
                                                                     --------
Less dividends and distributions
Dividends from net investment income                                     (.16)
Distributions in excess of net investment income                           --(d)
Distributions from net realized gains                                   (3.03)
                                                                     --------
      Total distributions                                               (3.19)
                                                                     --------
Net asset value, end of period                                       $  11.10
                                                                     --------
                                                                     --------
TOTAL RETURN(a)                                                         (9.72)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $ 23,740
Average net assets (000)                                             $ 45,490
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               2.10%(c)
   Expenses, excluding distribution and service (12b-1)
      fees                                                               1.10%(c)
   Net investment income                                                 1.05%(c)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Less than $0.005 per share.
    28                                     See Notes to Financial Statements

       Global Utility Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                              Class B
----------------------------------------------------------------------------------------------------------
                                         Year Ended September 30,
----------------------------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997                 1996
----------------------------------------------------------------------------------------------------------
    $  17.96             $  17.66             $  17.52             $  15.03             $  14.71
----------------     ----------------     ----------------     ----------------     ----------------
         .32(b)               .27(b)               .32(b)               .37                  .40
        (.22)                2.16                 1.67                 3.34                  .74
----------------     ----------------     ----------------     ----------------     ----------------
         .10                 2.43                 1.99                 3.71                 1.14
----------------     ----------------     ----------------     ----------------     ----------------
        (.26)                (.24)                (.32)                (.37)                (.40)
          --                   --                 (.02)                (.02)                  --
       (2.17)               (1.89)               (1.51)                (.83)                (.42)
----------------     ----------------     ----------------     ----------------     ----------------
       (2.43)               (2.13)               (1.85)               (1.22)                (.82)
----------------     ----------------     ----------------     ----------------     ----------------
    $  15.63             $  17.96             $  17.66             $  17.52             $  15.03
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
       (0.42)%              14.49%               12.06%               25.96%                7.90%
    $ 66,648             $132,583             $154,873             $179,270             $187,557
    $110,769             $154,643             $177,326             $185,693             $210,305
        2.01%                1.92%                1.93%                1.96%                2.05%
        1.01%                 .92%                 .93%                 .96%                1.05%
        1.84%                1.48%                1.74%                2.25%                2.62%

    See Notes to Financial Statements                                     29

       Global Utility Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class C
                                                                ------------------
                                                                 Six Months Ended
                                                                  March 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $15.63
                                                                     -------
Income from investment operations
Net investment income                                                    .07(b)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                       (1.41)
                                                                     -------
      Total from investment operations                                 (1.34)
                                                                     -------
Less dividends and distributions
Dividends from net investment income                                    (.16)
Distributions in excess of net investment income                          --(d)
Distributions from net realized gains                                  (3.03)
                                                                     -------
      Total distributions                                              (3.19)
                                                                     -------
Net asset value, end of period                                        $11.10
                                                                     -------
                                                                     -------
TOTAL RETURN(a)                                                        (9.72)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $  835
Average net assets (000)                                              $  905
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              2.10%(c)
   Expenses, excluding distribution and service (12b-1)
      fees                                                              1.10%(c)
   Net investment income                                                1.00%(c)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Less than $0.005 per share.
    30                                     See Notes to Financial Statements

       Global Utility Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                              Class C
----------------------------------------------------------------------------------------------------------
                                         Year Ended September 30,
----------------------------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997                 1996
----------------------------------------------------------------------------------------------------------
    $  17.96             $  17.66             $  17.52             $  15.03             $  14.71
----------------     ----------------     ----------------     ----------------     ----------------
         .31(b)               .27(b)               .32(b)               .37                  .40
        (.21)                2.16                 1.67                 3.34                  .74
----------------     ----------------     ----------------     ----------------     ----------------
         .10                 2.43                 1.99                 3.71                 1.14
----------------     ----------------     ----------------     ----------------     ----------------
       (0.26)                (.24)                (.32)                (.37)                (.40)
          --                   --                 (.02)                (.02)                  --
       (2.17)               (1.89)               (1.51)                (.83)                (.42)
----------------     ----------------     ----------------     ----------------     ----------------
       (2.43)               (2.13)               (1.85)               (1.22)                (.82)
----------------     ----------------     ----------------     ----------------     ----------------
    $  15.63             $  17.96             $  17.66             $  17.52             $  15.03
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
       (0.42)%              14.49%               12.06%               25.96%                7.90%
    $    948             $  1,454             $    957             $    760             $    661
    $  1,130             $  1,212             $    969             $    727             $    608
        2.01%                1.92%                1.93%                1.96%                2.05%
        1.01%                 .92%                 .93%                 .96%                1.05%
        1.83%                1.50%                1.74%                2.25%                2.66%

    See Notes to Financial Statements                                     31

       Global Utility Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class Z
                                                                ------------------
                                                                 Six Months Ended
                                                                  March 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $15.61
                                                                     -------
Income from investment operations
Net investment income                                                    .13(b)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                       (1.40)
                                                                     -------
      Total from investment operations                                 (1.27)
                                                                     -------
Less dividends and distributions
Dividends from net investment income                                    (.22)
Distributions in excess of net investment income                        (.01)
Distributions from net realized gains                                  (3.03)
                                                                     -------
      Total distributions                                              (3.26)
                                                                     -------
Net asset value, end of period                                        $11.08
                                                                     -------
                                                                     -------
TOTAL RETURN(a)                                                        (9.26)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $4,410
Average net assets (000)                                              $4,813
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.10%(c)
   Expenses, excluding distribution and service (12b-1)
      fees                                                              1.10%(c)
   Net investment income                                                2.01%(c)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Commencement of offering of Class Z shares.
    32                                     See Notes to Financial Statements

       Global Utility Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                            Class Z
------------------------------------------------------------------------------------------------
                   Year Ended September 30,                          December 16, 1996(d)
--------------------------------------------------------------       through September 30,
      2000                   1999                   1998                     1997
------------------------------------------------------------------------------------------
     $17.97                 $17.68                 $17.54                   $ 15.02
    -------                -------                -------                   -------
        .50(b)                 .45(b)                 .50(b)                    .34
       (.23)                  2.16                   1.68                      2.59
    -------                -------                -------                   -------
        .27                   2.61                   2.18                      2.93
    -------                -------                -------                   -------
       (.46)                  (.43)                  (.50)                     (.34)
         --                     --                   (.03)                     (.07)
      (2.17)                 (1.89)                 (1.51)                       --
    -------                -------                -------                   -------
      (2.63)                 (2.32)                 (2.04)                     (.41)
    -------                -------                -------                   -------
     $15.61                 $17.97                 $17.68                   $ 17.54
    -------                -------                -------                   -------
    -------                -------                -------                   -------
       0.56%                 15.62%                 13.18%                    19.70%
     $5,208                 $6,613                 $6,065                   $    53
     $6,563                 $6,847                 $4,041                   $    16
       1.01%                   .92%                   .93%                      .96%(c)
       1.01%                   .92%                   .93%                      .96%(c)
       2.89%                  2.47%                  2.74%                     3.25%(c)

    See Notes to Financial Statements                                     33

Global Utility Fund, Inc.

        Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs.
For information about these funds, contact your financial professional or call us at
(800) 225-1852. Read the prospectus carefully
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


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* Not currently exchangeable with the Prudential mutual funds.

Global Utility Fund, Inc.

Getting the Most from Your Prudential Mutual Fund

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Keeping Up With THE JONESES
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BUY LOW, SELL HIGH
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


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Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852
-------------------------------------
Directors
Eugene C. Dorsey
Saul K. Fenster
Robert F. Gunia
Maurice Holmes
Robert E. LaBlanc
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
David R. Odenath, Jr.
Stephen Stoneburn
Joseph Weber
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
George P. Attisano, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Wellington Management Company, LLP
75 State Street
Boston, MA 02109

Distributor
Prudential Investment Management Services LLC
Three Gateway Center, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O.Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Ave.
N.W., Washington, D.C. 20036

-------------------------------------
Fund Symbols       NASDAQ     CUSIP
  Class A          GLUAX    37936G303
  Class B          GLUBX    37936G204
  Class C          PGUCX    37936G402
  Class Z          PGUZX    37936G501
-------------------------------------

The views expressed in this report and
information about the Fund's portfolio
holdings are for the period covered by
this report and are subject to change
thereafter.

The accompanying financial statements as of March 31, 2001, were not audited and, accordingly, no opinion is expressed on them.

(LOGO)

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852


MF150E2  37936G303  37936G204  37936G402  37936G501

(LOGO)Printed on Recycled Paper

                           GLOBAL UTILITY FUND, INC.
                       Statement of Additional Information
                             dated November 30, 2000



     Global Utility Fund, Inc. (the Fund) is an open-end, diversified management investment company or mutual fund. The Fund's investment objective is to provide total return, without incurring undue risk, by investing in income-producing securities of domestic and foreign companies primarily engaged in the utility industries. Under normal circumstances, at least 65% of the Fund's total assets will be invested in a diversified portfolio of equity and debt securities of domestic and foreign utility companies, principally electric, telecommunications, gas or water companies. There can be no assurance that the Fund's investment objective will be achieved. See "Description of the Fund, Its Investments and Risks."

     The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus dated November 30, 2000, a copy of which may be obtained from the Fund upon request.





                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
Fund History ............................................................    B-2
Description of the Fund, Its Investments and Risks ......................    B-2
Investment Restrictions .................................................   B-17
Management of the Fund ..................................................   B-18
Control Persons and Principal Holders of Securities. ....................   B-21
Investment Advisory and Other Services ..................................   B-22
Brokerage Allocation and Other Practices ................................   B-26
Capital Shares, Other Securities and Organization .......................   B-27
Purchase, Redemption and Pricing of Fund Shares .........................   B-28
Shareholder Investment Account ..........................................   B-37
Net Asset Value .........................................................   B-41
Taxes, Dividends and Distributions ......................................   B-42
Performance Information. ................................................   B-44
Financial Statements ....................................................   B-47
Report of Independent Accountants .......................................   B-60
Description of Security Ratings .........................................    A-1
Appendix I-General Investment Information ...............................    I-1
Appendix II-Historical Performance Data .................................   II-1


================================================================================
MF150B

                                  FUND HISTORY

     The Fund was incorporated under the laws of Maryland on February 21, 1990. It operated as a closed-end fund until February 1, 1991. Since February 4, 1991, the Fund has operated as an open-end management investment company under the Investment Company Act of 1940, as amended (1940 Act).


               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

     (a) CLASSIFICATION. The Fund is a diversified, open-end management investment company.

     (b) AND (c) INVESTMENT STRATEGIES, POLICIES AND RISKS. This section provides additional information on the principal investment policies and strategies of the Fund, as well as information on certain non-principal investment policies and strategies.

     The Fund's investment objective is to provide total return, without incurring undue risk, by investing in income-producing securities of domestic and foreign companies primarily engaged in the utility industries. The Fund's total return will consist of current income and growth of capital. Wellington Management Company LLP, the Fund's subadviser (the Subadviser), will seek to achieve the Fund's objective by investing, under normal circumstances, at least 65% of the Fund's total assets in a diversified portfolio of common stocks, debt securities and preferred stocks issued by domestic and foreign companies primarily engaged in the ownership or operation of facilities used in the generation, transmission or distribution of electricity, telecommunications, gas or water. There can be no assurance that the Fund's investment objective will be achieved. Up to 5% of the above referenced 65% may be invested in options and futures contracts on securities in the utility industries. In addition, up to 35% of the Fund's assets may be invested in equity and debt securities of companies outside the utility industry.


UTILITY INDUSTRIES-DESCRIPTION AND RISK FACTORS

     Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Prices are also regulated, with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

     The nature of regulation of utility industries is evolving both in the United States and in foreign countries. Changes in regulations in the United States increasingly allow utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. Furthermore, the Subadviser believes that the emergence of competition will result in utility companies potentially earning more than their traditional regulated rates of return. Although certain companies may develop more profitable opportunities, others may be forced to defend their core businesses and may be less profitable. The Subadviser seeks to take advantage of favorable investment opportunities that are expected to arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.

     Foreign utility companies are also subject to regulation, although such regulation may or may not be comparable to that in the United States. Foreign regulatory systems vary from country to country, and may evolve in ways different from regulation in the United States. See "Foreign Securities" in this Statement of Additional Information and in the Prospectus.

     The Fund's investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government owned, thereby limiting current investment opportunities for the Fund, the Subadviser believes that in order to attract significant capital for growth foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and also in more mature economies. In addition, the economic unification of European markets is expected to improve economic growth, reduce costs and increase competition in Europe, which will result in opportunities for investment by the Fund in European utility industries. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets for the Fund will increase.

     The revenues of domestic and foreign utility companies generally reflect the economic growth and developments in the geographic areas in which they do business. The Subadviser takes into account anticipated economic growth rates and other economic developments when selecting securities of utility companies. Further descriptions of some of the anticipated opportunities and risks of specific segments within the global utility industries are set forth below.

     ELECTRIC. The electric utility industry consists of companies that are engaged principally in the generation, transmission and sale of electric energy, although many such companies also provide other energy-related services. Domestic electric utility companies in general recently have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies recently have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental, nuclear facility and other safety regulations and changes in the regulatory climate. For example, in the United States, the construction and operation of nuclear power facilities is subject to increased scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission. Increased scrutiny might result in higher operating costs and higher capital expenditures, with the risk that regulators may disallow inclusion of these costs in rate authorizations.

     TELECOMMUNICATIONS. The telephone communications industry is a distinct utility industry segment that is subject to different risks and opportunities. Companies that provide telephone services and access to the telephone networks comprise the largest portion of this segment. The telephone industry is large and highly concentrated. Telephone companies in the United States are still experiencing the effects of the break-up of American Telephone & Telegraph Company, which occurred in 1984. Since that date the number of local and long-distance companies and the competition among such companies has increased. In addition, since 1984, companies engaged in telephone communication services have expanded their nonregulated activities into other businesses, including cellular telephone services, data processing, equipment retailing and software services. This expansion has provided significant opportunities for certain telephone companies to increase their earnings and dividends at faster rates than have been allowed in traditional regulated businesses. Increasing competition and other structural changes, however, could adversely affect the profitability of such utilities.

     GAS. Gas transmission companies and gas distribution companies are also undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruption in the oil industry and have also been affected by increased concentration and competition. In the opinion of the Subadviser, however, environmental considerations could improve the gas industry outlook in the future. For example, natural gas is the cleanest of the hydrocarbon fuels and this may result in incremental shifts in fuel consumption toward natural gas and away from oil and coal.

     WATER. Water supply utilities are companies that collect, purify, distribute and sell water. In the United States and around the world, the industry is highly fragmented, because most of the supplies are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth. In the opinion of the Subadviser, there may be opportunities for certain companies to acquire other water utility companies. The Subadviser believes that favorable investment opportunities may result from consolidation within this industry.

     There can be no assurance that the positive developments noted above, including those relating to business growth and changing regulation, will occur or that risk factors other than those noted above will not develop in the future.

FOREIGN SECURITIES

     Foreign securities in which the Fund invests generally will be denominated in foreign currencies and will be traded on foreign markets, including foreign stock exchanges. Foreign securities also may include securities of foreign issuers that are traded in U.S. dollars in the United States although the underlying security is usually denominated in a foreign currency. These securities include, but are not limited to, securities traded in the form of American Depository Receipts (ADRs) and securities registered in the United States by foreign (including Canadian) governmental or private issuers, foreign banks and foreign branches of U.S. banks. These securities also include European Depository Receipts and Global Depository Receipts (EDRs and GDRs, respectively).

     Restrictions and controls on investment in the securities markets of some countries may have an adverse effect on the availability and costs to the Fund of investments in those countries. Costs may be incurred in connection with conversions between various currencies. Moreover, there may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers generally are not subject to accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers.

     The value of the assets of the Fund as measured in U.S. dollars also may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. A change in the value of any such currency relative to the U.S.

dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. These changes will also affect the Fund's return, income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of the U.S. dollar strengthens against a foreign currency after the Fund's income has been accrued and translated into U.S. dollars, the Fund would experience a foreign currency loss. Similarly, if the U.S. dollar value weakens against a foreign currency between the time the Fund incurs expenses and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount of such currency at the time such expenses were incurred. Under the Internal Revenue Code of 1986, as amended (the Code), changes in an exchange rate which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities will result in foreign exchange gains or losses that increase or decrease investment company taxable income. Similarly, dispositions of certain debt securities (by sale, at maturity or otherwise) at a U.S. dollar value that is higher or lower than the Fund's original U.S. dollar cost may result in foreign exchange gains or losses, which will increase or decrease investment company taxable income. To the extent the Fund's currency exchange transactions do not fully protect the Fund against adverse changes in exchange rates, decreases in the value of the currencies of the countries in which the Fund invests relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund's assets denominated in those currencies. The exchange rates between the U.S. dollar and other currencies can be volatile and are determined by factors such as supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions.

     The costs attributable to foreign investing that the Fund must bear are higher than those attributable to domestic investing. For example, the cost of maintaining custody of foreign securities generally exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other government taxes that could reduce the return to investors on these securities. Tax treaties between the United States and certain foreign countries, however, may reduce or eliminate the amount of foreign tax to which the Fund would be subject. See "Taxes, Dividends and Distributions."

     The Fund may invest in debt securities issued by supranational organizations such as the World Bank, the European Investment Bank, the European Coal and Steel Community and the Asian Development Bank.

     The Fund may invest in debt securities issued by "semi-governmental entities" such as entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by a national government's "full faith and credit" and general taxing powers. Examples of semi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm.

     Foreign government securities also include mortgage-backed securities issued or guaranteed by foreign entities including semi-governmental entities and Brady Bonds, which are long-term bonds issued by governmental entities in developing countries as part of a restructuring of their commercial loans.


     A change in the value of a foreign currency against the US. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. These currency fluctuations can result in gains or losses for the Fund. For example, if a foreign security increases in value as measured in its currency, an increase in value of the U.S. dollar, relative to the currency in which the foreign security is denominated, can offset some or all of such gains. These currency changes will also affect the Fund's return, income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency decreases after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate for any such currency decreases between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount of such currency at the time such expenses were incurred. Under the Code, changes in an exchange rate which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities will result in foreign exchange gains or losses that increase or decrease distributable net investment income. Similarly, dispositions of certain debt securities (by sale, at maturity or otherwise) at a U.S. dollar amount that is higher or lower than the Fund's original U.S. dollar cost may result in foreign exchange gains or losses, which will increase or decrease distributable net investment income. Gains and losses on security and currency transactions cannot be predicted. This fact coupled with the different tax and accounting treatment of certain currency gains and losses increases the likelihood of distributions in whole or in part constituting a return of capital to shareholders.

     The Fund's interest income from foreign government securities issued in local markets may, in some cases, be subject to applicable withholding taxes imposed by governments in such markets. The Fund may sell a foreign security it owns prior to maturity in order to avoid foreign withholding taxes on dividend and interest income and buy back the same security for a future settlement date. Interest on foreign government securities is not generally subject to foreign withholding taxes. See "Taxes, Dividends and Distributions."


     Returns available from foreign currency denominated debt instruments can be adversely affected by changes in exchange rates. The Fund's investment adviser believes that the use of foreign currency hedging techniques, including "cross-currency hedges" may assist, under certain conditions, in helping to protect against declines in the U.S. dollar value of income available for distribution to shareholders and declines in the U.S. dollar value of income available for distribution to shareholders and declines in the net asset value of the Fund's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the U.S. dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of cross-currency hedges involving a forward contract to sell a different foreign currency, where such contract is available on terms more advantageous to the Fund than a contract to sell the currency in which the position being hedged is denominated. Cross-currency hedges can, therefore, under certain conditions, provide protection of net asset value in the event of a general rise in the U.S. dollar against foreign currencies. However, there can be no assurance that the Fund will be able to engage in cross-currency hedging or that foreign exchange rate relationships will be sufficiently predictable to enable the investment adviser to employ cross-currency hedging techniques successfully. A cross-currency hedge cannot protect against exchange rate risks perfectly, and if the investment adviser is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.

RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN
EURO-DENOMINATED SECURITIES

     On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three year transitional period, the euro will coexist with each participating state's currency and on July 1, 2002, the euro is expected to become the sole currency of the participating states. During the transition period, the Fund will treat the euro as a separate currency from that of any participating state.

     The conversion may adversely affect the Fund if the euro does not take effect as planned; if a participating state withdraws from the European Monetary Union; or if the computing, accounting and trading systems used by the Fund's service providers, or by entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following, euro conversion. In addition, the conversion could cause markets to become more volatile.

     The overall effect of the transition of member states' currencies to the euro is not known at this time. It is likely that more general short- and long-term ramifications can be expected, such as changes in the economic environment and change in the behavior of investors, which would affect the Fund's investments and its net asset value. In addition, although U.S. Treasury regulations generally provide that the euro conversion will not, in itself, cause a U.S. taxpayer to realize gain or loss, other changes that may occur at the time of the conversion, such as accrual periods, holiday conventions, indices, and other features may require the realization of a gain or loss by the Fund as determined under exisiting tax law.

     The Fund's Manager has taken steps: (1) that it believes will reasonably address euro-related changes to enable the Fund and its service providers to process transactions accurately and completely with minimal disruption to business activities and (2) to obtain reasonable assurances that appropriate steps have been taken by the Fund's other service providers to address the conversion. The Fund has not borne any expense relating to these actions.




OTHER INVESTMENT STRATEGIES

     At the discretion of the Subadviser, the Fund may employ the following strategies in pursuing its investment objective.

     LENDING OF SECURITIES AND REPURCHASE AGREEMENTS. As described in the Prospectus, consistent with applicable regulatory requirements, the Fund may lend securities valued at up to 30% of its total assets to brokers, dealers, banks or other recognized institutional borrowers of securities, provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of the replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. The Fund may pay reasonable administrative and custodial fees in connection with loans of its securities.

     The Fund may purchase U.S. Government securities and concurrently enter into "repurchase agreements" with the seller of the securities whereby the seller agrees to repurchase the securities at a specified price within a specified time (generally one business day). The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the repurchase price, including accrued interest earned on the loan. The collateral will be held by the Fund's custodian bank, either physically or in a book-entry account. The Fund will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 10% of the value of its total assets would be invested in such repurchase agreements and other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market.

     The Fund will enter into securities lending and repurchase agreement transactions only with parties that meet creditworthiness standards approved by the Fund's Board of Directors. The Subadviser will monitor and evaluate the creditworthiness of such parties under the general supervision of the Board of Directors. In the event of a default or bankruptcy by a counterparty, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. From time to time in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis, i.e., delivery and payment can take place as much as a month or more after the date of the transaction. The purchase price and other terms of the securities are fixed on the transaction date. Such investments are subject to market fluctuation, and no interest accrues to the Fund until delivery and payment take place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value of such investments in determining its net asset value on each day that net asset value is determined. The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the underlying securities. To facilitate such acquisitions, the Fund's custodian bank will maintain, in a separate account of the Fund, cash or other liquid assets having a value equal to or greater than such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of securities held in the separate account and/or from then available cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of other assets held in its portfolio, incur a gain or loss due to market fluctuation.


     HIGH YIELD SECURITIES. Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Below-investment grade or unrated (i.e., high yield) securities, commonly known as "junk bonds," are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The Subadviser considers both credit risk and market risk in making investment decisions for the Fund. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

     Below-investment grade or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher quality securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of high yield securities.



ADDITIONAL INVESTMENT POLICIES

     In seeking to protect against the effect of changes in interest rates or currency exchange rates that are adverse to the present or prospective position of the Fund and to enhance returns, the Fund may employ certain hedging, yield enhancement and risk management techniques including the purchase and sale of options, futures and options on futures on equity and debt securities, indices of prices of equity and debt securities, other financial indices, foreign currencies and forward contracts on foreign currencies. The Fund's ability to engage in these practices may be limited by tax considerations and certain other legal considerations. See "Taxes, Dividends and Distributions."


     OPTIONS ON SECURITIES

     The Fund may purchase put and call options and write put and call options on equity and debt securities, aggregates of equity and debt securities or indices of prices thereof, other financial indices and foreign currencies. These may include options traded on U.S. or foreign exchanges and options traded in U.S. or foreign over-the-counter (OTC) markets. Currently, many options on equity securities and options on currencies are exchange-traded, whereas options on debt securities are primarily traded on the OTC market.


     When the Fund writes an option, it receives a premium that it retains whether or not the option is exercised. The Fund's principal objective in writing options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.


     The purchaser of a call option has the right, for a specified period of time, to purchase the securities subject to the option at a specified price (the exercise price or strike price). By writing a call option, the Fund becomes obligated during the term of the option, upon exercise of the option, to sell, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser against receipt of the exercise price. When the Fund writes a call option, the Fund loses the potential for a gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

     Conversely, the purchaser of a put option has the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. By writing a put option, the Fund becomes obligated during the term of the option, upon exercise of the option, to purchase the securities underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities for more than their current market price.


     The Fund may write only "covered" options or options for which it establishes and maintains with its Custodian for the term of the option a segregated account consisting of cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, having a value at least equal to the fluctuating market value of the optioned securities. An option is covered so long as the Fund is obligated as the writer of a call option, to own the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option. A put option written by the Fund will be considered "covered" if, so long as the Fund is obligated as the writer of the option, it owns an option to sell the underlying securities subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option; otherwise the Fund will deposit and maintain with its Custodian in a segregated account cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, having a value equal to or greater than the exercise price of the option.

     The Fund may also buy and write straddles (i.e., a combination of a call and a put written on the same security at the same exercise price where the same issue of the security is considered "cover" for both the put and the call). In such cases, the Fund will also deposit in a segregated account with its Custodian cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equivalent in value to the amount, if any, by which the put is "in-the-money," i.e., the amount by which the exercise price of the put exceeds the current market value of the underlying security.

     The Fund may write both American style options and European style options. An American style option is an option that may be exercised by the holder at any time prior to its expiration. A European style option, however, may only be exercised as of the expiration of the option. The writer of an American style option has no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since such options may be exercised by the holder at any time prior to the expiration of the option. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may be offset or exceeded, in the case of a covered call option, by a decline and, in the case of a covered put option, by an increase in the market value of the underlying security during the option period. If a call option is exercised the writer must fulfill the obligation to sell the underlying security at the exercise price, which will usually be lower than the then market value of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.


     The writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be canceled by the exchange's affiliated clearing organization. However, the writer of an option may not effect a closing purchase transaction after being notified of the exercise of the option. Likewise, an investor who is the holder of an option may liquidate a position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     An exchange-traded option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in a particular option the Fund has purchased with the result that the Fund would have to exercise the option in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market in an option the Fund has written, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by a securities exchange (Exchange) on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options would continue to be exercisable in accordance with their terms.

     Exchange-traded options in the U.S. are issued by clearing organizations affiliated with the Exchange on which the option is listed which, in effect, give their guarantee to every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its contra-party with no clearing organization guarantee. Thus when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. The Board of Directors will evaluate the creditworthiness of any dealer from which the Fund proposes to purchase options.

     Exchange-traded options generally have a continuous liquid market while OTC options may not. Consequently, the Fund will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally sold the OTC option. While the Fund will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the contra-party, the Fund may be unable to liquidate an OTC option. With respect to options written by the Fund, inability to enter into a closing purchase transaction may result in material losses to the Fund. For example, since the Fund must maintain a covered position with respect to any call option on a security it writes, the Fund may be limited in its ability to sell the underlying security while the option is outstanding. This may impair the Fund's ability to sell a portfolio security at a time when such a sale might be advantageous.

     The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and concurrently write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (in-the-money), equal to (at-the-money) or above (out-of-the-money) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using an out-of-the-money call option may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

     The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close out the position or take delivery of the underlying security at the exercise price. In that case, the Fund's return will be the premium received from writing the put option, minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money and in-the-money covered put options may be written by the Fund in the same market environments in which call options are written in equivalent buy-and-write transactions.

     The Fund may purchase a call option on a security it intends to acquire in order to hedge against (and thereby benefit from) an anticipated market appreciation in the price of the underlying security at limited risk and with a limited cash outlay. If the market price does rise as anticipated, the Fund will benefit from that rise but only to the extent that the rise exceeds the premium paid. If the anticipated rise does not occur or if it does not exceed the premium, the Fund will bear the expense of the option premium without gaining an offsetting benefit.

     The Fund may purchase put options on securities to hedge against a decline in the value of its portfolio. If the market price of the Fund's portfolio should increase, however, the profit which the Fund might otherwise have realized will be reduced by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options on securities to hedge against an anticipated rise in the price it will have to pay for securities it intends to buy in the future. If the market price of the securities should fall instead of rise, however, the benefit the Fund obtains from purchasing the securities at a lower price will be reduced by both the amount of the premium paid for the call options and transaction costs.

     The Fund may purchase put options if the Fund believes that a defensive posture is warranted for all or a portion of its portfolio. Protection is provided during the life of the put because the put gives the Fund the right to sell the underlying security at the put exercise price, regardless of a decline in the underlying security's market price below the exercise price. This right limits the Fund's losses from the security's possible decline in value below the strike price of the option to the premium paid for the put option and related transaction costs.

     The Fund may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. The Fund may therefore purchase a put option on other carefully selected securities, the values of which historically have a high degree of positive correlation to the values of such portfolio securities. If the Subadviser's judgement is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. But the correlation between the two values may not be as close in these transactions as in transactions in which the Fund purchases a put option on an underlying security it owns. If the Subadviser's judgement is not correct, the value of the securities underlying the put option may decrease less than the value of the Fund's portfolio securities and therefore the put option may not provide complete protection against a decline in the value of the Fund's portfolio securities below the level sought to be protected by the put option.

     The Fund may similarly wish to hedge against appreciation in the value of securities that it intends to acquire at a time when call options on such securities are not available. The Fund may, therefore, purchase call options on other carefully selected securities, the values of which historically have a high degree of positive correlation to values of securities that the Fund intends to acquire. In such circumstances the Fund will be subject to risks analogous to those summarized immediately above in the event that the correlation between the value of call options so purchased and the value of the securities intended to be acquired by the Fund is not as close as anticipated and the value of the securities underlying the call options increases less than the value of the securities to be acquired by the Fund.


     FUTURES CONTRACTS

     The Fund will enter into futures contracts only for certain bona fide hedging, return enhancement and risk management purposes. The Fund may enter into futures contracts for the purchase or sale of equity and debt securities, aggregates of debt securities or indices of prices thereof, aggregates of equity securities or indices of prices thereof, and other financial indices. It may also enter futures contracts for the purchase or sale of foreign currencies (such as the Japanese Yen, the British Pound and the German Mark) or composite foreign currencies (such as the European Currency Unit) in which securities held or to be acquired by the Fund are denominated, or the value of which have a high degree of positive correlation to the value of such currencies as to constitute an appropriate vehicle for hedging. The Fund may enter into such futures contracts both on U.S. and foreign exchanges.


     A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the securities or currency underlying the futures contracts. U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission (the CFTC), an agency of the U.S. government, and must be executed through a futures commission merchant (i.e., a brokerage firm) which is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange's affiliated clearing organization guarantees performance of the contracts as between the clearing members of the exchange.


     At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (initial margin). It is expected that the initial margin on U.S. exchanges will vary from 3% to 15% of the value of the securities or the commodities underlying the contract. Under certain circumstances, however, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Thereafter, the futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "mark to market." Each day the Fund is required to provide or is entitled to receive variation margin in an amount equal to any decline (in the case of a long futures position) or increase (in the case of short futures position) in the contract's value since the preceding day.

     Although futures contracts by their terms may call for the actual delivery or acquisition of underlying securities or currency, in most cases the contractual obligation is extinguished or offset before the expiration of the contract without having to make or take delivery of the securities or currency. The offsetting of a contractual obligation is accomplished by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. Such a transaction cancels the obligation to make or take delivery of the underlying securities or currency. In all transactions on a U.S. futures exchange, the Fund will incur brokerage fees and related transaction costs when it purchases or sells futures contracts. The Fund may also incur brokerage fees and related transaction costs when it purchases or sells futures contracts in markets outside the United States.

     The ordinary spreads between values in the cash and futures markets, due to differences in the character of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing price distortions. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Subadviser may still not result in a successful transaction.


     In addition, futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the Subadviser's judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contracts. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its assets which it has hedged because it will have offsetting losses in its futures positions. In addition, particularly in such situations, if the Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. The Fund may have to sell assets at a time when it may be disadvantageous to do so.

     If the Fund seeks to hedge against a decline in the value of its portfolio securities and sells futures contracts for that purpose on other securities that historically have had a high degree of positive correlation to the value of the portfolio securities, the value of its portfolio securities might decline more rapidly than the value of a poorly correlated futures contract rises. In that case, the hedge will be less effective than if the correlation had been greater. In a similar but more extreme situation, the value of the futures position might in fact decline while the value of portfolio securities holds steady or rises. This would result in a loss that would not have occurred but for the attempt to hedge.


     OPTIONS ON FUTURES CONTRACTS

     The Fund will also enter into options on futures contracts for certain bona fide hedging, return enhancement and risk management purposes. The Fund may purchase put and call options and write (i.e., sell) put and call options on futures contracts that are traded on U.S. and foreign futures exchanges. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     The Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the securities or currency which is deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option; otherwise, it will segregate and maintain with its Custodian for the term of the option cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal to the fluctuating value of the optioned futures. The Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option; otherwise, it will segregate and maintain with its Custodian for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its Custodian with respect to such put option). There is no limitation on the amount of the Fund's assets that can be placed in the segregated account.

     Writing a put option on a futures contract serves as a partial hedge against an increase in the value of securities the Fund intends to acquire. If the futures price at expiration of the option is above the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the securities the Fund intends to acquire. If the market price of the underlying futures contract when the option is exercised is below the exercise price, however, the Fund will incur a loss, which may be wholly or partially offset by the decrease in the value of the securities the Fund intends to acquire.

     Writing a call option on a futures contract serves as a partial hedge against a decrease in the value of the Fund's portfolio securities. If the market price of the underlying futures contract at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium, thereby partially hedging against any decline that may have occurred in the Fund's holdings of debt securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be wholly or partially offset by the increase in the value of the securities in the Fund's portfolio which were being hedged.

     The Fund will purchase put options on futures contracts to hedge its portfolio against the risk of a decline in the value of the debt securities it owns as a result of rising interest rates or fluctuating currency exchange rates. The Fund will also purchase call options on futures contracts as a hedge against an increase in the value of securities the Fund intends to acquire as a result of declining interest rates or fluctuating currency exchange rates.


     INTEREST RATE FUTURES CONTRACTS AND OPTIONS THEREON

     The Fund will purchase or sell interest rate futures contracts to take advantage of, or to protect the Fund against, fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.


     Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) that the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make the intended purchase of the debt securities in the cash market and liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund's Custodian assets sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or other liquid assets, in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its Custodian with respect to such futures contracts.


     The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

     The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.


     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of debt securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.



     CURRENCY FUTURES AND OPTIONS THEREON

     Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon on U.S. and foreign exchanges, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire.

     The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the Subadviser, in purchasing an option, has been correct in its judgement concerning the direction in which the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund's profits on its underlying securities transactions.


     OPTIONS ON CURRENCIES

     Instead of purchasing or selling futures or forward currency exchange contracts, the Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies either on exchanges or in OTC markets or by writing put options or covered call options on currencies. A put option gives the Fund the right to purchase a currency at the exercise price until the option expires. A call option gives the Fund the right to purchase a currency at the exercise price until the option expires. Both options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to fully hedge its positions by purchasing such options.

     As in the case of interest rate futures contracts and options thereon, the Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated security which the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such security is denominated, where the values of such different currencies (vis-a-vis the U.S. dollar) historically have a high degree of positive correlation.


     SPECIAL CHARACTERISTICS OF FORWARD CURRENCY CONTRACTS AND ASSOCIATED RISKS

     The Fund may use forward currency contracts to protect against uncertainty in the level of future exchange rates. The Fund will not speculate with forward currency contracts or foreign currency exchange rates. A forward currency contract involves bilateral obligations of one party to purchase, and another party to sell, a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time the contract is entered into.

     The Fund may enter into forward currency contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars per unit of foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

     The Fund also may use forward currency contracts to "lock-in" the U.S. dollar value of portfolio positions, to increase the Fund's exposure to foreign currencies that the Subadviser believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when the Subadviser believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used. The Fund may only cross-hedge using a currency bearing, in the Subadviser's view, a high degree of positive correlation to the currency being hedged.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. The Fund may enter into forward contracts or maintain a net exposure on such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or (2) the Fund maintains cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, in a segregated account in an amount not less than the value of the Fund's total assets committed to the consummation of the contract. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Subadviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.


     At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

     The cost to the Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commission are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.


     ADDITIONAL RISKS OF OPTIONS ON SECURITIES AND CURRENCIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS AND FORWARD CONTRACTS

     Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lesser trading volume.

     Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances. If so, this would limit the ability of the Fund to fully hedge against these risks.

     Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. To mitigate this problem, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the Subadviser's opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract, when use of the underlying futures contract would not.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options market until they reopen. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security.

     A holder of a stock index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. For example, in the case of a call, if such a change causes the closing index value to fall below the exercise price of the option on that index, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option.


     SPECIAL RISK CONSIDERATIONS RELATING TO FUTURES AND OPTIONS THEREON

     The Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of a liquid market. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised. In the case of a futures contract or an option on a futures contract which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract is closed.

     Successful use of futures contracts and options thereon by the Fund is subject to the ability of the Fund's Subadviser to predict correctly movements in the direction of interest rates and currency exchange rates and other factors affecting markets for securities. If the Subadviser's expectations are not met, the Fund would be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.


     LIMITATIONS ON THE PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     The Fund will engage in transactions in interest rate and foreign currency futures contracts and options thereon only for bona fide hedging, return enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC, and not for speculation. In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Fund, an amount of cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be deposited in a segregated account with the Fund's Custodian to cover the position, or the Fund will own an offsetting position in securities, currencies or other options, forward-currency contracts or futures contracts sufficient to ensure that the use of such techniques is unleveraged. There are no limitations on the Fund's use of futures contracts and options on futures contracts beyond the restrictions set forth above and the economic limitations that are implicit in the use of futures and options on futures, within these restrictions, only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with rules and regulations of the CFTC and not for speculation.

     Although the Fund intends to purchase or sell futures and options on futures only on exchanges where there appears to be an active market, there is no guarantee that an active market will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, when futures positions are used to hedge portfolio securities, such securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.


ILLIQUID SECURITIES

     The Fund may not hold more than 15% of its net assets in repurchase agreements that have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale.

     If the Fund were to exceed this limit, the Subadviser would take reasonable measures to reduce the Fund's holding in illiquid securities to no more than 15% of its net assets within seven days, including the sale of such securities. Securities eligible for resale in accordance with Rule 144A under the Securities Act of 1933, as amended (the Securities Act), and privately placed commercial paper with legal or contractual restrictions on resale but with a readily available market are not considered illiquid for purposes of this limitation. The Subadviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities that are not otherwise readily marketable, and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Subadviser anticipates that the market for certain restricted securities such as foreign convertible securities will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The Subadviser will monitor the liquidity of restricted securities in the Fund's portfolio under the supervision of the Board of Directors. In reaching liquidity decisions, the Subadviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     The staff of the Securities and Exchange Commission (the SEC) has taken the position that purchased OTC Options and the assets used as "cover" for written OTC Options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC Option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."



     BORROWING


     As stated in the Prospectus, the Fund may borrow an amount up to 33 1/3% of the value of its total assets (computed at the time the loan is made) from banks for temporary or emergency purposes. However, the Fund will not purchase portfolio securities if borrowings exceed 5% of the Fund's total assets. Upon the vote of the Board of Directors to change the nonfundamental policy described above, the Fund is authorized, at the Subadviser's discretion and under the supervision of the Board of Directors, to borrow from banks amounts up to 33 1/3% of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness other than the specific bank borrowing, which is equivalent to permitting such borrowing to equal 50% of the value of the Fund's net assets.



     SEGREGATED ASSETS


     When the Fund is required to segregate assets in connection with certain hedging transactions, it will mark cash or liquid assets as segregated with the Fund's Custodian. "Liquid assets" means cash, U.S. government securities, equity securities (including foreign securities), debt obligations or other liquid, unencumbered assets, marked-to-market daily.

     DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

     When conditions dictate a defensive strategy, the Fund may temporarily invest without limit in securities denominated in U.S. dollars or U.S. Treasury securities or hold cash.


     PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate is not expected to exceed 100%. The portfolio turnover rates for the Fund for the fiscal years ended September 30, 2000 and 1999 were 49% and 8%, respectively. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the long-term portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Brokerage Allocations and Other Practices" and "Taxes, Dividends and Distributions."

                             INVESTMENT RESTRICTIONS


     The following restrictions are fundamental policies. The Fund's fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities" when used in this Statement of Additional Information means the lesser of (1) 67% or more of the voting securities of the Fund represented at a meeting at which more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy or (2) more than 50% of the outstanding voting securities of the Fund.


     The Fund may not:


     (1) Purchase any security if, as a result thereof, 25% or more of its total assets would be invested in the securities of issuers having their principal business activities in the same industry, other than the utility industries, except for temporary emergency purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


     (2) Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). The Fund is a "diversified company" as defined in the 1940 Act.


     (3) Issue senior securities or borrow money, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.


     (4) Purchase or sell physical commodities, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.


     (5) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.


     (6) Make loans, except through loans of assets of the Fund or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a "loan."


     (7) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws.


     Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.


     The Fund is also subject to the following nonfundamental restriction. Nonfundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy.


     (1) The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other futures contracts or derivative instruments.

                             MANAGEMENT OF THE FUND




NAME, ADDRESS+              POSITION(S) HELD                          PRINCIPAL OCCUPATIONS
AND AGE                     WITH THE FUND                            DURING PAST FIVE YEARS
--------------------------- ------------------ ------------------------------------------------------------------
Eugene C. Dorsey (73)       Director           Retired President, Chief Executive Officer and Trustee of the
                                               Gannett Foundation (now Freedom Forum); former publisher of four Gannett newspapers and Vice President of Gannett Co.,
                                               Inc.; past Chairman, Independent Sector, Washington, D.C.
                                               (largest national coalition of philanthropic organizations);
                                               former Chairman of the American Council for the Arts; former
                                               Director of the Advisory Board of Chase Manhattan Bank of
                                               Rochester; Director of First Financial Fund, Inc. and The High Yield
                                               Plus Fund, Inc.

Saul K. Fenster, Ph.D. (67) Director           President, New Jersey Institute of Technology; Commissioner of
                                               the Middle States Association, Commission on Higher
                                               Education; Member of the New Jersey Commission on Science
                                               and Technology; formerly, director or trustee of the New Jersey
                                               State Chamber of Commerce, Society of Manufacturing
                                               Engineering Education Foundation, the Research and
                                               Development Council of New Jersey, Prosperity New Jersey,
                                               Inc., the Edison Partnership, National Action Council for
                                               Minorities in Engineering, and IDT Corporation.

*Robert F. Gunia (53)       Director           Executive Vice President and Chief Administrative Officer (since
                                               June 1999) of Prudential Investments; Executive Vice President
                                               and Treasurer (since December 1996) of PIFM; President (since
                                               April 1999) of Prudential Investment Management Services LLC
                                               (PIMS); Corporate Vice President (since September 1997) of
                                               The Prudential Insurance Company of America (Prudential);
                                               formerly Senior Vice President (March 1987-May 1999) of
                                               Prudential Securities Incorporated; formerly Chief
                                               Administrative Officer (July 1989-September 1996), Director
                                               (January 1989-September 1996) and Executive Vice President,
                                               Treasurer and Chief Financial Officer (June 1987-December
                                               1996) of Prudential Mutual Fund Management, Inc. (PMF); Vice
                                               President and Director (since May 1989) of The Asia Pacific
                                               Fund, Inc.

Maurice Holmes (57)         Director           Director of Center for Innovation in Product Development,
                                               Professor of Engineering, Massachusetts Institute of Technology
                                               (since January 1998); formerly Chief Engineer and Corporate
                                               Vice President, Xerox Corporation (1972-1997).

NAME, ADDRESS+                       POSITION(S) HELD                           PRINCIPAL OCCUPATIONS
AND AGE                              WITH THE FUND                             DURING PAST FIVE YEARS
------------------------------------ ------------------ --------------------------------------------------------------------
Robert E. LaBlanc (66)              Director           President of Robert E. LaBlanc Associates, Inc.
                                                       (telecommunications); formerly General Partner at Salomon
                                                       Brothers and Vice-Chairman of Continental Telecom. Director of
                                                       Storage Technology Corporation, Chartered Semiconductor
                                                       Manufacturing, Ltd., Titan Corporation, Salient 3
                                                       Communications, Inc. and Tribune Company; Trustee of
                                                       Manhattan College; Director of First Financial Fund, Inc. and The
                                                       High Yield Plus Fund, Inc.

Douglas H. McCorkindale (61)        Director           Chairman (since June 2000), and President (since September
                                                       1997) and Vice Chairman (since March 1984) of Gannett Co.
                                                       Inc. (publishing and media); formerly Vice Chairman (March
                                                       1994-May 2000) of Gannett Co. Inc.; Director of Continental
                                                       Airlines, Inc., Gannett Co. Inc. and Global Crossing Ltd.; Director
                                                       of First Financial Fund, Inc. and The High Yield Plus Fund, Inc.

W. Scott McDonald, Jr., Ph.D. (63)  Director           Vice President (since 1997), Kaludis Consulting Group, Inc. (a
                                                       Sallie Mae company serving higher education); formerly
                                                       principal (1993-1997), Scott McDonald & Associates, Chief
                                                       Operating Officer (1991-1995), Fairleigh Dickinson University,
                                                       Executive Vice President and Chief Operating Officer
                                                       (1975-1991), Drew University, interim President (1988-1990),
                                                       Drew University and founding director of School, College and
                                                       University Underwriters Ltd.

Thomas T. Mooney (59)               Director           President of the Greater Rochester Metro Chamber of Commerce;
                                                       former Rochester City Manager; former Deputy Monroe County
                                                       Executive; Trustee of Center for Governmental Research, Inc.;
                                                       Director of Blue Cross of Rochester, Monroe County Water
                                                       Authority and Executive Service Corps of Rochester; Director,
                                                       President and Treasurer of First Financial Fund, Inc. and The
                                                       High Yield Plus Fund, Inc.

*David R. Odenath, Jr. (43)         Director and       Officer in Charge, President, Chief Executive Officer and Chief
                                    President          Operating Officer (since June 1999) of PIFM; Senior Vice
                                                       President (since June 1999) of Prudential; Senior Vice President
                                                       (August 1993-May 1999), PaineWebber Group, Inc.

Stephen Stoneburn (57)              Director           President and Chief Executive Officer (since June 1996) of
                                                       Quadrant Media Corp. (a publishing company); formerly
                                                       President (June 1995-June 1996) of Argus Integrated Media,
                                                       Inc.; Senior Vice President and Managing Director (January
                                                       1993-1995) of Cowles Business Media and Senior Vice
                                                       President of Fairchild Publications, Inc.

NAME, ADDRESS+             POSITION(S) HELD                              PRINCIPAL OCCUPATIONS
AND AGE                    WITH THE FUND                                DURING PAST FIVE YEARS
-------------------------- --------------------- --------------------------------------------------------------------
Joseph Weber, Ph.D. (76)   Director              Vice President, Finance, Interclass (international corporate learning) since 1991; formerly President, The Alliance for
                                                 Learning; retired Vice President, Member of the Board of
                                                 Directors and Member of the Executive and Operating
                                                 Committees, Hoffmann-LaRoche Inc.; Member, Board of
                                                 Overseers, New Jersey Institute of Technology; Trustee and Vice
                                                 Chairman Emeritus, Fairleigh Dickinson University.

Clay T. Whitehead (62)     Director              President of National Exchange Inc. (new business development firm) (since May 1983); director of First Financial Fund, Inc.
                                                 and The High Yield Plus Fund, Inc.

Judy A. Rice (52)          Vice President        Executive Vice President (since 1999) of Prudential Investments;
                                                 Executive Vice President (since 1999) of PIFM; formerly, various positions to Senior Vice President (1992-1999), Prudential Securities,
                                                 Inc; and various positions to Managing Director (1975-1992), Shearson
                                                 Lehman Advisors; Governor of the Money Management Institute; Member
                                                 of the Prudential Securities Operating Council, Board Member of the
                                                 National Association for Variable Annuities.

George P. Attisano (45)    Secretary             Assistant General Counsel (since September 2000) of Prudential; formerly
                                                 Associate Attorney (April 1998-September 2000) of Kramer Levin
                                                 Naftalis & Frankel LLP; Associate Attorney (September 1996-April
                                                 1998) of Willkie Farr & Gallagher; Counsel (September 1995-September 1996)
                                                 of The Dreyfus Corporation (Dreyfus).

William V. Healey (46)     Assistant Secretary   Vice President and Associate General Counsel of Prudential and formerly
                                                 Chief Legal Officer of Prudential Investments (since August
                                                 1998); Director, ICI Mutual Insurance Company (since June
                                                 1999); formerly Associate General Counsel of Dreyfus, a subsidiary of
                                                 Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus.

Grace C. Torres (41)                             Treasurer First Vice President (since December 1996) of PIFM;
                                                 First Vice and Principal President (since March 1994) of
                                                 Prudential Securities; formerly Financial and First Vice
                                                 President (March 1994-September 1996) of Prudential Accounting
                                                 Officer Mutual Fund Management, Inc.


----------
* Indicates those Directors that are "interested persons" of the Fund as defined in the 1940 Act.

+ The address of the Directors and Officers is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

     The officers conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth under "Management of the Fund" below, review such actions and decide on general policy.

     The Directors have adopted a retirement policy that calls for the retirement of Directors on December 31 of the year in which they reach the age of 75, except that Mr. Weber will retire by December 31, 2002.


     Pursuant to the terms of the Management Agreement with the Fund, the Manager or Subadviser, as appropriate, pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager or Subadviser. The Fund pays each of its Directors who is not an affiliated person of the Manager or the Subadviser annual compensation of $5,000, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds on the boards of which the Director will be asked to serve.

     Directors may receive their Director's fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of Director's fees in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an exemptive order from the Commission, at the daily rate of return of the Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund. As of December 31, 1997, Mr. Dorsey elected to reduce his Director's fees pursuant to the deferred fee agreement.

     The following table sets forth the aggregate compensation paid by the Fund to the Directors who are not affiliated with the Manager for the fiscal year ended September 30, 2000 and the aggregate compensation paid to such Director for service on the Fund's Board and the Boards of all other investment companies managed by PIFM (Fund Complex) for the calendar year ended December 31, 1999.


                               COMPENSATION TABLE



                                                                  TOTAL COMPENSATION
                                  AGGREGATE COMPENSATION         FROM THE FUND AND THE
NAME OF DIRECTOR                       FROM THE FUND                 FUND COMPLEX
----------------                       -------------                 ------------
Eugene C. Dorsey*                         $4,225               $ 81,000 (17/48)**
Saul K. Fenster***                          None               $ 35,000 ( 5/21)**
Robert F. Gunia+                            None                      None
Maurice Holmes***                         $1,650                      None
Robert E. LaBlanc                         $3,925               $ 61,250 (20/39)**
Douglas H. McCorkindale*                  $3,925               $ 80,000 (24/49)**
W. Scott McDonald, Jr.***                 $  233               $ 35,000 ( 5/21)**
Thomas T. Mooney*                         $4,475               $129,500 (35/75)**
David R. Odenath, Jr.+                      None                      None
Stephen Stoneburn                         $3,925               $ 61,250 (20/39)**
John R. Strangfeld, Jr.+,***                None                      None
Joseph Weber***                             None               $ 35,000 ( 5/21)**
Clay T. Whitehead                         $3,925               $ 77,000 (38/66)**


----------

  * Total compensation from all the Funds in the Fund Complex for the calendar year ended December 31, 1999 includes amounts deferred at the election of Directors under the Funds' deferred compensation plan. Including accrued interest, total compensation amounted to approximately $103,573 for Mr. Dorsey, $97,915 for Mr. McCorkindale, and $135,901 for Mr. Mooney.

 ** Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

*** Mr. Holmes joined the Board in May 2000, Messrs. Fenster, McDonald and Weber joined the Board in August 2000, and Mr. Strangfeld resigned from the Board in November 2000.

 + Interested Directors do not receive compensation from the Fund or any fund in the Fund Complex.



               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     As of November 17, 2000, the Directors and officers of the Fund, as a group, owned beneficially less than 1% of the outstanding shares of beneficial interest of the Fund, for Classes A, B, C and Z shares.


     As of November 17, 2000, the only entity owning more than 5% of the outstanding voting securities of any class was Nelag Partners, 37791 Halper Lake Drive, Rancho Mirage, CA 92270, which held 6.80% of the Fund's Class C shares.

     As of November 17, 2000, Prudential Securities was record holder of 5,573,314 Class A shares (or 63.44% of the outstanding Class A shares) and 2,374,041 Class B shares (or 57.52% of the outstanding Class B shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause to be forwarded, proxy material to the beneficial owners for which it is the record holder.

                     INVESTMENT ADVISORY AND OTHER SERVICES


(a) MANAGER AND SUBADVISER


     The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. The Manager serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential mutual funds. See "How the Fund is Managed-Manager" in the Prospectus. As of October 31, 2000, the Manager managed and/or administered open-end and closed-end management investment companies with assets of approximately $77.7 billion.


     PIFM is a subsidiary of Prudential Securities and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (the Transfer Agent), a wholly-owned subsidiary of the Manager, serves as the transfer agent and dividend distribution agent for the Prudential mutual funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.


     Pursuant to the Management Agreement with the Fund (the Management Agreement), the Manager, subject to the supervision of the Fund's Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. The Manager also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services that are not being furnished by State Street Bank and Trust Company (the Custodian), the Fund's custodian, and the Fund's Transfer Agent and dividend disbursing agent. The management services of the Manager for the Fund are not exclusive under the terms of the Management Agreement and the Manager is free to, and does, render management services to others.


     For its services, PIFM receives from the Fund, pursuant to the Management Agreement, a fee at an annual rate of .70% of the average daily net assets of the Fund up to and including $250 million, .55% of the Fund's average daily net assets in excess of $250 million up to and including $500 million, .50% of the Fund's average daily net assets in excess of $500 million up to and including $1 billion and .45% of the Fund's average daily net assets in excess of $1 billion. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Fund. No jurisdiction currently limits the Fund's expenses.

     In connection with its management of the business affairs of the Fund, the Manager bears the following expenses:

     (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of the Manager or Subadviser;

     (b) all expenses incurred by the Manager or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

     (c) the subadvisory agreement between the Manager and the Subadviser (the Subadvisory Agreement).


     Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Subadviser, (c) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, including the preparation and printing of the Fund's registration statement and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

     The Management Agreement provides that the Manager will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act.

     Wellington Management Company, LLP (Wellington Management or the Subadviser), 75 State Street, Boston, Massachusetts 02109, serves as the Fund's Subadviser. The Subadvisory Agreement provides that Wellington Management shall furnish investment advisory services in connection with the management of the Fund. In connection therewith, Wellington Management is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises Wellington Management's performance of such services. Under the Subadvisory Agreement, PIFM, not the Fund, pays Wellington Management a fee, computed daily and payable monthly, at an annual rate of .50% of the Fund's average daily net assets for the portion of such assets up to and including $250 million, .35% of the Fund's average daily net assets in excess of $250 million up to and including $500 million, .30% of the Fund's average daily net assets in excess of $500 million up to and including $1 billion and .25% of the Fund's average daily net assets in excess of $1 billion.


     The Subadvisory Agreement provides that Wellington Management will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Subadvisory Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by any party upon not more than 60 days' or less than 30 days' written notice. The Subadvisory Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Subadvisory Agreement was last approved by the Board of Directors of the Fund, including all of the Directors who are not parties to the contract or "interested persons" (as defined in the 1940 Act) of any such party, on May 24, 2000, and by shareholders of the Fund on December 30, 1991.

     For the fiscal years ended September 30, 2000, 1999 and 1998, the Fund paid $1,786,869, $2,021,652 and $2,050,958, respectively, to PIFM under the
Management Agreement and PIFM paid subadvisory fees of $1,273,462, $1,422,870 and $1,441,519, respectively, to Wellington Management under the Subadvisory Agreement.



(b) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12b-1 PLANS

     Prudential Investment Management Services LLC (the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. Prior to June 1, 1998, Prudential Securities Incorporated (Prudential Securities) was the Fund's distributor. The Distributor and Prudential Securities are subsidiaries of Prudential.

     Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the 1940 Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement, none of which are reimbursed by or paid for by the Fund.

     The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

     Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

     The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

     Prior to February 4, 1991, the Fund operated as a closed-end fund and offered only one class of shares (the existing Class A shares). On October 15, 1990, the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the Rule 12b-1 Directors), at a meeting called for the purpose of voting on the Class A Plan, adopted a plan of distribution for the Class A shares of the Fund. On November 13, 1990, the Board of Directors, including the Rule 12b-1 Directors, at a meeting called for the purpose of voting on the Class B Plan, adopted a plan of distribution for the Class B shares of the Fund. On February 10, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, approved modifications to the Fund's Class A and Class B Plans and Distribution Agreements to conform them to recent amendments to the National Association of Securities Dealers, Inc. (NASD) maximum sales charge rule described below. As modified, the Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. As modified, the Class B Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and
(ii) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be used as reimbursement for distribution-related expenses with respect to the Class B shares. On May 5, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, adopted a plan of distribution for the Class C shares of the Fund and approved further amendments to the plans of distribution for the Fund's Class A and Class B shares changing them from reimbursement type plans to compensation type plans. The Plans, as amended and restated, were last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on May 26, 1999. The Class A Plan as previously amended, was approved by Class A and Class B shareholders, and the Class B Plan, as previously amended, was approved by Class B shareholders on July 19, 1994. The Class C Plan was approved by the sole shareholder of Class C shares on August 1, 1994.


     CLASS A PLAN. For the fiscal year ended September 30, 2000, the Distributor received payments of approximately $345,603 under the Class A Plan and spent approximately $325,725 in distributing the Class A shares. This amount was primarily expended for payments of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended September 30, 2000, the Distributor also received approximately $26,100 in initial sales charges.

     CLASS B PLAN. For the fiscal year ended September 30, 2000, the Distributor received $1,107,688 from the Fund under the Class B Plan and spent approximately $376,382 in distributing the Fund's Class B shares. It is estimated that of the amount spent approximately 5.4% ($20,327) was spent on printing and mailing of prospectuses to other than current shareholders; 10.83% ($40,755) was spent on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred for distribution of Fund shares; and 83.77% ($315,300) on the aggregate of (1) payments of commissions and account servicing fees to financial advisers (73.16% or $275,379) and (2) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (10.61% or $39,921). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' and Pruco Securities Corporation's (Prusec's) branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies,
(b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

     The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. For the fiscal year ended September 30, 2000, the Distributor received approximately $84,600 in contingent deferred sales charges attributable to Class B shares.

     CLASS C PLAN. For the fiscal year ended September 30, 2000, the Distributor received $11,304 under the Class C Plan and spent approximately $11,065 in distributing Class C shares. It is estimated that of the amount spent, approximately 1.92%, ($213) was spent on printing and mailing of prospectuses to other than current shareholders; 1.72% ($190) on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred for distribution of Fund shares; and 96.28%, ($10,653) on the aggregate of (1) payments of commissions and account servicing fees to financial advisers (86.71% or $9,594) and (2) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (9.57% or $1,059).

     The Distributor receives the proceeds of the 1.00% front-end sales charge paid by investors upon purchase of Class C shares. For the fiscal year ended September 30, 2000, the Distributor received approximately $1,400 in front-end sales charges attributable to Class C shares.

     The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended September 30, 2000, the Distributor received approximately $700 in contingent deferred sales charges attributable to Class C shares.


     Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

     The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Directors, including a majority vote of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

     Pursuant to each Plan, the Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

     Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws.

     In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

FEE WAIVERS/SUBSIDIES

     PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has waived a portion of its distribution fees as described above. These voluntary waivers may be terminated at any time. Fee waivers and subsidies will increase the Fund's total return.

NASD MAXIMUM SALES CHARGE RULE

     Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

(c) OTHER SERVICE PROVIDERS

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.


     The Transfer Agent, 194 Wood Avenue South, Iselin, New Jersey 08830, serves as the transfer and dividend disbursing agent of the Fund. The Transfer Agent is a wholly-owned subsidiary of the Manager. The Transfer Agent provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, the Transfer Agent receives an annual fee of $13.00 per shareholder account, a new account set-up fee of $2.00 for each manually established account and a monthly inactive zero balance account fee of $0.20 per shareholder account. The Transfer Agent is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.


     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountant and in that capacity audits the Fund's annual financial statements.

     Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036, serves as counsel to the Fund (except with respect to the opinions of counsel referred to in "Fund Distributions and Tax Issues" and "How to Buy, Sell and Exchange Shares of the Fund" in the Prospectus).


CODE OF ETHICS

     The Board of Directors of the Fund has adopted a Code of Ethics. In addition, PIFM, the Subadviser and PIMS have each adopted a Code of Ethics (the Codes). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the SEC.


                   BROKERAGE ALLOCATION AND OTHER PRACTICES

     Subject to policies established by the Board of Directors of the Fund and the oversight and review of the Manager, the Subadviser will arrange for the execution of the Fund's portfolio transactions and the allocation of brokerage. In executing portfolio transactions, the Subadviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. The Fund may invest in securities traded in the OTC markets and deal directly with the dealers who make markets in the securities involved, unless a better price or execution could be obtained by using a broker. While the Subadviser generally will seek reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with best net results in particular transactions. The Fund will not deal with Prudential Securities (or any affiliate) in any transaction in which Prudential Securities (or an affiliate) acts as principal, except in accordance with the rules of the Commission. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. On a foreign securities exchange, commissions may be fixed. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Prudential Securities.

     In placing orders with brokers and dealers, the Subadviser will attempt to obtain the best net price and the most favorable execution for orders; however, the Subadviser may, in its discretion, purchase and sell portfolio securities through brokers and dealers who provide the Subadviser or the Fund with research, analysis, advice and similar services. The Subadviser may, in return for research and analysis, pay brokers a higher commission than may be charged by other brokers, provided that the Subadviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Subadviser to the Fund and its other clients, and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. Information and research received from such brokers and dealers will be in addition to, and not in lieu of, the services required to be performed by the Manager under its Management Agreement with the Fund and by the Subadviser under the Subadvisory Agreement. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The Subadviser's policy is to pay higher commissions to brokers or futures commission merchants other than Prudential Securities (or any affiliate) for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Subadviser's opinion, this policy furthers the objective of obtaining best price and execution. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Fund's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

     Purchases and sales of securities, futures or options on futures on an exchange (including a board of trade), and options on securities may be effected through securities brokers or futures commission merchants that charge a commission for their services. The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions. The Fund contemplates that, consistent with the policy of obtaining the best net results, the Fund may use Prudential Securities and its affiliates for brokerage transactions. In order for Prudential Securities or its affiliates to effect any such transaction for the Fund, the commissions, fees or other remuneration received by Prudential Securities or its affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities, futures or options on futures being purchased or sold on an exchange during a comparable period of time. The Fund's Board of Directors has adopted procedures designed to ensure that all brokerage commissions, fees or other remuneration paid to such firm or its affiliates are reasonable and fair.

     Investment decisions for the Fund and for other investment accounts managed by the Subadviser are made independently of each other in the light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for two or more such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated to accounts according to a formula deemed equitable to each account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases it is believed to be beneficial to the Fund.

     The Fund's brokerage transactions involving securities of companies headquartered in countries other than the United States will be conducted primarily on the markets and principal exchanges of such countries. Foreign markets are generally not as developed as those located in the United States, which may result in higher transaction costs, delayed settlement and less liquidity for trades effected in foreign markets. Transactions on foreign exchanges are usually subject to fixed commissions that generally are higher than negotiated commissions on U.S. transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.

     In accordance with Section 11(a) under the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or any affiliate) by applicable law.


     The table below sets forth information concerning the payment of commissions by the Fund for the three years ended September 30, 2000.




                                                             2000        1999          1998
                                                          ---------   ----------   -----------
Total brokerage commissions paid by the Fund ..........   $320,430      $89,946      $140,952



     During the fiscal year ended September 30, 2000, the Fund effected transactions that involved the payment of $16,300 of commissions to Prudential Securities. The Fund effected no transactions that involved the payment of commissions to Prudential Securities or other affiliates of the Fund, the Manager, the Subadviser or the Distributor during the two fiscal years ended September 30, 1999.

     The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined in Rule 10b-1 of the 1940 Act) and their parents. As of September 30, 2000, the Fund held debt securities of Lehman Brothers Holdings, Inc. totaling $7,987,000.



               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

     The Fund is authorized to issue 2 billion shares of common stock, $.001 per share divided into four classes, designated Class A, Class B, Class C and Class Z shares, initially all of one series. Each class of common stock represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Articles of Incorporation, the Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. The voting rights of the shareholders of a series or class can be modified only by the majority vote of shareholders of that series or class.

     Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees.

     The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

     Under the Articles of Incorporation, the Directors may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the investment policies related thereto. The Directors do not intend to authorize additional series at the present time.

     The Directors have the power to alter the number and the terms of office of the Directors and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Directors have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.

                 PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

     Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A or Class C shares) and/or (2) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charges. See "How to Buy, Sell and Exchange Shares of the Fund" in the Prospectus.

     Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights with respect to any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Shareholder Investment Account- Exchange Privilege."

     PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, an investor must complete an application and telephone the Transfer Agent at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: the investor's name, address, tax identification number, fund and class elections, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by the investor to his/her bank to transfer funds by wire to the Fund's Custodian, State Street Bank and Trust Company, Boston, Massachusetts, Custody and Shareholder Services Division,
Attention: Global Utility Fund, Inc., specifying on the wire the account number assigned by the Transfer Agent and the investor's name and identifying the class in which the investor is investing (Class A, Class B, Class C or Class Z shares).


     If an investor arranges for receipt by the Custodian of federal funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, the investor may purchase shares of the Fund as of that day.


     In making a subsequent purchase order by wire, an investor should wire the Custodian directly and should be sure that the wire specifies Global Utility Fund, Inc.; Class A, Class B, Class C or Class Z shares; and the investor's name and individual account number. It is not necessary to call the Transfer Agent to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $1,000.


ISSUANCE OF FUND SHARES FOR SECURITIES

     Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP


     Under the current distribution arrangements between the Fund and the Distributor, Class A shares of the Fund are sold at a maximum sales charge of 5%, Class C* shares are sold with a 1% sales charge, and Class B* and Class Z shares of the Fund are sold at NAV. Using the NAV at September 30, 2000, the maximum offering price of the Fund's shares is as follows:




CLASS A
Net asset value and redemption price per Class A share .................  $15.61
                                                                          ======
Maximum sales charge (5% of offering price).............................  $  .82

Maximum offering price to public .......................................  $16.43
                                                                          ======
CLASS B
Net asset value, redemption price and offering price per Class B share*   $15.63
                                                                          ======
CLASS C
Net asset value and redemption price per Class C share* ................  $15.63
                                                                          ======

Sales Charge (1% of offering price) ....................................  $  .16
                                                                          ======
Offering price to public ...............................................  $15.79
                                                                          ======
CLASS Z
Net asset value, redemption price and offering price per Class Z share .  $15.61
                                                                          ======


----------
* Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions.

SELECTING A PURCHASE ALTERNATIVE

     The following is provided to assist investors in determining which method of purchase best suits their individual circumstances and is based on current fees and expenses being charged to the Fund:

     If you intend to hold your investment in a Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6-year period, you should consider purchasing Class C shares over either Class A or Class B shares.

     If you intend to hold your investment for more than 4 years, but less than 5 years, you may consider purchasing Class B or Class C shares because: (1) the contingent-deferred sales load plus the cumulative annual distribution-related fee on Class B shares; and (ii) the maximum 1% initial sales charge plus the cumulative annual distribution-related fee on Class C shares would be lower than the maximum 5% initial sales charge plus the cumulative annual distribution-related fee on Class A shares. In addition, more of your money would be invested initially in the case of Class C shares, because of the relatively low initial sales charge, and all of your money would be invested initially in the case of Class B shares, which are sold at NAV.

     If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on

Class A shares would be less than the cumulative annual distribution-related fee on Class B shares and less than the initial sales charge plus the cumulative annual distribution-related fee on Class C shares.

     If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless or how long you intend to hold you investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

     If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and for more than 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus the cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.


     REDUCTION AND WAIVER OF INITIAL SALES CHARGE-CLASS A SHARES

     BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.

     OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by:

     o officers of the Prudential mutual funds (including the Fund);

     o employees of the Distributor, Prudential Securities, the Manager and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent;

     o employees of subadvisers of the Prudential mutual funds provided that purchases at NAV are permitted by such person's employer;

     o Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries;

     o real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates who maintain an account at Prudential Securities, Prusec or with the Transfer Agent;

     o members of the Board of Directors of The Prudential Insurance Company of America;

     o registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer;

     o investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
       (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of benefit plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase;

     o investors in Individual Retirement Accounts, provided the purchase is made in a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a benefit plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the benefit plan distribution;

     o orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs); and

     o orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket" programs).

     Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

     For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the purchase qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

     COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential mutual funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund-How to Buy Shares-Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

     An eligible group of related Fund investors includes any combination of the following:

     o an individual;

     o the individual's spouse, their children and their parents;

     o the individual's and spouse's Individual Retirement Account (IRA);

     o any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

     o a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

     o a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

     o one or more employee benefit plans of a company controlled by an individual.

     In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).


     The Transfer Agent, the Distributor or a broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plan.


     LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the investment, within a thirteen-month period, of a specified dollar amount in the Fund or other Prudential mutual funds. Retirement and group plans do not qualify to purchase Class A shares at NAV by entering into a Letter of Intent.

     For purposes of the Letter of Intent, all shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent, Prudential or its affiliates and through your broker will not be aggregated to determine the reduced sales charge.

     A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the investor. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investment made during this 90-day period, valued at the investor's cost, can be applied to the fulfillment of the Letter of Intent goal.

     The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not satisfied within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and the sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

     The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings.


CLASS B SHARES

     The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, a broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B shares may be subject to a CDSC. See "Sale of Shares-Contingent Deferred Sales Charge," below.

     The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

CLASS C SHARES

     The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.


WAIVER OF INITIAL SALES CHARGE-CLASS C SHARES

     BENEFIT PLANS. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at (800) 353-2847.

     INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (1) investors purchasing shares through an account at Prudential Securities, (2) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Prusec, and (3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify your broker if you are entitled to this waiver and provide such supporting documents as it may deem appropriate.


CLASS Z SHARES

     BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

     MUTUAL FUND PROGRAMS. Class Z shares can also be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares can also be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     o Mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades, links it clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or

     o Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

     Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

     OTHER TYPES OF INVESTORS. Class Z shares of the Fund currently are available for purchase by the following categories of investors:

     o certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by an affiliate of the Distributor for whom Class Z shares of the Prudential mutual funds are an available investment option;

     o current and former Directors/Trustees of the Prudential mutual funds (including the Fund),


     o Prudential, with an investment of $10 million or more.

     In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finders' fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.


RIGHTS OF ACCUMULATION


     Reduced sales charges also are available through rights of accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of accumulation may be applied across the classes of shares of the Prudential mutual funds. The value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day.


     The Distributor or the Transfer Agent must be notified at the time of purchase that the shareholder is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.


SALE OF SHARES

     You can redeem shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or the investor's broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, the broker must receive your sell order before the Fund computes its NAV for that day (that is, 4:15 p.m., New York time) in order to receive that day's NAV. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

     If you hold shares of the Fund through Prudential Securities, you must redeem the shares through Prudential Securities. Please contact your Prudential Securities Financial Advisor.


     In order to redeem shares, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, attention: Redemption Services, P.O. Box 8149, Philadelphia, Pennsylvania 19101, to the Distributor or to your broker.


     SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $100,000
(2) are to be paid to a person other than shareholder(s), (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and are held directly with the Transfer Agent, the signature(s) on the redemption request or stock power must be signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution.

     Payment for shares presented for redemption will be made by check within seven days after receipt of the written request, and certificates if applicable by the Transfer Agent, the Distributor or the broker of the certificate and/or written request, except as indicated below. If an investor holds shares through Prudential Securities, payment for shares presented for redemption will be credited to the investor's account at his or her broker, unless the investor indicates otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

     REDEMPTION IN KIND. If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.


     INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

     90-DAY REPURCHASE PRIVILEGE. If a shareholder redeems shares and has not previously exercised the repurchase privilege, the shareholder may reinvest back into the same account any portion or all of the proceeds of such redemption in shares of the same fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to the shareholder's account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) The shareholder must notify the Transfer Agent, either directly or through the Distributor or the shareholder's broker, at the time the repurchase privilege is exercised to adjust for the CDSC previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.


     CONTINGENT DEFERRED SALES CHARGE

     Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period (five years for shares purchased prior to January 22, 1990). Class C shares redeemed within 18 months of purchase will be subject to a 1% CDSC (one year for Class C Shares purchased before November 2, 1998). The CDSC will be deducted from the redemption proceeds and reduce the amount received by the shareholder. The CDSC will be imposed on any redemption by a shareholder which reduces the current value of the Class B or Class C shares to an amount which is lower than the amount of all purchases by the shareholder of shares during the preceding four years, in the case of Class B shares and 18 months in the case of Class C shares (one year for Class C shares purchased before November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

     The amount of the CDSC, if any, will vary depending on the number of years from the time of the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the purchase of shares, all purchases during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

     The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:


                                                  CONTINGENT DEFERRED SALES
                                                    CHARGE AS A PERCENTAGE
       YEARS SINCE PURCHASE                         OF DOLLARS INVESTED OR
           PAYMENT MADE                              REDEMPTION PROCEEDS
       -------------------                        -------------------------
       First .............................................   5.0%
       Second ............................................   4.0%
       Third .............................................   3.0%
       Fourth ............................................   2.0%
       Fifth .............................................   1.0%
       Sixth .............................................   1.0%
       Seventh and thereafter ............................   None

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of purchases of Fund shares made during the preceding six years for Class B shares (five years for Class B shares purchased prior to January 22, 1990) and 18 months for Class C shares (one year for Class C shares bought before November 2, 1998); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

     For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

     For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

     WAIVER OF CONTINGENT DEFERRED SALES CHARGE-CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.


     The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.


     Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential mutual funds, the Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of the Stable Value Fund.

     SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions effected through a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

     In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

     Shareholders must notify the Fund's Transfer Agent either directly or through their broker at the time of redemption that they are entitled to waiver of the CDSC and provide the Transfer Agent or their broker with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

     In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.


CATEGORY OF WAIVER                                               REQUIRED DOCUMENTATION
Death                                                            A certified copy of the shareholder's death certificate
                                                                 or, in the case of a trust, a certified copy of the
                                                                 grantor's death certificate, plus a certified copy of
                                                                 the trust agreement identifying the grantor.

Disability-An individual will be considered disabled             A copy of the Social Security Administration award letter
if he or she is unable to engage in any substantial              or a letter from a physician on the physician's
gainful activity by reason of any medically                      letterhead stating that the shareholder (or, in the case
determinable physical or mental impairment which can             of a trust, the grantor (a copy of the trust agreement
be expected to result in death or to be of                       identifying the grantor will be required as well)) is
long-continued and indefinite duration.                          permanently disabled.  The letter must also indicate the
                                                                 date of disability.  In the case of a trust, the Transfer
                                                                 Agent will also require a certified copy of the trust.

Distribution from an IRA or 403(b) Custodial Account             A copy of the distribution form from the custodial firm
                                                                 indicating (i) the date of birth of the shareholder and
                                                                 (ii) that the shareholder is over age 59 1/2 and is
                                                                 taking a normal distribution-signed by the shareholder.

Distribution from Retirement Plan                                A letter signed by the plan administrator/trustee
                                                                 indicating the reason for the distribution.

Excess Contributions                                             A letter from the shareholder (for an IRA) or the plan
                                                                 administrator/trustee on company letterhead indicating
                                                                 the amount of the excess and whether or not taxes have
                                                                 been paid.

     The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--SHARES PURCHASED PRIOR TO AUGUST 1, 1994

     While a quantity discount is not available for Class B shares of the Fund, a quantity discount may apply to Class B shares of another Prudential mutual fund acquired pursuant to the exchange of Class B shares of the Fund. The applicable quantity discount, if any, will be that applicable to the shares acquired as a result of the exchange of Class B shares of the Fund.


WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES

     BENEFIT PLANS. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC will also be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

CONVERSION FEATURE-CLASS B SHARES

     Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.


     Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (1) the ratio of (a) the amounts paid for Class B shares purchased at least five years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (2) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

     For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

     Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.


     For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such assets were held in the money market fund will be excluded. For example, Class B shares acquired through an exchange of assets held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.


     The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.


                         SHAREHOLDER INVESTMENT ACCOUNT

     Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a share certificate is desired, it must be requested in writing. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.


AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

     For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividends or distributions at NAV within 30 days after the payment date. The reinvestment will be made at the NAV next determined after receipt of the check by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.


EXCHANGE PRIVILEGE

     The Fund makes available to its shareholders the privilege of exchanging shares of the Fund for shares of certain other Prudential mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential mutual funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.

     It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

     In order to exchange shares by telephone, a shareholder must authorize telephone exchanges on his or her initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, a shareholder may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 8:00 P.M., New York time. For the shareholder's protection and to prevent fraudulent exchanges, telephone calls will be recorded and the shareholder will be asked to provide his or her personal identification number. A written confirmation of the exchange transaction will be sent to the shareholder. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The exchange privilege is available only in states where the exhange may be legally made.

     If a shareholder holds shares through Prudential Securities, the shares must be exchanged by contacting the shareholder's Prudential Securities financial adviser.

     If a shareholder holds certificates, the certificates must be returned in order for the shares to be exchanged.


     A shareholder may also exchange shares by mail by writing to the Fund's Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, Pennsylvania 19101.


     In periods of severe market or economic conditions, the telephone exchange of shares may be difficult to implement. A shareholder should then make exchanges by mail by writing to the Transfer Agent at the address noted above.


     CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential mutual funds and shares of the money market funds specified below. No fee or CDSC will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential mutual funds participating in the exchange privilege.

     The following money market funds participate in the Class A exchange privilege:

       Prudential California Municipal Fund
        (California Money Market Series)
       Prudential Government Securities Trust
        (Money Market Series)
        (U.S. Treasury Money Market Series)

       Prudential Municipal Series Fund
        (New Jersey Series)
        (New York Series)
       Prudential MoneyMart Assets, Inc. (Class A shares)
       Prudential Tax-Free Money Fund, Inc.


     CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other Prudential mutual funds and shares of Prudential Special Money Market Fund, Inc. No CDSC will be assessed upon such exchange, but a CDSC may be assessed upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

     Class B and Class C shares of the Fund may also be exchanged for shares of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being exchanged first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

     At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

     CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential mutual funds.


     SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares that are not subject to a CDSC held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise.

     Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares that are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares that are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions,
(2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.


     Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in Prudential Securities' 401(k) Plan for which the Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (that is, voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

     Additional details about the exchange privilege and prospectuses for each of the Prudential mutual funds are available from the Fund's Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.


DOLLAR COST AVERAGING

     Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. A shareholder buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

     Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure such as the purchase of a home or to finance a college education. The cost of a year's education at a four-year college today averages around $22,500 at a private college and around $10,600 at a public university. Assuming these costs increase at a rate of 7% a year, the cost of one year at a private college could reach approximately $44,300 and $21,000 at a public university in 10 years.(1)

     The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)


PERIOD OF
MONTHLY INVESTMENTS:          $100,000     $150,000     $200,000     $250,000
--------------------          --------     --------     --------     --------
  25 Years ...............     $  105       $  158       $  210      $  263
  20 Years ...............        170          255          340         424
  15 Years ...............        289          433          578         722
  10 Years ...............        547          820        1,093       1,366
  5 Years ................      1,361        2,041        2,721       3,402
  See "Automatic Investment Plan."


----------

  (1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges. Average costs for private institutions include tuition, fees, room and board for the 1998-1999 academic year.

  (2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)

     Under AIP, a shareholder may arrange to have a fixed amount automatically invested in shares of the Fund by authorizing his or her bank account or brokerage account (including a Prudential Securities Command Account) to be debited for specified dollar amounts to be invested in shares of the Fund. The shareholder's bank must be a member of the Automatic Clearing House System.


     Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.


SYSTEMATIC WITHDRAWAL PLAN

     A systematic withdrawal plan is available to shareholders through the Transfer Agent, the Distributor or a shareholder's broker. Such withdrawal plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Systematic withdrawals of Class B or Class C shares may be subject to a CDSC.

     In the case of shares held through the Transfer Agent, (1) a $10,000 minimum account value applies, (2) systematic withdrawals may not be for less than $100 and (3) all dividends and/or distributions must be automatically reinvested in order for the shareholder to participate in this plan.

     The Transfer Agent, the Distributor or the shareholder's broker acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

     Systematic withdrawals should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each systematic withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. In addition, systematic withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (1) the purchase of Class A and Class C shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.


TAX-DEFERRED RETIREMENT PLANS


     Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under
Section 403(b)(7) of the Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from the Distributor or the Transfer Agent.


     Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.


TAX-DEFERRED RETIREMENT ACCOUNTS

     INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                           TAX-DEFERRED COMPOUNDING(1)

         CONTRIBUTIONS             PERSONAL
         MADE OVER:                SAVINGS               IRA
         -----------               --------            -------
           10 years               $ 26,165            $ 31,291
           15 years                 44,675              58,649
           20 years                 68,109              98,846
           25 years                 97,780             157,909
           30 years                135,346             244,692

----------

(1) The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA that meet the conditions required under the Code will not be subject to tax upon withdrawal from the account.


MUTUAL FUND PROGRAMS

     From time to time, the Fund may be included in a mutual fund program with other Prudential mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as pursuit of greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

     The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, individuals should consult their financial adviser concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.


                                 NET ASSET VALUE

     The Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Directors have fixed the specific time of day for the computation of the Fund's net asset value to be as of 4:15 P.M., New York time. The Fund will compute its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares shall be determined at the time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


     Under the 1940 Act, the Directors are responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Directors, the value of investments listed on a securities exchange and Nasdaq National Market System securities (other than options on stock and stock indices) are valued at the last sale price of such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer, and foreign currency forward contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

     Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Directors) does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager or Subadviser, including its portfolio manager, traders, and its research and credit analysts, on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, Subadviser, Board of Directors or Valuation Committee to materially affect the value of the security. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker.


     Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS



     The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Code. Qualification of the Fund as a regulated investment company requires, among other things, that
(a) the Fund derive at least 90% of its annual gross income (without reduction for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities); and (c) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) in each year.


     Gains or losses on sales of securities by the Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-termcapital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Fund's transactions may be subject to wash sale, short sale, constructive sale, anti-conversion and straddle provisions of the Code which may, among other things, require the Fund to defer recognition of losses. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income.

     Special rules apply to most options on stock indices, futures contracts and options thereon, and foreign currency forward contracts in which the Fund may invest. See "Description of the Fund, Its Investments and Risks." These investments will generally constitute Section 1256 contracts and will be required to be "marked to market" for federal income tax purposes at the end of the Fund's taxable year; that is, treated as having been sold at market value. Except with respect to certain foreign currency forward contracts, sixty percent of any gain or loss recognized on such deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

     Gain or loss on the sale, lapse or other termination of options on stock and on narrowly-based stock indices will be capital gain or loss and will be long-term or short-term depending on the holding period of the option. In addition, positions which are part of a "straddle" will be subject to certain wash sale, short sale and constructive sale provisions of the Internal Revenue Code. In the case of a straddle, the Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund.


     Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency forward contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.


     Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

     Any dividend or distribution paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividend or distribution, although in effect a return of capital, is subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

     Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

     A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

     Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Net capital gain distributions paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividend and capital gain distribution which is effectively connected with a U.S. trade or business of the foreign shareholder.

     Dividends received by corporate shareholders are eligible for a dividends-received deduction of 70% to the extent a Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Dividends attributable to foreign corporations, interest income, capital and currency gain, gain or loss from Section 1256 contracts (described above) and income from certain other sources will not constitute qualified dividends. Individual shareholders are not eligible for the dividends-received deduction.

     The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to Class B and Class C shares and lower on Class A shares in relation to Class Z shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

     The Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year. In addition, the Fund must distribute during the calendar year all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior calendar year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed.

     The Fund may, from time to time, invest in Passive Foreign Investment Companies (PFICs). PFICs are foreign corporations that, in general, satisfy either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. The Fund may make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year, the Fund will recognize the amount of gains, if any, as ordinary income with respect to PFIC stock. No loss will be recognized on PFIC stock, except to the extent of gains recognized in prior years. Alternatively, the Fund, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its PRO RATA share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above.

     Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary. The Fund does not expect to meet the requirements of the Internal Revenue Code for "passing-through" to its shareholders any foreign income taxes paid.

     Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

     Dividends and distributions may also be subject to state and local taxes.


                             PERFORMANCE INFORMATION

     AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

     Average annual total return is computed according to the following formula:

                                         n
                                 P(1 + T)  = ERV

Where: P = a hypothetical initial payment of $1,000
       T = average annual total return
       n = number of years
     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.


     The average annual total returns for Class A shares for the one year, five year, 10 year and since inception (January 2, 1990) periods ended September 30, 2000 were (4.74)%, 11.34%, 13.40% and 13.04%, respectively. The average annual total returns for

     Class B shares for the one year, five year and since inception (March 18, 1991) periods ended September 30, 2000 were (5.40)%, 11.54% and 11.49%, respectively. The average annual total returns for Class C shares for the one year, five year and since inception (August 1, 1994) periods ended September 30, 2000 were (2.40)%, 11.44% and 11.18%, respectively. The average annual total returns for the Class Z shares for the one year and since inception (December 16, 1996) periods ended September 30, 2000 were .56% and 12.74%, respectively.


     AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

     Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                     ERV - P
                                     -------
                                        P

Where:     P = a hypothetical initial payment of $1,000.
         ERV = ending redeemable value at the end of the 1, 5 or 10 year periods
               (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

     Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


     The aggregate total returns for Class A shares for the one year, five year, 10 year and since inception (January 2, 1990) periods ended on September 30, 2000 were 0.27%, 80.08%, 251.66% and 250.01%, respectively. The aggregate total returns for Class B shares for the one year, five year and since inception (March 18, 1991) periods ended on September 30, 2000 were (0.42)%, 73.63% and 182.31%, respectively. The aggregate total returns for Class C shares for the one year, five year, and since inception (August 1, 1994) periods ended September 30, 2000 were (0.42)%, 73.63% and 94.15%, respectively. The aggregate total returns for the Class Z shares for the one year and since inception (December 16, 1996) periods ended September 30, 2000 were 0.56% and 57.54%, respectively.


     YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. The yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                                       a - b     6
                            YIELD = 2[(----- + 1) -1]
                                        cd

     Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were  entitled to receive dividends
            d = the  maximum offering  price  per share on  the last day  of the period

     Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period.


     The Fund's 30-day yields for the 30 days ended September 30, 2000 were 1.63%, 0.94%, 0.94% and 1.95% for the Class A, Class B, Class C and Class Z shares, respectively.

     From time to time, the performance of the Fund may be measured against various indices. Such performance information may include data from Lipper, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.(1)


          [THE DATA BELOW REPRESENTS A BAR GRAPH IN THE PRINTED PIECE]

PERFORMANCE COMPARISON OF
DIFFERENT TYPES OF
INVESTMENTS OVER THE
LONG TERM
(12/31/25 - 12/31/98)

Common Stocks ................................. 11.2%
Long Term Gov't Bonds .........................  5.3%
Inflation .....................................  3.1%


(1) SOURCE: IBBOTSON ASSOCIATES. USED WITH PERMISSION. ALL RIGHTS RESERVED. COMMON STOCK RETURNS ARE BASED ON THE STANDARD & POOR'S 500 STOCK INDEX, A MARKET-WEIGHTED, UNMANAGED INDEX OF 500 COMMON STOCKS IN A VARIETY OF INDUSTRY SECTORS. IT IS A COMMONLY USED INDICATOR OF BROAD STOCK PRICE MOVEMENTS. THIS CHART IS FOR ILLUSTRATIVE PURPOSES ONLY AND IS NOT INTENDED TO REPRESENT THE PERFORMANCE OF ANY PARTICULAR INVESTMENT OR FUND. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

       Global Utility Fund, Inc.
             Portfolio of Investments as of September 30, 2000

Shares         Description                                        US$ Value (Note 1)
---------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.0%
Common Stocks  75.6%
---------------------------------------------------------------------------------------
Electrical Utilities  26.1%
      80,600   Calpine Corp.(a)                                      $       8,412,625
       7,100   Capstone Turbine Corp.(a)                                       491,675
     100,000   CMS Energy Corp.                                              2,693,750
      60,000   Constellation Energy Group                                    2,985,000
     180,000   Companhia Paranaense de Energia-COPEL
                (ADR-Preferred B Shares) (Brazil)                            1,597,500
     104,347   DPL, Inc.                                                     3,104,323
     200,000   Endesa SA (ADR) (Spain)                                       3,750,000
     187,800   Espoon Sahko Oyj (ADR) (Finland)                              2,817,225
     100,000   FPL Group, Inc.                                               6,575,000
     160,000   Montana Power Co.                                             5,340,000
     105,000   Pinnacle West Capital Corp.                                   5,341,875
     250,000   Scottish Power PLC (ADR) (United Kingdom)                     1,932,330
     277,300   Shandong Huaneng Power Ltd. (ADR) (China)                     2,113,026
       6,500   Southern Energy, Inc.(a)                                        203,938
     150,000   Unicom Corp.                                                  8,428,125
                                                                  --------------------
                                                                            55,786,392
-------------------------------------------------------------------------------------
Gas Utilities  14.8%
     359,459   Australian Gas Light Co. (Australia)                          1,992,893
      50,000   Dynegy, Inc. (Class A shares)                                 2,850,000
     125,000   El Paso Energy Corp.                                          7,703,125
      75,000   Enron Corp.                                                   6,571,875
      20,000   Equitable Resources, Inc.                                     1,267,500
      50,000   MCN Energy Group, Inc.                                        1,281,250
     200,000   TransCanada Pipelines Ltd. (Canada)                           1,880,149
     250,000   Westcoast Energy, Inc. (Canada)                               4,758,504
      75,000   Williams Companies, Inc.                                      3,168,750
                                                                  --------------------
                                                                            31,474,046

    See Notes to Financial Statements

       Global Utility Fund, Inc.
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares         Description                                        US$ Value (Note 1)
----------------------------------------------------------------------------------------
Telecommunications  32.6%
      50,000   ALLTEL Corp.                                          $       2,609,375
      60,000   AT&T Corp.                                                    1,762,500
      32,200   China Unicom Ltd. (ADR) (China)(a)                              702,363
     101,096   Compania de Telecomunicaciones de Chile, SA
                (ADR) (Chile)                                                1,756,543
       2,700   Flag Telecom Hldgs. Ltd.(a)                                      29,700
     111,222   Hellenic Telecommunications Organization SA
                (Greece)(a)                                                  2,121,094
      87,282   Koninklijke KPN NV (Netherlands)                              1,893,904
     110,000   Korea Telecom Corp. (ADR) (Korea)                             3,698,750
     280,600   McLeodUSA, Inc.(a)                                            4,016,088
      75,000   Nextel Communications, Inc.(a)                                3,506,250
      60,000   Nippon Telegraph & Telephone Corp. (ADR) (Japan)              2,940,000
      31,407   Nortel Networks Corp. (Canada)                                1,870,679
      85,040   NTL, Inc.(a)                                                  3,938,415
      86,466   Qwest Communications Intl., Inc.(a)                           4,155,772
     150,000   SBC Communications, Inc.                                      7,500,000
      65,000   Sprint Corp.                                                  1,905,313
      50,000   Tele Danmark (ADR) (Denmark)                                  1,406,250
      40,000   Telecom Corp. of New Zealand Ltd. (ADR) (New
                Zealand)                                                       800,000
      85,000   Telefonos de Mexico SA (ADR - Class L Shares)
                (Mexico)                                                     4,520,937
     331,100   Telekomunikacja Polska SA (GDR) (Poland)                      1,775,027
     361,774   Telstra Corp. Ltd. (Australia)                                  592,111
      25,000   TELUS Corp. (Non-Voting) (Canada)(a)                            649,416
      75,000   TELUS Corp. (Voting) (Canada)(a)                              2,018,004
     220,000   Videsh Sanchar Nigam Ltd. (GDR) (India)                       1,760,000
     100,000   Vodafone Group PLC (ADR) (United Kingdom)                     3,700,000
      30,000   VoiceStream Wireless Corp.(a)                                 3,481,875
     150,000   WorldCom, Inc.(a)                                             4,556,250
                                                                  --------------------
                                                                            69,666,616

                                          See Notes to Financial Statements

      Global Utility Fund, Inc.
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares         Description                                        US$ Value (Note 1)
---------------------------------------------------------------------------------------
Water Utilities & Other  2.1%
      41,000   ENI SpA (ADR) (Italy)                                 $       2,170,437
      15,000   Suez Lyonnaise des Eaux SA (France)                           2,317,131
                                                                  --------------------
                                                                             4,487,568
                                                                  --------------------
               Total common stocks (cost $133,471,783)                     161,414,622
                                                                  --------------------

DEBT OBLIGATIONS  21.4%
Corporate Bonds  20.9%

Moody's          Principal
Rating           Amount
(Unaudited)      (000)            Description
-------------------------------------------------------------------------------------------
Electrical Utilities  13.8%
                                  Alabama Power Co.,
A2               $    1,000        5.35%, 11/15/03, Ser. I                         952,860
                                  Appalachian Power Co.,
Baa1                  1,000        6.60%, 5/1/09, Ser. C                           925,840
                                  Arizona Public Service Co.,
Baa2                  1,000        6.25%, 1/15/05                                  958,770
                                  Carolina Power & Light Co.,
A2                    1,000        5.95%, 3/1/09                                   904,470
                                  Cleveland Elec. Illum. Co.,
Baa3                  1,000        7.43%, 11/1/09                                  977,000
                                  CMS Energy Corp.,
BB(c)                 1,000        8.125%, 5/15/02                                 992,860
                                  Compania De Transporte Energetica
                                   (Brazil),
BBB-(c)               1,000(b)     9.25%, 4/1/08                                   910,000
                                  Consolidated Edison Co. of NY,
                                   Inc.,
A1                    1,000        7.625%, 3/1/04                                1,020,910
                                  El Paso Electric Co.,
Baa3                  1,000        8.25%, 2/1/03, Ser. C                         1,010,770
                                  Empresa Electrica del Norte
                                   Grande SA (Chile),
B1                    1,000(b)     7.75%, 3/15/06                                  320,000

    See Notes to Financial Statements
                                      B-49

       Global Utility Fund, Inc.
             Portfolio of Investments as of September 30, 2000 Cont'd.

Moody's          Principal
Rating           Amount
(Unaudited)      (000)            Description                         US$ Value (Note 1)
--------------------------------------------------------------------------------------------
                                  Florida Power Corp.,
Aa3              $      500        6.00%, 7/1/03                         $         490,475
                                  Gulf States Utilities Co.,
Baa3                  1,000        8.25%, 4/1/04                                 1,028,430
                                  Hyder PLC (United Kingdom),
Baa2                  1,000(b)     6.875%, 12/15/07                                868,894
                                  Inversora Electrica Buenos Aires
                                   SA (Argentina),
B+(c)                 1,000(b)     9.00%, 9/16/04                                  350,000
                                  Niagara Mohawk Power Corp.,
Baa3                  1,000        7.75%, 10/1/08, Ser. G                        1,002,870
                                  Northern States Power Co.,
Aa3                   1,000        6.50%, 3/1/28                                   867,050
                                  NRG Energy, Inc.,
Baa3                  1,000        7.50%, 6/15/07                                  955,720
                                  Pennsylvania Electric Co.,
A2                    1,000        6.125%, 4/1/09, Ser. B                          906,790
                                  Philadelphia Electric Co.,
A(c)                  1,000        6.50%, 5/1/03                                   984,230
                                  PP&L Capital Funding, Inc.,
Baa2                  1,000        6.79%, 11/22/04                                 992,910
                                  Public Service Co.,
Baa3                  1,000        7.10%, 8/1/05                                   976,510
Baa1                  1,000       6.875%, 7/15/09                                  953,080
                                  Puget Sound Energy, Inc.,
Baa1                  1,000        6.46%, 3/9/09                                   929,940
                                  Quebec Hydro.,
A2                    1,000(b)     7.50%, 4/1/16 (Canada)                        1,017,070
                                  Southern Investments PLC
                                   (United Kingdom),
Baa1                  1,000(b)     6.80%, 12/1/06                                  919,850
                                  Tampa Electric Co.,
Aa2                   1,000        7.75%, 11/1/22                                  978,330
                                  Texas Utilities Electric Co.,
A3                    1,000        8.25%, 4/1/04                                 1,040,080
                                  TXU Australia Hldgs. Ltd.
                                   (Australia),
BBB+(c)               1,000(b)     6.75%, 12/1/06                                  969,420

                                          See Notes to Financial Statements

       Global Utility Fund, Inc.
             Portfolio of Investments as of September 30, 2000 Cont'd.

Moody's          Principal
Rating           Amount
(Unaudited)      (000)            Description                         US$ Value (Note 1)
--------------------------------------------------------------------------------------------
                                  United Utilities PLC (United
                                   Kingdom),
A3               $    1,000(b)     6.45%, 4/1/08                               $   903,410
                                  Virginia Electric Power Co.,
A2                    1,000        6.625%, 4/1/03                                  995,050
                                  Wisconsin Electric Power Co.,
Aa3                   1,000        6.625%, 11/15/06                                971,370
                                  Wisconsin Power & Light Co.,
Aa3                     500        5.70%, 10/15/08                                 445,400
                                  Yorkshire Power Finance Ltd.
                                   (United Kingdom),
Baa2                  1,000(b)     6.496%, 2/25/08                                 906,910
                                                                      --------------------
                                                                                29,427,269
-------------------------------------------------------------------------------------
Gas Distribution & Other Industries  0.6%
                                  El Paso Natural Gas Co.,
Baa1                  1,000        7.50%, 11/15/26                                 950,640
                                  Wisconsin Gas Co.,
Aa2                     535        5.50%, 1/15/09                                  481,757
                                                                      --------------------
                                                                                 1,432,397
------------------------------------------------------------------------------------------
Telecommunications, Media & Related Industries  6.5%
                                  AES Corp.,
Ba3                   1,000        8.375%, 8/15/07                                 950,000
                                  Alestra (Mexico),
BB-(c)                  500(b)     12.125%, 5/15/06                                486,250
                                  AT&T Corp.,
AA-(c)                1,000        7.75%, 3/1/07                                 1,026,070
                                  Century Telephone Enterprises,
                                   Inc.,
BBB+(c)               1,000        6.30%, 1/15/08                                  903,080
                                  Flag Telecom Holdings Ltd.,
Ba3                     500        8.25%, 1/30/08                                  440,000
                                  Global Crossing Hldgs. Ltd.,
Ba2                     500        9.125%, 11/15/06                                495,000
                                  GTE Corp.,
A2                    1,000        7.51%, 4/1/09                                 1,003,650
                                  Indiana Bell Telephone Co., Inc.,
Aa2                   1,000        7.30%, 8/15/26                                  917,070

    See Notes to Financial Statements

       Global Utility Fund, Inc.
             Portfolio of Investments as of September 30, 2000 Cont'd.

Moody's          Principal
Rating           Amount
(Unaudited)      (000)            Description                              US$ Value (Note 1)
------------------------------------------------------------------------------------------------
                                  Level 3 Communications, Inc.,
B(c)             $      500        11.00%, 3/15/08                       $         475,000
                                  New Jersey Bell Telephone Co.,
Aa2                   1,000        8.00%, 6/1/22                                   993,020
                                  New York Telephone Co.,
A1                    1,000        6.00%, 4/15/08                                  922,650
                                  Nextel Communications,
B1                      500        9.375%, 11/15/09                                490,000
                                  Pacific Bell Corp.,
Aa3                   1,000        6.625%, 11/1/09                                 952,140
                                  Philippine Long Distance
                                   Telephone Co. (The Philippines),
BB+(c)                1,000(b)     9.25%, 6/30/06                                  898,750
                                  Sprint Capital Corp.,
Baa1                  1,000        5.70%, 11/15/03                                 956,350
                                  Telecomunicaciones de Puerto
                                   Rico,
BBB(c)                1,000        6.65%, 5/15/06                                  955,240
                                  Worldcom, Inc.,
A3                    1,000        6.40%, 8/15/05                                  973,750
                                                                      --------------------
                                                                                13,838,020
                                                                      --------------------
                                  Total corporate bonds
                                   (cost $48,530,114)                           44,697,686
                                                                      --------------------
------------------------------------------------------------------------------------------
U.S. Government Obligations    0.5%
                                  United States Treasury Notes.,
                                   5.75%, 8/15/03
Aaa                   1,000        (cost $1,021,094)                               994,370
                                                                      --------------------
                                  Total debt obligations
                                   (cost $49,551,208)                           45,692,056
                                                                      --------------------
                                  Total long-term investments
                                   (cost $183,022,991)                         207,106,678
                                                                      --------------------

                                      See Notes to Financial Statements

       Global Utility Fund, Inc.
             Portfolio of Investments as of September 30, 2000 Cont'd.

Moody's          Principal
Rating           Amount
(Unaudited)      (000)            Description                         US$ Value (Note 1)
------------------------------------------------------------------------------------------------
Repurchase Agreement  3.7%
                                  Lehman Brothers Hldgs., Inc.
                                   6.53% due 10/02/00 in the amount
                                   of $7,991,346 (cost $7,987,000;
                                   collateralized by $14,695,000
                                   U.S. Treasury Bonds, Zero
                                   Coupon, due 5/15/10, value of
                                   collateral including interest
                 $    7,987        $8,239,927)                           $       7,987,000
                                                                      --------------------
                                  Total Investments  100.7%
                                   (cost $191,009,991; Note 4)                 215,093,678
                                  Liabilities in excess of other
                                   assets  (0.7%)                               (1,554,129)
                                                                      --------------------
                                  Net Assets  100%                       $     213,539,549
                                                                      --------------------
                                                                      --------------------

--------------------------------------------------------------------------------
(a) Non-income-producing security.
(b) US$ Denominated Bonds.
(c) Standard & Poor's rating.
ADR--American Depository Receipts.
GDR--Global Depository Receipts.
NV--Naamkee Vennootachap (Dutch Corporation).
PLC--Public Limited Company.
Oyj--Jalkinen Osakeyhtio (Finnish Corporation)
SA--Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation).
SpA--Societe par Atione (Italian Corporation).
    See Notes to Financial Statements

       Global Utility Fund, Inc.
             Statement of Assets and Liabilities

                                                                September 30, 2000
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $191,009,991)                          $215,093,678
Foreign currency, at value (cost $124,509)                              122,889
Dividends and interest receivable                                     1,448,017
Receivable for Fund shares sold                                          44,745
Deferred expenses and other assets                                        6,317
                                                                ------------------
      Total assets                                                  216,715,646
                                                                ------------------
LIABILITIES
Payable to custodian                                                     23,035
Payable for Fund shares reacquired                                    2,398,226
Accrued expenses                                                        366,498
Payable for investments purchased                                       143,000
Management fee payable                                                  127,770
Distribution fee payable                                                 88,558
Withholding taxes payable                                                29,010
                                                                ------------------
      Total liabilities                                               3,176,097
                                                                ------------------
NET ASSETS                                                         $213,539,549
                                                                ------------------
                                                                ------------------
Net assets were comprised of:
   Common stock, at par                                            $     13,675
   Paid-in capital in excess of par                                 148,343,178
                                                                ------------------
                                                                    148,356,853
   Accumulated undistributed net investment income                    1,247,646
   Accumulated net realized gains on investments and
      foreign currency transactions                                  39,856,019
   Net unrealized appreciation on investments and foreign
      currencies                                                     24,079,031
                                                                ------------------
Net assets, September 30, 2000                                     $213,539,549
                                                                ------------------
                                                                ------------------

                                         See Notes to Financial Statements

       Global Utility Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                September 30, 2000
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($140,736,073 / 9,015,012 shares of common stock issued
      and outstanding)                                                   $15.61
   Maximum sales charge (5.00% of offering price)                           .82
   Maximum offering price to public                                      $16.43
                                                                ------------------
                                                                ------------------
Class B:
   Net asset value, offering price and redemption price per
      share ($66,648,068 / 4,265,469 shares of common stock
      issued and outstanding)                                            $15.63
                                                                ------------------
                                                                ------------------
Class C:
   Net asset value and redemption price per share ($947,635 /
      60,634 shares of common stock issued and outstanding)              $15.63
   Sales charge (1.00% of offering price)                                   .16
   Offering price to public                                              $15.79
                                                                ------------------
                                                                ------------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($5,207,773 / 333,551 shares of common stock
      issued and outstanding)                                            $15.61
                                                                ------------------
                                                                ------------------

    See Notes to Financial Statements

       Global Utility Fund, Inc.
             Statement of Operations

                                                                       Year
                                                                      Ended
                                                                September 30, 2000
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $233,074)        $  5,495,059
   Interest (net of foreign withholding taxes of $1,122)              4,400,593
                                                                ------------------
      Total income                                                    9,895,652
                                                                ------------------
Expenses
   Management fee                                                     1,786,869
   Distribution fee--Class A                                            345,603
   Distribution fee--Class B                                          1,107,688
   Distribution fee--Class C                                             11,304
   Transfer agent's fees and expenses                                   320,000
   Custodian's fees and expenses                                        180,000
   Reports to shareholders                                              125,000
   Legal fees and expenses                                               60,000
   Registration fees                                                     43,000
   Audit fee                                                             33,000
   Directors' fees and expenses                                          25,000
   Insurance                                                              4,000
   Miscellaneous                                                         10,475
                                                                ------------------
      Total expenses                                                  4,051,939
                                                                ------------------
Net investment income                                                 5,843,713
                                                                ------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                           58,074,774
   Foreign currency transactions                                        (13,673)
                                                                ------------------
                                                                     58,061,101
                                                                ------------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                      (59,688,298)
   Foreign currencies                                                   (12,139)
                                                                ------------------
                                                                    (59,700,437)
                                                                ------------------
Net loss on investments and foreign currencies                       (1,639,336)
                                                                ------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $  4,204,377
                                                                ------------------
                                                                ------------------

                                        See Notes to Financial Statements

      Global Utility Fund, Inc.
             Statement of Changes in Net Assets

                                                   Year                  Year
                                                  Ended                 Ended
                                            September 30, 2000    September 30, 1999
------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
Operations
   Net investment income                       $  5,843,713          $  5,513,314
   Net realized gain on investment and
      foreign currency transactions              58,061,101            29,188,396
   Net change in unrealized
      appreciation/depreciation of
      investments and foreign currencies        (59,700,437)            6,993,940
                                            ------------------    ------------------
   Net increase in net assets resulting
      from operations                             4,204,377            41,695,650
                                            ------------------    ------------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                    (3,281,780)           (2,818,425)
      Class B                                    (1,436,038)           (1,980,640)
      Class C                                       (15,776)              (16,127)
      Class Z                                      (165,534)             (155,936)
                                            ------------------    ------------------
                                                 (4,899,128)           (4,971,128)
                                            ------------------    ------------------
   Distributions from net realized gains
      Class A                                   (16,339,591)          (13,406,633)
      Class B                                   (15,377,368)          (15,777,009)
      Class C                                      (129,077)             (109,977)
      Class Z                                      (800,929)             (641,421)
                                            ------------------    ------------------
                                                (32,646,965)          (29,935,040)
                                            ------------------    ------------------
Fund share transactions (net of share
   conversions) (Note 5)
   Net proceeds from shares sold                 28,296,701            37,013,685
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                              31,763,702            29,276,900
   Cost of shares reacquired                    (93,202,959)          (78,296,960)
                                            ------------------    ------------------
Net decrease in net assets from Fund
   share transactions                           (33,142,556)          (12,006,375)
                                            ------------------    ------------------
Total decrease                                  (66,484,272)           (5,216,893)
NET ASSETS
Beginning of period                             280,023,821           285,240,714
                                            ------------------    ------------------
End of period(a)                               $213,539,549          $280,023,821
                                            ------------------    ------------------
                                            ------------------    ------------------
---------------
(a) Includes undistributed net investment
    income of                                  $  1,247,646          $    594,864
                                            ------------------    ------------------

    See Notes to Financial Statements

       Global Utility Fund, Inc.

             Notes to Financial Statements

     Global Utility Fund, Inc. (the 'Fund') is an open-end diversified management investment company. The Fund seeks to achieve its investment objective of obtaining a high total return, without incurring undue risk, by investing primarily in common stocks, debt securities and preferred stocks of domestic and foreign companies in the utility industries. Debt securities in which the Fund invests are generally within the four highest ratings categories of a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific country or industry.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     Securities Valuation: In valuing the Fund's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current exchange rate. Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by an independent pricing service or by principal market makers. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

     Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

     In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

     Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities--at the closing rates of exchange.

       Global Utility Fund, Inc.
             Notes to Financial Statements Cont'd.

     (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at fiscal period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gain on investment transactions.

     The Fund recognizes foreign currency gains and losses from the holding of foreign currencies, the sales and maturities of short-term securities and forward currency contracts, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent of amounts actually received or paid.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

     Securities Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized gains and losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and original issue discounts on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

     Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

     Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     Withholding taxes on foreign dividends and interest are provided in accordance with the Fund's understanding of the applicable country's tax rules and rates.

       Global Utility Fund, Inc.
             Notes to Financial Statements Cont'd.

      Dividends and Distributions:    Dividends from net investment income are
declared and paid quarterly. The Fund will distribute at least annually any net capital gains in excess of loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for wash sales and foreign currency transactions.

     Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment income by $291,803, increase paid in capital in excess of par by $12,947,159 and decrease accumulated net realized gains on investments by $12,655,356 due to the Fund treating redemptions as distributions for federal income tax purposes and net realized foreign currency losses during the fiscal year ended September 30, 2000. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with Wellington Management Company, LLP ('Wellington'); Wellington furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

     The management fee paid PIFM is computed daily and payable monthly at an annual rate of .70% of the Fund's average daily net assets up to and including $250 million, .55% of the Fund's average daily net assets of the next $250 million, .50% of the Fund's average daily net assets of the next $500 million and .45% of the Fund's average daily net assets in excess of $1 billion. Pursuant to the subadvisory agreement, PIFM compensates Wellington for its services at an annual rate of .50% of the Fund's average daily net assets up to and including $250 million, .35% of the Fund's average daily net assets of the next $250 million, .30% of the Fund's average daily net

       Global Utility Fund, Inc.
             Notes to Financial Statements Cont'd.

assets of the next $500 million and .25% of the Fund's average daily net assets in excess of $1 billion.

     The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, Class B and Class C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

     Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively, for the year ended September 30, 2000.

     PIMS has advised the Fund that it received approximately $26,100 and $1,400 in front-end sales charges resulting from sales of Class A and Class C shares during the year ended September 30, 2000. From these fees PIMS paid such sales charges to affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

     PIMS has advised the Fund that for the year ended September 30, 2000 it received approximately $84,600 and $700 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

     PIMS and PIFM are wholly owned subsidiaries of The Prudential Insurance Company of America.

     The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the year ended September 30, 2000.

       Global Utility Fund, Inc.
             Notes to Financial Statements Cont'd.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended September 30, 2000, the Fund incurred fees of approximately $273,500 for the services of PMFS. As of September 30, 2000, approximately $18,400 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

     For the year ended September 30, 2000, Prudential Securities Incorporated, an indirect wholly owned subsidiary of Prudential, earned $16,300 in brokerage commissions from portfolio transactions on behalf of the Fund.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 2000 were $121,625,859 and $180,276,671, respectively.

     The cost basis of investments for federal income tax purposes is substantially the same for financial reporting purposes and, accordingly, as of September 30, 2000, net unrealized appreciation for federal income tax purposes was $24,083,687 (gross unrealized appreciation--$47,729,681; gross unrealized depreciation--$23,645,994).

     The Fund has elected to treat approximately $29,742 of net foreign currency losses incurred in the eleven months ended September 30, 2000 as having been incurred in the following fiscal year.

Note 5. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with an initial sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

     The Fund has authorized 2 billion shares of common stock at $.001 par value per share equally divided into Class A, B, C and Z shares.

       Global Utility Fund, Inc.
             Notes to Financial Statements Cont'd.
      Transactions in shares of common stock were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended September 30, 2000:
Shares sold                                                     892,189    $  14,814,086
Shares issued in reinvestment of dividends and
  distributions                                                 894,963       15,174,944
Shares reacquired                                            (2,796,776)     (47,255,396)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,009,624)     (17,266,366)
Shares issued upon conversion from Class B                    2,261,622       37,564,883
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 1,251,998    $  20,298,517
                                                            -----------    -------------
                                                            -----------    -------------
Year ended September 30, 1999:
Shares sold                                                     874,576    $  16,047,074
Shares issued in reinvestment of dividends and
  distributions                                                 708,621       12,158,388
Shares reacquired                                            (1,520,250)     (27,731,764)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                     62,947          473,698
Shares issued upon conversion from Class B                      715,401       13,239,554
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   778,348    $  13,713,252
                                                            -----------    -------------
                                                            -----------    -------------
Class B
----------------------------------------------------------
Year ended September 30, 2000:
Shares sold                                                     312,132    $   5,435,464
Shares issued in reinvestment of dividends and
  distributions                                                 908,974       15,486,409
Shares reacquired                                            (2,076,403)     (35,841,226)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (855,297)     (14,919,353)
Shares reacquired upon conversion into Class A               (2,263,127)     (37,564,883)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (3,118,424)   $ (52,484,236)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended September 30, 1999:
Shares sold                                                     661,124    $  12,049,586
Shares issued in reinvestment of dividends and
  distributions                                                 946,862       16,199,281
Shares reacquired                                            (2,278,722)     (41,623,502)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (670,736)     (13,374,635)
Shares reacquired upon conversion into Class A                 (716,563)     (13,239,554)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (1,387,299)   $ (26,614,189)
                                                            -----------    -------------
                                                            -----------    -------------

       Global Utility Fund, Inc.
             Notes to Financial Statements Cont'd.

Class C                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended September 30, 2000:
Shares sold                                                     369,362    $   6,471,258
Shares issued in reinvestment of dividends and
  distributions                                                   8,125          138,179
Shares reacquired                                              (397,800)      (7,004,050)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   (20,313)   $    (394,613)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended September 30, 1999:
Shares sold                                                     408,004    $   7,449,727
Shares issued in reinvestment of dividends and
  distributions                                                   7,015          120,147
Shares reacquired                                              (388,275)      (7,080,380)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                    26,744    $     489,494
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Year ended September 30, 2000:
Shares sold                                                      91,728    $   1,575,893
Shares issued in reinvestment of dividends and
  distributions                                                  56,760          964,170
Shares reacquired                                              (182,943)      (3,102,287)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   (34,455)   $    (562,224)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended September 30, 1999:
Shares sold                                                      80,233    $   1,467,298
Shares issued in reinvestment of dividends and
  distributions                                                  46,480          799,084
Shares reacquired                                              (101,821)      (1,861,314)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                    24,892    $     405,068
                                                            -----------    -------------
                                                            -----------    -------------

       Global Utility Fund, Inc.
             Financial Highlights

                                                                     Class A
                                                                ------------------
                                                                    Year Ended
                                                                September 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $  17.95
                                                                   ----------
Income from investment operations
Net investment income                                                    0.44(b)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                        (0.21)
                                                                   ----------
      Total from investment operations                                   0.23
                                                                   ----------
Less distributions
Dividends from net investment income                                    (0.40)
Distributions in excess of net investment income                           --
Distributions from net realized gains                                   (2.17)
                                                                   ----------
      Total distributions                                               (2.57)
                                                                   ----------
Net asset value, end of year                                         $  15.61
                                                                   ----------
                                                                   ----------
TOTAL RETURN(a)                                                          0.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $140,736
Average net assets (000)                                             $138,241
Ratios to average net assets:
   Expenses, including distribution fees                                 1.26%
   Expenses, excluding distribution fees                                 1.01%
   Net investment income                                                 2.59%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                 49%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon weighted average shares outstanding during the year.
                                         See Notes to Financial Statements

       Global Utility Fund, Inc.
             Financial Highlights Cont'd.

                                       Class A
---------------------------------------------------------------------------------
                               Year Ended Sepember 30,
---------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
---------------------------------------------------------------------------------
    $  17.66             $  17.52             $  15.03             $  14.72
----------------     ----------------     ----------------     ----------------
         .41(b)               .46(b)               .49                  .51
        2.15                 1.67                 3.34                  .73
----------------     ----------------     ----------------     ----------------
        2.56                 2.13                 3.83                 1.24
----------------     ----------------     ----------------     ----------------
        (.38)                (.46)                (.49)                (.51)
          --                 (.02)                (.02)                  --
       (1.89)               (1.51)                (.83)                (.42)
----------------     ----------------     ----------------     ----------------
       (2.27)               (1.99)               (1.34)                (.93)
----------------     ----------------     ----------------     ----------------
    $  17.95             $  17.66             $  17.52             $  15.03
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
       15.36%               12.90%               26.90%                8.65%
    $139,374             $123,346             $120,825             $112,800
    $136,690             $122,384             $116,303             $120,122
        1.17%                1.18%                1.21%                1.30%
         .92%                 .93%                 .96%                1.05%
        2.23%                2.49%                3.00%                3.38%
           8%                  20%                  13%                  13%

    See Notes to Financial Statements

       Global Utility Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class B
                                                                ------------------
                                                                    Year Ended
                                                                September 30, 2000
------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $  17.96
                                                                   ----------
Income from investment operations
Net investment income                                                    0.32(b)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                        (0.22)
                                                                   ----------
      Total from investment operations                                   0.10
                                                                   ----------
Less distributions
Dividends from net investment income                                    (0.26)
Distributions in excess of net investment income                           --
Distributions from net realized gains                                   (2.17)
                                                                   ----------
      Total distributions                                               (2.43)
                                                                   ----------
Net asset value, end of year                                         $  15.63
                                                                   ----------
                                                                   ----------
TOTAL RETURN(a)                                                         (0.42)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $ 66,648
Average net assets (000)                                             $110,769
Ratios to average net assets:
   Expenses, including distribution fees                                 2.01%
   Expenses, excluding distribution fees                                 1.01%
   Net investment income                                                 1.84%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon weighted average shares outstanding during the year.
                                       See Notes to Financial Statements

       Global Utility Fund, Inc.
             Financial Highlights Cont'd.

                                    Class B
--------------------------------------------------------------------------------
                              Year Ended September 30,
--------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
--------------------------------------------------------------------------------
    $  17.66             $  17.52             $  15.03             $  14.71
----------------     ----------------     ----------------     ----------------
         .27(b)               .32(b)               .37                  .40
        2.16                 1.67                 3.34                  .74
----------------     ----------------     ----------------     ----------------
        2.43                 1.99                 3.71                 1.14
----------------     ----------------     ----------------     ----------------
        (.24)                (.32)                (.37)                (.40)
          --                 (.02)                (.02)                  --
       (1.89)               (1.51)                (.83)                (.42)
----------------     ----------------     ----------------     ----------------
       (2.13)               (1.85)               (1.22)                (.82)
----------------     ----------------     ----------------     ----------------
    $  17.96             $  17.66             $  17.52             $  15.03
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
       14.49%               12.06%               25.96%                7.90%
    $132,583             $154,873             $179,270             $187,557
    $154,643             $177,326             $185,693             $210,305
        1.92%                1.93%                1.96%                2.05%
         .92%                 .93%                 .96%                1.05%
        1.48%                1.74%                2.25%                2.62%

    See Notes to Financial Statements

       Global Utility Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class C
                                                                ------------------
                                                                    Year Ended
                                                                September 30, 2000
-----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $17.96
                                                                     -------
Income from investment operations
Net investment income                                                   0.31(b)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                       (0.21)
                                                                     -------
      Total from investment operations                                  0.10
                                                                     -------
Less distributions
Dividends from net investment income                                   (0.26)
Distributions in excess of net investment income                          --
Distributions from net realized gains                                  (2.17)
                                                                     -------
      Total distributions                                              (2.43)
                                                                     -------
Net asset value, end of year                                          $15.63
                                                                     -------
                                                                     -------
TOTAL RETURN(a)                                                        (0.42)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $  948
Average net assets (000)                                              $1,130
Ratios to average net assets:
   Expenses, including distribution fees                                2.01%
   Expenses, excluding distribution fees                                1.01%
   Net investment income                                                1.83%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon weighted average shares outstanding during the year.
                                       See Notes to Financial Statements

       Global Utility Fund, Inc.
             Financial Highlights Cont'd.

                                    Class C
--------------------------------------------------------------------------------
                              Year Ended September 30,
--------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
--------------------------------------------------------------------------------
    $  17.66             $  17.52             $  15.03             $  14.71
----------------     ----------------     ----------------     ----------------
         .27(b)               .32(b)               .37                  .40
        2.16                 1.67                 3.34                  .74
----------------     ----------------     ----------------     ----------------
        2.43                 1.99                 3.71                 1.14
----------------     ----------------     ----------------     ----------------
        (.24)                (.32)                (.37)                (.40)
          --                 (.02)                (.02)                  --
       (1.89)               (1.51)                (.83)                (.42)
----------------     ----------------     ----------------     ----------------
       (2.13)               (1.85)               (1.22)                (.82)
----------------     ----------------     ----------------     ----------------
    $  17.96             $  17.66             $  17.52             $  15.03
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
       14.49%               12.06%               25.96%                7.90%
    $  1,454             $    957             $    760             $    661
    $  1,212             $    969             $    727             $    608
        1.92%                1.93%                1.96%                2.05%
         .92%                 .93%                 .96%                1.05%
        1.50%                1.74%                2.25%                2.66%

    See Notes to Financial Statements

       Global Utility Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class Z
                                                                ------------------
                                                                    Year Ended
                                                                September 30, 2000
------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $17.97
                                                                     -------
Income from investment operations
Net investment income                                                   0.50(b)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                       (0.23)
                                                                     -------
      Total from investment operations                                  0.27
                                                                     -------
Less distributions
Dividends from net investment income                                   (0.46)
Distributions in excess of net investment income                          --
Distributions from net realized gains                                  (2.17)
                                                                     -------
      Total distributions                                              (2.63)
                                                                     -------
Net asset value, end of period                                        $15.61
                                                                     -------
                                                                     -------
TOTAL RETURN(a)                                                         0.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $5,208
Average net assets (000)                                              $6,563
Ratios to average net assets:
   Expenses, including distribution fees                                1.01%
   Expenses, excluding distribution fees                                1.01%
   Net investment income                                                2.89%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the year.
(c) Annualized.
(d) Commencement of offering of Class Z shares.
    3                                    See Notes to Financial Statements

       Global Utility Fund, Inc.
             Financial Highlights Cont'd.

                               Class Z
------------------------------------------------------------------
      Year Ended September 30,            December 16, 1996(d)
-------------------------------------     through September 30,
      1999                 1998                   1997
------------------------------------------------------------------
     $17.68               $17.54                 $ 15.02
    -------              -------                 -------
        .45(b)               .50(b)                  .34
       2.16                 1.68                    2.59
    -------              -------                 -------
       2.61                 2.18                    2.93
    -------              -------                 -------
       (.43)                (.50)                   (.34)
         --                 (.03)                   (.07)
      (1.89)               (1.51)                     --
    -------              -------                 -------
      (2.32)               (2.04)                   (.41)
    -------              -------                 -------
     $17.97               $17.68                 $ 17.54
    -------              -------                 -------
    -------              -------                 -------
      15.62%               13.18%                  19.70%
     $6,613               $6,065                 $    53
     $6,847               $4,041                 $    16
        .92%                 .93%                    .96%(c)
        .92%                 .93%                    .96%(c)
       2.47%                2.74%                   3.25%(c)

    See Notes to Financial Statements

       GLOBAL UTILITY FUND, INC.

             Report of Independent Accountants

To the Shareholders and Board of Directors of Global Utility Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Utility Fund, Inc. (the "Fund") at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The accompanying financial highlights for the year ended September 30, 1996 were audited by other independent accountants, whose opinion dated November 14, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
November 22, 2000

                         DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

SHORT-TERM DEBT RATINGS

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obliqations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     o Leading market positions in well-established industries.

     o High rates of return on funds employed.

     o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     o Well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS GROUP
DEBT RATINGS

     AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     BB, B, CCC and CC: Obligations rated BB, B, CCC and CC are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and CC the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

COMMERCIAL PAPER RATINGS

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

     A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

                   APPENDIX I-GENERAL INVESTMENT INFORMATION


     The following terms are used in mutual fund investing.


ASSET ALLOCATION

     Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps reduce risk and potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.


DIVERSIFICATION

     Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.



DURATION

     Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

     Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest rate payments. Duration is expressed as a measure of time in years-the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

     Market timing-buying securities when prices are low and selling them when prices are relatively higher-may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

     Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

     Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                    APPENDIX II-HISTORICAL PERFORMANCE DATA

     The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.


     The following chart shows the long-term performance of various asset classes and the rate of inflation.


                           HISTORICAL PERFORMANCE DATA


           [Figures below represents line chart in its printed piece]

                               [GRAPHIC OMITTED]

Value of $1 Invested on 1/1/1926 Through 12/31/99

            Common          U.S. Small      U.S.Long-Term    U.S. 30 Day      U.S.
          S&P 500 TR         Stock TR       Gvt. Bond TR    Treasury Bills  Inflation
             Index            Index            Index           Index          Value
         -------------     -----------     --------------  --------------  -----------
  Dec-25      1.00            1.00             1.00            1.00           1.00
  Jan-26      1.00            1.07             1.01            1.00           1.00
  Feb-26      0.96            1.00             1.02            1.01           1.00
  Mar-26      0.91            0.89             1.02            1.01           0.99
  Apr-26      0.93            0.91             1.03            1.01           1.00
  May-26      0.95            0.90             1.03            1.01           0.99
  Jun-26      0.99            0.94             1.04            1.02           0.99
  Jul-26      1.04            0.95             1.04            1.02           0.98
  Aug-26      1.06            0.97             1.04            1.02           0.97
  Sep-26      1.09            0.97             1.04            1.02           0.98
  Oct-26      1.06            0.95             1.05            1.03           0.98
  Nov-26      1.09            0.97             1.07            1.03           0.99
  Dec-26      1.12            1.00             1.08            1.03           0.99
  Jan-27      1.09            1.03             1.09            1.04           0.98
  Feb-27      1.15            1.09             1.10            1.04           0.97
  Mar-27      1.16            1.03             1.12            1.04           0.96
  Apr-27      1.19            1.09             1.12            1.04           0.96
  May-27      1.26            1.17             1.13            1.05           0.97
  Jun-27      1.25            1.13             1.13            1.05           0.98
  Jul-27      1.33            1.19             1.13            1.05           0.96
  Aug-27      1.40            1.17             1.14            1.06           0.96
  Sep-27      1.47            1.18             1.14            1.06           0.96
  Oct-27      1.39            1.10             1.15            1.06           0.97
  Nov-27      1.49            1.19             1.17            1.06           0.97
  Dec-27      1.53            1.22             1.17            1.06           0.96
  Jan-28      1.53            1.28             1.17            1.07           0.96
  Feb-28      1.51            1.25             1.18            1.07           0.95
  Mar-28      1.68            1.32             1.18            1.07           0.95
  Apr-28      1.73            1.44             1.18            1.08           0.96
  May-28      1.77            1.50             1.17            1.08           0.96
  Jun-28      1.70            1.38             1.18            1.08           0.95
  Jul-28      1.72            1.38             1.15            1.09           0.95
  Aug-28      1.86            1.45             1.16            1.09           0.96
  Sep-28      1.91            1.57             1.16            1.09           0.96
  Oct-28      1.94            1.62             1.17            1.10           0.96
  Nov-28      2.19            1.80             1.17            1.10           0.96
  Dec-28      2.20            1.71             1.18            1.10           0.96
  Jan-29      2.33            1.72             1.16            1.11           0.95
  Feb-29      2.33            1.71             1.15            1.11           0.95
  Mar-29      2.33            1.68             1.13            1.11           0.95
  Apr-29      2.37            1.73             1.16            1.12           0.94
  May-29      2.28            1.50             1.14            1.12           0.95
  Jun-29      2.54            1.58             1.15            1.13           0.95
  Jul-29      2.66            1.60             1.15            1.13           0.96
  Aug-29      2.93            1.57             1.15            1.14           0.97
  Sep-29      2.79            1.42             1.15            1.14           0.96
  Oct-29      2.24            1.03             1.20            1.15           0.96
  Nov-29      1.96            0.88             1.23            1.15           0.96
  Dec-29      2.02            0.83             1.22            1.16           0.96
  Jan-30      2.15            0.94             1.21            1.16           0.95
  Feb-30      2.20            1.00             1.22            1.16           0.95
  Mar-30      2.38            1.10             1.23            1.16           0.94
  Apr-30      2.36            1.02             1.23            1.17           0.95
  May-30      2.34            0.97             1.25            1.17           0.94
  Jun-30      1.96            0.76             1.26            1.17           0.94
  Jul-30      2.04            0.78             1.26            1.18           0.93
  Aug-30      2.06            0.77             1.26            1.18           0.92
  Sep-30      1.80            0.66             1.27            1.18           0.93
  Oct-30      1.65            0.58             1.28            1.18           0.92
  Nov-30      1.63            0.58             1.28            1.18           0.91
  Dec-30      1.52            0.51             1.27            1.18           0.90
  Jan-31      1.59            0.62             1.26            1.18           0.89
  Feb-31      1.78            0.78             1.27            1.19           0.87
  Mar-31      1.66            0.73             1.28            1.19           0.87
  Apr-31      1.51            0.57             1.29            1.19           0.86
  May-31      1.31            0.49             1.31            1.19           0.85
  Jun-31      1.50            0.58             1.31            1.19           0.84
  Jul-31      1.39            0.55             1.31            1.19           0.84
  Aug-31      1.42            0.51             1.31            1.19           0.84
  Sep-31      1.00            0.34             1.27            1.19           0.84
  Oct-31      1.09            0.37             1.23            1.19           0.83
  Nov-31      1.00            0.33             1.23            1.19           0.82
  Dec-31      0.86            0.26             1.20            1.20           0.81
  Jan-32      0.84            0.28             1.21            1.20           0.80
  Feb-32      0.88            0.29             1.26            1.20           0.79
  Mar-32      0.78            0.25             1.26            1.20           0.78
  Apr-32      0.63            0.20             1.33            1.20           0.78
  May-32      0.49            0.17             1.31            1.21           0.77
  Jun-32      0.49            0.18             1.32            1.21           0.76
  Jul-32      0.67            0.24             1.38            1.21           0.76
  Aug-32      0.93            0.41             1.38            1.21           0.75
  Sep-32      0.90            0.36             1.39            1.21           0.75
  Oct-32      0.78            0.29             1.38            1.21           0.74
  Nov-32      0.75            0.26             1.39            1.21           0.74
  Dec-32      0.79            0.24             1.41            1.21           0.73
  Jan-33      0.80            0.24             1.43            1.21           0.72
  Feb-33      0.65            0.21             1.39            1.21           0.71
  Mar-33      0.68            0.24             1.40            1.21           0.70
  Apr-33      0.97            0.35             1.40            1.21           0.70
  May-33      1.13            0.58             1.44            1.21           0.70
  Jun-33      1.28            0.73             1.45            1.21           0.71
  Jul-33      1.17            0.69             1.45            1.21           0.73
  Aug-33      1.31            0.75             1.45            1.21           0.74
  Sep-33      1.16            0.63             1.46            1.21           0.74
  Oct-33      1.06            0.55             1.44            1.21           0.74
  Nov-33      1.18            0.59             1.42            1.21           0.74
  Dec-33      1.21            0.59             1.41            1.21           0.73
  Jan-34      1.34            0.83             1.44            1.21           0.74
  Feb-34      1.30            0.84             1.45            1.21           0.74
  Mar-34      1.30            0.84             1.48            1.21           0.74
  Apr-34      1.27            0.86             1.50            1.21           0.74
  May-34      1.17            0.75             1.52            1.21           0.74
  Jun-34      1.20            0.75             1.53            1.21           0.74
  Jul-34      1.07            0.58             1.54            1.21           0.74
  Aug-34      1.13            0.67             1.52            1.21           0.75
  Sep-34      1.13            0.66             1.50            1.21           0.76
  Oct-34      1.09            0.66             1.52            1.21           0.75
  Nov-34      1.20            0.73             1.53            1.21           0.75
  Dec-34      1.20            0.74             1.55            1.21           0.75
  Jan-35      1.15            0.71             1.58            1.21           0.76
  Feb-35      1.11            0.67             1.59            1.21           0.77
  Mar-35      1.08            0.59             1.60            1.21           0.76
  Apr-35      1.18            0.64             1.61            1.21           0.77
  May-35      1.23            0.64             1.60            1.21           0.77
  Jun-35      1.32            0.66             1.61            1.21           0.77
  Jul-35      1.43            0.71             1.62            1.21           0.76
  Aug-35      1.47            0.75             1.60            1.21           0.76
  Sep-35      1.51            0.78             1.60            1.21           0.77
  Oct-35      1.62            0.86             1.61            1.21           0.77
  Nov-35      1.70            0.98             1.61            1.21           0.77
  Dec-35      1.77            1.03             1.62            1.21           0.77
  Jan-36      1.89            1.35             1.63            1.21           0.77
  Feb-36      1.93            1.43             1.65            1.22           0.77
  Mar-36      1.98            1.44             1.66            1.22           0.76
  Apr-36      1.83            1.18             1.67            1.22           0.76
  May-36      1.93            1.21             1.68            1.22           0.76
  Jun-36      2.00            1.18             1.68            1.22           0.77
  Jul-36      2.13            1.29             1.69            1.22           0.77
  Aug-36      2.17            1.31             1.71            1.22           0.78
  Sep-36      2.17            1.38             1.70            1.22           0.78
  Oct-36      2.34            1.47             1.70            1.22           0.78
  Nov-36      2.37            1.68             1.74            1.22           0.78
  Dec-36      2.37            1.71             1.75            1.22           0.78
  Jan-37      2.46            1.92             1.74            1.22           0.79
  Feb-37      2.51            2.05             1.76            1.22           0.79
  Mar-37      2.49            2.07             1.69            1.22           0.79
  Apr-37      2.29            1.72             1.69            1.22           0.80
  May-37      2.28            1.65             1.70            1.22           0.80
  Jun-37      2.16            1.46             1.70            1.22           0.80
  Jul-37      2.39            1.64             1.72            1.22           0.81
  Aug-37      2.28            1.52             1.70            1.22           0.81
  Sep-37      1.96            1.13             1.71            1.22           0.82
  Oct-37      1.76            1.01             1.72            1.22           0.81
  Nov-37      1.61            0.86             1.74            1.22           0.81
  Dec-37      1.54            0.72             1.75            1.22           0.80
  Jan-38      1.56            0.75             1.76            1.22           0.79
  Feb-38      1.67            0.78             1.77            1.22           0.79
  Mar-38      1.25            0.50             1.76            1.22           0.79
  Apr-38      1.43            0.64             1.80            1.22           0.79
  May-38      1.39            0.58             1.81            1.22           0.79
  Jun-38      1.73            0.79             1.81            1.22           0.79
  Jul-38      1.86            0.91             1.82            1.22           0.79
  Aug-38      1.82            0.82             1.82            1.22           0.79
  Sep-38      1.85            0.80             1.82            1.22           0.79
  Oct-38      1.99            0.97             1.84            1.22           0.78
  Nov-38      1.94            0.91             1.83            1.22           0.78
  Dec-38      2.02            0.95             1.85            1.22           0.78
  Jan-39      1.88            0.87             1.86            1.22           0.78
  Feb-39      1.95            0.88             1.87            1.22           0.77
  Mar-39      1.69            0.66             1.90            1.22           0.77
  Apr-39      1.69            0.67             1.92            1.22           0.77
  May-39      1.81            0.75             1.95            1.22           0.77
  Jun-39      1.70            0.67             1.95            1.22           0.77
  Jul-39      1.89            0.84             1.97            1.22           0.77
  Aug-39      1.77            0.70             1.93            1.22           0.77
  Sep-39      2.06            1.07             1.82            1.22           0.79
  Oct-39      2.04            1.02             1.90            1.22           0.78
  Nov-39      1.96            0.92             1.93            1.22           0.78
  Dec-39      2.01            0.95             1.96            1.22           0.78
  Jan-40      1.94            0.96             1.95            1.22           0.78
  Feb-40      1.97            1.03             1.96            1.22           0.78
  Mar-40      1.99            1.10             1.99            1.22           0.78
  Apr-40      1.99            1.17             1.99            1.22           0.78
  May-40      1.53            0.74             1.93            1.22           0.78
  Jun-40      1.66            0.82             1.98            1.22           0.78
  Jul-40      1.71            0.84             1.99            1.22           0.78
  Aug-40      1.77            0.86             1.99            1.22           0.78
  Sep-40      1.79            0.88             2.01            1.22           0.78
  Oct-40      1.87            0.92             2.02            1.22           0.78
  Nov-40      1.81            0.95             2.06            1.22           0.78
  Dec-40      1.81            0.90             2.08            1.22           0.79
  Jan-41      1.73            0.91             2.03            1.22           0.79
  Feb-41      1.72            0.88             2.04            1.22           0.79
  Mar-41      1.73            0.91             2.06            1.22           0.79
  Apr-41      1.62            0.85             2.08            1.22           0.80
  May-41      1.65            0.85             2.09            1.22           0.80
  Jun-41      1.75            0.92             2.10            1.22           0.82
  Jul-41      1.85            1.11             2.11            1.22           0.82
  Aug-41      1.85            1.11             2.11            1.22           0.83
  Sep-41      1.84            1.06             2.11            1.22           0.84
  Oct-41      1.72            0.98             2.14            1.22           0.85
  Nov-41      1.67            0.94             2.13            1.22           0.86
  Dec-41      1.60            0.82             2.10            1.22           0.86
  Jan-42      1.63            0.98             2.11            1.22           0.87
  Feb-42      1.60            0.97             2.11            1.22           0.88
  Mar-42      1.50            0.90             2.13            1.22           0.89
  Apr-42      1.44            0.87             2.13            1.22           0.90
  May-42      1.55            0.87             2.14            1.22           0.91
  Jun-42      1.59            0.90             2.14            1.22           0.91
  Jul-42      1.64            0.96             2.15            1.22           0.91
  Aug-42      1.67            1.00             2.15            1.22           0.92
  Sep-42      1.71            1.09             2.15            1.22           0.92
  Oct-42      1.83            1.20             2.16            1.22           0.93
  Nov-42      1.83            1.14             2.15            1.22           0.93
  Dec-42      1.93            1.19             2.16            1.22           0.94
  Jan-43      2.07            1.44             2.17            1.23           0.94
  Feb-43      2.19            1.72             2.17            1.23           0.94
  Mar-43      2.31            1.97             2.17            1.23           0.96
  Apr-43      2.32            2.16             2.18            1.23           0.97
  May-43      2.45            2.40             2.19            1.23           0.98
  Jun-43      2.50            2.38             2.20            1.23           0.98
  Jul-43      2.37            2.13             2.20            1.23           0.97
  Aug-43      2.41            2.13             2.20            1.23           0.96
  Sep-43      2.47            2.22             2.20            1.23           0.97
  Oct-43      2.45            2.24             2.20            1.23           0.97
  Nov-43      2.29            1.99             2.20            1.23           0.97
  Dec-43      2.43            2.24             2.21            1.23           0.97
  Jan-44      2.47            2.39             2.21            1.23           0.97
  Feb-44      2.48            2.46             2.22            1.23           0.97
  Mar-44      2.53            2.64             2.22            1.23           0.97
  Apr-44      2.50            2.50             2.23            1.23           0.97
  May-44      2.63            2.68             2.23            1.23           0.98
  Jun-44      2.77            3.06             2.24            1.23           0.98
  Jul-44      2.72            2.96             2.24            1.23           0.99
  Aug-44      2.76            3.06             2.25            1.23           0.99
  Sep-44      2.76            3.05             2.25            1.23           0.99
  Oct-44      2.76            3.02             2.26            1.23           0.99
  Nov-44      2.80            3.17             2.26            1.23           0.99
  Dec-44      2.91            3.45             2.27            1.23           0.99
  Jan-45      2.95            3.61             2.30            1.23           0.99
  Feb-45      3.15            3.98             2.32            1.23           0.99
  Mar-45      3.01            3.63             2.32            1.23           0.99
  Apr-45      3.29            4.05             2.36            1.23           0.99
  May-45      3.35            4.26             2.37            1.23           1.00
  Jun-45      3.35            4.62             2.41            1.24           1.01
  Jul-45      3.29            4.36             2.39            1.24           1.01
  Aug-45      3.50            4.61             2.40            1.24           1.01
  Sep-45      3.65            4.92             2.41            1.24           1.01
  Oct-45      3.77            5.26             2.44            1.24           1.01
  Nov-45      3.92            5.88             2.47            1.24           1.01
  Dec-45      3.96            5.98             2.51            1.24           1.01
  Jan-46      4.25            6.92             2.52            1.24           1.01
  Feb-46      3.98            6.48             2.53            1.24           1.01
  Mar-46      4.17            6.65             2.53            1.24           1.02
  Apr-46      4.33            7.12             2.50            1.24           1.02
  May-46      4.46            7.54             2.49            1.24           1.03
  Jun-46      4.29            7.19             2.51            1.24           1.04
  Jul-46      4.19            6.81             2.50            1.24           1.10
  Aug-46      3.91            6.23             2.47            1.24           1.13
  Sep-46      3.52            5.23             2.47            1.24           1.14
  Oct-46      3.50            5.17             2.49            1.24           1.16
  Nov-46      3.49            5.10             2.48            1.24           1.19
  Dec-46      3.64            5.29             2.51            1.24           1.20
  Jan-47      3.74            5.51             2.51            1.24           1.20
  Feb-47      3.71            5.49             2.52            1.24           1.20
  Mar-47      3.65            5.30             2.52            1.24           1.22
  Apr-47      3.52            4.76             2.51            1.24           1.22
  May-47      3.53            4.50             2.52            1.24           1.22
  Jun-47      3.72            4.75             2.52            1.24           1.23
  Jul-47      3.86            5.13             2.54            1.24           1.24
  Aug-47      3.78            5.11             2.56            1.24           1.25
  Sep-47      3.74            5.17             2.55            1.25           1.28
  Oct-47      3.83            5.31             2.54            1.25           1.28
  Nov-47      3.76            5.15             2.49            1.25           1.29
  Dec-47      3.85            5.34             2.45            1.25           1.31
  Jan-48      3.71            5.25             2.45            1.25           1.32
  Feb-48      3.56            4.84             2.46            1.25           1.31
  Mar-48      3.85            5.32             2.47            1.25           1.31
  Apr-48      3.96            5.52             2.48            1.25           1.33
  May-48      4.31            6.10             2.52            1.25           1.34
  Jun-48      4.33            6.13             2.50            1.25           1.34
  Jul-48      4.11            5.77             2.49            1.25           1.36
  Aug-48      4.17            5.78             2.49            1.26           1.37
  Sep-48      4.06            5.47             2.49            1.26           1.37
  Oct-48      4.35            5.83             2.50            1.26           1.36
  Nov-48      3.93            5.18             2.51            1.26           1.35
  Dec-48      4.06            5.22             2.53            1.26           1.34
  Jan-49      4.08            5.32             2.55            1.26           1.34
  Feb-49      3.96            5.06             2.56            1.26           1.33
  Mar-49      4.09            5.38             2.58            1.26           1.33
  Apr-49      4.02            5.20             2.58            1.26           1.33
  May-49      3.91            4.91             2.59            1.26           1.33
  Jun-49      3.92            4.86             2.63            1.27           1.33
  Jul-49      4.17            5.18             2.64            1.27           1.32
  Aug-49      4.27            5.32             2.67            1.27           1.33
  Sep-49      4.38            5.58             2.67            1.27           1.33
  Oct-49      4.53            5.84             2.67            1.27           1.32
  Nov-49      4.61            5.85             2.68            1.27           1.33
  Dec-49      4.83            6.25             2.69            1.27           1.32
  Jan-50      4.92            6.56             2.68            1.27           1.31
  Feb-50      5.02            6.71             2.68            1.27           1.31
  Mar-50      5.06            6.68             2.68            1.28           1.31
  Apr-50      5.30            6.96             2.69            1.28           1.32
  May-50      5.57            7.13             2.70            1.28           1.32
  Jun-50      5.27            6.58             2.69            1.28           1.33
  Jul-50      5.33            6.97             2.71            1.28           1.34
  Aug-50      5.57            7.34             2.71            1.28           1.35
  Sep-50      5.89            7.72             2.69            1.28           1.36
  Oct-50      5.95            7.67             2.68            1.28           1.37
  Nov-50      6.05            7.92             2.69            1.29           1.38
  Dec-50      6.36            8.68             2.69            1.29           1.39
  Jan-51      6.77            9.40             2.71            1.29           1.42
  Feb-51      6.87            9.46             2.69            1.29           1.43
  Mar-51      6.76            9.00             2.65            1.29           1.44
  Apr-51      7.11            9.33             2.63            1.29           1.44
  May-51      6.90            9.03             2.61            1.29           1.45
  Jun-51      6.74            8.55             2.60            1.30           1.45
  Jul-51      7.22            8.87             2.63            1.30           1.45
  Aug-51      7.56            9.40             2.66            1.30           1.45
  Sep-51      7.57            9.61             2.64            1.30           1.46
  Oct-51      7.49            9.39             2.64            1.30           1.46
  Nov-51      7.57            9.31             2.60            1.30           1.47
  Dec-51      7.89            9.35             2.59            1.31           1.48
  Jan-52      8.03            9.53             2.59            1.31           1.48
  Feb-52      7.80            9.25             2.60            1.31           1.47
  Mar-52      8.20            9.41             2.63            1.31           1.47
  Apr-52      7.87            8.92             2.67            1.31           1.47
  May-52      8.14            8.95             2.66            1.31           1.47
  Jun-52      8.54            9.19             2.66            1.32           1.48
  Jul-52      8.70            9.30             2.66            1.32           1.49
  Aug-52      8.64            9.29             2.64            1.32           1.49
  Sep-52      8.49            9.14             2.61            1.32           1.49
  Oct-52      8.51            9.05             2.64            1.32           1.49
  Nov-52      8.99            9.49             2.64            1.33           1.49
  Dec-52      9.34            9.64             2.62            1.33           1.49
  Jan-53      9.29            10.03            2.62            1.33           1.49
  Feb-53      9.19            10.30            2.60            1.33           1.48
  Mar-53      9.00            10.23            2.57            1.33           1.48
  Apr-53      8.78            9.94             2.55            1.34           1.48
  May-53      8.85            10.08            2.51            1.34           1.49
  Jun-53      8.73            9.59             2.57            1.34           1.49
  Jul-53      8.97            9.73             2.58            1.34           1.50
  Aug-53      8.52            9.12             2.57            1.35           1.50
  Sep-53      8.55            8.88             2.65            1.35           1.50
  Oct-53      9.01            9.14             2.67            1.35           1.51
  Nov-53      9.20            9.26             2.66            1.35           1.50
  Dec-53      9.24            9.01             2.71            1.35           1.50
  Jan-54      9.74            9.69             2.74            1.35           1.50
  Feb-54      9.85            9.79             2.80            1.35           1.50
  Mar-54     10.17            9.96             2.82            1.36           1.50
  Apr-54     10.69            10.10            2.85            1.36           1.50
  May-54     11.14            10.56            2.82            1.36           1.50
  Jun-54     11.17            10.65            2.87            1.36           1.50
  Jul-54     11.83            11.51            2.91            1.36           1.50
  Aug-54     11.51            11.53            2.90            1.36           1.50
  Sep-54     12.49            12.00            2.89            1.36           1.50
  Oct-54     12.28            12.08            2.90            1.36           1.49
  Nov-54     13.39            13.02            2.89            1.36           1.50
  Dec-54     14.11            14.47            2.91            1.36           1.49
  Jan-55     14.39            14.76            2.84            1.36           1.49
  Feb-55     14.53            15.47            2.82            1.37           1.49
  Mar-55     14.48            15.60            2.84            1.37           1.49
  Apr-55     15.06            15.84            2.84            1.37           1.49
  May-55     15.14            15.96            2.86            1.37           1.49
  Jun-55     16.42            16.43            2.84            1.37           1.49
  Jul-55     17.44            16.53            2.81            1.37           1.50
  Aug-55     17.39            16.49            2.81            1.38           1.49
  Sep-55     17.62            16.67            2.83            1.38           1.50
  Oct-55     17.12            16.38            2.87            1.38           1.50
  Nov-55     18.53            17.15            2.86            1.38           1.50
  Dec-55     18.56            17.43            2.87            1.39           1.50
  Jan-56     17.92            17.35            2.89            1.39           1.50
  Feb-56     18.66            17.83            2.89            1.39           1.50
  Mar-56     19.98            18.60            2.85            1.39           1.50
  Apr-56     19.97            18.69            2.82            1.40           1.50
  May-56     18.79            17.94            2.88            1.40           1.51
  Jun-56     19.56            18.04            2.89            1.40           1.52
  Jul-56     20.59            18.55            2.83            1.40           1.53
  Aug-56     19.92            18.30            2.78            1.41           1.53
  Sep-56     19.04            17.83            2.79            1.41           1.53
  Oct-56     19.17            18.01            2.77            1.41           1.54
  Nov-56     19.07            18.11            2.76            1.42           1.54
  Dec-56     19.78            18.18            2.71            1.42           1.54
  Jan-57     18.99            18.61            2.80            1.42           1.54
  Feb-57     18.48            18.23            2.81            1.43           1.55
  Mar-57     18.88            18.54            2.80            1.43           1.55
  Apr-57     19.61            19.00            2.74            1.43           1.56
  May-57     20.47            19.14            2.74            1.44           1.56
  Jun-57     20.48            19.28            2.69            1.44           1.57
  Jul-57     20.75            19.17            2.67            1.44           1.58
  Aug-57     19.70            18.43            2.68            1.45           1.58
  Sep-57     18.52            17.59            2.70            1.45           1.58
  Oct-57     17.96            16.13            2.68            1.46           1.58
  Nov-57     18.37            16.31            2.83            1.46           1.59
  Dec-57     17.65            15.53            2.91            1.46           1.59
  Jan-58     18.43            17.24            2.89            1.47           1.60
  Feb-58     18.17            16.95            2.92            1.47           1.60
  Mar-58     18.77            17.75            2.95            1.47           1.61
  Apr-58     19.40            18.42            3.00            1.47           1.61
  May-58     19.81            19.13            3.00            1.47           1.61
  Jun-58     20.36            19.75            2.95            1.47           1.61
  Jul-58     21.28            20.72            2.87            1.48           1.62
  Aug-58     21.65            21.61            2.75            1.48           1.61
  Sep-58     22.73            22.73            2.71            1.48           1.61
  Oct-58     23.35            23.65            2.75            1.48           1.61
  Nov-58     24.01            24.83            2.78            1.48           1.62
  Dec-58     25.30            25.61            2.73            1.49           1.61
  Jan-59     25.43            27.08            2.71            1.49           1.62
  Feb-59     25.55            27.88            2.74            1.49           1.61
  Mar-59     25.61            27.95            2.75            1.50           1.61
  Apr-59     26.63            28.28            2.72            1.50           1.62
  May-59     27.27            28.32            2.72            1.50           1.62
  Jun-59     27.21            28.20            2.72            1.51           1.63
  Jul-59     28.20            29.12            2.73            1.51           1.63
  Aug-59     27.91            28.86            2.72            1.51           1.63
  Sep-59     26.67            27.62            2.71            1.52           1.63
  Oct-59     27.02            28.25            2.75            1.52           1.64
  Nov-59     27.52            28.87            2.72            1.53           1.64
  Dec-59     28.32            29.80            2.67            1.53           1.64
  Jan-60     26.34            28.89            2.70            1.54           1.64
  Feb-60     26.73            29.03            2.76            1.54           1.64
  Mar-60     26.40            28.12            2.84            1.55           1.64
  Apr-60     25.98            27.59            2.79            1.55           1.65
  May-60     26.82            28.16            2.83            1.55           1.65
  Jun-60     27.39            29.12            2.88            1.56           1.65
  Jul-60     26.75            28.56            2.98            1.56           1.65
  Aug-60     27.60            30.06            2.96            1.56           1.65
  Sep-60     25.97            27.84            2.99            1.56           1.65
  Oct-60     25.95            26.73            2.98            1.57           1.66
  Nov-60     27.15            27.90            2.96            1.57           1.66
  Dec-60     28.45            28.82            3.04            1.57           1.66
  Jan-61     30.29            31.46            3.01            1.57           1.66
  Feb-61     31.26            33.31            3.07            1.58           1.66
  Mar-61     32.10            35.38            3.06            1.58           1.66
  Apr-61     32.26            35.83            3.09            1.58           1.66
  May-61     33.03            37.36            3.08            1.59           1.66
  Jun-61     32.12            35.33            3.05            1.59           1.66
  Jul-61     33.22            35.44            3.07            1.59           1.67
  Aug-61     34.03            35.90            3.05            1.59           1.67
  Sep-61     33.40            34.68            3.09            1.60           1.67
  Oct-61     34.40            35.59            3.12            1.60           1.67
  Nov-61     35.94            37.77            3.11            1.60           1.67
  Dec-61     36.11            38.07            3.07            1.60           1.67
  Jan-62     34.78            38.59            3.07            1.61           1.67
  Feb-62     35.51            39.31            3.10            1.61           1.68
  Mar-62     35.35            39.54            3.18            1.61           1.68
  Apr-62     33.20            36.46            3.20            1.62           1.69
  May-62     30.51            32.79            3.22            1.62           1.69
  Jun-62     28.06            30.21            3.19            1.63           1.69
  Jul-62     29.89            32.52            3.16            1.63           1.69
  Aug-62     30.51            33.46            3.22            1.63           1.69
  Sep-62     29.09            31.25            3.24            1.64           1.70
  Oct-62     29.28            30.09            3.26            1.64           1.70
  Nov-62     32.46            33.84            3.27            1.64           1.70
  Dec-62     32.95            33.54            3.28            1.65           1.69
  Jan-63     34.62            36.58            3.28            1.65           1.70
  Feb-63     33.79            36.71            3.28            1.66           1.70
  Mar-63     35.05            37.25            3.29            1.66           1.70
  Apr-63     36.80            38.41            3.28            1.66           1.70
  May-63     37.51            40.09            3.29            1.67           1.70
  Jun-63     36.81            39.61            3.30            1.67           1.71
  Jul-63     36.73            39.74            3.31            1.68           1.72
  Aug-63     38.69            41.80            3.31            1.68           1.72
  Sep-63     38.32            41.12            3.32            1.69           1.72
  Oct-63     39.62            42.09            3.31            1.69           1.72
  Nov-63     39.43            41.64            3.32            1.69           1.72
  Dec-63     40.47            41.44            3.32            1.70           1.72
  Jan-64     41.61            42.58            3.32            1.70           1.72
  Feb-64     42.22            44.13            3.31            1.71           1.72
  Mar-64     42.92            45.10            3.33            1.71           1.72
  Apr-64     43.24            45.52            3.34            1.72           1.73
  May-64     43.94            46.23            3.36            1.72           1.73
  Jun-64     44.72            46.99            3.38            1.73           1.73
  Jul-64     45.59            48.86            3.38            1.73           1.73
  Aug-64     45.05            48.72            3.39            1.74           1.73
  Sep-64     46.41            50.68            3.41            1.74           1.74
  Oct-64     46.86            51.72            3.42            1.75           1.74
  Nov-64     46.88            51.77            3.43            1.75           1.74
  Dec-64     47.14            51.19            3.44            1.76           1.74
  Jan-65     48.76            53.90            3.45            1.76           1.74
  Feb-65     48.91            56.00            3.46            1.77           1.74
  Mar-65     48.26            57.34            3.48            1.78           1.74
  Apr-65     49.98            60.25            3.49            1.78           1.75
  May-65     49.83            59.78            3.49            1.79           1.75
  Jun-65     47.48            54.40            3.51            1.79           1.76
  Jul-65     48.18            56.84            3.52            1.80           1.77
  Aug-65     49.49            60.22            3.51            1.81           1.76
  Sep-65     51.14            62.31            3.50            1.81           1.77
  Oct-65     52.62            65.88            3.51            1.82           1.77
  Nov-65     52.45            68.32            3.49            1.82           1.77
  Dec-65     53.01            72.57            3.46            1.83           1.78
  Jan-66     53.33            78.05            3.43            1.84           1.78
  Feb-66     52.63            80.48            3.34            1.84           1.79
  Mar-66     51.56            78.93            3.44            1.85           1.79
  Apr-66     52.69            81.64            3.42            1.86           1.80
  May-66     50.10            73.80            3.40            1.86           1.80
  Jun-66     49.36            73.71            3.39            1.87           1.81
  Jul-66     48.77            73.62            3.38            1.88           1.81
  Aug-66     45.23            65.67            3.31            1.88           1.82
  Sep-66     44.99            64.59            3.42            1.89           1.83
  Oct-66     47.21            63.90            3.50            1.90           1.83
  Nov-66     47.66            67.04            3.45            1.91           1.83
  Dec-66     47.67            67.48            3.59            1.92           1.84
  Jan-67     51.48            79.88            3.64            1.92           1.84
  Feb-67     51.85            83.47            3.56            1.93           1.84
  Mar-67     53.97            88.61            3.63            1.94           1.84
  Apr-67     56.32            91.00            3.53            1.94           1.85
  May-67     53.64            90.23            3.51            1.95           1.85
  Jun-67     54.66            99.41            3.41            1.96           1.86
  Jul-67     57.22           108.86            3.43            1.96           1.87
  Aug-67     56.82           109.08            3.40            1.97           1.87
  Sep-67     58.76           115.24            3.40            1.98           1.88
  Oct-67     57.14           111.66            3.26            1.98           1.88
  Nov-67     57.51           112.96            3.20            1.99           1.89
  Dec-67     59.10           123.87            3.26            2.00           1.89
  Jan-68     56.59           125.78            3.37            2.00           1.90
  Feb-68     55.11           116.86            3.36            2.01           1.91
  Mar-68     55.72           115.59            3.28            2.02           1.91
  Apr-68     60.36           132.47            3.36            2.03           1.92
  May-68     61.33           145.70            3.37            2.04           1.93
  Jun-68     61.98           146.14            3.45            2.05           1.94
  Jul-68     60.92           141.09            3.55            2.06           1.95
  Aug-68     61.91           146.27            3.55            2.06           1.95
  Sep-68     64.39           155.03            3.51            2.07           1.96
  Oct-68     64.95           155.51            3.47            2.08           1.97
  Nov-68     68.39           167.39            3.37            2.09           1.98
  Dec-68     65.64           168.43            3.25            2.10           1.98
  Jan-69     65.19           165.63            3.18            2.11           1.99
  Feb-69     62.41           149.24            3.20            2.12           1.99
  Mar-69     64.65           155.14            3.20            2.13           2.01
  Apr-69     66.13           161.26            3.34            2.14           2.02
  May-69     66.30           164.06            3.17            2.15           2.03
  Jun-69     62.71           144.95            3.24            2.16           2.04
  Jul-69     59.02           129.45            3.27            2.18           2.05
  Aug-69     61.70           138.93            3.24            2.19           2.06
  Sep-69     60.25           135.30            3.07            2.20           2.07
  Oct-69     63.01           143.55            3.18            2.21           2.08
  Nov-69     61.14           135.55            3.11            2.22           2.09
  Dec-69     60.06           126.23            3.09            2.24           2.10
  Jan-70     55.59           118.55            3.08            2.25           2.11
  Feb-70     58.85           123.14            3.26            2.27           2.12
  Mar-70     59.03           119.64            3.24            2.28           2.13
  Apr-70     53.78            98.97            3.10            2.29           2.15
  May-70     50.84            88.76            2.96            2.30           2.15
  Jun-70     48.39            80.52            3.10            2.32           2.17
  Jul-70     52.03            84.98            3.20            2.33           2.17
  Aug-70     54.67            93.04            3.20            2.34           2.18
  Sep-70     56.57           103.14            3.27            2.35           2.19
  Oct-70     56.02            95.86            3.23            2.36           2.20
  Nov-70     59.02            97.17            3.49            2.37           2.21
  Dec-70     62.47           104.23            3.46            2.38           2.22
  Jan-71     65.08           120.82            3.63            2.39           2.22
  Feb-71     66.00           124.65            3.58            2.40           2.22
  Mar-71     68.52           131.68            3.76            2.41           2.23
  Apr-71     71.10           134.92            3.66            2.42           2.24
  May-71     68.49           126.76            3.65            2.42           2.25
  Jun-71     68.64           122.71            3.60            2.43           2.26
  Jul-71     65.90           115.80            3.61            2.44           2.27
  Aug-71     68.61           122.56            3.78            2.45           2.27
  Sep-71     68.23           119.78            3.85            2.46           2.28
  Oct-71     65.48           113.18            3.92            2.47           2.28
  Nov-71     65.65           108.95            3.90            2.48           2.28
  Dec-71     71.41           121.42            3.92            2.49           2.29
  Jan-72     72.79           135.14            3.89            2.50           2.29
  Feb-72     74.97           139.14            3.93            2.50           2.31
  Mar-72     75.51           137.14            3.89            2.51           2.31
  Apr-72     75.94           138.91            3.91            2.52           2.31
  May-72     77.60           136.26            4.01            2.52           2.32
  Jun-72     76.01           132.10            3.98            2.53           2.33
  Jul-72     76.29           126.64            4.07            2.54           2.34
  Aug-72     79.27           129.01            4.08            2.55           2.34
  Sep-72     78.99           124.51            4.05            2.56           2.35
  Oct-72     79.83           122.33            4.14            2.57           2.36
  Nov-72     83.86           129.58            4.24            2.58           2.36
  Dec-72     84.96           126.81            4.14            2.59           2.37
  Jan-73     83.60           121.33            4.01            2.60           2.38
  Feb-73     80.82           111.63            4.01            2.61           2.39
  Mar-73     80.81           109.32            4.05            2.62           2.42
  Apr-73     77.62           102.53            4.06            2.63           2.43
  May-73     76.54            94.21            4.02            2.65           2.45
  Jun-73     76.14            91.48            4.01            2.66           2.47
  Jul-73     79.15           102.40            3.84            2.68           2.47
  Aug-73     76.63            97.84            3.99            2.70           2.52
  Sep-73     79.81           108.24            4.12            2.71           2.52
  Oct-73     79.83           109.16            4.20            2.73           2.54
  Nov-73     71.19            87.74            4.13            2.75           2.56
  Dec-73     72.50            87.62            4.09            2.76           2.58
  Jan-74     71.88            99.24            4.06            2.78           2.60
  Feb-74     72.02            98.39            4.05            2.80           2.64
  Mar-74     70.45            97.66            3.93            2.81           2.66
  Apr-74     67.82            93.13            3.83            2.83           2.68
  May-74     65.97            85.75            3.88            2.86           2.71
  Jun-74     65.13            84.49            3.90            2.87           2.74
  Jul-74     60.18            82.64            3.89            2.89           2.76
  Aug-74     55.20            77.01            3.80            2.91           2.79
  Sep-74     48.74            71.98            3.89            2.93           2.82
  Oct-74     56.82            79.63            4.08            2.95           2.85
  Nov-74     54.27            76.14            4.20            2.96           2.87
  Dec-74     53.31            70.14            4.27            2.99           2.89
  Jan-75     59.98            89.55            4.37            3.00           2.91
  Feb-75     64.03            92.11            4.43            3.02           2.93
  Mar-75     65.54            97.80            4.31            3.03           2.94
  Apr-75     68.77           102.99            4.23            3.04           2.95
  May-75     72.27           109.82            4.32            3.05           2.97
  Jun-75     75.61           118.05            4.45            3.07           2.99
  Jul-75     70.63           115.06            4.41            3.08           3.02
  Aug-75     69.61           108.46            4.38            3.10           3.03
  Sep-75     67.33           106.49            4.33            3.11           3.05
  Oct-75     71.61           105.95            4.54            3.13           3.07
  Nov-75     73.86           109.34            4.49            3.14           3.08
  Dec-75     73.14           107.19            4.67            3.16           3.10
  Jan-76     81.92           135.96            4.71            3.17           3.10
  Feb-76     81.44           154.85            4.74            3.18           3.11
  Mar-76     84.09           154.63            4.81            3.20           3.12
  Apr-76     83.26           149.08            4.82            3.21           3.13
  May-76     82.65           143.70            4.75            3.22           3.15
  Jun-76     86.19           150.30            4.85            3.24           3.17
  Jul-76     85.60           150.98            4.88            3.25           3.19
  Aug-76     85.72           146.59            4.99            3.27           3.20
  Sep-76     87.83           148.12            5.06            3.28           3.21
  Oct-76     86.02           145.03            5.10            3.29           3.23
  Nov-76     85.95           150.88            5.27            3.31           3.24
  Dec-76     90.58           168.69            5.45            3.32           3.25
  Jan-77     86.15           176.28            5.24            3.33           3.26
  Feb-77     84.85           175.59            5.21            3.34           3.30
  Mar-77     83.84           177.88            5.26            3.36           3.32
  Apr-77     83.96           181.94            5.29            3.37           3.34
  May-77     82.70           181.43            5.36            3.38           3.36
  Jun-77     86.63           195.44            5.45            3.39           3.39
  Jul-77     85.32           196.03            5.41            3.41           3.40
  Aug-77     84.19           193.92            5.52            3.42           3.41
  Sep-77     84.19           195.71            5.50            3.44           3.43
  Oct-77     80.69           189.25            5.45            3.46           3.44
  Nov-77     83.68           209.80            5.50            3.47           3.45
  Dec-77     84.08           211.50            5.41            3.49           3.47
  Jan-78     79.06           207.50            5.37            3.51           3.48
  Feb-78     77.79           214.71            5.37            3.52           3.51
  Mar-78     79.93           236.87            5.36            3.54           3.53
  Apr-78     86.89           255.53            5.35            3.56           3.56
  May-78     88.07           276.48            5.32            3.58           3.60
  Jun-78     86.73           271.25            5.29            3.60           3.64
  Jul-78     91.58           289.81            5.37            3.62           3.66
  Aug-78     94.70           317.01            5.48            3.64           3.68
  Sep-78     94.24           316.00            5.42            3.66           3.71
  Oct-78     85.85           239.30            5.32            3.69           3.74
  Nov-78     88.08           256.81            5.42            3.71           3.76
  Dec-78     89.59           261.12            5.35            3.74           3.78
  Jan-79     93.37           295.62            5.45            3.77           3.81
  Feb-79     90.72           287.28            5.37            3.80           3.86
  Mar-79     95.93           319.45            5.44            3.83           3.89
  Apr-79     96.28           331.81            5.38            3.86           3.94
  May-79     94.66           332.96            5.52            3.89           3.99
  Jun-79     98.54           348.68            5.70            3.92           4.02
  Jul-79     99.62           354.64            5.65            3.95           4.08
  Aug-79     105.70          381.46            5.63            3.98           4.12
  Sep-79     105.97          368.35            5.56            4.01           4.16
  Oct-79     99.02           325.83            5.09            4.05           4.20
  Nov-79     104.11          353.80            5.25            4.09           4.24
  Dec-79     106.11          374.61            5.28            4.13           4.28
  Jan-80     112.59          405.93            4.89            4.16           4.34
  Feb-80     112.93          394.41            4.66            4.20           4.40
  Mar-80     101.79          324.30            4.51            4.25           4.47
  Apr-80     106.16          346.79            5.20            4.30           4.52
  May-80     112.13          372.81            5.42            4.34           4.56
  Jun-80     115.45          389.67            5.61            4.36           4.61
  Jul-80     123.25          441.22            5.35            4.39           4.61
  Aug-80     124.87          467.89            5.12            4.41           4.64
  Sep-80     128.37          487.47            4.98            4.45           4.69
  Oct-80     130.76          503.72            4.85            4.49           4.73
  Nov-80     145.09          542.33            4.90            4.53           4.77
  Dec-80     140.51          523.99            5.07            4.59           4.81
  Jan-81     134.36          534.84            5.01            4.64           4.85
  Feb-81     137.15          539.87            4.79            4.69           4.90
  Mar-81     142.37          590.78            4.98            4.75           4.94
  Apr-81     139.33          629.59            4.72            4.80           4.97
  May-81     140.20          656.16            5.01            4.85           5.01
  Jun-81     139.08          661.15            4.93            4.92           5.05
  Jul-81     139.17          640.25            4.75            4.98           5.11
  Aug-81     131.46          596.46            4.57            5.04           5.15
  Sep-81     124.86          552.74            4.50            5.10           5.20
  Oct-81     131.46          593.75            4.87            5.17           5.21
  Nov-81     137.25          610.14            5.56            5.22           5.23
  Dec-81     133.62          596.72            5.17            5.27           5.24
  Jan-82     131.44          585.02            5.19            5.31           5.26
  Feb-82     124.71          567.70            5.28            5.36           5.28
  Mar-82     123.96          562.82            5.41            5.41           5.27
  Apr-82     129.09          584.38            5.61            5.47           5.29
  May-82     125.37          569.89            5.63            5.53           5.35
  Jun-82     123.19          560.82            5.50            5.58           5.41
  Jul-82     120.54          559.98            5.78            5.64           5.44
  Aug-82     135.82          599.07            6.23            5.68           5.45
  Sep-82     137.31          618.66            6.61            5.71           5.46
  Oct-82     152.77          699.39            7.03            5.75           5.48
  Nov-82     159.46          753.88            7.03            5.78           5.47
  Dec-82     162.22          763.83            7.25            5.82           5.45
  Jan-83     167.87          811.79            7.03            5.86           5.46
  Feb-83     172.23          869.62            7.37            5.90           5.46
  Mar-83     178.52          915.27            7.30            5.94           5.46
  Apr-83     192.05          985.45            7.56            5.98           5.50
  May-83     191.05         1,071.15           7.27            6.02           5.53
  Jun-83     198.35         1,108.46           7.29            6.06           5.55
  Jul-83     192.14         1,098.66           6.94            6.10           5.57
  Aug-83     195.41         1,077.05           6.95            6.15           5.59
  Sep-83     198.07         1,091.42           7.30            6.20           5.62
  Oct-83     195.41         1,029.46           7.21            6.25           5.64
  Nov-83     199.96         1,082.53           7.34            6.29           5.64
  Dec-83     198.75         1,066.83           7.30            6.33           5.65
  Jan-84     197.45         1,065.97           7.48            6.38           5.68
  Feb-84     190.98          997.22            7.34            6.43           5.71
  Mar-84     194.24         1,014.57           7.23            6.48           5.72
  Apr-84     195.58         1,005.95           7.15            6.53           5.75
  May-84     185.14          953.54            6.78            6.58           5.77
  Jun-84     189.23          982.14            6.88            6.63           5.79
  Jul-84     186.52          940.89            7.36            6.68           5.80
  Aug-84     207.51         1,034.79           7.56            6.74           5.83
  Sep-84     207.55         1,037.59           7.82            6.80           5.86
  Oct-84     208.09         1,015.07           8.25            6.86           5.87
  Nov-84     205.99          980.97            8.35            6.91           5.87
  Dec-84     211.20          995.68            8.43            6.96           5.88
  Jan-85     227.42         1,101.12           8.73            7.00           5.89
  Feb-85     230.53         1,131.07           8.30            7.04           5.91
  Mar-85     230.95         1,106.87           8.56            7.09           5.94
  Apr-85     230.21         1,087.61           8.77            7.14           5.96
  May-85     244.37         1,117.63           9.55            7.19           5.98
  Jun-85     248.25         1,129.47           9.69            7.23           6.00
  Jul-85     247.61         1,158.84           9.51            7.27           6.01
  Aug-85     246.10         1,150.50           9.76            7.31           6.02
  Sep-85     238.20         1,087.91           9.74            7.35           6.04
  Oct-85     248.85         1,116.30           10.07           7.40           6.06
  Nov-85     266.66         1,185.51           10.47           7.45           6.08
  Dec-85     279.12         1,241.23           11.04           7.50           6.10
  Jan-86     280.34         1,255.14           11.01           7.54           6.12
  Feb-86     301.68         1,345.38           12.27           7.58           6.10
  Mar-86     318.39         1,409.55           13.21           7.62           6.07
  Apr-86     314.44         1,418.58           13.11           7.66           6.06
  May-86     331.71         1,469.64           12.45           7.70           6.08
  Jun-86     337.21         1,473.47           13.21           7.74           6.11
  Jul-86     318.03         1,368.85           13.07           7.78           6.11
  Aug-86     341.81         1,398.69           13.72           7.82           6.12
  Sep-86     313.72         1,320.50           13.03           7.85           6.15
  Oct-86     331.16         1,366.19           13.41           7.89           6.15
  Nov-86     339.64         1,361.96           13.77           7.92           6.16
  Dec-86     330.67         1,326.27           13.74           7.96           6.17
  Jan-87     375.08         1,451.34           13.97           7.99           6.20
  Feb-87     390.57         1,568.76           14.25           8.03           6.23
  Mar-87     401.19         1,605.31           13.93           8.06           6.26
  Apr-87     397.66         1,555.06           13.27           8.10           6.29
  May-87     401.76         1,549.00           13.13           8.13           6.31
  Jun-87     421.81         1,590.20           13.26           8.17           6.33
  Jul-87     442.81         1,648.08           13.02           8.21           6.35
  Aug-87     459.86         1,695.38           12.81           8.24           6.38
  Sep-87     449.74         1,681.65           12.34           8.28           6.41
  Oct-87     352.96         1,190.78           13.11           8.33           6.43
  Nov-87     324.05         1,143.50           13.15           8.36           6.44
  Dec-87     347.97         1,202.97           13.37           8.39           6.44
  Jan-88     362.83         1,269.85           14.26           8.42           6.45
  Feb-88     379.88         1,366.36           14.34           8.46           6.47
  Mar-88     368.41         1,422.11           13.90           8.49           6.50
  Apr-88     372.38         1,451.83           13.68           8.53           6.53
  May-88     375.29         1,425.84           13.54           8.58           6.55
  Jun-88     392.70         1,513.10           14.03           8.62           6.58
  Jul-88     391.13         1,509.32           13.80           8.66           6.61
  Aug-88     378.19         1,472.19           13.88           8.71           6.64
  Sep-88     394.22         1,505.61           14.35           8.77           6.68
  Oct-88     404.98         1,487.09           14.80           8.82           6.71
  Nov-88     399.23         1,422.10           14.51           8.87           6.71
  Dec-88     406.46         1,478.14           14.67           8.93           6.72
  Jan-89     435.85         1,537.85           14.96           8.97           6.76
  Feb-89     424.99         1,550.62           14.69           9.03           6.78
  Mar-89     435.02         1,606.13           14.87           9.09           6.82
  Apr-89     457.47         1,650.94           15.11           9.15           6.87
  May-89     475.86         1,710.70           15.72           9.22           6.91
  Jun-89     473.29         1,676.32           16.58           9.29           6.92
  Jul-89     515.79         1,744.54           16.98           9.35           6.94
  Aug-89     525.75         1,765.83           16.54           9.42           6.95
  Sep-89     523.70         1,765.83           16.57           9.48           6.97
  Oct-89     511.49         1,659.17           17.20           9.55           7.01
  Nov-89     522.13         1,650.71           17.33           9.61           7.02
  Dec-89     534.46         1,628.59           17.32           9.67           7.03
  Jan-90     498.59         1,504.17           16.73           9.73           7.11
  Feb-90     505.03         1,532.29           16.69           9.78           7.14
  Mar-90     518.31         1,588.68           16.61           9.85           7.18
  Apr-90     505.51         1,546.42           16.28           9.91           7.19
  May-90     554.79         1,633.18           16.95           9.98           7.21
  Jun-90     550.91         1,656.70           17.34           10.04          7.25
  Jul-90     549.15         1,593.41           17.53           10.11          7.27
  Aug-90     499.56         1,386.90           16.80           10.18          7.34
  Sep-90     474.98         1,271.93           16.99           10.24          7.40
  Oct-90     473.22         1,199.17           17.36           10.31          7.45
  Nov-90     503.70         1,253.14           18.06           10.37          7.46
  Dec-90     517.50         1,277.45           18.39           10.43          7.46
  Jan-91     540.37         1,384.88           18.63           10.48          7.51
  Feb-91     579.06         1,539.02           18.69           10.53          7.52
  Mar-91     592.84         1,643.67           18.76           10.58          7.53
  Apr-91     594.50         1,649.26           19.02           10.64          7.54
  May-91     619.95         1,704.35           19.02           10.69          7.56
  Jun-91     591.62         1,621.69           18.90           10.73          7.59
  Jul-91     619.31         1,687.69           19.20           10.78          7.60
  Aug-91     633.86         1,731.74           19.86           10.83          7.62
  Sep-91     623.46         1,737.28           20.46           10.88          7.65
  Oct-91     631.82         1,792.35           20.57           10.93          7.66
  Nov-91     606.29         1,742.88           20.74           10.97          7.69
  Dec-91     675.59         1,847.63           21.94           11.01          7.69
  Jan-92     663.03         2,056.04           21.23           11.05          7.70
  Feb-92     671.51         2,148.97           21.34           11.08          7.73
  Mar-92     658.35         2,095.46           21.14           11.12          7.77
  Apr-92     677.51         2,011.02           21.17           11.15          7.78
  May-92     681.17         2,008.20           21.69           11.18          7.79
  Jun-92     671.29         1,903.98           22.12           11.22          7.82
  Jul-92     698.34         1,974.42           23.00           11.26          7.84
  Aug-92     684.24         1,929.41           23.15           11.28          7.86
  Sep-92     692.11         1,954.68           23.58           11.31          7.88
  Oct-92     694.60         2,005.31           23.12           11.34          7.91
  Nov-92     718.01         2,182.78           23.14           11.37          7.92
  Dec-92     727.41         2,279.04           23.71           11.40          7.92
  Jan-93     732.72         2,402.79           24.37           11.42          7.95
  Feb-93     742.61         2,359.54           25.24           11.45          7.98
  Mar-93     758.58         2,427.73           25.29           11.48          8.01
  Apr-93     739.99         2,353.44           25.47           11.51          8.03
  May-93     759.97         2,433.93           25.59           11.53          8.04
  Jun-93     762.48         2,424.68           26.74           11.56          8.06
  Jul-93     758.90         2,464.93           27.25           11.59          8.06
  Aug-93     787.81         2,548.49           28.43           11.62          8.08
  Sep-93     781.98         2,629.02           28.45           11.65          8.09
  Oct-93     797.86         2,752.85           28.72           11.67          8.13
  Nov-93     790.36         2,704.68           27.98           11.70          8.13
  Dec-93     800.08         2,757.15           28.03           11.73          8.13
  Jan-94     826.88         2,927.54           28.76           11.76          8.16
  Feb-94     804.56         2,920.81           27.46           11.78          8.18
  Mar-94     769.56         2,790.54           26.38           11.81          8.21
  Apr-94     779.56         2,807.28           25.98           11.85          8.22
  May-94     792.27         2,803.91           25.77           11.88          8.23
  Jun-94     772.70         2,730.45           25.51           11.92          8.26
  Jul-94     798.28         2,780.69           26.44           11.95          8.28
  Aug-94     830.77         2,874.40           26.21           12.00          8.31
  Sep-94     810.74         2,904.58           25.34           12.04          8.33
  Oct-94     829.31         2,937.98           25.28           12.09          8.34
  Nov-94     798.87         2,842.20           25.45           12.13          8.35
  Dec-94     810.54         2,842.77           25.86           12.19          8.35
  Jan-95     831.61         2,923.22           26.56           12.24          8.38
  Feb-95     863.88         2,996.89           27.32           12.29          8.42
  Mar-95     889.45         3,040.34           27.57           12.34          8.45
  Apr-95     915.33         3,147.36           28.04           12.40          8.47
  May-95     951.49         3,241.16           30.26           12.46          8.49
  Jun-95     973.85         3,425.25           30.68           12.52          8.51
  Jul-95    1,006.28        3,646.18           30.16           12.58          8.51
  Aug-95    1,008.99        3,776.72           30.87           12.64          8.53
  Sep-95    1,051.27        3,850.36           31.41           12.69          8.55
  Oct-95    1,047.59        3,662.85           32.34           12.75          8.57
  Nov-95    1,093.69        3,733.18           33.14           12.81          8.57
  Dec-95    1,113.92        3,822.40           34.04           12.87          8.56
  Jan-96    1,152.24        3,833.10           34.01           12.92          8.61
  Feb-96    1,163.30        3,974.54           32.37           12.97          8.64
  Mar-96    1,174.47        4,065.16           31.69           13.02          8.69
  Apr-96    1,191.73        4,409.89           31.16           13.08          8.72
  May-96    1,222.48        4,740.19           30.99           13.14          8.74
  Jun-96    1,227.49        4,464.31           31.62           13.19          8.74
  Jul-96    1,172.87        4,043.32           31.68           13.25          8.76
  Aug-96    1,197.73        4,235.79           31.24           13.31          8.77
  Sep-96    1,265.04        4,359.05           32.14           13.36          8.80
  Oct-96    1,299.71        4,282.77           33.44           13.42          8.83
  Nov-96    1,398.35        4,406.11           34.61           13.48          8.85
  Dec-96    1,370.95        4,495.99           33.73           13.54          8.85
  Jan-97    1,456.08        4,684.82           33.46           13.60          8.88
  Feb-97    1,467.88        4,588.32           33.48           13.65          8.90
  Mar-97    1,406.81        4,363.49           32.63           13.71          8.93
  Apr-97    1,490.80        4,243.06           33.47           13.77          8.94
  May-97    1,582.33        4,676.70           33.79           13.84          8.93
  Jun-97    1,652.91        4,909.60           34.45           13.89          8.94
  Jul-97    1,784.15        5,206.63           36.60           13.95          8.95
  Aug-97    1,684.95        5,471.65           35.44           14.01          8.97
  Sep-97    1,777.23        5,933.45           36.56           14.07          8.99
  Oct-97    1,717.87        5,704.42           37.81           14.13          9.01
  Nov-97    1,797.41        5,616.00           38.37           14.18          9.01
  Dec-97    1,828.33        5,519.97           39.07           14.25          9.00
  Jan-98    1,848.62        5,487.40           39.86           14.31          9.01
  Feb-98    1,981.94        5,843.53           39.57           14.37          9.03
  Mar-98    2,083.44        6,124.61           39.67           14.42          9.05
  Apr-98    2,104.40        6,227.50           39.77           14.49          9.07
  May-98    2,068.22        5,917.99           40.50           14.54          9.08
  Jun-98    2,152.23        5,796.08           41.42           14.60          9.09
  Jul-98    2,129.31        5,407.17           41.26           14.66          9.10
  Aug-98    1,821.46        4,320.33           43.17           14.72          9.12
  Sep-98    1,938.14        4,479.75           44.88           14.79          9.13
  Oct-98    2,095.79        4,639.23           43.90           14.84          9.15
  Nov-98    2,222.81        4,990.88           44.32           14.89          9.15
  Dec-98    2,350.89        5,116.65           44.18           14.94          9.14
  Jan-99    2,449.21        5,259.40           44.71           14.99          9.17
  Feb-99    2,373.09        4,898.08           42.39           15.05          9.18
  Mar-99    2,468.03        4,712.44           42.36           15.11          9.20
  Apr-99    2,563.62        5,159.66           42.44           15.17          9.27
  May-99    2,503.09        5,359.33           41.66           15.22          9.27
  Jun-99    2,642.01        5,663.74           41.34           15.28          9.27
  Jul-99    2,559.53        5,715.85           41.02           15.34          9.30
  Aug-99    2,546.86        5,606.68           40.80           15.40          9.32
  Sep-99    2,477.05        5,482.77           41.15           15.46          9.37
  Oct-99    2,633.80        5,435.07           41.10           15.52          9.38
  Nov-99    2,687.34        5,962.82           40.85           15.57          9.39
  Dec-99    2,845.63        6,640.79           40.22           15.64          9.40

Source: Ibbotson Associates


Source: Ibbotson Associates. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential mutual fund.

Generally, stock returns are due to capital appreciation and the reinvestment of any gains. Bond returns are due to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Stock Price Index, a market-weighted, unmanaged index 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.


Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

     Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1988 through 1999. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.


     All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary-Fees and Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.


[GRAPHIC OMITTED]


----------

(1) LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2) LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3) LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S.
     dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

(4) LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

(5) SALOMON SMITH BARNEY BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart illustrates the performance of major world stock markets for the period from December 31, 1985 through December 31, 1999. It does not represent the performance of any Prudential mutual fund.


AVERAGE ANNUAL TOTAL RETURNS OF MAJOR WORLD STOCK MARKETS 12/31/85-12/31/98 (IN U.S. DOLLARS)

[Table below represents chart in its printed piece]

Sweden                   22.70%
Hong Kong                20.37%
Spain                    20.11%
Netherland               18.63%
Belgium                  18.41%
France                   17.69%
USA                      17.39%
U.K.                     16.41%
Europe                   16.28%
Switzerland              15.58%
Sing/Mlysia              15.07%
Denmark                  14.72%
Germany                  13.29%
Australia                11.68%
Italy                    11.39%
Canada                   11.10%
Japan                     9.59%
Norway                    8.91%
Austria                   7.09%


Source: Morgan Stanley Capital International (MSCI) and Lipper, Inc. as of 12/31/99. Used with permission. Morgan Stanley Country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.


This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 stock index with and without reinvested dividends.

[Figures below represents line chart in its printed piece]

Capital Appreciation vs. Capital Appreciation plus Dividends

                    S & P 500        S & P 500
                     Index P       Mnthly Reinv
                   ----------      -------------
   12/31/1969        1,000.00        1,000.00
   06/30/1970        7,899.20        8,051.71
   12/31/1970       10,009.78       10,394.79
   06/30/1971       10,829.89       11,420.79
   12/31/1971       11,089.51       11,881.17
   06/30/1972       11,638.06       12,648.24
   12/31/1972       12,823.16       14,138.01
   06/30/1973       11,326.31       12,670.96
   12/31/1973       10,596.35       12,061.20
   06/30/1974        9,340.65       10,834.76
   12/31/1974        7,447.32        8,869.10
   06/30/1975       10,340.00       12,579.67
   12/31/1975        9,796.87       12,170.87
   06/30/1976       11,327.39       14,338.95
   12/31/1976       11,672.82       15,082.87
   06/30/1977       10,914.62       14,421.95
   12/31/1977       10,330.22       14,003.47
   06/30/1978       10,376.93       14,445.99
   12/31/1978       10,439.93       14,924.58
   06/30/1979       11,178.58       16,418.99
   12/31/1979       11,724.85       17,700.02
   06/30/1980       12,409.19       19,260.23
   12/31/1980       14,746.79       23,453.21
   06/30/1981       14,252.55       23,230.06
   12/31/1981       13,311.86       22,298.50
   06/30/1982       11,906.26       20,552.88
   12/31/1982       15,276.99       27,102.88
   06/30/1983       18,260.92       33,127.50
   12/31/1983       17,915.49       33,215.96
   06/30/1984       16,639.15       31,587.63
   12/31/1984       18,166.41       35,299.82
   06/30/1985       20,839.67       41,368.35
   12/31/1985       22,950.25       46,499.59
   06/30/1986       27,247.45       56,185.40
   12/31/1986       26,305.67       55,178.71
   06/30/1987       33,021.94       70,322.00
   12/31/1987       26,839.01       58,075.84
   06/30/1988       29,708.88       65,449.44
   12/31/1988       30,167.28       67,694.63
   06/30/1989       34,540.51       78,878.96
   12/31/1989       38,388.00       89,107.41
   06/30/1990       38,889.85       91,850.94
   12/31/1990       35,870.08       86,337.31
   06/30/1991       40,317.18       98,621.45
   12/31/1991       45,306.32      112,583.79
   06/30/1992       44,334.13      111,827.50
   12/31/1992       47,328.91      121,149.50
   06/30/1993       48,938.73      127,042.63
   12/31/1993       50,668.04      133,333.28
   06/30/1994       48,258.74      128,821.93
   12/31/1994       49,887.03      135,084.70
   06/30/1995       59,173.36      162,352.61
   12/31/1995       66,905.27      185,787.02
   06/30/1996       72,847.05      204,531.27
   12/31/1996       80,462.73      228,415.94
   06/30/1997       96,145.98      275,463.22
   12/31/1997      105,412.77      304,594.88
   06/30/1998      123,163.14      358,574.97
   12/31/1998      133,524.86      391,705.63
   06/30/1999      149,110.34      440,193.28
    12/31/99       159,596.98      474,093.88


Source: Lipper, Inc. Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential mutual fund. Common stock total return is based on the Standard & Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indices.


                   ----------------------------------------

                  WORLD STOCK MARKET CAPITALIZATION BY REGION

                           WORLD TOTAL: $20.7 TRILLION



             [THE DATA BELOW REPRESENTS PIE CHART IN ITS PRINTED PIECE]

                          Canada                  2.1%
                          Pacific Basin          16.4%
                          Europe                 32.5%
                          U.S.                   49.0%



                    Source: Morgan Stanley Capital International, December 31, 1999. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential mutual fund.

This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.


[Figures below represents line graph in printed piece]

Long-Term U.S. Treasury Bond Yield in Percent (1926-1999)

               U.S. LT Gvt Yld
                   %Yield
               ---------------
   Dec-26           3.54
   Dec-27           3.16
   Dec-28           3.40
   Dec-29           3.40
   Dec-30           3.30
   Dec-31           4.07
   Dec-32           3.15
   Dec-33           3.36
   Dec-34           2.93
   Dec-35           2.76
   Dec-36           2.55
   Dec-37           2.73
   Dec-38           2.52
   Dec-39           2.26
   Dec-40           1.94
   Dec-41           2.04
   Dec-42           2.46
   Dec-43           2.48
   Dec-44           2.46
   Dec-45           1.99
   Dec-46           2.12
   Dec-47           2.43
   Dec-48           2.37
   Dec-49           2.09
   Dec-50           2.24
   Dec-51           2.69
   Dec-52           2.79
   Dec-53           2.74
   Dec-54           2.72
   Dec-55           2.95
   Dec-56           3.45
   Dec-57           3.23
   Dec-58           3.82
   Dec-59           4.47
   Dec-60           3.80
   Dec-61           4.15
   Dec-62           3.95
   Dec-63           4.17
   Dec-64           4.23
   Dec-65           4.50
   Dec-66           4.55
   Dec-67           5.56
   Dec-68           5.98
   Dec-69           6.87
   Dec-70           6.48
   Dec-71           5.97
   Dec-72           5.99
   Dec-73           7.26
   Dec-74           7.60
   Dec-75           8.05
   Dec-76           7.21
   Dec-77           8.03
   Dec-78           8.98
   Dec-79          10.12
   Dec-80          11.99
   Dec-81          13.34
   Dec-82          10.95
   Dec-83          11.97
   Dec-84          11.70
   Dec-85           9.56
   Dec-86           7.89
   Dec-87           9.20
   Dec-88           9.18
   Dec-89           8.16
   Dec-90           8.44
   Dec-91           7.30
   Dec-92           7.26
   Dec-93           6.54
   Dec-94           7.99
   Dec-95           6.03
   Dec-96           6.73
   Dec-97           6.02
   Dec-98           5.42
   Dec-99           6.82

Source: Ibbotson Associates

----------------------------------------

Source: Ibbotson Associates. Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1998. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential mutual fund.



                                      II-4